UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5002

DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP)

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

Contents

Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

Click here DWS Balanced VIP

Click here DWS Blue Chip VIP

Click here DWS Conservative Allocation VIP

Click here DWS Core Fixed Income VIP

Click here DWS Davis Venture Value VIP

Click here DWS Dreman High Return Equity VIP

Click here DWS Dreman Small Mid Cap Value VIP
(formerly DWS Dreman Small Cap Value VIP)

Click here DWS Global Thematic VIP

Click here DWS Government & Agency Securities VIP

Click here DWS Growth Allocation VIP

Click here DWS High Income VIP

Click here DWS International Select Equity VIP

Click here DWS Janus Growth & Income VIP

Click here DWS Large Cap Value VIP

Click here DWS Mid Cap Growth VIP

Click here DWS Moderate Allocation VIP

Click here DWS Money Market VIP

Click here DWS Small Cap Growth VIP

Click here DWS Strategic Income VIP

Click here DWS Technology VIP

Click here DWS Turner Mid Cap Growth VIP

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Proxy Voting

Click here Shareholder Meeting Results

Click here Investment Management Agreement Approval

Click here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Performance Summary December 31, 2006

DWS Balanced VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Balanced VIP from 12/31/1996 to 12/31/2006
[] DWS Balanced VIP — Class A [] S&P 500® Index [] Lehman Brothers Aggregate Bond Index

The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Balanced VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,024	$12,261	$12,284	$17,813
	Average annual total return	10.24%	7.03%	4.20%	5.94%
S&P 500 Index	Growth of $10,000	$11,579	$13,470	$13,503	$22,447
	Average annual total return	15.79%	10.44%	6.19%	8.42%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,433	$11,150	$12,798	$18,313
	Average annual total return	4.33%	3.70%	5.06%	6.24%
DWS Balanced VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$10,982	$12,125	$13,666
	Average annual total return		9.82%	6.63%	7.19%
S&P 500 Index	Growth of $10,000		$11,579	$13,470	$15,549
	Average annual total return		15.79%	10.44%	10.31%
Lehman Brothers Aggregate Bond Index	Growth of $10,000		$10,433	$11,150	$12,331
	Average annual total return		4.33%	3.70%	4.77%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Balanced VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,084.20	$ 1,082.40
Expenses Paid per $1,000*	$ 2.68	$ 4.67
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,022.63	$ 1,020.72
Expenses Paid per $1,000*	$ 2.60	$ 4.53
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Balanced VIP	.51%	.89%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Balanced VIP

The US economy posted positive growth for all four quarters of 2006, although growth slowed somewhat in the last half of the year. All major asset classes — equities, bonds and cash — had positive returns for the year. Most equity indexes had double digit returns, while bond returns, except for high-yield, were in single digits. Within the equity market, small-cap stocks (as measured by the Russell 2000® Index) performed better than large-cap stocks (as measured by the Russell 1000® Index), as they have for several years.

For the 12 months ended December 31, 2006, the DWS Balanced VIP Portfolio had a return of 10.24% (Class A shares, unadjusted for contract charges). Since this Portfolio invests in stocks and bonds in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. In order to create a benchmark that is representative of the Portfolio's standard asset mix, we calculate a blended benchmark return that is 60% return of the Standard & Poor's 500® (S&P 500) Index and 40% return of the Lehman Brothers Aggregate Bond Index. During 2006, the Portfolio underperformed this blended benchmark, which had a return of 11.11%.

The Portfolio's allocation between stocks and bonds remained close to the neutral position of 60% equity and 40% fixed income during 2006, but with a modest overweight in equities throughout the year.1 This overweight was positive for returns, as equities outperformed bonds. Within equities, an allocation to small cap equities was positive for performance, while an overweight in large cap growth relative to large cap value detracted. In the fixed income portion of the portfolio, a position in high-yield bonds was positive for performance.

William Chepolis, CFA Inna Okounkova Gary Sullivan, CFA Robert Wang
Matthew F. MacDonald Thomas F. Sassi Julie M. Van Cleave, CFA
Portfolio Managers, Deutsche Investment Management Americas Inc.

Effective January 23, 2007, the following people will handle the day-to-day management of the portfolio.

Julie Abbett Jin Chen,CFA William Chepolis, CFA
Matthew F. MacDonald Inna Okounkova Thomas Picciochi
Gary Sullivan, CFA Robert Wang Julie M.VanCleave, CFA

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds category consists of funds that maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	60%	58%
Corporate Bonds	14%	12%
Commercial and Non-Agency Mortgage Backed Securities	12%	7%
Cash Equivalents	3%	5%
Foreign Bonds — US$ Denominated	3%	3%
US Treasury Obligations	3%	3%
Collateralized Mortgage Obligations	3%	5%
US Government Agency Sponsored Pass-Throughs	1%	2%
Asset Backed	1%	2%
Municipal Bonds and Notes	—	2%
US Government Sponsored Agencies	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending)	12/31/06	12/31/05

Financials	23%	19%
Energy	13%	12%
Information Technology	13%	18%
Consumer Discretionary	13%	12%
Health Care	10%	12%
Industrials	9%	10%
Consumer Staples	7%	7%
Materials	5%	4%
Telecommunication Services	4%	3%
Utilities	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Balanced VIP

	Shares	Value ($)

Common Stocks 59.8%
Consumer Discretionary 6.3%
Auto Components 0.1%
American Axle & Manufacturing Holdings, Inc.	7,000	132,930
ArvinMeritor, Inc.	18,000	328,140
Sauer-Danfoss, Inc.	5,000	161,250
Tenneco, Inc.*	12,200	301,584
		923,904
Automobiles 0.3%
Harley-Davidson, Inc.	24,660	1,737,790
Winnebago Industries, Inc.	9,500	312,645
		2,050,435
Distributors 0.0%
Building Materials Holding Corp.	11,400	281,466
Core-Mark Holding Co., Inc.*	700	23,415
		304,881
Diversified Consumer Services 0.1%
Coinstar, Inc.*	9,300	284,301
Jackson Hewitt Tax Service, Inc.	3,800	129,086
Stewart Enterprises, Inc. "A"	2,200	13,750
		427,137
Hotels Restaurants & Leisure 0.5%
Buffalo Wild Wings, Inc.*	5,100	271,320
Jack in the Box, Inc.*	6,400	390,656
LIFE TIME FITNESS, Inc.*	500	24,255
Luby's, Inc.*	17,000	185,130
O'Charley's, Inc.*	6,800	144,704
Papa John's International, Inc.*	4,000	116,040
Starbucks Corp.*	47,870	1,695,555
Triarc Companies, Inc. "B"	9,800	196,000
Vail Resorts, Inc.*	1,500	67,230
WMS Industries, Inc.*	4,300	149,898
		3,240,788
Household Durables 0.3%
Blyth, Inc.	15,700	325,775
Fortune Brands, Inc.	19,910	1,700,115
		2,025,890
Internet & Catalog Retail 0.0%
Stamps.com, Inc.*	3,800	59,850
Leisure Equipment & Products 0.1%
K2, Inc.*	4,700	61,993
Oakley, Inc.	13,900	278,834
		340,827
Media 1.0%
Carmike Cinemas, Inc.	2,700	55,053
Catalina Marketing Corp.	3,900	107,250
Idearc, Inc.*	3,900	111,735
LodgeNet Entertainment Corp.*	3,300	82,599
McGraw-Hill Companies, Inc.	42,170	2,868,404
Mediacom Communications Corp. "A"*	25,800	207,432
Omnicom Group, Inc.	23,310	2,436,827
Scholastic Corp.*	6,800	243,712
		6,113,012
	Shares	Value ($)

Multiline Retail 1.3%
Big Lots, Inc.*	11,900	272,748
Federated Department Stores, Inc.	61,000	2,325,930
Kohl's Corp.*	16,580	1,134,569
Target Corp.	74,300	4,238,815
The Bon-Ton Stores, Inc.	5,900	204,435
		8,176,497
Specialty Retail 2.4%
Best Buy Co., Inc.	59,420	2,922,870
Cache, Inc.*	3,000	75,720
Christopher & Banks Corp.	11,200	208,992
Dress Barn, Inc.*	12,600	293,958
DSW, Inc. "A"*	7,600	293,132
Group 1 Automotive, Inc.	7,100	367,212
Gymboree Corp.*	7,300	278,568
Lowe's Companies, Inc.	121,300	3,778,495
New York & Co., Inc.*	21,000	274,680
Payless ShoeSource, Inc.*	9,700	318,354
Select Comfort Corp.*	13,300	231,287
Staples, Inc.	171,510	4,579,317
TJX Companies, Inc.	50,000	1,426,000
		15,048,585
Textiles, Apparel & Luxury Goods 0.2%
Brown Shoe Co., Inc.	6,500	310,310
Kellwood Co.	3,500	113,820
Maidenform Brands, Inc.*	11,200	202,944
NIKE, Inc. "B"	200	15,496
Perry Ellis International, Inc.*	8,600	352,600
Xerium Technologies, Inc.	5,200	50,908
		1,046,078
Consumer Staples 5.1%
Beverages 1.4%
Coca-Cola Co.	58,200	2,808,150
Diageo PLC	91,373	1,793,557
PepsiCo, Inc.	68,260	4,269,663
		8,871,370
Food & Staples Retailing 1.0%
Central European Distribution Corp.*	600	17,820
Pantry, Inc.*	4,800	224,832
Shoppers Drug Mart Corp.	19,300	828,999
Spartan Stores, Inc.	11,400	238,602
Wal-Mart Stores, Inc.	45,940	2,121,509
Walgreen Co.	65,810	3,020,021
		6,451,783
Food Products 1.3%
Dean Foods Co.*	39,160	1,655,685
Flowers Foods, Inc.	11,800	318,482
General Mills, Inc.	43,700	2,517,120
Groupe Danone	12,089	1,831,988
Kellogg Co.	31,810	1,592,409
		7,915,684
Household Products 1.3%
Colgate-Palmolive Co.	70,270	4,584,415
Procter & Gamble Co.	56,990	3,662,747
		8,247,162
	Shares	Value ($)

Personal Products 0.1%
Chattem, Inc.*	4,500	225,360
Elizabeth Arden, Inc.*	10,300	196,215
		421,575
Tobacco 0.0%
Alliance One International, Inc.*	12,200	86,132
Energy 9.1%
Energy Equipment & Services 3.8%
Baker Hughes, Inc.	74,550	5,565,903
BJ Services Co.	102,200	2,996,504
ENSCO International, Inc.	55,400	2,773,324
Grey Wolf, Inc.*	15,000	102,900
Halliburton Co.	45,170	1,402,528
Noble Corp.	18,030	1,372,984
Parker Drilling Co.*	26,300	214,871
Pioneer Drilling Co.*	17,900	237,712
Schlumberger Ltd.	97,860	6,180,838
Superior Well Services, Inc.*	2,100	53,676
Transocean, Inc.*	34,740	2,810,119
		23,711,359
Oil, Gas & Consumable Fuels 5.3%
Alpha Natural Resources, Inc.*	11,900	169,337
Anadarko Petroleum Corp.	57,300	2,493,696
Apache Corp.	12,900	857,979
Berry Petroleum Co. "A"	7,500	232,575
Bois d'Arc Energy, Inc.*	6,200	90,706
BP PLC (ADR)	36,300	2,435,730
Brigham Exploration Co.*	28,600	209,066
Callon Petroleum Co.*	18,700	281,061
Chevron Corp.	46,600	3,426,498
Clayton Williams Energy, Inc.*	1,400	50,834
Comstock Resources, Inc.*	9,000	279,540
ConocoPhillips	81,780	5,884,071
Devon Energy Corp.	78,570	5,270,476
Edge Petroleum Corp.*	10,300	187,872
EOG Resources, Inc.	25,420	1,587,479
ExxonMobil Corp.	66,600	5,103,558
Houston Exploration Co.*	1,900	98,382
Petrohawk Energy Corp.*	15,800	181,700
Swift Energy Co.*	6,600	295,746
USEC, Inc.*	20,300	258,216
Valero Energy Corp.	39,470	2,019,285
Whiting Petroleum Corp.*	6,400	298,240
XTO Energy, Inc.	39,836	1,874,284
		33,586,331
Financials 12.3%
Capital Markets 2.2%
Apollo Investment Corp.	9,517	213,181
Cohen & Steers, Inc.	1,700	68,289
Lehman Brothers Holdings, Inc.	59,090	4,616,111
MCG Capital Corp.	4,400	89,408
Merrill Lynch & Co., Inc.	21,970	2,045,407
Morgan Stanley	23,100	1,881,033
SWS Group, Inc.	1,400	49,980
The Goldman Sachs Group, Inc.	18,120	3,612,222
UBS AG (Registered)	21,278	1,293,094
Waddell & Reed Financial, Inc. "A"	3,400	93,024
		13,961,749
	Shares	Value ($)

Commercial Banks 3.1%
BancFirst Corp.	700	37,800
Banner Corp.	800	35,472
Center Financial Corp.	4,400	105,468
City Holding Co.	3,000	122,670
CVB Financial Corp.	9,118	131,846
First Community Bancorp.	6,500	339,755
Frontier Financial Corp.	3,075	89,882
Greater Bay Bancorp.	1,900	50,027
Hanmi Financial Corp.	12,400	279,372
National City Corp.	89,600	3,275,776
Oriental Financial Group, Inc.	5,500	71,225
Pacific Capital Bancorp.	3,900	130,962
Preferred Bank	400	24,036
Prosperity Bancshares, Inc.	700	24,157
Regions Financial Corp.	35,312	1,320,669
Sandy Spring Bancorp., Inc.	400	15,272
Sterling Bancshares, Inc.	32,050	417,291
Sterling Financial Corp.	2,300	77,763
SunTrust Banks, Inc.	12,900	1,089,405
Taylor Capital Group, Inc.	2,900	106,169
Trustmark Corp.	2,200	71,962
United Community Banks, Inc.	700	22,624
US Bancorp.	89,200	3,228,148
Wachovia Corp.	92,000	5,239,400
Wells Fargo & Co.	91,200	3,243,072
West Coast Bancorp.	1,100	38,104
		19,588,327
Consumer Finance 0.4%
Advanta Corp. "B"	500	21,815
American Express Co.	26,210	1,590,161
Cash America International, Inc.	7,400	347,060
First Cash Financial Services, Inc.*	7,500	194,025
United PanAm Financial Corp.*	6,400	88,064
		2,241,125
Diversified Financial Services 3.2%
Bank of America Corp.	149,100	7,960,449
Citigroup, Inc.	131,500	7,324,550
JPMorgan Chase & Co.	104,500	5,047,350
		20,332,349
Insurance 1.9%
Aflac, Inc.	75,600	3,477,600
American International Group, Inc.	63,200	4,528,912
Argonaut Group, Inc.*	6,500	226,590
Genworth Financial, Inc. "A"	27,460	939,407
Hartford Financial Services Group, Inc.	22,400	2,090,144
Odyssey Re Holdings Corp.	11,900	443,870
Seabright Insurance Holdings*	9,600	172,896
Tower Group, Inc.	6,100	189,527
		12,068,946
Real Estate Investment Trusts 0.7%
Alexandria Real Estate Equities, Inc. (REIT)	1,800	180,720
American Home Mortgage Investment Corp. (REIT)	4,500	158,040
BioMed Realty Trust, Inc. (REIT)	5,900	168,740
Corporate Office Properties Trust (REIT)	1,500	75,705
Cousins Properties, Inc. (REIT)	4,800	169,296
Crescent Real Estate Equities Co. (REIT)	6,700	132,325
	Shares	Value ($)

EastGroup Properties, Inc. (REIT)	1,500	80,340
Entertainment Properties Trust (REIT)	400	23,376
Equity Lifestyle Properties, Inc. (REIT)	1,800	97,974
FelCor Lodging Trust, Inc. (REIT)	400	8,736
First Industrial Realty Trust, Inc. (REIT)	4,600	215,694
Glimcher Realty Trust (REIT)	3,700	98,827
Healthcare Realty Trust, Inc. (REIT)	2,600	102,804
Highwoods Properties, Inc. (REIT)	5,100	207,876
Home Properties, Inc. (REIT)	1,200	71,124
LaSalle Hotel Properties (REIT)	500	22,925
Lexington Corporate Properties Trust (REIT)	7,600	170,392
LTC Properties, Inc. (REIT)	700	19,117
Mid-America Apartment Communities, Inc. (REIT)	1,900	108,756
National Retail Properties, Inc. (REIT)	6,800	156,060
Nationwide Health Properties, Inc. (REIT)	7,200	217,584
Newcastle Investment Corp. (REIT)	6,100	191,052
OMEGA Healthcare Investors, Inc. (REIT)	2,900	51,388
Parkway Properties, Inc. (REIT)	2,800	142,828
Pennsylvania Real Estate Investment Trust (REIT)	2,200	86,636
Potlatch Corp. (REIT)	4,200	184,044
RAIT Investment Trust (REIT)	2,900	99,992
Realty Income Corp. (REIT)	4,300	119,110
Redwood Trust, Inc. (REIT)	2,600	151,008
Senior Housing Properties Trust (REIT)	8,000	195,840
Sovran Self Storage, Inc. (REIT)	1,600	91,648
Strategic Hotels & Resorts, Inc. (REIT)	5,200	113,308
Sun Communities, Inc. (REIT)	400	12,944
Sunstone Hotel Investors, Inc. (REIT)	3,700	98,901
Urstadt Biddle Properties "A" (REIT)	600	11,454
Washington Real Estate Investment Trust (REIT)	4,300	172,000
		4,208,564
Thrifts & Mortgage Finance 0.8%
BankUnited Financial Corp. "A"	10,900	304,764
Corus Bankshares, Inc.	13,500	311,445
First Niagara Financial Group, Inc.	8,000	118,880
FirstFed Financial Corp.*	6,200	415,214
Franklin Bank Corp.*	1,400	28,756
Fremont General Corp.	18,500	299,885
NetBank, Inc.	11,200	51,968
Ocwen Financial Corp.*	18,600	294,996
PFF Bancorp., Inc.	7,750	267,452
TierOne Corp.	6,000	189,660
Triad Guaranty, Inc.*	1,300	71,331
Washington Mutual, Inc.	62,800	2,856,772
WSFS Financial Corp.	1,900	127,167
		5,338,290
Health Care 7.8%
Biotechnology 1.6%
Alkermes, Inc.*	17,600	235,312
Amgen, Inc.*	24,450	1,670,179
	Shares	Value ($)

Digene Corp.*	4,900	234,808
Genentech, Inc.*	45,590	3,698,717
Gilead Sciences, Inc.*	54,190	3,518,557
ICOS Corp.*	1,800	60,822
OSI Pharmaceuticals, Inc.*	6,400	223,872
Progenics Pharmaceuticals, Inc.*	8,100	208,494
		9,850,761
Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	119,820	5,558,450
C.R. Bard, Inc.	18,650	1,547,390
HealthTronics, Inc.*	9,300	61,938
Integra LifeSciences Holdings*	8,200	349,238
Medtronic, Inc.	50,800	2,718,308
West Pharmaceutical Services, Inc.	8,300	425,209
Zimmer Holdings, Inc.*	31,290	2,452,510
Zoll Medical Corp.*	900	52,416
		13,165,459
Health Care Providers & Services 1.0%
Alliance Imaging, Inc.*	30,900	205,485
Apria Healthcare Group, Inc.*	16,700	445,055
Centene Corp.*	9,800	240,786
CorVel Corp.*	4,900	233,093
Gentiva Health Services, Inc.*	11,200	213,472
inVentiv Health, Inc.*	4,600	162,610
Kindred Healthcare, Inc.*	11,200	282,800
LCA-Vision, Inc.	4,800	164,928
LHC Group, Inc.*	700	19,957
Magellan Health Services, Inc.*	9,000	388,980
MedCath Corp.*	9,700	265,392
UnitedHealth Group, Inc.	65,230	3,504,808
		6,127,366
Health Care Technology 0.0%
TriZetto Group, Inc.*	6,200	113,894
Vital Images, Inc.*	4,400	153,120
		267,014
Life Sciences Tools & Services 0.1%
Albany Molecular Research, Inc.*	11,300	119,328
Kendle International, Inc.*	5,500	172,975
Pharmanet Development Group, Inc.*	5,500	121,385
		413,688
Pharmaceuticals 3.0%
Abbott Laboratories	83,240	4,054,620
Eli Lilly & Co.	17,820	928,422
Hi-Tech Pharmacal Co., Inc.*	2,250	27,383
Johnson & Johnson	112,782	7,445,868
K-V Pharmaceutical Co. "A"*	2,400	57,072
Medicines Co.*	8,500	269,620
Noven Pharmaceuticals, Inc.*	8,700	221,415
Pain Therapeutics, Inc.*	17,700	157,530
Pfizer, Inc.	109,700	2,841,230
Sciele Pharma, Inc.*	10,100	242,400
SuperGen, Inc.*	3,800	19,304
Teva Pharmaceutical Industries Ltd. (ADR)	18,440	573,115
Valeant Pharmaceuticals International	12,600	217,224
ViroPharma, Inc.*	10,900	159,576
Wyeth	40,600	2,067,352
		19,282,131
	Shares	Value ($)

Industrials 6.0%
Aerospace & Defense 1.5%
EDO Corp.	2,400	56,976
Honeywell International, Inc.	36,500	1,651,260
L-3 Communications Holdings, Inc.	23,300	1,905,474
Orbital Sciences Corp.*	18,200	335,608
United Industrial Corp.	6,600	334,950
United Technologies Corp.	84,940	5,310,449
		9,594,717
Air Freight & Logistics 0.4%
ABX Air, Inc.*	15,500	107,415
FedEx Corp.	19,380	2,105,056
		2,212,471
Airlines 0.1%
Alaska Air Group, Inc.*	8,200	323,900
ExpressJet Holdings, Inc.*	14,500	117,450
Republic Airways Holdings, Inc.*	11,700	196,326
		637,676
Building Products 0.0%
American Woodmark Corp.	7,500	313,875
Commercial Services & Supplies 0.4%
Administaff, Inc.	5,900	252,343
American Ecology Corp.	3,100	57,381
Casella Waste Systems, Inc. "A"*	800	9,784
Clean Harbors, Inc.*	4,200	203,322
Consolidated Graphics, Inc.*	4,700	277,629
Deluxe Corp.	15,500	390,600
Huron Consulting Group, Inc.*	700	31,738
IHS, Inc. "A"*	7,200	284,256
John H. Harland Co.	2,900	145,580
Kforce, Inc.*	16,800	204,456
Layne Christensen Co.*	6,800	223,244
McGrath Rentcorp.	700	21,441
Volt Information Sciences, Inc.*	5,100	256,071
Watson Wyatt Worldwide, Inc. "A"	2,300	103,845
		2,461,690
Construction & Engineering 0.2%
EMCOR Group, Inc.*	7,000	397,950
Granite Construction, Inc.	7,200	362,304
Infrasource Services, Inc.*	8,700	189,399
Perini Corp.*	5,500	169,290
		1,118,943
Electrical Equipment 0.5%
A.O. Smith Corp.	5,000	187,800
Acuity Brands, Inc.	400	20,816
Emerson Electric Co.	55,540	2,448,758
General Cable Corp.*	5,600	244,776
II-VI, Inc.*	9,800	273,812
		3,175,962
Industrial Conglomerates 1.1%
General Electric Co.	182,240	6,781,150
Tredegar Corp.	4,000	90,440
		6,871,590
Machinery 1.3%
Accuride Corp.*	27,300	307,398
Caterpillar, Inc.	22,170	1,359,686
Dover Corp.	17,600	862,752
Freightcar America, Inc.	5,900	327,155
Illinois Tool Works, Inc.	55,900	2,582,021
	Shares	Value ($)

Ingersoll-Rand Co., Ltd. "A"	71,200	2,786,056
NACCO Industries, Inc. "A"	200	27,320
Wabtec Corp.	2,200	66,836
		8,319,224
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	27,700	2,044,537
Celadon Group, Inc.*	1,400	23,450
Dollar Thrifty Automotive Group, Inc.*	8,900	405,929
Marten Transport Ltd.*	7,100	130,143
U.S. Xpress Enterprises, Inc. "A"*	11,700	192,699
USA Truck, Inc.*	14,500	232,725
		3,029,483
Trading Companies & Distributors 0.0%
Electro Rent Corp.*	9,800	163,660
Information Technology 9.3%
Communications Equipment 1.6%
C-COR, Inc.*	21,300	237,282
Cisco Systems, Inc.*	173,770	4,749,134
Dycom Industries, Inc.*	13,200	278,784
Harris Corp.	28,400	1,302,424
InterDigital Communications Corp.*	8,500	285,175
Nokia Oyj (ADR)	94,400	1,918,208
QUALCOMM, Inc.	32,330	1,221,751
		9,992,758
Computers & Peripherals 1.3%
Apple Computer, Inc.*	32,800	2,782,752
EMC Corp.*	130,230	1,719,036
Hewlett-Packard Co.	44,700	1,841,193
International Business Machines Corp.	21,240	2,063,466
Komag, Inc.*	6,500	246,220
		8,652,667
Electronic Equipment & Instruments 0.3%
Daktronics, Inc.	7,000	257,950
Itron, Inc.*	5,700	295,488
Littelfuse, Inc.*	5,800	184,904
Mettler-Toledo International, Inc.*	10,900	859,465
Newport Corp.*	6,300	131,985
		1,729,792
Internet Software & Services 0.7%
aQuantive, Inc.*	7,500	184,950
DealerTrack Holdings, Inc.*	6,800	200,056
eBay, Inc.*	41,860	1,258,730
Google, Inc. "A"*	2,640	1,215,667
InfoSpace, Inc.*	2,500	51,275
j2 Global Communications, Inc.*	6,100	166,225
RealNetworks, Inc.*	3,700	40,478
Sohu.com, Inc.*	4,200	100,800
United Online, Inc.	1,500	19,920
ValueClick, Inc.*	9,700	229,211
WebEx Communications, Inc.*	4,700	163,983
Websense, Inc.*	6,700	152,961
Yahoo!, Inc.*	41,960	1,071,659
		4,855,915
IT Services 1.0%
Accenture Ltd. "A"	63,410	2,341,732
Covansys Corp.*	10,400	238,680
Fiserv, Inc.*	27,460	1,439,453
infoUSA, Inc.	20,100	239,391
	Shares	Value ($)

ManTech International Corp. "A"*	6,600	243,078
Paychex, Inc.	37,200	1,470,888
SRA International, Inc. "A"*	1,100	29,414
StarTek, Inc.	8,300	112,382
Sykes Enterprises, Inc.*	2,400	42,336
		6,157,354
Semiconductors & Semiconductor Equipment 2.2%
Actel Corp.*	11,800	214,288
Applied Materials, Inc.	94,900	1,750,905
Asyst Technologies, Inc.*	27,400	200,294
Broadcom Corp. "A"*	30,640	989,978
Brooks Automation, Inc.*	17,300	249,120
Credence Systems Corp.*	35,600	185,120
Diodes, Inc.*	6,000	212,880
Intel Corp.	220,700	4,469,175
Intevac, Inc.*	6,900	179,055
Linear Technology Corp.	41,550	1,259,796
Micrel, Inc.*	6,900	74,382
MIPS Technologies, Inc.*	22,100	183,430
OmniVision Technologies, Inc.*	13,700	187,005
RF Micro Devices, Inc.*	11,100	75,369
Supertex, Inc.*	5,200	204,100
Tessera Technologies, Inc.*	7,800	314,652
Texas Instruments, Inc.	105,430	3,036,384
		13,785,933
Software 2.2%
Adobe Systems, Inc.*	41,650	1,712,648
Ansoft Corp.*	9,700	269,660
Blackbaud, Inc.	2,500	65,000
Electronic Arts, Inc.*	28,800	1,450,368
FalconStor Software, Inc.*	2,400	20,760
Kronos, Inc.*	8,400	308,616
Manhattan Associates, Inc.*	7,600	228,608
Microsoft Corp.	196,550	5,868,983
MicroStrategy, Inc. "A"*	2,122	241,929
NetScout Systems, Inc.*	6,500	53,950
SPSS, Inc.*	2,500	75,175
Symantec Corp.*	153,300	3,196,305
Ultimate Software Group, Inc.*	9,900	230,274
		13,722,276
Materials 1.8%
Chemicals 1.2%
Dow Chemical Co.	62,600	2,500,244
E.I. du Pont de Nemours & Co.	40,300	1,963,013
Ecolab, Inc.	38,850	1,756,020
Georgia Gulf Corp.	13,600	262,616
H.B. Fuller Co.	13,300	343,406
Hercules, Inc.*	5,800	111,998
Pioneer Companies, Inc.*	11,400	326,724
Spartech Corp.	13,000	340,860
		7,604,881
Containers & Packaging 0.4%
Caraustar Industries, Inc.*	18,200	147,238
Rock-Tenn Co. "A"	11,800	319,898
Sonoco Products Co.	57,900	2,203,674
		2,670,810
Metals & Mining 0.2%
AK Steel Holding Corp.*	13,900	234,910
Century Aluminum Co.*	5,800	258,970
Chaparral Steel Co.	8,500	376,295
	Shares	Value ($)

Hecla Mining Co.*	16,900	129,454
		999,629
Paper & Forest Products 0.0%
Buckeye Technologies, Inc.*	18,000	215,640
Deltic Timber Corp.	600	33,468
Neenah Paper, Inc.	400	14,128
		263,236
Telecommunication Services 1.4%
Diversified Telecommunication Services 1.3%
Alaska Communications Systems Group, Inc.	18,900	287,091
AT&T, Inc.	87,800	3,138,850
CT Communications, Inc.	12,700	291,084
General Communication, Inc. "A"*	12,400	195,052
Golden Telecom, Inc.	7,700	360,668
Verizon Communications, Inc.	113,000	4,208,120
		8,480,865
Wireless Telecommunication Services 0.1%
Centennial Communications Corp.	26,700	191,973
Syniverse Holdings, Inc.*	3,300	49,467
USA Mobility, Inc.	6,400	143,168
		384,608
Utilities 0.7%
Electric Utilities 0.4%
ALLETE, Inc.	700	32,578
FPL Group, Inc.	41,800	2,274,756
IDACORP, Inc.	2,200	85,030
Otter Tail Corp.	1,900	59,204
		2,451,568
Gas Utilities 0.1%
Piedmont Natural Gas Co., Inc.	1,300	34,775
South Jersey Industries, Inc.	3,900	130,299
Southwest Gas Corp.	11,800	452,766
		617,840
Independent Power Producers & Energy Traders 0.1%
TXU Corp.	13,160	713,404
Multi-Utilities 0.1%
Avista Corp.	6,000	151,860
PNM Resources, Inc.	7,000	217,700
		369,560
Total Common Stocks (Cost $287,518,938)		377,247,436
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 13.9%
Consumer Discretionary 2.8%
AAC Group Holding Corp., 12.75%, 10/1/2012 (PIK)	72,702	77,428
Affinia Group, Inc., 9.0%, 11/30/2014	155,000	151,900
AMC Entertainment, Inc., 8.0%, 3/1/2014	235,000	233,237
American Achievement Corp., 8.25%, 4/1/2012	15,000	15,356
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	60,000	58,125
Buffets, Inc., 144A, 12.5%, 11/1/2014	60,000	60,450
	Principal Amount ($)(a)	Value ($)

Burlington Coat Factory Warehouse Corp., 144A, 11.125%, 4/15/2014	95,000	92,625
Cablevision Systems Corp., Series B, 9.87%**, 4/1/2009	60,000	63,300
Caesars Entertainment, Inc., 8.875%, 9/15/2008	105,000	109,462
Charter Communications Holdings LLC:
8.625%, 4/1/2009	10,000	9,700
9.625%, 11/15/2009	10,000	9,700
10.25%, 9/15/2010	490,000	512,662
Series B, 10.25%, 9/15/2010	145,000	151,344
11.0%, 10/1/2015	461,000	473,101
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	220,000	284,886
Comcast Corp., 6.45%, 3/15/2037	645,000	645,348
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	115,000	90,563
CSC Holdings, Inc.:
7.25%, 7/15/2008	80,000	80,700
7.875%, 12/15/2007	265,000	268,312
Series B, 8.125%, 7/15/2009	35,000	36,269
Series B, 8.125%, 8/15/2009	35,000	36,269
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	750,000	743,161
Series E, 5.901%**, 10/31/2008	389,000	390,506
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	30,000	31,650
Dex Media East LLC/Financial, 12.125%, 11/15/2012	823,000	906,329
EchoStar DBS Corp.:
6.625%, 10/1/2014	135,000	131,625
7.125%, 2/1/2016	100,000	100,000
Foot Locker, Inc., 8.5%, 1/15/2022	30,000	29,475
Ford Motor Co., 7.45%, 7/16/2031	95,000	74,575
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	340,000	317,900
General Motors Corp.:
7.4%, 9/1/2025	85,000	71,825
8.375%, 7/15/2033 (b)	310,000	286,750
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	550,000	607,750
Gregg Appliances, Inc., 9.0%, 2/1/2013	55,000	52,525
Hanesbrands, Inc., 144A, 8.735%**, 12/15/2014	75,000	76,313
Harrah's Operating Co., Inc., 5.625%, 6/1/2015	450,000	385,942
Hertz Corp.:
144A, 8.875%, 1/1/2014	220,000	230,450
144A, 10.5%, 1/1/2016	50,000	55,000
ION Media Networks, Inc., 144A, 11.624%**, 1/15/2013	90,000	91,125
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	315,000	313,425
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	165,000	167,475
JC Penney Corp., Inc., 8.0%, 3/1/2010	500,000	532,362
Lear Corp.:
Series B, 5.75%, 8/1/2014	10,000	8,400
144A, 8.75%, 12/1/2016	75,000	72,469
Levi Strauss & Co., 10.122%**, 4/1/2012	10,000	10,263
	Principal Amount ($)(a)	Value ($)

Liberty Media Corp.:
5.7%, 5/15/2013	20,000	18,843
8.25%, 2/1/2030	125,000	122,528
8.5%, 7/15/2029	160,000	160,873
Majestic Star Casino LLC, 9.5%, 10/15/2010	15,000	15,750
Mediacom Broadband LLC, 8.5%, 10/15/2015	10,000	10,125
Medimedia USA, Inc., 144A, 11.375%, 11/15/2014	45,000	47,138
Metaldyne Corp.:
10.0%, 11/1/2013	75,000	80,250
11.0%, 6/15/2012	35,000	35,875
MGM MIRAGE:
6.75%, 9/1/2012	40,000	39,400
8.375%, 2/1/2011	80,000	83,000
9.75%, 6/1/2007	145,000	146,812
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	160,000	168,800
NCL Corp., 10.625%, 7/15/2014	35,000	35,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	245,000	207,025
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	95,000	100,700
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	40,000	43,800
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	575,000	592,250
PRIMEDIA, Inc.:
8.875%, 5/15/2011	105,000	107,100
10.749%**, 5/15/2010	260,000	270,400
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	560,000	577,500
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	115,000	118,737
8.75%, 12/15/2011	305,000	318,344
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	210,000	206,587
Six Flags, Inc., 9.75%, 4/15/2013	285,000	267,544
Station Casinos, Inc., 6.5%, 2/1/2014	125,000	111,094
TCI Communications, Inc., 8.75%, 8/1/2015	135,000	159,676
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014	100,000	102,250
Time Warner, Inc., 5.875%, 11/15/2016	765,000	763,068
Travelport, Inc., 144A, 9.994%**, 9/1/2014	75,000	73,125
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	395,000	393,025
TRW Automotive, Inc.:
11.0%, 2/15/2013	405,000	443,981
11.75%, 2/15/2013 EUR	75,000	111,008
United Auto Group, Inc.:
144A, 7.75%, 12/15/2016	75,000	75,375
9.625%, 3/15/2012	375,000	394,219
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	65,000	66,219
Wyndham Worldwide Corp., 144A, 6.0%, 12/1/2016	830,000	815,399
XM Satellite Radio, Inc., 9.75%, 5/1/2014	405,000	405,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	585,000	506,756
		17,342,608
	Principal Amount ($)(a)	Value ($)

Consumer Staples 0.4%
CVS Corp., 5.75%, 8/15/2011	810,000	819,741
Del Laboratories, Inc., 8.0%, 2/1/2012	80,000	75,000
Delhaize America, Inc.:
8.05%, 4/15/2027	30,000	32,440
9.0%, 4/15/2031	420,000	498,668
Harry & David Holdings, Inc., 10.369%**, 3/1/2012	85,000	84,575
Kraft Foods, Inc., 6.25%, 6/1/2012	500,000	519,401
North Atlantic Trading Co., 9.25%, 3/1/2012	200,000	174,500
Viskase Co., Inc., 11.5%, 6/15/2011	480,000	480,000
		2,684,325
Energy 0.7%
Belden & Blake Corp., 8.75%, 7/15/2012	405,000	415,125
Chaparral Energy, Inc., 8.5%, 12/1/2015	215,000	213,925
Chesapeake Energy Corp.:
6.25%, 1/15/2018	100,000	96,250
6.875%, 1/15/2016	285,000	287,494
7.75%, 1/15/2015	40,000	41,650
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	140,000	143,500
Delta Petroleum Corp., 7.0%, 4/1/2015	250,000	231,250
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	250,000	242,500
8.375%, 5/1/2016	200,000	210,000
El Paso Production Holding Corp., 7.75%, 6/1/2013	170,000	177,862
Encore Acquisition Co., 6.0%, 7/15/2015	45,000	41,063
Frontier Oil Corp., 6.625%, 10/1/2011	65,000	64,837
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	100,000	94,500
Peabody Energy Corp., 7.375%, 11/1/2016	60,000	63,900
Quicksilver Resources, Inc., 7.125%, 4/1/2016	55,000	53,763
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	100,000	99,375
144A, 7.5%, 11/30/2016	100,000	99,625
Southern Natural Gas, 8.875%, 3/15/2010	340,000	356,691
Stone Energy Corp.:
6.75%, 12/15/2014	265,000	253,075
144A, 8.124%**, 7/15/2010	270,000	267,300
Transmeridian Exploration, Inc., 12.0%, 12/15/2010	150,000	144,375
Williams Companies, Inc.:
8.125%, 3/15/2012	575,000	622,437
8.75%, 3/15/2032	265,000	299,450
		4,519,947
Financials 4.6%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	125,000	135,073
Allstate Corp., 6.125%, 2/15/2012	1,000,000	1,035,815
Ashton Woods USA LLC, 9.5%, 10/1/2015	235,000	213,850
BCP Crystal Holdings Corp., 9.625%, 6/15/2014	30,000	33,150
	Principal Amount ($)(a)	Value ($)

Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	45,000	45,675
Capital One III, 7.686%, 8/15/2036	1,525,000	1,727,152
Citadel Investment Group LLC, 144A, 6.25%, 12/15/2011	1,250,000	1,231,982
CNA Financial Corp., 6.5%, 8/15/2016	370,000	385,968
Duke Realty LP, 5.95%, 2/15/2017	1,250,000	1,268,077
E*TRADE Financial Corp.:
7.375%, 9/15/2013	80,000	83,200
7.875%, 12/1/2015	65,000	69,063
8.0%, 6/15/2011	140,000	146,300
ERP Operating LP:
5.375%, 8/1/2016	333,000	329,520
6.95%, 3/2/2011	211,000	223,433
Ford Motor Credit Co.:
7.25%, 10/25/2011	615,000	602,252
7.375%, 10/28/2009	1,170,000	1,172,492
7.875%, 6/15/2010	295,000	297,450
8.0%, 12/15/2016	100,000	98,815
8.11%**, 1/13/2012	100,000	99,092
GMAC LLC:
4.375%, 12/10/2007	134,000	132,135
6.125%, 2/1/2007 (b)	1,377,000	1,378,797
6.125%, 8/28/2007	622,000	622,122
6.875%, 9/15/2011	1,305,000	1,338,536
8.0%, 11/1/2031	569,000	653,251
GNC Parent Corp., 144A, 12.114%**, 12/1/2011 (PIK)	110,000	110,000
Health Care Property Investors, Inc., (REIT):
5.65%, 12/15/2013	1,215,000	1,198,623
5.95%, 9/15/2011	300,000	302,675
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	60,000	60,825
Idearc, Inc., 144A, 8.0%, 11/15/2016	355,000	360,325
iPayment, Inc., 9.75%, 5/15/2014	85,000	87,338
John Deere Capital Corp., 5.1%, 1/15/2013	1,000,000	982,529
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	585,000	571,557
Lehman Brothers Holdings, Inc., 5.75%, 1/3/2017	625,000	632,999
Manufacturers & Traders Trust Co., 5.629%, 12/1/2021	1,250,000	1,231,401
Merrill Lynch & Co., Inc., 6.22%, 9/15/2026	380,000	391,577
MetLife, Inc., 6.4%, 12/15/2036	675,000	678,110
PNC Preferred Funding Trust, 144A, 6.517%, 12/31/2049 (b)	500,000	508,688
Popular North America, Inc., Series E, 3.875%, 10/1/2008	1,000,000	974,134
Poster Financial Group, Inc., 8.75%, 12/1/2011	290,000	300,875
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	330,000	359,700
Residential Capital LLC, 6.375%, 6/30/2010	1,630,000	1,648,970
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	155,000	157,906
Simon Property Group LP, (REIT):
5.25%, 12/1/2016	1,005,000	979,253
6.1%, 5/1/2016	600,000	621,947
The Goldman Sachs Group, Inc., 5.95%, 1/15/2027	705,000	696,622
	Principal Amount ($)(a)	Value ($)

Titan International, Inc., 144A, 8.0%, 1/15/2012	155,000	155,969
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	125,000	118,750
UCI Holding Co., Inc., 144A, 12.365%**, 12/15/2013 (PIK)	95,000	92,150
Universal City Development, 11.75%, 4/1/2010	380,000	407,075
USB Realty Corp., 144A, 6.091%, 12/22/2049	670,000	668,144
Verizon Global Funding Corp., 7.75%, 12/1/2030	170,000	199,406
Washington Mutual Preferred Funding Delaware, Series A-1, 144A, 6.534%, 3/29/2049	600,000	593,100
Washington Mutual Preferred Funding II, 144A, 6.665%, 12/31/2049	700,000	701,876
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	155,000	153,450
		29,269,174
Health Care 0.2%
HCA, Inc.:
6.5%, 2/15/2016	80,000	67,400
144A, 9.125%, 11/15/2014	120,000	128,250
144A, 9.25%, 11/15/2016	275,000	294,594
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016	190,000	204,487
144A, 11.354%**, 6/15/2014	30,000	31,950
Tenet Healthcare Corp., 9.25%, 2/1/2015	385,000	385,000
Wyeth, 6.5%, 2/1/2034	400,000	435,092
		1,546,773
Industrials 1.0%
Aleris International, Inc., 144A, 9.0%, 12/15/2014	75,000	75,375
Allied Security Escrow Corp., 11.375%, 7/15/2011	130,000	133,250
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	300,000	318,750
American Color Graphics, 10.0%, 6/15/2010	145,000	102,950
Browning-Ferris Industries:
7.4%, 9/15/2035	250,000	233,750
9.25%, 5/1/2021	140,000	148,400
Burlington Northern Santa Fe Corp., 6.2%, 8/15/2036	450,000	463,629
Case New Holland, Inc., 9.25%, 8/1/2011	345,000	365,269
Cenveo Corp., 7.875%, 12/1/2013	195,000	187,200
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	275,000	281,187
Congoleum Corp., 8.625%, 8/1/2008*	190,000	180,500
DRS Technologies, Inc.:
6.625%, 2/1/2016	35,000	35,263
7.625%, 2/1/2018	185,000	190,550
Education Management LLC, 144A, 8.75%, 6/1/2014	75,000	77,625
Esco Corp.:
144A, 8.625%, 12/15/2013	155,000	159,263
144A, 9.235%**, 12/15/2013	250,000	253,750
Iron Mountain, Inc., 8.75%, 7/15/2018	60,000	63,600
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	270,000	255,150
	Principal Amount ($)(a)	Value ($)

8.875%, 4/1/2012	295,000	299,425
Kansas City Southern:
7.5%, 6/15/2009	55,000	55,481
9.5%, 10/1/2008	530,000	553,850
Millennium America, Inc., 9.25%, 6/15/2008	120,000	123,900
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	140,000	146,300
Owens Corning, Inc., 144A, 7.0%, 12/1/2036	742,000	749,272
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	45,000	47,363
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	30,000	33,338
Riverdeep Bank, 11.063%, 12/15/2007	170,000	170,212
Ship Finance International Ltd., 8.5%, 12/15/2013	75,000	74,906
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	210,000	223,125
Williams Partners LP, 144A, 7.25%, 2/1/2017	75,000	76,500
Xerox Capital Trust I, 8.0%, 2/1/2027	65,000	66,381
		6,145,514
Information Technology 0.4%
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	75,000	74,719
L-3 Communications Corp.:
5.875%, 1/15/2015	335,000	323,275
Series B, 6.375%, 10/15/2015	115,000	113,850
Lucent Technologies, Inc., 6.45%, 3/15/2029	495,000	456,637
Sanmina-SCI Corp., 8.125%, 3/1/2016	220,000	212,850
SunGard Data Systems, Inc., 10.25%, 8/15/2015	280,000	298,900
UGS Corp., 10.0%, 6/1/2012	260,000	283,400
Unisys Corp., 7.875%, 4/1/2008	455,000	453,863
		2,217,494
Materials 1.3%
ARCO Chemical Co., 9.8%, 2/1/2020	750,000	866,250
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	75,000	50,625
Chemtura Corp., 6.875%, 6/1/2016	145,000	139,563
Constar International, Inc., 11.0%, 12/1/2012	35,000	32,375
CPG International I, Inc.:
10.5%, 7/1/2013	255,000	259,781
12.39%**, 7/1/2012	95,000	96,900
Crystal US Holdings:
Series A, Step-up Coupon, 0% to 10/1/2009, 10% to 10/1/2014	305,000	260,775
Series B, Step-up Coupon, 0% to 10/1/2009, 10.5% to 10/1/2014	85,000	73,100
Equistar Chemical Funding, 10.625%, 5/1/2011	180,000	191,700
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	250,000	263,125
GEO Specialty Chemicals, Inc., 13.36%**, 12/31/2009	491,000	405,075
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	55,000	54,863
Greif, Inc., 8.875%, 8/1/2012	130,000	136,500
	Principal Amount ($)(a)	Value ($)

Hexcel Corp., 6.75%, 2/1/2015	290,000	285,650
Huntsman LLC, 11.625%, 10/15/2010	392,000	428,260
International Coal Group, Inc., 10.25%, 7/15/2014	100,000	100,000
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	175,000	140,000
Lyondell Chemical Co., 10.5%, 6/1/2013	50,000	55,000
Massey Energy Co.:
6.625%, 11/15/2010	215,000	215,000
6.875%, 12/15/2013	110,000	103,400
Metals USA Holding Corp., 144A, 11.365%**, 1/15/2012	110,000	105,600
Momentive Performance, 144A, 9.75%, 12/1/2014	75,000	75,000
Monsanto Co., 4.0%, 5/15/2008	1,000,000	979,684
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	393,000	353,700
Neenah Foundry Co.:
144A, 9.5%, 1/1/2017	110,000	110,550
144A, 13.0%, 9/30/2013	40,000	40,000
NewMarket Corp., 144A, 7.125%, 12/15/2016	185,000	185,000
OM Group, Inc., 9.25%, 12/15/2011	120,000	125,550
Omnova Solutions, Inc., 11.25%, 6/1/2010	415,000	446,125
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	252,982	3,795
Radnor Holdings Corp., 11.0%, 3/15/2010*	40,000	100
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	61,000	64,965
The Mosaic Co.:
144A, 7.375%, 12/1/2014	185,000	189,856
144A, 7.625%, 12/1/2016	60,000	62,175
TriMas Corp., 9.875%, 6/15/2012	205,000	198,337
United States Steel Corp., 9.75%, 5/15/2010	153,000	162,754
Weyerhaeuser Co., 5.95%, 11/1/2008	600,000	604,797
Witco Corp., 6.875%, 2/1/2026	60,000	52,500
Wolverine Tube, Inc., 10.5%, 4/1/2009	135,000	109,350
		8,027,780
Telecommunication Services 0.9%
American Cellular Corp., Series B, 10.0%, 8/1/2011	115,000	121,613
AT&T, Inc., 6.15%, 9/15/2034	500,000	491,783
Centennial Communications Corp., 10.0%, 1/1/2013	120,000	127,650
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	335,000	346,725
8.375%, 1/15/2014	245,000	251,737
Dobson Cellular Systems, 9.875%, 11/1/2012	115,000	125,350
Dobson Communications Corp., 8.875%, 10/1/2013	110,000	112,063
Insight Midwest LP, 9.75%, 10/1/2009	23,000	23,374
Intelsat Corp., 144A, 9.0%, 6/15/2016	55,000	58,231
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	115,000	120,175
	Principal Amount ($)(a)	Value ($)

Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	650,000	666,526
Qwest Corp., 7.25%, 9/15/2025	225,000	231,187
Rural Cellular Corp., 9.875%, 2/1/2010	140,000	148,925
Sprint Nextel Corp., 6.0%, 12/1/2016	805,000	784,575
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	165,000	157,987
Ubiquitel Operating Co., 9.875%, 3/1/2011	100,000	108,000
US Unwired, Inc., Series B, 10.0%, 6/15/2012	175,000	192,500
Verizon Global Funding Corp., 6.875%, 6/15/2012	500,000	534,029
Verizon New Jersey, Inc., Series A, 5.875%, 1/17/2012	745,000	754,707
Windstream Corp., 144A, 8.625%, 8/1/2016	10,000	10,950
		5,368,087
Utilities 1.6%
AES Corp., 144A, 8.75%, 5/15/2013	885,000	948,056
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	585,000	642,037
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	1,000,000	999,074
CMS Energy Corp., 8.5%, 4/15/2011	530,000	576,375
Consumers Energy Co., Series F, 4.0%, 5/15/2010	1,590,000	1,519,784
Dominion Resources, Inc.:
Series A, 5.6%, 11/15/2016	770,000	763,734
Series E, 7.195%, 9/15/2014	750,000	822,983
DPL, Inc., 6.875%, 9/1/2011	500,000	525,051
Mirant Americas Generation LLC, 8.3%, 5/1/2011	60,000	61,500
Mirant North America LLC, 7.375%, 12/31/2013	60,000	60,900
Mission Energy Holding Co., 13.5%, 7/15/2008	745,000	821,362
Northern States Power Co., 6.25%, 6/1/2036	400,000	426,114
NRG Energy, Inc.:
7.25%, 2/1/2014	250,000	251,875
7.375%, 2/1/2016	515,000	517,575
PECO Energy Co., 5.95%, 10/1/2036	400,000	406,416
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	625,000	684,375
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	160,000	160,400
Sierra Pacific Resources:
6.75%, 8/15/2017	175,000	171,642
8.625%, 3/15/2014	33,000	35,431
		10,394,684
Total Corporate Bonds (Cost $86,682,909)		87,516,386

Foreign Bonds — US$ Denominated 2.6%
Consumer Discretionary 0.3%
Dollarama Group Holdings LP, 144A, 11.12%**, 8/15/2012	75,000	74,438
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	440,000	470,250
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	75,000	75,469
	Principal Amount ($)(a)	Value ($)

Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	422,000	461,225
Shaw Communications, Inc., 8.25%, 4/11/2010	100,000	106,250
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	394,000	355,092
Unity Media GmbH, 144A, 10.375%, 2/15/2015	75,000	72,844
Vitro SA de CV, Series A, 11.75%, 11/1/2013	35,000	38,325
		1,653,893
Energy 0.3%
GAZ Capital (Gazprom), 144A, 6.212%, 11/22/2016	1,065,000	1,072,455
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	90,000	92,475
Pemex Project Funding Master Trust, 5.75%, 12/15/2015	750,000	744,750
Secunda International Ltd., 13.374%**, 9/1/2012	130,000	134,388
		2,044,068
Financials 0.8%
Axa, 144A, 6.379%, 12/14/2049	1,025,000	1,012,047
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	405,000	467,775
Doral Financial Corp., 6.204%**, 7/20/2007	325,000	295,345
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	90,000	82,913
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	95,000	78,850
SMFG Preferred Capital, 144A, 6.078%, 1/29/2049	1,815,000	1,795,307
Svenska Handelsbanken AB, 144A, 7.125%, 3/29/2049	330,000	331,002
Xstrata Finance Canada, 144A, 5.8%, 11/15/2016	835,000	832,577
		4,895,816
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	240,000	245,100
Industrials 0.2%
Bombardier, Inc., 144A, 8.0%, 11/15/2014	75,000	76,875
Kansas City Southern de Mexico:
144A, 7.625%, 12/1/2013	205,000	205,000
9.375%, 5/1/2012	190,000	202,825
12.5%, 6/15/2012	163,000	176,040
Navios Maritime Holdings, 144A, 9.5%, 12/15/2014	110,000	108,376
Stena AB, 9.625%, 12/1/2012	75,000	79,875
Tyco International Group SA, 6.375%, 10/15/2011	500,000	523,246
		1,372,237
Information Technology 0.0%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	145,000	145,725
Materials 0.4%
Cascades, Inc., 7.25%, 2/15/2013	227,000	226,433
ISPAT Inland ULC, 9.75%, 4/1/2014	284,000	317,370
Novelis, Inc., 144A, Step-Up-Coupon, 8.25% to 1/4/2007, 7.25% to 2/15/2015	365,000	353,137
	Principal Amount ($)(a)	Value ($)

Rhodia SA:
8.875%, 6/1/2011	97,000	102,335
10.25%, 6/1/2010	100,000	114,000
Tembec Industries, Inc., 8.625%, 6/30/2009	105,000	71,925
Vale Overseas Ltd., 6.875%, 11/21/2036	1,045,000	1,071,800
		2,257,000
Sovereign Bonds 0.0%
Federative Republic of Brazil, 8.875%, 10/14/2019	95,000	115,900
Republic of Argentina, 5.59%**, 8/3/2012 (PIK)	190,000	134,645
		250,545
Telecommunication Services 0.6%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	290,000	271,875
Embratel, Series B, 11.0%, 12/15/2008	34,000	37,315
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	145,000	159,137
Intelsat Ltd., 5.25%, 11/1/2008	145,000	141,013
Millicom International Cellular SA, 10.0%, 12/1/2013	80,000	87,200
Mobifon Holdings BV, 12.5%, 7/31/2010	314,000	346,974
Nortel Networks Ltd.:
144A, 9.624%**, 7/15/2011	295,000	310,856
144A, 10.125%, 7/15/2013	135,000	145,800
144A, 10.75%, 7/15/2016	110,000	120,313
Stratos Global Corp., 9.875%, 2/15/2013	175,000	168,875
Telecom Italia Capital, 4.95%, 9/30/2014	470,000	435,428
Telefonica Emisiones SAU, 6.421%, 6/20/2016	720,000	742,765
Vodafone Group PLC, 5.0%, 12/16/2013	750,000	724,870
		3,692,421
Total Foreign Bonds — US$ Denominated (Cost $16,438,904)		16,556,805

Foreign Bonds — Non US$ Denominated 0.2%
Consumer Discretionary 0.1%
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	100,000	126,117
Unity Media GmbH, 8.75%, 2/15/2015 EUR	160,000	205,400
		331,517

Financials 0.1%
Codere Finance Luxembourg SA, 144A, 8.25%, 6/15/2015 EUR	70,000	97,717
Louis No. 1 PLC:
144A, 8.5%, 12/1/2014 EUR	75,000	99,004
144A, 10.0%, 12/1/2016 EUR	50,000	66,332
Ono Finance II, 144A, 8.0%, 5/16/2014 EUR	50,000	67,983
		331,036
Materials 0.0%
Rhodia SA, 144A, 6.242%**, 10/15/2013 EUR	95,000	125,342
	Principal Amount ($)(a)	Value ($)

Sovereign Bonds 0.0%
Republic of Argentina, 7.82%, 12/31/2033, (PIK) EUR	110,598	153,367
Total Foreign Bonds — Non US$ Denominated (Cost $879,328)		941,262

Asset Backed 1.0%
Automobile Receivables 0.3%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	566,000	564,817
Hertz Vehicle Financing LLC, "A6", Series 2005-2A, 144A, 5.08%, 11/25/2011	1,347,000	1,338,469
MMCA Automobile Trust, "B", Series 2002-2, 4.67%, 3/15/2010	16,478	16,455
		1,919,741
Credit Card Receivables 0.2%
Providian Master Note Trust, "B1", Series 2006-B1A, 144A, 5.35%, 3/15/2013	1,075,000	1,079,031
Home Equity Loans 0.5%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	689,000	686,105
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	1,613,000	1,608,420
DB Master Finance LLC, "A2", Series 2006-1, 144A, 5.779%, 6/20/2031	1,280,000	1,295,918
		3,590,443
Total Asset Backed (Cost $6,584,347)		6,589,215
	Shares	Value ($)

Warrants 0.0%
MicroStrategy, Inc., Expiration 6/24/2007*	96	7
TravelCenters of America, Inc., Expiration 5/1/2009*	59	1,475
Total Warrants (Cost $251)		1,482

Preferred Stocks 0.0%
Financials
Farm Credit Bank of Texas, Series 1, 7.561% (Cost $233,533)	218,000	233,142

Convertible Preferred Stocks 0.0%
Consumer Discretionary
Convertible Preferred
ION Media Networks, Inc. 144A, 9.75%, (PIK) (Cost $83,525)	12	54,600
	Principal Amount ($)(a)	Value ($)

US Government Sponsored Agencies 0.3%
Federal National Mortgage Association, 3.25%, 1/15/2008 (Cost $1,961,135)	2,000,000	1,960,982
	Principal Amount ($)(a)	Value ($)

US Government Agency Sponsored Pass-Throughs 1.4%
Federal Home Loan Mortgage Corp., 6.0%, 8/1/2035	807,515	805,544
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 9/1/2035	4,332,393	4,119,408
5.5%, with various maturities from 11/1/2020 until 12/1/2033	3,169,632	3,151,525
6.0%, 1/1/2024	159,944	161,951
6.5%, 5/1/2017	106,555	109,132
8.0%, 9/1/2015	197,952	208,154
Total US Government Agency Sponsored Pass-Throughs (Cost $8,674,137)		8,555,714

Commercial and Non-Agency Mortgage-Backed Securities 12.0%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.425%**, 1/25/2036	1,000,000	985,855
Banc of America Mortgage Securities, "2A6", Series 2004-G, 4.657%**, 8/25/2034	2,275,000	2,245,682
Bear Stearns Commercial Mortgage Securities, "A3", Series 2006-T24, 5.531%, 10/12/2041	1,800,000	1,820,587
Citicorp Mortgage Securities, Inc., "2A1", Series 2006-5, 5.5%, 10/25/2021	8,803,096	8,748,932
Citigroup Commercial Mortgage Trust, "A5", Series 2004-C2, 4.733%, 10/15/2041	2,000,000	1,926,689
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	327,067	333,097
Countrywide Alternative Loan Trust:
"A1", Series 2004-1T1, 5.0%, 2/25/2034	640,999	632,979
"1A5", Series 2003-J1, 5.25%, 10/25/2033	658,869	653,210
"A8", Series 2005-J14, 5.5%,12/25/2035	3,733,000	3,599,720
"4A3", Series 2005-43, 5.742%**, 10/25/2035	805,044	800,432
"A1", Series 2004-35T2, 6.0%, 2/25/2035	710,720	710,539
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	2,614,807	2,631,923
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	1,400,000	1,411,430
Countrywide Home Loans, "A6", Series 2003-57, 5.5%, 1/25/2034	265,526	264,292
CS First Boston Mortgage Securities Corp.:
"A3", Series 2005-C5, 5.1%, 8/15/2038	2,000,000	1,979,324
"A4", Series 2001-CP4, 6.18%, 12/15/2035	2,000,000	2,067,529
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	105,403	105,802
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	40,243	40,372
	Principal Amount ($)(a)	Value ($)

Greenwich Capital Commercial Funding Corp., "A4", Series 2005-GG3, 4.799%, 8/10/2042	2,000,000	1,933,669
GS Mortgage Securities Corp. II:
"AAB", Series 2006-GG8, 5.535%, 11/10/2039	1,800,000	1,821,000
"A4", Series 2006-GG6, 5.553%, 4/10/2038	1,950,000	1,979,999
GSR Mortgage Loan Trust:
"4A5", Series 2005-AR6, 4.551%**, 9/25/2035	1,025,000	1,005,932
"2A1", Series 2006-5F, 6.0%, 6/25/2036	1,733,795	1,744,975
JPMorgan Alternative Loan Trust, "2A4", Series 2006-S1, 5.5%, 2/25/2021	3,084,600	3,073,476
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2005-LDP2, 4.738%, 7/15/2042	2,000,000	1,920,544
"A6", Series 2004-CBX, 4.899%, 1/12/2037	2,000,000	1,945,027
"A3", Series 2001-CIBC, 6.26%, 3/15/2033	2,138,068	2,203,845
LB-UBS Commercial Mortgage Trust:
"A2", Series 2004-C2, 3.246%, 3/15/2029	1,900,000	1,824,368
"A2", Series 2005-C2, 4.821%, 4/15/2030	165,000	162,886
"A2", Series 2006-C7, 5.3%, 11/15/2038	880,000	882,363
Master Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	1,003,895	996,682
Merrill Lynch/Countrywide Commercial Mortgage Trust, "A2", Series 2006-4, 5.112%, 12/12/2049	795,000	788,977
Morgan Stanley Capital I:
"A4", Series 2005-T17, 4.52%, 12/13/2041	2,100,000	2,035,358
"A2", Series 2006-T21, 5.09%, 10/12/2052	1,079,000	1,073,706
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	900,000	880,667
"1A1", Series 2005-17, 5.724%**, 8/25/2035	1,367,078	1,365,141
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	163,991	157,738
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2006-C23, 5.446%, 1/15/2045	2,100,000	2,111,581
"A4", Series 2006-C25, 5.775%**, 5/15/2043	1,600,000	1,653,904
Washington Mutual:
"A6", Series 2004-AR4, 3.802%**, 6/25/2034	190,000	183,437
"A6", Series 2003-AR10, 4.063%**, 10/25/2033	1,620,000	1,589,048
"1A6", Series 2005-AR12, 4.838%**, 10/25/2035	1,880,000	1,879,555
"1A3", Series 2005-AR16, 5.113%**, 12/25/2035	1,005,000	999,566
	Principal Amount ($)(a)	Value ($)

Wells Fargo Mortgage Backed Securities Trust:
"4A2", Series 2005-AR16, 4.992%**, 10/25/2035	1,470,000	1,452,606
"A3", Series 2006-1, 5.0%, 3/25/2021	1,827,160	1,784,336
"2A3", Series 2006-AR8, 5.241%, 4/25/2036	5,081,691	5,043,497
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $75,585,834)		75,452,277

Collateralized Mortgage Obligations 2.5%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	851,952	855,133
Federal Home Loan Mortgage Corp.:
"PE", Series 2898, 5.0%, 5/15/2033	1,715,000	1,645,837
"KD", Series 2915, 5.0%, 9/15/2033	1,177,000	1,129,380
"KG", Series 2987, 5.0%, 12/15/2034	1,360,000	1,300,181
"DB", Series 3152, 6.0%, 11/15/2030	9,387,000	9,495,380
"H", Series 2278, 6.5%, 1/15/2031	27,746	28,279
Federal National Mortgage Association:
"NE", Series 2004-52, 4.5%, 7/25/2033	1,118,000	1,048,897
"HM", Series 2002-36, 6.5%, 12/25/2029	14,259	14,224
"C", Series 1997-M5, 6.74%, 8/25/2007	390,000	391,420
Total Collateralized Mortgage Obligations (Cost $16,080,841)		15,908,731

US Treasury Obligations 2.6%
US Treasury Bill, 4.95%***1/18/2007 (c)	675,000	673,422
US Treasury Bond, 4.5%, 2/15/2036 (a)	2,338,000	2,223,293
US Treasury Notes:
4.625%, 11/15/2016	575,000	571,227
4.625%, 10/31/2011	800,000	797,093
4.625%, 11/30/2008 (b)	2,250,000	2,241,826
4.5%, 11/30/2011 (b)	8,465,000	8,389,611
4.875%, 5/15/2009	530,000	531,160
4.875%, 8/15/2009	1,000,000	1,003,008
Total US Treasury Obligations (Cost $16,510,300)		16,430,640
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	170,000	145,350
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	270,000	202,500
Total Other Investments (Cost $319,379)		347,850
	Shares	Value ($)

Securities Lending Collateral 2.2%
Daily Assets Fund Institutional, 5.34% (d) (e) (Cost $13,693,810)	13,693,810	13,693,810

Cash Equivalents 3.4%
Cash Management QP Trust, 5.46% (f) (Cost $21,755,244)	21,755,244	21,755,244
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $553,002,415)+	102.0	643,245,576
Other Assets and Liabilities, Net	(2.0)	(12,448,489)
Net Assets	100.0	630,797,087
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.63%	8/01/2008	190,000	USD	190,156	180,500
Oxford Automotive, Inc.	12%	10/15/2010	252,982	USD	22,402	3,795
Radnor Holdings Corp.	11%	3/15/2010	40,000	USD	27,743	100
					240,301	184,395
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2006.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $558,865,963. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $84,379,613. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $96,073,617 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,694,004.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $13,515,284 which is 2.1% of net assets.
(c) At December 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents a portion of collateral held in connection with securities lending.
(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Federal Republic of Germany Bond	3/8/2007	27	4,236,028	4,135,466	(100,562)
10 Year Japanese Government Bond	3/9/2007	5	5,638,956	5,632,116	(6,840)
Russell Mini 2000 Index Futures	3/16/2007	25	1,981,834	1,987,250	5,416
10Year US Treasury Note	3/21/2007	31	3,374,977	3,331,531	(43,446)
Total net unrealized depreciation					(145,432)

At December 31, 2006, the open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canada Government Bond	3/21/2007	5	492,755	488,016	4,739
2 Year Federal Republic of Germany Bond	3/8/2007	44	6,041,043	3,009,475	31,568
2 Year US Treasury Note	3/30/2007	22	4,505,121	4,488,688	16,433
10 Year Australian Bond	3/15/2007	44	3,574,261	3,505,623	68,638
United Kingdom Treasury Bond	3/28/2007	16	3,431,005	3,387,498	43,507
Total net unrealized appreciation					164,885

At December 31, 2006, the open credit default swap contract sold was as follows:

Effective/Expiration Date	Notional Amount ($)	Cash Flows Received by the Portfolio	Underlying Debt Obligation	Unrealized Appreciation ($)
9/27/2006-12/20/2011	700,000+	Fixed — 3.25%	Dow Jones CDX High Yield	23,075
Total net unrealized appreciation				23,075
Counterparty: + JPMorgan Chase

As of December 31, 2006, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	805,926	AUD	1,062,890	1/29/2007	32,461
USD	1,969,519	EUR	1,557,000	1/29/2007	88,854
USD	2,609,070	GBP	1,389,000	1/29/2007	111,157
USD	198,630	GBP	104,000	1/29/2007	5,045
JPY	516,997,000	USD	4,396,532	1/29/2007	34,655
JPY	44,596,000	USD	385,021	1/29/2007	8,767
USD	652,010	SEK	4,660,437	1/29/2007	29,556
USD	2,748,794	SGD	4,300,488	1/29/2007	59,347
EUR	125,000	USD	167,109	2/12/2007	1,765
EUR	397,450	USD	527,589	2/12/2007	1,863
Total unrealized appreciation					373,470
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	95,000	USD	121,211	1/5/2007	(4,226)
EUR	15,000	USD	18,918	1/12/2007	(895)
USD	502,437	CAD	564,548	1/29/2007	(17,754)
CHF	4,112,000	USD	3,279,107	1/29/2007	(104,957)
NOK	6,548,000	USD	993,627	1/29/2007	(58,024)
CHF	1,019,000	USD	824,647	1/29/2007	(13,962)
EUR	75,000	USD	95,724	2/5/2007	(3,453)
EUR	50,000	USD	63,870	2/9/2007	(2,259)
EUR	52,000	USD	66,890	2/12/2007	(1,894)
EUR	746,000	USD	956,954	2/19/2007	(29,267)
Total unrealized depreciation					(236,691)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krona SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $517,553,361) — including $13,515,284 of securities loaned	$ 607,796,522
Investment in Daily Assets Fund Institutional (cost $13,693,810)*	13,693,810
Investment in Cash Management QP Trust (cost $21,755,244)	21,755,244
Total investments in securities, at value (cost $553,002,415)	643,245,576
Cash*	202,000
Foreign currency, at value (cost $801,785)	805,258
Receivable for investments sold	8,445,798
Dividends receivable	368,574
Interest receivable	2,534,973
Unrealized appreciation on forward foreign currency exchange contracts	373,470
Unrealized appreciation on credit default swap contracts	23,075
Foreign taxes recoverable	117
Receivable for Portfolio shares sold	14,184
Other assets	19,138
Total assets	656,032,163
Liabilities
Due to custodian	16,350
Payable for investments purchased	10,200,872
Payable for Portfolio shares redeemed	306,469
Payable upon return of securities loaned	13,895,810
Payable for daily variation margin on open futures contracts	36,827
Unrealized depreciation on forward foreign currency exchange contracts	236,691
Net payable on closed forward foreign currency exchange contracts	13,576
Accrued management fee	208,446
Other accrued expenses and payables	320,035
Total liabilities	25,235,076
Net assets, at value	$ 630,797,087
Net Assets
Net assets consist of: Undistributed net investment income	19,394,367
Net unrealized appreciation (depreciation) on: Investments	90,243,161
Futures	19,453
Credit default swaps	23,075
Foreign currency related transactions	136,460
Accumulated net realized gain (loss)	(56,019,260)
Paid-in capital	576,999,831
Net assets, at value	$ 630,797,087
Class A Net Asset Value, offering and redemption price per share ($600,377,515 ÷ 24,544,133 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.46
Class B Net Asset Value, offering and redemption price per share ($30,419,572 ÷ 1,244,941 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.43
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $26,228)	$ 6,477,972
Interest	14,333,953
Interest — Cash Management QP Trust	1,334,376
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	45,437
Other income**	651,306
Total Income	22,843,044
Expenses: Management fee	2,967,510
Custodian fees	62,364
Distribution service fees (Class B)	80,542
Record keeping fees (Class B)	42,949
Auditing	49,340
Legal	20,042
Trustees' fees and expenses	93,100
Reports to shareholders	268,789
Other	117,385
Total expenses before expense reductions	3,702,021
Expense reductions	(257,475)
Total expenses after expense reductions	3,444,546
Net investment income (loss)	19,398,498
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	26,546,142
Futures	485,838
Credit default swaps	117,334
Foreign currency related transactions	524,136
Net increase from payments by affiliates and net losses realized on trades executed incorrectly and the disposal of investments in violation of restrictions	—
27,673,450
Net unrealized appreciation (depreciation) during the period on: Investments	15,850,348
Futures	124,089
Credit default swaps	23,075
Foreign currency related transactions	72,434
16,069,946
Net gain (loss) on investment transactions	43,743,396
Net increase (decrease) in net assets resulting from operations	$ 63,141,894
** Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note J).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 19,398,498	$ 18,012,229
Net realized gain (loss) on investment transactions	27,673,450	16,385,204
Net unrealized appreciation (depreciation) during the period on investment and foreign currency transactions	16,069,946	(2,011,011)
Net increase (decrease) in net assets resulting from operations	63,141,894	32,386,422
Distributions to shareholders from: Net investment income: Class A	(15,934,054)	(14,467,177)
Class B	(705,320)	(715,158)
Portfolio share transactions: Class A Proceeds from shares sold	7,544,406	6,832,194
Net assets acquired in tax free reorganization	—	118,997,707
Reinvestment of distributions	15,934,054	14,467,177
Cost of shares redeemed	(120,785,402)	(125,051,390)
Net increase (decrease) in net assets from Class A share transactions	(97,306,942)	15,245,688
Class B Proceeds from shares sold	1,059,376	5,663,125
Reinvestment of distributions	705,320	715,158
Cost of shares redeemed	(7,245,826)	(6,295,649)
Net increase (decrease) in net assets from Class B share transactions	(5,481,130)	82,634
Increase (decrease) in net assets	(56,285,552)	32,532,409
Net assets at beginning of period	687,082,639	654,550,230
Net assets at end of period (including undistributed net investment income of $19,394,367 and $16,253,135, respectively)	$ 630,797,087	$ 687,082,639
Other Information
Class A Shares outstanding at beginning of period	28,729,438	27,789,320
Shares sold	324,532	311,313
Shares issued in tax free reorganization	—	5,591,767
Shares issued to shareholders in reinvestment of distributions	696,418	672,579
Shares redeemed	(5,206,255)	(5,635,541)
Net increase (decrease) in Class A shares	(4,185,305)	940,118
Shares outstanding at end of period	24,544,133	28,729,438
Class B Shares outstanding at beginning of period	1,479,683	1,477,597
Shares sold	45,760	254,860
Shares issued to shareholders in reinvestment of distributions	30,773	33,201
Shares redeemed	(311,275)	(285,975)
Net increase (decrease) in Class B shares	(234,742)	2,086
Shares outstanding at end of period	1,244,941	1,479,683

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.75	$ 22.37	$ 21.32	$ 18.66	$ 22.57
Income (loss) from investment operations: Net investment income (loss)[a]	.69[d]	.59	.47	.37	.47
Net realized and unrealized gain (loss) on investment transactions	1.60	.34	.93	2.90	(3.81)
Total from investment operations	2.29	.93	1.40	3.27	(3.34)
Less distributions from: Net investment income	(.58)	(.55)	(.35)	(.61)	(.57)
Net asset value, end of period	$ 24.46	$ 22.75	$ 22.37	$ 21.32	$ 18.66
Total Return (%)	10.24[b,d]	4.30[b]	6.64	18.10	(15.17)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	600	653	622	667	640
Ratio of expenses before expense reduction (%)	.55	.55	.59	.59	.58
Ratio of expenses after expense reduction (%)	.51	.53	.59	.59	.58
Ratio of net investment income (%)	2.99[d]	2.66	2.18	1.88	2.32
Portfolio turnover rate (%)	108	121[c]	131[c]	102[c]	140
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.72	$ 22.33	$ 21.28	$ 18.64	$ 19.46
Income (loss) from investment operations: Net investment income (loss)[b]	.60[e]	.51	.39	.28	.18
Net realized and unrealized gain (loss) on investment transactions	1.60	.35	.92	2.92	(1.00)
Total from investment operations	2.20	.86	1.31	3.20	(.82)
Less distributions from: Net investment income	(.49)	(.47)	(.26)	(.56)	—
Net asset value, end of period	$ 24.43	$ 22.72	$ 22.33	$ 21.28	$ 18.64
Total Return (%)	9.82[c,e]	3.90[c]	6.26	17.66	(4.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	34	33	21.8
Ratio of expenses before expense reductions (%)	.93	.95	.97	.99	.86*
Ratio of expenses after expense reductions (%)	.89	.91	.97	.99	.86*
Ratio of net investment income (%)	2.61[e]	2.28	1.80	1.48	1.96*
Portfolio turnover rate (%)	108	121[d]	131[d]	102[d]	140
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Blue Chip VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP from 5/1/1997 to 12/31/2006
[] DWS Blue Chip VIP — Class A [] Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Blue Chip VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,565	$14,769	$14,637	$18,062
	Average annual total return	15.65%	13.88%	7.92%	6.31%
Russell 1000 Index	Growth of $10,000	$11,546	$13,669	$13,910	$21,406
	Average annual total return	15.46%	10.98%	6.82%	8.19%
DWS Blue Chip VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$11,519	$14,599	$16,832
	Average annual total return		15.19%	13.44%	12.28%
Russell 1000 Index	Growth of $10,000		$11,546	$13,669	$15,955
	Average annual total return		15.46%	10.98%	10.94%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1997. Index returns began on April 30, 1997.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Blue Chip VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,110.60	$ 1,108.70
Expenses Paid per $1,000*	$ 3.88	$ 5.90
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,021.53	$ 1,019.61
Expenses Paid per $1,000*	$ 3.72	$ 5.65
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.73%	1.11%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Blue Chip VIP

For the 12 months ended December 31, 2006, the DWS Blue Chip VIP posted a return of 15.65% (Class A shares, unadjusted for contract charges), outperforming the Russell 1000® Index, which returned 15.46%.

The materials, media, and insurance industry groups were the top contributors to relative performance. Within the materials group, Phelps Dodge Corp.* and NuCor Corp. were top contributors. Phelps Dodge benefited from significantly higher copper prices throughout the year and was acquired in November by Freeport-McMoRan at a 33% premium to its then current share price. NuCor benefited from better-than-expected sales volumes, lower inventory costs, and increased share buybacks.

Overweight positions in The Goldman Sachs Group, Inc. and ExxonMobil Corp. added to relative performance. Goldman Sachs reported outstanding earnings, benefiting from the sale of its stake in the New York Stock Exchange, robust global capital markets and strong performance from its proprietary trading business.1 ExxonMobil's earnings exceeded expectations, largely as a result of higher oil prices.

The software and services, food beverage and tobacco, and health care equipment and services industry groups detracted most from relative performance. Within health care equipment and services, UnitedHealth Group, Inc.* was the main detractor from relative return. This leading provider of health care services experienced share price declines as a result of a stock option backdating scandal and subsequent management changes.

A position in Intel Corp.* detracted from relative return, as the stock price responded negatively to competitive pressures and investor concerns about inventory levels. Another detractor was poultry producer Pilgrim's Pride Corp., which experienced earnings declines because of weak international demand and falling prices; this stock has been sold.

Robert Wang, Jin Chen, CFA and Julie Abbett

Portfolio Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* As of December 31, 2006, the positions were sold.
1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Financials	20%	19%
Consumer Discretionary	14%	13%
Health Care	13%	15%
Information Technology	13%	17%
Industrials	11%	10%
Energy	10%	9%
Consumer Staples	7%	8%
Telecommunication Services	5%	2%
Materials	4%	4%
Utilities	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 33. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Blue Chip VIP

	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 13.8%
Hotels Restaurants & Leisure 2.4%
Brinker International, Inc.	40,500	1,221,480
Darden Restaurants, Inc.	56,400	2,265,588
Starbucks Corp.*	128,600	4,555,012
YUM! Brands, Inc.	7,300	429,240
		8,471,320
Leisure Equipment & Products 0.1%
Hasbro, Inc.	13,300	362,425
Media 4.7%
McGraw-Hill Companies, Inc.	87,400	5,944,948
Omnicom Group, Inc.	29,800	3,115,292
The DIRECTV Group, Inc.*	211,500	5,274,810
Walt Disney Co.	73,000	2,501,710
		16,836,760
Multiline Retail 3.2%
Dollar Tree Stores, Inc.*	87,500	2,633,750
Federated Department Stores, Inc.	114,600	4,369,698
Kohl's Corp.*	22,700	1,553,360
Nordstrom, Inc.	62,800	3,098,552
		11,655,360
Specialty Retail 1.6%
AnnTaylor Stores Corp.*	57,800	1,898,152
Office Depot, Inc.*	97,100	3,706,307
		5,604,459
Textiles, Apparel & Luxury Goods 1.8%
Coach, Inc.*	55,700	2,392,872
Jones Apparel Group, Inc.	123,600	4,131,948
		6,524,820
Consumer Staples 6.9%
Beverages 1.5%
Pepsi Bottling Group, Inc.	38,800	1,199,308
PepsiCo, Inc.	64,000	4,003,200
		5,202,508
Food & Staples Retailing 1.4%
Kroger Co.	214,500	4,948,515
Safeway, Inc.	5,500	190,080
		5,138,595
Food Products 1.7%
ConAgra Foods, Inc.	66,900	1,806,300
General Mills, Inc.	71,300	4,106,880
Smithfield Foods, Inc.*	12,900	331,014
		6,244,194
Household Products 1.0%
Colgate-Palmolive Co.	53,800	3,509,912
Personal Products 0.6%
Estee Lauder Companies, Inc. "A"	55,500	2,265,510
Tobacco 0.7%
Altria Group, Inc.	28,300	2,428,706
	Shares	Value ($)

Energy 9.7%
Energy Equipment & Services 0.8%
Superior Energy Services, Inc.*	13,800	450,984
Tidewater, Inc.	9,800	473,928
Unit Corp.*	44,000	2,131,800
		3,056,712
Oil, Gas & Consumable Fuels 8.9%
Chevron Corp.	107,400	7,897,122
ConocoPhillips	69,200	4,978,940
Denbury Resources, Inc.*	89,600	2,489,984
Devon Energy Corp.	38,900	2,609,412
ExxonMobil Corp.	92,540	7,091,341
Noble Energy, Inc.	6,800	333,676
Range Resources Corp.	41,300	1,134,098
Valero Energy Corp.	67,200	3,437,952
W&T Offshore, Inc.	24,000	737,280
XTO Energy, Inc.	26,501	1,246,872
		31,956,677
Financials 19.6%
Capital Markets 5.2%
Lehman Brothers Holdings, Inc.	41,700	3,257,604
Merrill Lynch & Co., Inc.	81,000	7,541,100
Morgan Stanley	16,300	1,327,309
The Goldman Sachs Group, Inc.	33,100	6,598,485
		18,724,498
Commercial Banks 2.7%
US Bancorp.	59,900	2,167,781
Wells Fargo & Co.	215,600	7,666,736
		9,834,517
Diversified Financial Services 6.4%
Bank of America Corp.	215,700	11,516,223
Citigroup, Inc.	30,900	1,721,130
JPMorgan Chase & Co.	198,000	9,563,400
		22,800,753
Insurance 3.3%
Chubb Corp.	6,800	359,788
CNA Financial Corp.*	26,700	1,076,544
Loews Corp.	31,000	1,285,570
MetLife, Inc.	52,100	3,074,421
Philadelphia Consolidated Holding Corp.*	106,100	4,727,816
W.R. Berkley Corp.	38,400	1,325,184
		11,849,323
Real Estate Investment Trusts 2.0%
AvalonBay Communities, Inc. (REIT)	1,900	247,095
Boston Properties, Inc. (REIT)	3,100	346,828
Camden Property Trust (REIT)	1,300	96,005
Equity Residential (REIT)	22,700	1,152,025
Hospitality Properties Trust (REIT)	8,700	413,511
iStar Financial, Inc. (REIT)	3,000	143,460
Mack-Cali Realty Corp. (REIT)	1,700	86,700
ProLogis (REIT)	19,400	1,178,938
Public Storage, Inc. (REIT)	5,400	526,500
Rayonier, Inc. (REIT)	4,600	188,830
	Shares	Value ($)

Regency Centers Corp. (REIT)	1,400	109,438
Simon Property Group, Inc. (REIT)	14,900	1,509,221
The Macerich Co. (REIT)	2,500	216,425
Vornado Realty Trust (REIT)	8,700	1,057,050
		7,272,026
Health Care 12.9%
Biotechnology 1.5%
Amgen, Inc.*	79,200	5,410,152
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	10,600	491,734
Becton, Dickinson & Co.	25,000	1,753,750
Hillenbrand Industries, Inc.	28,400	1,616,812
Kinetic Concepts, Inc.*	27,300	1,079,715
		4,942,011
Health Care Providers & Services 3.3%
AmerisourceBergen Corp.	37,300	1,677,008
Humana, Inc.*	62,800	3,473,468
Manor Care, Inc.	9,600	450,432
McKesson Corp.	92,200	4,674,540
Sierra Health Services, Inc.*	47,800	1,722,712
		11,998,160
Life Sciences Tools & Services 0.1%
Applera Corp. — Applied Biosystems Group	5,100	187,119
Pharmaceuticals 6.6%
Abbott Laboratories	136,500	6,648,915
Abraxis Bioscience, Inc.* (a)	19,700	538,598
Endo Pharmaceuticals Holdings, Inc.*	12,900	355,782
Merck & Co., Inc.	63,200	2,755,520
Mylan Laboratories, Inc.	175,600	3,504,976
Pfizer, Inc.	344,850	8,931,615
Schering-Plough Corp.	44,000	1,040,160
		23,775,566
Industrials 11.3%
Aerospace & Defense 5.6%
Boeing Co.	76,900	6,831,796
Honeywell International, Inc.	23,400	1,058,616
Lockheed Martin Corp.	67,800	6,242,346
Raytheon Co.	111,800	5,903,040
		20,035,798
Airlines 0.7%
Continental Airlines, Inc. "B"*	60,300	2,487,375
Commercial Services & Supplies 1.6%
Allied Waste Industries, Inc.*	27,300	335,517
Waste Management, Inc.	145,000	5,331,650
		5,667,167
Industrial Conglomerates 1.3%
Carlisle Companies, Inc.	4,600	361,100
General Electric Co.	114,100	4,245,661
		4,606,761
Machinery 1.0%
Cummins, Inc.	10,700	1,264,526
PACCAR, Inc.	6,500	421,850
Parker Hannifin Corp.	16,100	1,237,768
Toro Co.	14,300	666,809
		3,590,953
	Shares	Value ($)

Road & Rail 1.1%
Laidlaw International, Inc.	16,000	486,880
Ryder System, Inc.	73,000	3,727,380
		4,214,260
Information Technology 12.5%
Communications Equipment 1.0%
Cisco Systems, Inc.*	8,000	218,640
Corning, Inc.*	175,600	3,285,476
		3,504,116
Computers & Peripherals 3.5%
Hewlett-Packard Co.	172,100	7,088,799
Lexmark International, Inc. "A"*	51,100	3,740,520
Western Digital Corp.*	80,900	1,655,214
		12,484,533
Electronic Equipment & Instruments 0.3%
Amphenol Corp. "A"	3,200	198,656
AVX Corp.	14,600	215,934
Tech Data Corp.*	22,400	848,288
		1,262,878
Internet Software & Services 1.2%
eBay, Inc.*	8,100	243,567
Google, Inc. "A"*	6,400	2,947,072
Yahoo!, Inc.*	46,200	1,179,948
		4,370,587
IT Services 1.0%
Acxiom Corp.	133,800	3,431,970
Semiconductors & Semiconductor Equipment 2.8%
Atmel Corp.*	116,500	704,825
Fairchild Semiconductor International, Inc.*	57,800	971,618
MEMC Electronic Materials, Inc.*	57,200	2,238,808
Micron Technology, Inc.*	220,200	3,073,992
National Semiconductor Corp.	135,600	3,078,120
		10,067,363
Software 2.7%
BEA Systems, Inc.*	229,100	2,882,078
BMC Software, Inc.*	14,700	473,340
Cadence Design Systems, Inc.*	30,000	537,300
FactSet Research Systems, Inc.	24,800	1,400,704
Microsoft Corp.	121,500	3,627,990
Symantec Corp.*	38,600	804,810
		9,726,222
Materials 4.3%
Chemicals 1.7%
Celanese Corp. "A"	96,900	2,507,772
Lyondell Chemical Co.	140,900	3,602,813
Westlake Chemical Corp.	5,500	172,590
		6,283,175
Metals & Mining 2.4%
Carpenter Technology Corp.	19,100	1,958,132
Commercial Metals Co.	23,500	606,300
Nucor Corp.	57,100	3,121,086
United States Steel Corp.	38,000	2,779,320
		8,464,838
Paper & Forest Products 0.2%
International Paper Co.	15,800	538,780
	Shares	Value ($)

Telecommunication Services 4.5%
Diversified Telecommunication Services 4.4%
AT&T, Inc.	234,400	8,379,800
Verizon Communications, Inc.	202,200	7,529,928
		15,909,728
Wireless Telecommunication Services 0.1%
United States Cellular Corp.*	5,700	396,663
Utilities 3.2%
Electric Utilities 2.9%
Entergy Corp.	7,700	710,864
Exelon Corp.	93,000	5,755,770
FirstEnergy Corp.	68,600	4,136,580
		10,603,214
Independent Power Producers & Energy Traders 0.1%
AES Corp.*	8,400	185,136
TXU Corp.	1,800	97,578
		282,714
Multi-Utilities 0.2%
Sempra Energy	13,200	739,728
Total Common Stocks (Cost $318,591,164)		354,720,906
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bill, 4.95%**, 1/18/2007 (b) (Cost $768,200)	770,000	768,200
	Shares	Value ($)

Securities Lending Collateral 0.1%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $483,575)	483,575	483,575

Cash Equivalents 1.2%
Cash Management QP Trust, 5.46% (e) (Cost $4,154,374)	4,154,374	4,154,374
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $323,997,313)+	100.2	360,127,055
Other Assets and Liabilities, Net	(0.2)	(692,641)
Net Assets	100.0	359,434,414
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $324,693,489. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $35,433,566. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,348,146 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,914,580.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $458,396 which is 0.1% of net assets.
(b) At December 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At December 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/15/2007	13	4,625,219	4,642,300	17,081

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $319,359,364 — including $458,396 of securities loaned)	$ 355,489,106
Investment in Daily Assets Fund Institutional (cost $483,575)*	483,575
Investment in Cash Management QP Trust (cost $4,154,374)	4,154,374
Total investments in securities, at value (cost $323,997,313)	360,127,055
Dividends receivable	356,146
Interest receivable	21,749
Receivable for Portfolio shares sold	7,008
Other assets	10,496
Total assets	360,522,454
Liabilities
Payable for Portfolio shares redeemed	278,266
Payable upon return of securities loaned	483,575
Payable for daily variation margin on open futures contracts	17,550
Accrued management fee	195,059
Other accrued expenses and payables	113,590
Total liabilities	1,088,040
Net assets, at value	$ 359,434,414
Net Assets
Net assets consist of: Undistributed net investment income	3,565,164
Net unrealized appreciation (depreciation) on: Investments	36,129,742
Futures	17,081
Accumulated net realized gain (loss)	39,103,387
Paid-in capital	280,619,040
Net assets, at value	$ 359,434,414
Class A Net Asset Value, offering and redemption price per share ($313,897,419 ÷ 19,412,716 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.17
Class B Net Asset Value, offering and redemption price per share ($45,536,995 ÷ 2,824,828 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.12
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends	$ 5,850,273
Interest	35,409
Interest — Cash Management QP Trust	295,964
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	31,356
Other income**	73,817
Total Income	6,286,819
Expenses: Management fee	2,228,613
Custodian fees	19,969
Distribution service fees (Class B)	112,577
Record keeping fees (Class B)	59,973
Auditing	47,391
Legal	14,267
Trustees' fees and expenses	27,593
Reports to shareholders	91,157
Other	20,027
Total expenses before expense reductions	2,621,567
Expense reductions	(4,810)
Total expenses after expense reductions	2,616,757
Net investment income (loss)	3,670,062
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	39,885,662
Futures	696,593
40,582,255
Net unrealized appreciation (depreciation) during the period on: Investments	5,820,360
Futures	64,304
5,884,664
Net gain (loss) on investment transactions	46,466,919
Net increase (decrease) in net assets resulting from operations	$ 50,136,981
** Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note J).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 3,670,062	$ 3,107,588
Net realized gain (loss) on investment transactions	40,582,255	34,896,786
Net unrealized appreciation (depreciation) during the period on investment transactions	5,884,664	(6,225,182)
Net increase (decrease) in net assets resulting from operations	50,136,981	31,779,192
Distributions to shareholders from: Net investment income: Class A	(2,723,182)	(2,673,957)
Class B	(213,761)	(231,257)
Net realized gain: Class A	(15,496,612)	—
Class B	(2,298,427)	—
Portfolio share transactions: Class A Proceeds from shares sold	28,436,502	25,386,809
Reinvestment of distributions	18,219,794	2,673,957
Cost of shares redeemed	(52,068,358)	(42,221,426)
Net increase (decrease) in net assets from Class A share transactions	(5,412,062)	(14,160,660)
Class B Proceeds from shares sold	8,559,228	13,487,197
Reinvestment of distributions	2,512,188	231,257
Cost of shares redeemed	(13,802,899)	(9,951,414)
Net increase (decrease) in net assets from Class B share transactions	(2,731,483)	3,767,040
Increase (decrease) in net assets	21,261,454	18,480,358
Net assets at beginning of period	338,172,960	319,692,602
Net assets at end of period (including undistributed net investment income of $3,565,164 and $2,849,527, respectively)	$ 359,434,414	$ 338,172,960
Other Information
Class A Shares outstanding at beginning of period	19,752,422	20,734,323
Shares sold	1,871,977	1,864,296
Shares issued to shareholders in reinvestment of distributions	1,231,899	198,218
Shares redeemed	(3,443,582)	(3,044,415)
Net increase (decrease) in Class A shares	(339,706)	(981,901)
Shares outstanding at end of period	19,412,716	19,752,422
Class B Shares outstanding at beginning of period	2,986,497	2,700,912
Shares sold	566,366	979,006
Shares issued to shareholders in reinvestment of distributions	169,857	17,156
Shares redeemed	(897,892)	(710,577)
Net increase (decrease) in Class B shares	(161,669)	285,585
Shares outstanding at end of period	2,824,828	2,986,497

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.88	$ 13.65	$ 11.84	$ 9.37	$ 12.07
Income (loss) from investment operations: Net investment income (loss)[a]	.17[b]	.14	.13	.08	.07
Net realized and unrealized gain (loss) on investment transactions	2.07	1.22	1.76	2.45	(2.73)
Total from investment operations	2.24	1.36	1.89	2.53	(2.66)
Less distributions from: Net investment income	(.14)	(.13)	(.08)	(.06)	(.04)
Net realized gain on investment transactions	(.81)	—	—	—	—
Total distributions	(.95)	(.13)	(.08)	(.06)	(.04)
Net asset value, end of period	$ 16.17	$ 14.88	$ 13.65	$ 11.84	$ 9.37
Total Return (%)	15.65[b]	10.06	16.04	27.25	(22.11)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	314	294	283	242	174
Ratio of expenses (%)	.71	.70	.70	.71	.69
Ratio of net investment income (%)	1.12[b]	1.00	1.08	.82	.65
Portfolio turnover rate (%)	226	288	249	182	195
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.83	$ 13.60	$ 11.80	$ 9.35	$ 10.28
Income (loss) from investment operations: Net investment income (loss)[b]	.11[c]	.09	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	2.07	1.22	1.74	2.45	(.96)
Total from investment operations	2.18	1.31	1.83	2.49	(.93)
Less distributions from: Net investment income	(.08)	(.08)	(.03)	(.04)	—
Net realized gain on investment transactions	(.81)	—	—	—	—
Total distributions	(.89)	(.08)	(.03)	(.04)	—
Net asset value, end of period	$ 16.12	$ 14.83	$ 13.60	$ 11.80	$ 9.35
Total Return (%)	15.19[c]	9.68	15.55	26.76	(9.05)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	44	37	17.4
Ratio of expenses (%)	1.09	1.09	1.08	1.10	.94*
Ratio of net investment income (%)	.74[c]	.61	.70	.43	.61*
Portfolio turnover rate (%)	226	288	249	182	195
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Conservative Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Conservative Allocation VIP from 8/16/2004 to 12/31/2006
[] DWS Conservative Allocation VIP — Class B [] Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Conservative Allocation VIP		1-Year	Life of Portfolio*
Class B	Growth of $10,000	$10,881	$12,106
	Average annual total return	8.81%	8.41%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,433	$10,818
	Average annual total return	4.33%	3.43%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Conservative Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,070.40
Expenses Paid per $1,000*	$ 3.97
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,021.37
Expenses Paid per $1,000*	$ 3.87
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,070.40
Expenses Paid per $1,000**	$ 7.15
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,018.30
Expenses Paid per $1,000**	$ 6.97
* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Portfolio's annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.76%
Estimated Indirect Expenses of Underlying DWS Portfolios	.61%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.37%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Conservative Allocation VIP

The US economy posted positive growth for all four quarters of 2006, although growth slowed somewhat in the last half of the year. All major asset classes — equities, bonds and cash — had positive returns for the year. Most equity indexes had double digit returns, while bond returns, except for high yield, were in single digits. Within the equity market, small-cap stocks (as measured by the Russell 2000® Index) performed better than large-cap stocks (as measured by the Russell 1000® Index), as they have for several years. Comparison of Russell Growth and Russell Value indexes reveals that value stocks performed better than growth stocks in all size categories.

For the 12 months ended December 31, 2006, DWS Conservative Allocation VIP had a return of 8.81% (Class B shares, unadjusted for contract charges), as compared to the 4.33% return of its benchmark, the Lehman Brothers Aggregate Bond (LBAB) Index. Since this Portfolio invests in stock and bond portfolios in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. Since this Portfolio invests in a blend of equity and bond portfolios, its return was above that of its major bond benchmarks but below that of its equity benchmarks.

The Portfolio's allocation between equity and fixed income portfolios remained close to its target of 40% equity and 60% fixed income during 2006, but with equities overweighted throughout the year.1 This overweight was positive for returns, as equities outperformed fixed income. Positions in international equities contributed to absolute performance, since international equities (as measured by the MSCI EAFE® Index) outperformed US equities.

In the fixed income portion of the Portfolio, a position in high-yield bonds and an overweight in cash equivalents, with a corresponding underweight in investment-grade portfolios, was positive for performance, as short-term interest rates continued to rise, providing attractive returns on cash equivalents.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The MSCI EAFE® (Morgan Stanley Capital International Europe-Australasia-Far East) Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Conservative Allocation VIP

Asset Allocation	12/31/06	12/31/05

Equity Funds	42%	43%
Fixed Income — Bond Funds	42%	38%
Fixed Income — Money Market Funds	16%	19%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 44. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Conservative Allocation VIP

	Shares	Value ($)

Equity Funds 41.9%
DWS Blue Chip VIP "A"	286,884	4,638,911
DWS Capital Growth VIP "A"	92,233	1,682,331
DWS Davis Venture Value VIP "A"	180,586	2,573,350
DWS Dreman High Return Equity VIP "A"	97,316	1,461,689
DWS Dreman Small Mid Cap Value VIP "A"	98,589	2,260,649
DWS Global Opportunities VIP "A"	689	12,490
DWS Global Thematic VIP "A"	3,366	58,534
DWS Growth & Income VIP "A"	449,713	4,919,859
DWS International Select Equity VIP "A"	670	10,936
DWS International VIP "A"	173,860	2,333,201
DWS Large Cap Value VIP "A"	222,910	4,003,471
DWS Mid Cap Growth VIP "A"	1,840	23,113
DWS RREEF Real Estate Securities VIP "A"	27,983	627,379
DWS Small Cap Growth VIP "A"	20,698	293,709
Total Equity Funds (Cost $22,085,018)		24,899,622

	Shares	Value ($)

Fixed Income — Bond Funds 42.0%
DWS Core Fixed Income VIP "A"	1,910,792	22,661,988
DWS Government & Agency Securities VIP "A"	421	5,170
DWS High Income VIP "A"	219,978	1,843,415
DWS Strategic Income VIP "A"	38,723	456,933
Total Fixed Income — Bond Funds (Cost $24,476,133)		24,967,506

Fixed Income — Money Market Funds 16.1%
Cash Management QP Trust (Cost $9,561,262)	9,561,262	9,561,262
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $56,122,413)+	100.0	59,428,390
Other Assets and Liabilities, Net	0.0	19,655
Net Assets	100.0	59,448,045
+ The cost for federal income tax purposes was $56,377,932. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $3,050,458. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,050,458 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $46,561,151)	$ 49,867,128
Investment in Cash Management QP Trust (cost $9,561,262)	9,561,262
Total investments in securities, at value (cost $56,122,413)	59,428,390
Receivable for Portfolio shares sold	77,545
Interest receivable	44,431
Other assets	1,747
Total assets	59,552,113
Liabilities
Payable for Portfolio shares redeemed	7,102
Accrued management fee	2,797
Other accrued expenses and payables	94,169
Total liabilities	104,068
Net assets, at value	$ 59,448,045
Net Assets
Net assets consist of: Undistributed net investment income	1,167,917
Net unrealized appreciation (depreciation) on investments	3,305,977
Accumulated net realized gain (loss)	1,329,894
Paid-in capital	53,644,257
Net assets, at value	$ 59,448,045
Class B Net Asset Value, offering and redemption price per share ($59,448,045 ÷ 5,014,229 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 919,268
Interest — Cash Management QP Trust	454,194
Total Income	1,373,462
Expenses: Management fee	78,016
Custodian and accounting fees	54,150
Distribution service fees (Class B)	130,027
Record keeping fees (Class B)	73,785
Auditing	37,433
Legal	13,542
Trustees' fees and expenses	12,389
Reports to shareholders	8,261
Other	2,929
Total expenses before expense reductions	410,532
Expense reductions	(26,005)
Total expenses after expense reductions	384,527
Net investment income (loss)	988,935
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,022,229
Capital gain distributions from Underlying Affiliated Portfolios	615,807
1,638,036
Net unrealized appreciation (depreciation) during the period on investments	1,998,503
Net gain (loss) on investment transactions	3,636,539
Net increase (decrease) in net assets resulting from operations	$ 4,625,474

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 988,935	$ 495,860
Net realized gain (loss) on investment transactions	1,638,036	344,656
Net unrealized appreciation (depreciation) during the period on investment transactions	1,998,503	667,693
Net increase (decrease) in net assets resulting from operations	4,625,474	1,508,209
Distributions to shareholders from: Net investment income: Class B	(596,935)	—
Net realized gains: Class B	(265,258)	(50,006)
Portfolio share transactions: Class B Proceeds from shares sold	20,047,242	34,270,431
Net assets acquired in tax-free reorganization	13,389,187	—
Reinvestment of distributions	862,193	50,006
Cost of shares redeemed	(24,685,440)	(3,329,092)
Net increase (decrease) in net assets from Class B share transactions	9,613,182	30,991,345
Increase (decrease) in net assets	13,376,463	32,449,548
Net assets at beginning of period	46,071,582	13,622,034
Net assets at end of period (including undistributed net investment income of $1,167,917 and $595,467, respectively)	$ 59,448,045	$ 46,071,582
Other Information
Class B Shares outstanding at beginning of period	4,149,791	1,277,644
Shares sold	1,769,912	3,174,980
Shares issued in tax-free reorganization	1,177,592	—
Shares issued to shareholders in reinvestment of distributions	77,188	4,753
Shares redeemed	(2,160,254)	(307,586)
Net increase (decrease) in Class B shares	864,438	2,872,147
Shares outstanding at end of period	5,014,229	4,149,791

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.10	$ 10.66	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.22	.19	(.03)
Net realized and unrealized gain (loss) on investment transactions	.74	.28	.69
Total from investment operations	.96	.47	.66
Less distributions from: Net investment income	(.14)	—	—
Net realized gain on investment transactions	(.06)	(.03)	—
Total distributions	(.20)	(.03)	—
Net asset value, end of period	$ 11.86	$ 11.10	$ 10.66
Total Return (%)[c,d]	8.81	4.38	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	46	14
Ratio of expenses before expense reductions (%)[e]	.79	.94	2.96*
Ratio of expenses after expense reductions (%)[e]	.74	.75	.75*
Ratio of net investment income (%)	1.90	1.73	(.67)*
Portfolio turnover rate (%)	31	27	18
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Core Fixed Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

A Treasury's guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP
[] DWS Core Fixed Income VIP — Class A [] Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,426	$11,143	$12,653	$16,944
	Average annual total return	4.26%	3.67%	4.82%	5.41%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,433	$11,150	$12,798	$18,313
	Average annual total return	4.33%	3.70%	5.06%	6.24%
DWS Core Fixed Income VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$10,389	$11,016	$12,150
	Average annual total return		3.89%	3.28%	4.43%
Lehman Brothers Aggregate Bond Index	Growth of $10,000		$10,433	$11,150	$12,331
	Average annual total return		4.33%	3.70%	4.77%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Core Fixed Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,049.60	$ 1,047.80
Expenses Paid per $1,000*	$ 3.56	$ 5.57
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,021.73	$ 1,019.76
Expenses Paid per $1,000*	$ 3.52	$ 5.50
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Core Fixed Income VIP	.69%	1.08%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Core Fixed Income VIP

The year 2006 was a tale of two halves. After rising an average of 0.73% along the curve during the first half of 2006, Treasury yields dropped roughly 0.39% across all maturities during the latter half. The benchmark 10-year Treasury yield ended at 4.70%. After 17 consecutive rate hikes, including four early in 2006, the US Federal Reserve Bank (the Fed) left rates unchanged at its last four meetings. The pause in Fed tightening combined with generally tighter spreads to lift all non-Treasury sectors to positive returns.

During the 12-month period ended December 31, 2006, the Portfolio provided a total return of 4.26% (Class A shares, unadjusted for contract charges) compared with the 4.33% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

Security selection within the corporate sector added value, particularly an overweight to BBB issues including the telecommunications and homebuilding sectors.1,2 Our holdings in the finance sector, which emphasize bank and insurance hybrid capital securities, also made a material contribution to returns. In the residential mortgage sector, our overweight helped returns. However, this was offset by the fact that our Portfolio is less sensitive to prepayment risk than the benchmark; interest rate volatility declined over the period, favoring more prepayment-sensitive issues.3 In asset backed securities (ABS), our holdings remain concentrated in short duration home equity securities where the total rate of return advantage relative to treasuries remains compelling. Home equity securities were the second best performing ABS sector and our overweight there contributed to performance. In commercial mortgage backed securities (CMBS), we sold into swap spread strength, but maintained exposure to specific bonds that we believe have outsized return potential.4 Our market weighting in CMBS benefited results. Sovereign debt led the non-corporate component of the credit index in performance and our underweight to these securities dampened returns.

Gary W. Bartlett, CFA J. Christopher Gagnier Daniel R. Taylor, CFA
Warren S. Davis, III William T. Lissenden Timothy C. Vile, CFA
Thomas J. Flaherty
Portfolio Managers, Aberdeen Asset Management Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.
2 The credit quality of a bond is an assessment of the likelihood that the issuer will default on scheduled payments of principal and interest.
3 Prepayment risk refers to the risk that loans that underly a mortgage-backed security will be refinanced, forcing holders of the security to reinvest the principal returned at a lower rate.
4 The swap spread is the difference between the the fixed rate that it is necessary to offer in exchange for obtaining a floating rate payment (the "swap rate"), and the yield on government bonds of equal maturity.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Commercial and Non-Agency Mortgage Backed Securities	29%	18%
Corporate Bonds	13%	15%
Collateralized Mortgage Obligations	13%	21%
US Government Agency Sponsored Pass-Throughs	12%	9%
US Treasury Obligations	10%	15%
Asset Backed	10%	7%
Foreign Bonds — US$ Denominated	6%	5%
Municipal Bonds and Notes	5%	5%
Cash Equivalents	2%	5%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/06	12/31/05

Financials	48%	38%
Utilities	20%	13%
Consumer Discretionary	12%	17%
Energy	9%	7%
Telecommunication Services	8%	9%
Industrials	2%	6%
Materials	1%	8%
Health Care	—	2%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/06	12/31/05

US Government and Agencies	35%	45%
AAA*	45%	32%
AA	—	2%
A	7%	7%
BBB	11%	12%
BB	2%	2%
	100%	100%
* Includes cash equivalents
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/06	12/31/05

Under 1 year	9%	10%
1-4.99 years	37%	34%
5-9.99 years	39%	43%
10-14.99 years	5%	4%
15 years or greater	10%	9%
	100%	100%

Asset allocation, corporate and foreign bonds diversification, quality and effective maturity are subject to change.

Weighted average effective maturity: 6.9 years and 5.4 years, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 53. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)

Corporate Bonds 13.3%
Consumer Discretionary 2.2%
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	363,000	484,451
Comcast Corp., 5.875%, 2/15/2018	450,000	445,165
DaimlerChrysler NA Holding Corp., Series E, 5.901%*, 10/31/2008	1,535,000	1,540,944
TCI Communications, Inc., 8.75%, 8/1/2015	848,000	1,003,002
Tele-Communications, Inc., 9.875%, 6/15/2022	250,000	328,989
Time Warner, Inc.:
7.57%, 2/1/2024	243,000	267,040
7.625%, 4/15/2031	543,000	606,618
7.7%, 5/1/2032	617,000	696,157
Viacom, Inc.:
5.75%, 4/30/2011	830,000	830,424
6.875%, 4/30/2036	1,697,000	1,677,788
		7,880,578
Energy 1.2%
Anadarko Petroleum Corp., 6.45%, 9/15/2036	935,000	944,814
Chesapeake Energy Corp.:
6.375%, 6/15/2015	262,000	259,380
6.875%, 1/15/2016	184,000	185,610
Constellation Energy Group, 7.6%, 4/1/2032	415,000	484,732
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015 (a)	517,000	487,490
7.5%, 2/1/2011	580,000	618,535
Sempra Energy, 4.621%, 5/17/2007	1,510,000	1,504,239
		4,484,800
Financials 5.1%
American General Finance Corp., Series I, 4.875%, 5/15/2010 (a)	3,929,000	3,885,286
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	985,000	1,186,384
Erac USA Finance Co.:
144A, 5.9%, 11/15/2015	290,000	293,018
144A, 8.0%, 1/15/2011	1,346,000	1,467,832
ERP Operating LP, 6.95%, 3/2/2011	112,000	118,600
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	940,000	1,127,490
Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2033	1,310,000	1,277,826
Merrill Lynch & Co., Inc., 6.05%, 5/16/2016	1,400,000	1,449,058
Nelnet, Inc., 7.4%, 9/29/2036	445,000	458,242
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	875,000	874,487
Suntrust Preferred Capital I, 5.853%, 12/15/2011	1,330,000	1,340,152
United Dominion Realty Trust, Inc., Series E, (REIT), 3.9%, 3/15/2010	345,000	333,034
Wachovia Capital Trust III, 5.8%, 3/15/2042	2,290,000	2,308,904
	Principal Amount ($)	Value ($)

Western Union Co., 144A, 6.2%, 11/17/2036	1,125,000	1,056,786
ZFS Finance USA Trust I, 144A, 6.15%, 12/15/2065	1,000,000	1,014,810
		18,191,909
Industrials 0.3%
D.R. Horton, Inc., 5.375%, 6/15/2012	487,000	471,026
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/2017 (a)	726,000	773,190
		1,244,216
Telecommunication Services 0.8%
AT&T, Inc., 5.875%, 2/1/2012	1,333,000	1,358,103
Embarq Corp., 7.995%, 6/1/2036	550,000	572,344
Sprint Nextel Corp., 6.0%, 12/1/2016	1,035,000	1,008,739
		2,939,186
Utilities 3.7%
Baltimore Gas & Electric Co., 144A, 6.35%, 10/1/2036	425,000	433,850
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,501,717
Commonwealth Edison Co., Series 98, 6.15%, 3/15/2012	980,000	999,312
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,655,000	1,581,914
5.0%, 2/15/2012	145,000	141,459
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	560,000	562,565
7.5%, 6/30/2066	1,845,000	1,983,827
Energy East Corp., 6.75%, 7/15/2036	1,145,000	1,208,083
Entergy Louisiana LLC, 6.3%, 9/1/2035	285,000	280,551
Entergy Mississippi, Inc., 5.92%, 2/1/2016	400,000	396,224
Nevada Power Co., Series N, 6.65%, 4/1/2036	1,470,000	1,527,092
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	1,715,000	1,817,248
WPS Resources Corp., 6.11%, 12/1/2066	735,000	729,677
		13,163,519
Total Corporate Bonds (Cost $47,701,036)		47,904,208

Foreign Bonds — US$ Denominated 5.6%
Energy 0.5%
GAZ Capital (Gazprom), 144A, 6.212%, 11/22/2016	1,661,000	1,672,627
Financials 3.9%
Banco Mercantil del Norte SA, Series A, 144A, 6.862%, 10/13/2021	610,000	616,570
ChinaTrust Commercial Bank, 144A, 5.625%, 12/29/2049	1,002,000	971,821
Corp. Andina de Fomento, 5.75%, 1/12/2017	510,000	512,382
	Principal Amount ($)	Value ($)

Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,120,000	2,092,779
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	1,995,000	2,107,917
MUFG Capital Finance 1 Ltd., 6.346%, 7/29/2049	2,550,000	2,587,964
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	2,890,000	2,989,561
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	745,000	825,338
Sumitomo Mitsui Banking Corp., 144A, 5.625%, 7/29/2049	1,525,000	1,490,747
		14,195,079
Information Technology 0.1%
Seagate Technology HDD Holdings:
6.375%, 10/1/2011	160,000	160,000
6.8%, 10/1/2016	245,000	246,225
		406,225
Materials 0.4%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	1,295,000	1,272,779
Telecommunication Services 0.7%
Telecom Italia Capital:
4.0%, 1/15/2010	466,000	444,980
4.95%, 9/30/2014	816,000	755,976
5.25%, 11/15/2013	1,386,000	1,321,536
		2,522,492
Total Foreign Bonds — US$ Denominated (Cost $19,920,023)		20,069,202

Asset Backed 9.3%
Automobile Receivables 0.0%
MMCA Automobile Trust,"B", Series 2002-2, 4.67%, 3/15/2010	106,283	106,135
Home Equity Loans 9.3%
Ameriquest Mortgage Securities, Inc.,"A5", Series 2004-FR1, 4.455%, 5/25/2034	2,450,000	2,408,409
Citigroup Mortgage Loan Trust, Inc.,"A1", Series 2006-WFH4, 5.4%*, 11/25/2036	2,532,387	2,532,426
Countrywide Asset-Backed Certificates:
"AF2", Series 2005-7, 4.367%, 11/25/2035	2,038,042	2,018,771
"A1", Series 2006-S6, 5.43%*, 3/25/2034	1,714,033	1,714,113
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,840,000	1,836,826
"A6", Series 2006-15, 5.826%, 10/25/2046	1,495,000	1,516,289
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,830,000	1,876,971
Encore Credit Receivables NIM Trust,"NOTE", Series 2005-4, 144A, 4.5%, 1/25/2036	130,408	130,067
Household Home Equity Loan Trust,"A1F", Series 2006-3, 5.98%, 3/20/2036	2,431,881	2,430,104
JPMorgan Mortgage Acquisition Corp.,"A2", Series 2006-CH1, 5.37%*, 7/25/2036	2,505,208	2,505,040
	Principal Amount ($)	Value ($)

Merrill Lynch Mortgage Investors Trust,"A1A", Series 2005-NCB, 5.451%, 7/25/2036	346,747	345,304
New Century Home Equity Loan Trust,"A2", Series 2005-A, 4.461%, 8/25/2035	1,249,377	1,238,759
Novastar NIM Trust,"NOTE", Series 2005-N1, 144A, 4.777%, 10/26/2035	149,481	149,182
Option One Mortgage Loan Trust,"2A1", Series 2006-3, 5.36%*, 2/25/2037	2,581,906	2,581,744
Popular ABS Mortgage Pass-Through Trust,"AF2", Series 2005-2, 4.415%, 4/25/2035	2,450,000	2,425,401
Residential Asset Securities Corp.,"AI1", Series 2006-KS3, 5.42%*, 4/25/2036	1,389,684	1,390,037
Residential Funding Mortgage Securities II,"A1" Series 2006-HI4, 5.45%*, 9/25/2036	2,575,941	2,576,055
Securitized Asset Backed NIM Trust,"NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	725,436	723,378
Terwin Mortgage Trust,"AF2", Series 2005-14HE, 4.849%, 8/25/2036	3,094,000	3,058,273
		33,457,149
Total Asset Backed (Cost $33,535,071)		33,563,284
	Shares	Value ($)

Preferred Stocks 0.2%
Arch Capital Group Ltd., 8.0%	7,384	195,907
BAC Capital Trust XI, 6.6250	330,000	356,131
Total Preferred Stocks (Cost $515,839)		552,038
	Principal Amount ($)	Value ($)

US Government Agency Sponsored Pass-Throughs 12.0%
Federal Home Loan Mortgage Corp.:
6.0%, with various maturities from 12/1/2025 until 12/1/2034	2,687,549	2,714,726
7.0%, 10/1/2036	861,230	883,479
Federal National Mortgage Association:
4.5%, with various maturities from 6/1/2019 until 10/1/2033	5,956,755	5,672,534
5.0%, with various maturities from 4/1/2025 until 2/1/2034	3,225,888	3,135,446
5.5%, with various maturities from 7/1/2024 until 4/1/2036	10,901,605	10,817,776
6.0%, with various maturities from 6/1/2016 until 4/1/2024 (f)	5,745,699	5,823,858
6.31%, 6/1/2008	1,500,000	1,506,572
6.5%, with various maturities from 3/1/2017 until 8/1/2036	9,467,683	9,649,069
7.0%, 9/1/2036	1,793,313	1,840,761
7.13%, 1/1/2012	1,084,784	1,075,918
8.0%, 9/1/2015	35,656	37,494
Total US Government Agency Sponsored Pass-Throughs (Cost $43,493,095)		43,157,633
	Principal Amount ($)	Value ($)

Commercial and Non-Agency Mortgage-Backed Securities 28.9%
Adjustable Rate Mortgage Trust:
"3A31", Series 2005-10, 5.425%, 1/25/2036	1,265,000	1,247,106
"1A4", Series 2006-2, 5.77%*, 5/25/2036	1,705,000	1,727,810
Banc of America Commercial Mortgage, Inc.,"A4", Series 2005-5, 5.115%, 10/10/2045	2,635,000	2,595,220
Banc of America Mortgage Securities,"1A20", Series 2005-3, 5.5%, 4/25/2035	1,840,000	1,833,494
Bear Stearns Adjustable Rate Mortgage Trust:
"2A2", Series 2005-4, 4.567%*, 8/25/2035	1,720,000	1,681,592
"A1", Series 2006-1, 4.625%*, 2/25/2036	4,072,238	4,001,046
Chase Commercial Mortgage Securities Corp., Class"A2", Series 1998-2, 6.39%, 11/18/2030	1,792,725	1,818,072
Chase Mortgage Finance Corp.,"3A1", Series 2005-A1, 5.271%*, 12/25/2035	2,705,726	2,682,201
Citicorp Mortgage Securities, Inc.:
"A4", Series 2003-3, 5.5%, 3/25/2033	431,543	429,452
"1A1", Series 2004-8, 5.5%, 10/25/2034	1,156,754	1,151,843
Citigroup Commercial Mortgage Trust:
"ASB", Series 2006-C5, 5.413%, 10/15/2049	1,785,000	1,792,044
"ASB", Series 2006-C4, 5.72%, 3/15/2049	1,805,000	1,849,834
Citigroup Mortgage Loan Trust, Inc.:
"2A1", Series 2006-AR1, 4.7%*, 3/25/2036	1,355,212	1,329,947
"1A1", Series 2006-AR1, 4.9%*, 10/25/2035	466,414	461,620
"1A2", Series 2006-AR2, 5.548%, 3/25/2036	2,315,998	2,313,812
"1A3A", Series 2006-AR5, 5.94%*, 7/25/2036	1,665,251	1,681,682
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,134,971	1,155,898
CitiMortgage Alternative Loan Trust,"A1", Series 2006-A2, 6.0%, 5/25/2036	1,793,867	1,805,777
Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	490,836	488,193
"A2", Series 2003-21T1, 5.25%, 12/25/2033	1,293,989	1,281,335
"A6", Series 2004-14T2, 5.5%, 8/25/2034	1,260,797	1,252,383
"7A1", Series 2004-J2, 6.0%, 12/25/2033	295,955	296,417
"1A1", Series 2004-J1, 6.0%, 2/25/2034	229,571	228,442
GE Capital Commercial Mortgage Corp.,"AAB", Series 2005-C3, 4.94%, 7/10/2045	955,000	937,042
GMAC Mortgage Corp. Loan Trust,"A1", Series 2006-J1, 5.75%, 4/25/2036	3,370,261	3,376,232
	Principal Amount ($)	Value ($)

Greenwich Capital Commercial Funding Corp.,"AAB", Series 2006-GG7, 5.912%, 7/10/2038	1,115,000	1,157,563
GS Mortgage Securities Corp. II:
"A4", Series 2005-GG4, 4.761%, 7/10/2039	2,705,000	2,602,022
"C", Series 1998-C1, 6.91%, 10/18/2030	1,260,000	1,286,922
Indymac Inda Mortgage Loan Trust,"1A1", Series 2006-AR3, 5.397%, 12/25/2036	2,128,541	2,119,266
JPMorgan Chase Commercial Mortgage Securities Corp.,"A4", Series 2005-LDP5, 5.179%, 12/15/2044	3,305,000	3,292,937
JPMorgan Mortgage Trust:
"7A1", Series 2006-A3, 4.581%, 4/25/2035	3,296,995	3,240,827
"2A4L", Series 2006-A6, 5.582%, 10/25/2036	1,840,000	1,833,056
"2A4", Series 2006-A2, 5.766%, 4/25/2036	2,565,000	2,602,073
LB-UBS Commercial Mortgage Trust,"A4", Series 2005-C7, 5.197%, 11/15/2030	1,525,000	1,511,887
Lehman Mortgage Trust:
"3A3", Series 2006-1, 5.5%, 2/25/2036	1,860,000	1,863,005
"1A10", Series 2006-3, 6.0%, 7/25/2036	1,786,217	1,799,551
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	600,816	596,499
"5A1", Series 2005-2, 6.5%, 12/25/2034	195,404	197,419
"8A1", Series 2004-3, 7.0%, 4/25/2034	84,415	84,506
Master Asset Securitization Trust,"2A7", Series 2003-9, 5.5%, 10/25/2033	1,205,832	1,180,961
Merrill Lynch Mortgage Investors Trust,"A2", Series 2005-A5, 4.566%, 6/25/2035	210,000	204,294
Mortgage Capital Funding, Inc.,"A2", Series 1998-MC3, 6.337%, 11/18/2031	981,532	988,926
Residential Accredit Loans, Inc.:
"CB", Series 2004-QS2, 5.75%, 2/25/2034	790,368	783,453
"A2", Series 2006-QS4, 6.0%, 4/25/2036	2,672,805	2,678,688
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	1,485,000	1,453,100
"2A1", Series 2006-1, 5.648%, 2/25/2036	1,500,630	1,500,015
"1A1", Series 2005-18, 5.672%, 9/25/2035	1,216,773	1,217,815
Structured Asset Securities Corp.,"4A1", Series 2005-6, 5.0%, 5/25/2035	791,954	761,761
Wachovia Mortgage Loan Trust LLC,"3A1", Series 2005-B, 5.158%*, 10/20/2035	2,544,300	2,518,931
Washington Mutual:
"2A1", Series 2002-S8, 4.5%, 1/25/2018	219,604	218,290
"A1", Series 2003-S7, 4.5%, 8/25/2018	1,926,912	1,857,274
	Principal Amount ($)	Value ($)

"1A3", Series 2005-AR16, 5.113%, 12/25/2035	1,660,000	1,651,025
"1A1", Series 2006-AR16, 5.634%*, 12/25/2036	2,714,606	2,716,117
"1A4", Series 2006-AR8, 5.928%, 8/25/2046	2,397,723	2,415,083
Wells Fargo Mortgage Backed Securities Trust:
"1A6", Series 2003-1, 4.5%, 2/25/2018	109,621	108,992
"4A2", Series 2005-AR16, 4.991%, 10/25/2035	2,385,000	2,356,779
"2A5", Series 2006-AR2, 5.088%*, 3/25/2036	5,472,190	5,439,241
"A4", Series 2005-AR14, 5.387%*, 8/25/2035	1,700,000	1,672,795
"A1", Series 2006-3, 5.5%, 3/25/2036	2,250,653	2,242,423
"A6", Series 2006-AR11, 5.539%, 8/25/2036	2,750,000	2,764,404
"2A5", Series 2006-AR1, 5.561%*, 3/25/2036	1,700,000	1,688,366
"1A3", Series 2006-6, 5.75%, 5/25/2036	1,939,294	1,942,144
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $103,558,839)		103,966,904

Collateralized Mortgage Obligations 13.1%
Fannie Mae Whole Loan:
"A2", Series 2004-W4, 5.0%, 6/25/2034	1,977,397	1,956,747
"1A1", Series 2004-W15, 6.0%, 8/25/2044	1,247,891	1,252,550
Federal Home Loan Mortgage Corp.:
"KB", Series 2552, 4.25%, 6/15/2027	736,597	729,914
"LN", Series 3145, 4.5%, 10/15/2034	1,910,000	1,842,655
"HG", Series 2543, 4.75%, 9/15/2028	669,200	663,790
"PE", Series 2721, 5.0%, 1/15/2023	135,000	129,595
"EW", Series 2545, 5.0%, 3/15/2029	1,097,817	1,089,203
"BG", Series 2640, 5.0%, 2/15/2032	2,060,000	1,992,439
"PD", Series 2783, 5.0%, 1/15/2033	1,283,000	1,235,194
"TE", Series 2780, 5.0%, 1/15/2033	1,785,000	1,720,661
"NE", Series 2802, 5.0%, 2/15/2033	2,640,000	2,544,207
"OE", Series 2840, 5.0%, 2/15/2033	2,780,000	2,669,245
"PD", Series 2890, 5.0%, 3/15/2033	1,485,000	1,426,519
"OG", Series 2889, 5.0%, 5/15/2033	1,770,000	1,702,099
"PE", Series 2898, 5.0%, 5/15/2033	860,000	825,318
"XD", Series 2941, 5.0%, 5/15/2033	1,055,000	1,010,797
"PE", Series 2864, 5.0%, 6/15/2033	2,275,000	2,190,293
"UE", Series 2911, 5.0%, 6/15/2033	3,055,000	2,929,075
	Principal Amount ($)	Value ($)

"BG", Series 2869, 5.0%, 7/15/2033	335,000	321,968
"KD", Series 2915, 5.0%, 9/15/2033	1,341,000	1,286,744
"NE", Series 2921, 5.0%, 9/15/2033	2,275,000	2,182,860
"QE", Series 2991, 5.0%, 8/15/2034	2,530,000	2,420,030
"PE", Series 2378, 5.5%, 11/15/2016	1,647,970	1,652,889
"CH", Series 2390, 5.5%, 12/15/2016	440,000	439,215
"PE", Series 2512, 5.5%, 2/15/2022	45,000	45,250
"YA", Series 2841, 5.5%, 7/15/2027	1,937,600	1,938,472
"PE", Series 2165, 6.0%, 6/15/2029	1,762,580	1,777,468
Federal National Mortgage Association:
"PE", Series 2005-44, 5.0%, 7/25/2033	650,000	621,673
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	415,582
"HE", Series 2005-22, 5.0%, 10/25/2033	1,540,000	1,472,401
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	501,184
"QC", Series 2002-11, 5.5%, 3/25/2017	640,000	641,027
"VD", Series 2002-56, 6.0%, 4/25/2020	43,831	43,746
"PH", Series 1999-19, 6.0%, 5/25/2029	1,754,010	1,776,561
"Z", Series 2001-14, 6.0%, 5/25/2031	1,114,066	1,127,423
"A2", Series 1998-M6, 6.32%, 8/15/2008	448,813	453,828
"HM", Series 2002-36, 6.5%, 12/25/2029	10,998	10,971
Total Collateralized Mortgage Obligations (Cost $47,843,408)		47,039,593

Municipal Bonds and Notes 5.1%
Brockton, MA, General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (b)	1,530,000	1,623,605
Illinois, Higher Education Revenue, 7.05%, 7/1/2009 (b)	1,410,000	1,471,843
Indiana, Bond Bank Revenue, School Severance Funding, Series 11, 6.01%, 7/15/2021 (b)	1,965,000	2,018,762
Jersey City, NJ, Municipal Utilities Authority, Water Revenue, 4.55%, 5/15/2012 (b)	1,000,000	971,660
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	945,000	927,224
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, 5.83%, 12/1/2017 (b)	2,500,000	2,570,850
Menasha, WI, Anticipation Notes, Series B, 5.65%, 9/1/2009	1,310,000	1,315,096
	Principal Amount ($)	Value ($)

Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014 (b)	1,130,000	1,094,190
New York, General Obligation, Environmental Facilities Corp., 4.95%, 1/1/2013 (b)	1,500,000	1,483,530
Oklahoma City, OK, Airport Revenue, 5.2%, 10/1/2012 (b)	1,430,000	1,425,453
Oregon, School Board Association Taxable — Pension, 4.668%, 6/30/2020 (b)	1,135,000	1,065,924
Portland, OR, River District, Urban Renewal & Redevelopment, Series B, 3.35%, 6/15/2010 (b)	1,550,000	1,466,734
Trenton, NJ, School District General Obligation, 4.3%, 4/1/2011 (b)	1,040,000	1,003,954
Total Municipal Bonds and Notes (Cost $18,443,220)		18,438,825

US Treasury Obligations 10.2%
US Treasury Bonds:
6.0%, 2/15/2026 (a)	18,422,000	20,893,145
8.125%, 8/15/2019 (a)	8,766,000	11,452,639
	Principal Amount ($)	Value ($)

US Treasury Notes:
3.25%, 8/15/2007 (a)	942,000	931,808
4.25%, 11/15/2013 (a)	3,571,000	3,476,703
Total US Treasury Obligations (Cost $37,646,991)		36,754,295
	Shares	Value ($)

Securities Lending Collateral 11.0%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $39,550,113)	39,550,113	39,550,113

Cash Equivalents 2.3%
Cash Management QP Trust, 5.46% (e) (Cost $8,043,491)	8,043,491	8,043,491
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $400,251,126)+	111.0	399,039,586
Other Assets and Liabilities, Net	(11.0)	(39,690,364)
Net Assets	100.0	359,349,222
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2006.
+ The cost for federal income tax purposes was $400,276,243. At December 31, 2006, net unrealized depreciation for all securities based on tax cost was $1,236,657. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,384,640 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,621,297.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $38,738,935 which is 10.8% of net assets.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	1.6
Financial Guaranty Insurance Co.	1.0
Financial Security Assurance Inc.	0.7
MBIA Corp.	0.3
XL Capital Insurance	0.5
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $352,657,522) — including $38,738,935 of securities loaned	$ 351,445,982
Investment in Daily Assets Fund Institutional (cost $39,550,113)*	39,550,113
Investment in Cash Management QP Trust (cost $8,043,491)	8,043,491
Total investments in securities, at value (cost $400,251,126)	399,039,586
Cash	376,589
Interest receivable	3,149,913
Receivable for Portfolio shares sold	921,306
Other assets	11,040
Total assets	403,498,434
Liabilities
Payable upon return of securities loaned	39,550,113
Payable for investments purchased — mortgage dollar rolls	4,157,180
Payable for Portfolio shares redeemed	62,917
Accrued management fee	175,291
Other accrued expenses and payables	203,711
Total liabilities	44,149,212
Net assets, at value	$ 359,349,222
Net Assets
Net assets consist of: Undistributed net investment income	15,361,420
Net unrealized appreciation (depreciation) on investments	(1,211,540)
Accumulated net realized gain (loss)	(3,837,892)
Paid-in capital	349,037,234
Net assets, at value	$ 359,349,222
Class A Net Asset Value, offering and redemption price per share ($276,869,712 ÷ 23,346,010 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.86
Class B Net Asset Value, offering and redemption price per share ($82,479,510 ÷ 6,968,915 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.84
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Interest	$ 18,050,193
Interest — Cash Management QP Trust	508,577
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	48,204
Dividends	18,382
Total Income	18,625,356
Expenses: Management fee	2,124,452
Custodian fees	20,009
Distribution service fees (Class B)	212,516
Record keeping fees (Class B)	117,989
Auditing	47,905
Legal	10,692
Trustees' fees and expenses	25,287
Reports to shareholders	141,507
Other	48,071
Total expenses before expense reductions	2,748,428
Expense reductions	(4,960)
Total expenses after expense reductions	2,743,468
Net investment income	15,881,888
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,380,379)
Net unrealized appreciation (depreciation) during the period on investments	2,452,304
Net gain (loss) on investment transactions	(928,075)
Net increase (decrease) in net assets resulting from operations	$ 14,953,813

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 15,881,888	$ 12,079,996
Net realized gain (loss) on investment transactions	(3,380,379)	(353,676)
Net unrealized appreciation (depreciation) during the period on investment transactions	2,452,304	(5,057,842)
Net increase (decrease) in net assets resulting from operations	14,953,813	6,668,478
Distributions to shareholders from: Net investment income: Class A	(9,250,155)	(7,365,945)
Class B	(2,794,336)	(2,666,763)
Net realized gains: Class A	(40,873)	(1,950,232)
Class B	(13,997)	(794,464)
Portfolio share transactions: Class A Proceeds from shares sold	91,229,471	81,598,580
Reinvestment of distributions	9,291,028	9,316,177
Cost of shares redeemed	(77,798,091)	(45,087,748)
Net increase (decrease) in net assets from Class A share transactions	22,722,408	45,827,009
Class B Proceeds from shares sold	10,023,723	9,590,439
Reinvestment of distributions	2,808,333	3,461,227
Cost of shares redeemed	(19,326,554)	(10,890,122)
Net increase (decrease) in net assets from Class B share transactions	(6,494,498)	2,161,544
Increase (decrease) in net assets	19,082,362	41,879,627
Net assets at beginning of period	340,266,860	298,387,233
Net assets at end of period (including undistributed net investment income of $15,361,420 and $11,525,027, respectively)	$ 359,349,222	$ 340,266,860
Other Information
Class A Shares outstanding at beginning of period	21,303,867	17,397,738
Shares sold	7,951,409	6,905,327
Shares issued to shareholders in reinvestment of distributions	821,488	808,696
Shares redeemed	(6,730,754)	(3,807,894)
Net increase (decrease) in Class A shares	2,042,143	3,906,129
Shares outstanding at end of period	23,346,010	21,303,867
Class B Shares outstanding at beginning of period	7,523,292	7,335,272
Shares sold	863,400	808,980
Shares issued to shareholders in reinvestment of distributions	248,086	300,193
Shares redeemed	(1,665,863)	(921,153)
Net increase (decrease) in Class B shares	(554,377)	188,020
Shares outstanding at end of period	6,968,915	7,523,292

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Date
Net asset value, beginning of period	$ 11.81	$ 12.07	$ 12.16	$ 11.98	$ 11.48
Income (loss) from investment operations: Net investment income[a]	.53	.47	.50	.45	.53
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.21)	.05	.14	.37
Total from investment operations	.48	.26	.55	.59	.90
Less distributions from: Net investment income	(.43)	(.41)	(.43)	(.41)	(.40)
Net realized gain on investment transactions	(.00)*	(.11)	(.21)	—	—
Total distributions	(.43)	(.52)	(.64)	(.41)	(.40)
Net asset value, end of period	$ 11.86	$ 11.81	$ 12.07	$ 12.16	$ 11.98
Total Return (%)	4.26	2.25	4.53	5.13	8.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	277	252	210	201	216
Ratio of expenses (%)	.68	.67	.66	.66	.65
Ratio of net investment income (%)	4.56	3.96	4.18	3.75	4.57
Portfolio turnover rate (%)	183[b]	164[b]	185[b]	229[b]	267
[a] Based on average shares outstanding during the period.
[b] The portfolio turnover rate including mortgage dollar roll transactions was 198%, 241%, 176%, 204% and 265% for the years ended December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
* Amount is less than $.005

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 12.04	$ 12.13	$ 11.96	$ 11.36
Income (loss) from investment operations: Net investment income[b]	.49	.42	.45	.40	.27
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.21)	.05	.15	.33
Total from investment operations	.44	.21	.50	.55	.60
Less distributions from: Net investment income	(.38)	(.36)	(.38)	(.38)	—
Net realized gain on investment transactions	(.00)***	(.11)	(.21)	—	—
Total distributions	(.38)	(.47)	(.59)	(.38)	—
Net asset value, end of period	$ 11.84	$ 11.78	$ 12.04	$ 12.13	$ 11.96
Total Return (%)	3.89	1.85	4.10	4.76	5.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	89	88	45	2
Ratio of expenses (%)	1.07	1.07	1.03	1.05	.92*
Ratio of net investment income (%)	4.17	3.56	3.81	3.36	4.69*
Portfolio turnover rate (%)	183[c]	164[c]	185[c]	229[c]	267
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 198%, 241%, 176%, 204% and 265% for the years ended December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005

Performance Summary December 31, 2006

DWS Davis Venture Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Davis Venture Value VIP from 5/1/2001 to 12/31/2006
[] DWS Davis Venture Value VIP — Class A [] Russell 1000® Value Index

Russell 1000® Value Index is an unmanaged index, which consists of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Davis Venture Value VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,484	$14,080	$15,395	$14,625
	Average annual total return	14.84%	12.08%	9.01%	6.94%
Russell 1000 Value Index	Growth of $10,000	$12,225	$15,245	$16,746	$16,009
	Average annual total return	22.25%	15.09%	10.86%	8.66%
DWS Davis Venture Value VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$11,434	$13,915	$16,867
	Average annual total return		14.34%	11.64%	12.33%
Russell 1000 Value Index	Growth of $10,000		$12,225	$15,245	$17,586
	Average annual total return		22.25%	15.09%	13.37%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Davis Venture Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,114.20	$ 1,111.80
Expenses Paid per $1,000*	$ 4.53	$ 6.60
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,020.92	$ 1,018.95
Expenses Paid per $1,000*	$ 4.33	$ 6.31
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Davis Venture Value VIP	.85%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Davis Venture Value VIP

For the 12 months ended December 31, 2006, the DWS Davis Venture Value VIP returned 14.84% (Class A shares, unadjusted for contract charges), compared to its benchmark, the Russel 1000® Value Index, which returned 22.25%.

Consumer discretionary companies were the most important contributors to the Portfolio's performance over the 12-month period. Comcast Corp. and Harley-Davidson, Inc. were among the top contributors to performance. Apollo Group, Inc. (purchased in March 2006) and H&R Block, Inc. were among the top detractors from performance. Diversified financial and consumer staple companies also made important contributions to performance. Two diversified financial companies, JPMorgan Chase & Co. and American Express Co., and one consumer staples company, Altria Group, Inc., were among the top contributors to performance. A consumer staples company, The Hershey Co., was among the top detractors from performance.

The Portfolio's largest investment was in insurance companies. While insurance companies had positive returns, they trailed the Index. Berkshire Hathaway, Inc. and Loews Corp. were among the top contributors to performance. Progressive Corp. and Transatlantic Holdings, Inc. were among the top detractors from performance.

The Portfolio's investments in telecommunication service and energy companies also contributed to the Portfolio underperforming the Index over the 12-month period. One energy company, ConocoPhillips was among the top contributors to performance. One telecommunication services company, Sprint Nextel Corp. (purchased in March 2006), and an energy company, EOG Resources, Inc., were among the top detractors from performance.

Christopher C. Davis
Kenneth Charles Feinberg

Portfolio Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

In this report, Davis Selected Advisers makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the investment strategies will be successful. Market values will vary so that an investor may experience a gain or a loss.

Portfolio Summary

DWS Davis Venture Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Financials	38%	45%
Consumer Staples	14%	15%
Consumer Discretionary	14%	8%
Energy	12%	11%
Industrials	7%	8%
Information Technology	5%	4%
Materials	4%	4%
Health Care	4%	4%
Telecommunication Services	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 68. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Davis Venture Value VIP

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 13.7%
Automobiles 2.0%
Harley-Davidson, Inc. (a)	119,200	8,400,024
Diversified Consumer Services 1.3%
Apollo Group, Inc. "A"* (a)	27,900	1,087,263
H&R Block, Inc.	197,000	4,538,880
		5,626,143
Household Durables 0.2%
Hunter Douglas NV	12,563	1,010,440
Internet & Catalog Retail 1.4%
Amazon.com, Inc.* (a)	70,900	2,797,714
Expedia, Inc.*	26,499	555,949
IAC/InterActiveCorp.* (a)	26,699	992,135
Liberty Media Holding Corp. — Interactive "A"*	65,500	1,412,835
		5,758,633
Media 7.3%
Comcast Corp. Special "A"*	341,100	14,285,268
Gannett Co., Inc.	18,100	1,094,326
Lagardere S.C.A.	48,500	3,898,381
Liberty Media Holding Corp. — Capital "A"*	12,960	1,269,821
News Corp. "A"	341,700	7,339,716
NTL, Inc. (a)	78,632	1,984,672
WPP Group PLC (ADR) (a)	16,600	1,124,484
		30,996,668
Multiline Retail 0.2%
Sears Holdings Corp.*	6,200	1,041,166
Specialty Retail 1.3%
Bed Bath & Beyond, Inc.*	58,900	2,244,090
CarMax, Inc.*	23,200	1,244,216
Lowe's Companies, Inc.	67,900	2,115,085
		5,603,391
Consumer Staples 14.0%
Beverages 2.1%
Diageo PLC (ADR)	69,700	5,527,907
Heineken Holding NV	84,000	3,407,225
		8,935,132
Food & Staples Retailing 5.4%
Costco Wholesale Corp.	291,500	15,411,605
Wal-Mart Stores, Inc.	166,600	7,693,588
		23,105,193
Food Products 0.6%
The Hershey Co. (a)	48,200	2,400,360
Household Products 1.1%
Procter & Gamble Co.	72,800	4,678,856
Personal Products 0.4%
Avon Products, Inc.	50,100	1,655,304
Tobacco 4.4%
Altria Group, Inc.	220,800	18,949,056
	Shares	Value ($)

Energy 11.9%
Energy Equipment & Services 0.8%
Transocean, Inc.*	43,200	3,494,448
Oil, Gas & Consumable Fuels 11.1%
Canadian Natural Resources Ltd.	31,900	1,698,037
China Coal Energy Co. "H"*	1,478,200	963,511
ConocoPhillips	262,720	18,902,704
Devon Energy Corp.	136,900	9,183,252
EOG Resources, Inc.	115,100	7,187,995
Occidental Petroleum Corp.	184,200	8,994,486
		46,929,985
Financials 37.7%
Capital Markets 2.5%
Ameriprise Financial, Inc.	89,620	4,884,290
Mellon Financial Corp.	45,200	1,905,180
Morgan Stanley	38,200	3,110,626
State Street Corp.	12,100	816,024
		10,716,120
Commercial Banks 8.3%
Commerce Bancorp, Inc. (a)	71,800	2,532,386
HSBC Holdings PLC	663,524	12,091,271
Wachovia Corp.	180,387	10,273,039
Wells Fargo & Co.	297,200	10,568,432
		35,465,128
Consumer Finance 4.5%
American Express Co.	316,900	19,226,323
Diversified Financial Services 7.7%
Citigroup, Inc.	172,300	9,597,110
JPMorgan Chase & Co.	361,684	17,469,337
Moody's Corp.	82,900	5,725,074
		32,791,521
Insurance 14.7%
Ambac Financial Group, Inc.	3,100	276,117
American International Group, Inc.	265,200	19,004,232
Aon Corp.	75,900	2,682,306
Berkshire Hathaway, Inc. "B"*	4,114	15,081,924
Chubb Corp.	21,100	1,116,401
Loews Corp.	215,200	8,924,344
Markel Corp.*	800	384,080
Principal Financial Group, Inc.	24,700	1,449,890
Progressive Corp.	368,100	8,915,382
Sun Life Financial, Inc.	15,200	643,720
Transatlantic Holdings, Inc. (a)	62,537	3,883,548
		62,361,944
Health Care 3.7%
Health Care Providers & Services
Cardinal Health, Inc.	60,300	3,885,129
Caremark Rx, Inc.	96,350	5,502,548
Express Scripts, Inc.*	22,700	1,625,320
UnitedHealth Group, Inc.	83,500	4,486,455
		15,499,452
Industrials 7.0%
Air Freight & Logistics 0.5%
United Parcel Service, Inc. "B"	26,800	2,009,464
	Shares	Value ($)

Commercial Services & Supplies 1.0%
D&B Corp.*	49,900	4,131,221
Industrial Conglomerates 4.2%
Tyco International Ltd.	587,362	17,855,805
Road & Rail 0.3%
Kuehne & Nagel International AG (Registered)	20,820	1,514,633
Transportation Infrastructure 1.0%
China Merchants Holdings International Co., Ltd	729,579	2,993,342
Cosco Pacific Ltd.	562,600	1,311,884
		4,305,226
Information Technology 5.0%
Communications Equipment 0.2%
Nokia Oyj (ADR)	48,500	985,520
Computers & Peripherals 1.3%
Dell, Inc.*	107,000	2,684,630
Hewlett-Packard Co.	67,800	2,792,682
		5,477,312
IT Services 1.3%
Iron Mountain, Inc.* (a)	128,300	5,303,922
Software 2.2%
Microsoft Corp.	319,300	9,534,298
Materials 4.2%
Construction Materials 1.5%
Martin Marietta Materials, Inc.	33,500	3,480,985
Vulcan Materials Co.	33,800	3,037,606
		6,518,591
	Shares	Value ($)

Containers & Packaging 2.2%
Sealed Air Corp. (a)	143,900	9,341,988
Metals & Mining 0.5%
BHP Billiton PLC	50,300	929,285
Rio Tinto PLC	18,700	993,533
		1,922,818
Telecommunication Services 1.6%
Wireless Telecommunication Services
SK Telecom Co., Ltd. (ADR)	83,700	2,216,376
Sprint Nextel Corp.	251,100	4,743,279
		6,959,655
Total Common Stocks (Cost $283,210,633)		420,505,740

Securities Lending Collateral 3.6%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $15,439,054)	15,439,054	15,439,054

Cash Equivalents 1.4%
Cash Management QP Trust, 5.46% (d) (Cost $5,752,421)	5,752,421	5,752,421
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $304,402,108)+	103.8	441,697,215
Other Assets and Liabilities, Net	(3.8)	(16,047,726)
Net Assets	100.0	425,649,489
* Non-income producing security.
+ The cost for federal income tax purposes was $305,032,994. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $136,664,221. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $139,895,845 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,231,624.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $14,973,349 which is 3.5% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $283,210,633) — including $14,973,349 of securities loaned	$ 420,505,740
Investment in Daily Assets Fund Institutional (cost $15,439,054)*	15,439,054
Investment in Cash Management QP Trust (cost $5,752,421)	5,752,421
Total investments in securities, at value (cost $304,402,108)	441,697,215
Foreign currency, at value (cost $1,686)	1,776
Dividends receivable	557,516
Interest receivable	27,274
Foreign taxes recoverable	4,180
Receivable for Portfolio shares sold	10,519
Other assets	11,156
Total assets	442,309,636
Liabilities
Payable for Portfolio shares redeemed	666,528
Payable upon return of securities loaned	15,439,054
Payable for investments purchased	122,791
Accrued management fee	308,112
Other accrued expenses and payables	123,662
Total liabilities	16,660,147
Net assets, at value	$ 425,649,489
Net Assets
Net assets consist of: Undistributed net investment income	2,670,607
Net unrealized appreciation (depreciation) on: Investments	137,295,107
Foreign currency related transactions	29
Accumulated net realized gain (loss)	4,679,830
Paid-in capital	281,003,916
Net assets, at value	$ 425,649,489
Class A Net Asset Value, offering and redemption price per share ($346,049,895 ÷ 24,284,177 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.25
Class B Net Asset Value, offering and redemption price per share ($79,599,594 ÷ 5,597,014 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.22
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $43,756)	$ 6,206,007
Interest — Cash Management QP Trust	257,996
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,750
Total Income	6,482,753
Expenses: Management fee	3,764,933
Custodian and accounting fees	123,420
Distribution service fees (Class B)	195,529
Record keeping fees (Class B)	103,486
Auditing	46,295
Legal	12,904
Trustees' fees and expenses	30,194
Reports to shareholders	67,623
Other	34,680
Total expenses before expense reductions	4,379,064
Expense reductions	(671,341)
Total expenses after expense reductions	3,707,723
Net investment income (loss)	2,775,030
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,081,136
Foreign currency related transactions	(20,949)
11,060,187
Net unrealized appreciation (depreciation) during the period on: Investments	41,764,735
Foreign currency related transactions	11,573
41,776,308
Net gain (loss) on investment transactions	52,836,495
Net increase (decrease) in net assets resulting from operations	$ 55,611,525

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 2,775,030	$ 2,485,779
Net realized gain (loss) on investment transactions	11,060,187	1,821,140
Net unrealized appreciation (depreciation) during the period on investment transactions	41,776,308	29,208,587
Net increase (decrease) in net assets resulting from operations	55,611,525	33,515,506
Distributions to shareholders from: Net investment income: Class A	(2,082,948)	(2,091,774)
Class B	(214,549)	(260,311)
Portfolio share transactions: Class A Proceeds from shares sold	23,381,717	36,365,583
Reinvestment of distributions	2,082,948	2,091,774
Cost of shares redeemed	(31,847,982)	(22,500,564)
Net increase (decrease) in net assets from Class A share transactions	(6,383,317)	15,956,793
Class B Proceeds from shares sold	6,563,580	11,711,444
Reinvestment of distributions	214,549	260,311
Cost of shares redeemed	(15,502,095)	(6,187,073)
Net increase (decrease) in net assets from Class B share transactions	(8,723,966)	5,784,682
Increase (decrease) in net assets	38,206,745	52,904,896
Net assets at beginning of period	387,442,744	334,537,848
Net assets at end of period (including undistributed net investment income of $2,670,607 and $2,254,802, respectively)	$ 425,649,489	$ 387,442,744
Other Information
Class A Shares outstanding at beginning of period	24,763,248	23,386,408
Shares sold	1,802,609	3,107,848
Shares issued to shareholders in reinvestment of distributions	163,496	184,135
Shares redeemed	(2,445,176)	(1,915,143)
Net increase (decrease) in Class A shares	(479,071)	1,376,840
Shares outstanding at end of period	24,284,177	24,763,248
Class B Shares outstanding at beginning of period	6,263,092	5,765,180
Shares sold	509,107	1,002,803
Shares issued to shareholders in reinvestment of distributions	16,827	22,895
Shares redeemed	(1,192,012)	(527,786)
Net increase (decrease) in Class B shares	(666,078)	497,912
Shares outstanding at end of period	5,597,014	6,263,092

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.49	$ 11.48	$ 10.31	$ 7.99	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.09	.08	.06	.05
Net realized and unrealized gain (loss) on investment transactions	1.74	1.01	1.14	2.31	(1.55)
Total from investment operations	1.84	1.10	1.22	2.37	(1.50)
Less distributions from: Net investment income	(.08)	(.09)	(.05)	(.05)	(.01)
Net asset value, end of period	$ 14.25	$ 12.49	$ 11.48	$ 10.31	$ 7.99
Total Return (%)	14.84[b]	9.64[b]	11.83	29.84	(15.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	346	309	268	220	160
Ratio of expenses before expense reductions (%)	1.02	1.02	1.05	1.01	1.02
Ratio of expenses after expense reductions (%)	.85	.96	1.05	1.01	1.02
Ratio of net investment income (%)	.77	.78	.74	.62	.62
Portfolio turnover rate (%)	16	8	3	7	22
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.47	$ 11.46	$ 10.29	$ 7.98	$ 8.52
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.04	.04	.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.73	1.01	1.13	2.32	(.58)
Total from investment operations	1.78	1.05	1.17	2.34	(.54)
Less distributions from: Net investment income	(.03)	(.04)	(.00)***	(.03)	—
Net asset value, end of period	$ 14.22	$ 12.47	$ 11.46	$ 10.29	$ 7.98
Total Return (%)	14.34[c]	9.23[c]	11.42	29.42	(6.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	78	66	29.8
Ratio of expenses before expense reductions (%)	1.40	1.41	1.44	1.40	1.27*
Ratio of expenses after expense reductions (%)	1.23	1.34	1.44	1.40	1.27*
Ratio of net investment income (%)	.39	.40	.36	.23	1.06*
Portfolio turnover rate (%)	16	8	3	7	22
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Performance Summary December 31, 2006

DWS Dreman High Return Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods for Class B shares reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Dreman High Return Equity VIP from 5/4/1998 to 12/31/2006
[] DWS Dreman High Return Equity VIP — Class A [] S&P 500® Index

The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman High Return Equity VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,874	$14,601	$15,803	$19,167
	Average annual total return	18.74%	13.45%	9.58%	7.81%
S&P 500 Index	Growth of $10,000	$11,579	$13,470	$13,503	$14,624
	Average annual total return	15.79%	10.44%	6.19%	4.48%
DWS Dreman High Return Equity VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$11,821	$14,428	$17,361
	Average annual total return		18.21%	13.00%	13.06%
S&P 500 Index	Growth of $10,000		$11,579	$13,470	$15,549
	Average annual total return		15.79%	10.44%	10.31%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 4, 1998. Index returns began on April 30, 1998.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman High Return Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,139.60	$ 1,137.50
Expenses Paid per $1,000*	$ 4.15	$ 6.20
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,021.32	$ 1,019.41
Expenses Paid per $1,000*	$ 3.92	$ 5.85
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman High Return Equity VIP	.77%	1.15%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Dreman High Return Equity VIP

The US economy posted positive growth for all four quarters of 2006, although growth slowed somewhat in the last half of the year. The broad equity market, as measured by the Standard & Poor's 500® (S&P 500) Index, had a return of 15.79% for the period. Value stocks, as measured by the Russell 1000® Value Index, performed better than growth stocks, as measured by the Russell 1000® Growth Index. With a return of 18.74% (Class A shares, unadjusted for contract charges), the Dreman High Return Equity VIP Portfolio outperformed its benchmark, the S&P 500 Index.

A major contributor to return was a significant concentration in tobacco stocks. Two of the Portfolio's top 10 holdings are Altria Group, Inc., which owns Philip Morris, Marlboro and other leading domestic and international brands, and UST, Inc., the leader in smokeless tobacco in the United States. These tobacco stocks have great brands and high yields, which provide some cushion from market fluctuations. Through much of the year we also had a position in Reynolds American, Inc.; this stock was originally purchased in 2000 and sold during 2006 providing almost a ten-fold return. Also positive was stock selection in the health care sector, where Merck & Co., Inc. and Laboratory Corp. of America Holdings* were particularly strong. An overweight in the energy sector detracted from performance, as prices of some energy stocks dropped in response to lower oil prices.1 However, several energy stocks, including Chevron Corp. and ConocoPhillips were among our best performing holdings.

Performance was hurt by stock selection in financials. Two large holdings, Freddie Mac and American International Group, Inc. (AIG), performed poorly because of concerns about accounting irregularities that required earnings restatements. However, Fannie Mae, which hurt performance in prior periods, was a major contributor to performance over the last 12 months. Another negative in the financials sector was Washington Mutual, Inc., which performed well early in 2006, but has weakened on investor concerns about the profitability of its big mortgage business in a weakening housing market.

David N. Dreman F. James Hutchinson E. Clifton Hoover, Jr.
Lead Portfolio Manager Portfolio Managers
Dreman Value Management L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* As of December 31, 2006, the positions were sold.
1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman High Return Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	98%	94%
Cash Equivalents	2%	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Financials	30%	29%
Energy	21%	21%
Consumer Staples	16%	19%
Health Care	16%	17%
Consumer Discretionary	7%	6%
Industrials	7%	5%
Information Technology	2%	3%
Telecommunication Services	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 79. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Dreman High Return Equity VIP

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 7.0%
Multiline Retail 1.0%
Federated Department Stores, Inc.	309,710	11,809,242
Specialty Retail 6.0%
Borders Group, Inc.	712,900	15,933,315
Home Depot, Inc.	766,100	30,766,576
Lowe's Companies, Inc.	278,200	8,665,930
Staples, Inc.	599,347	16,002,565
		71,368,386
Consumer Staples 15.8%
Food & Staples Retailing 0.5%
Safeway, Inc.	157,450	5,441,472
Tobacco 15.3%
Altria Group, Inc.	1,341,420	115,120,665
Imperial Tobacco Group PLC (ADR)	113,745	8,989,267
UST, Inc.	976,440	56,828,808
		180,938,740
Energy 20.5%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	277,300	12,068,096
Apache Corp.	341,300	22,699,863
Chevron Corp.	576,060	42,357,692
ConocoPhillips	1,297,294	93,340,303
Devon Energy Corp.	615,300	41,274,324
El Paso Corp.	402,410	6,148,825
EnCana Corp.	156,300	7,181,985
Occidental Petroleum Corp.	365,900	17,866,897
		242,937,985
Financials 28.7%
Commercial Banks 4.9%
KeyCorp.	351,500	13,367,545
PNC Financial Services Group, Inc.	202,400	14,985,696
US Bancorp.	317,700	11,497,563
Wachovia Corp.	303,400	17,278,630
		57,129,434
Diversified Financial Services 4.6%
Bank of America Corp.	623,736	33,301,265
CIT Group, Inc.	77,700	4,333,329
Citigroup, Inc.	160,900	8,962,130
JPMorgan Chase & Co.	158,864	7,673,131
		54,269,855
Insurance 2.9%
American International Group, Inc.	129,000	9,244,140
Chubb Corp.	163,300	8,640,203
Hartford Financial Services Group, Inc.	130,288	12,157,173
The St. Paul Travelers Companies, Inc.	84,405	4,531,705
		34,573,221
	Shares	Value ($)

Thrifts & Mortgage Finance 16.3%
Fannie Mae	1,069,973	63,545,696
Freddie Mac	948,941	64,433,094
Sovereign Bancorp, Inc.	728,930	18,507,533
Washington Mutual, Inc.	1,021,375	46,462,349
		192,948,672
Health Care 15.2%
Health Care Equipment & Supplies 0.6%
Zimmer Holdings, Inc.*	96,400	7,555,832
Health Care Providers & Services 5.5%
Aetna, Inc.	502,000	21,676,360
Quest Diagnostics, Inc.	52,100	2,761,300
UnitedHealth Group, Inc.	758,700	40,764,951
		65,202,611
Pharmaceuticals 9.1%
Bristol-Myers Squibb Co.	436,660	11,492,891
Johnson & Johnson	55,000	3,631,100
Merck & Co., Inc.	627,995	27,380,582
Pfizer, Inc.	1,180,830	30,583,497
Wyeth	674,000	34,320,080
		107,408,150
Industrials 6.8%
Aerospace & Defense 0.2%
United Technologies Corp.	31,500	1,969,380
Air Freight & Logistics 0.5%
FedEx Corp.	53,800	5,843,756
Industrial Conglomerates 6.1%
3M Co.	457,400	35,645,182
General Electric Co.	398,150	14,815,161
Tyco International Ltd.	720,205	21,894,232
		72,354,575
Information Technology 2.2%
IT Services 1.7%
Electronic Data Systems Corp.	713,340	19,652,517
Software 0.5%
Microsoft Corp.	208,800	6,234,768
Materials 0.0%
Chemicals
Tronox, Inc. "B"	590	9,316
Telecommunication Services 1.2%
Diversified Telecommunication Services
Verizon Communications, Inc.	383,300	14,274,092
Utilities 0.9%
Independent Power Producers & Energy Traders
TXU Corp.	201,500	10,923,315
Total Common Stocks (Cost $855,723,966)		1,162,845,319

Cash Equivalents 1.6%
Cash Management QP Trust, 5.46% (a) (Cost $19,558,908)	19,558,908	19,558,908
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 875,282,874)+	99.9	1,182,404,227
Other Assets and Liabilities, Net	0.1	937,086
Net Assets	100.0	1,183,341,313
* Non-income producing security.
+ The cost for federal income tax purposes was $878,577,006. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $303,827,221. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $315,571,764 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,744,543.
(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt.

At December 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/15/2007	35	12,409,898	12,498,500	88,602

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $855,723,966)	$ 1,162,845,319
Investment in Cash Management QP Trust (cost $19,558,908)	19,558,908
Total investments in securities, at value (cost $875,282,874)	1,182,404,227
Cash	14,000
Dividends receivable	2,136,286
Interest receivable	132,249
Margin Deposit	560,000
Receivable for Portfolio shares sold	79,796
Other assets	37,451
Total assets	1,185,364,009
Liabilities
Payable for Portfolio shares redeemed	968,080
Payable for daily variation margin on open futures contracts	47,405
Payable for investments purchased	18,792
Accrued management fee	708,109
Other accrued expenses and payables	280,310
Total liabilities	2,022,696
Net assets, at value	$ 1,183,341,313
Net Assets
Net assets consist of: Undistributed net investment income	15,397,382
Net unrealized appreciation (depreciation) on:
Investments	307,121,353
Futures	88,602
Accumulated net realized gain (loss)	5,948,661
Paid-in capital	854,785,315
Net assets, at value	$ 1,183,341,313
Class A Net Asset Value, offering and redemption price per share ($992,361,654 ÷ 66,083,197 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.02
Class B Net Asset Value, offering and redemption price per share ($190,979,659 ÷ 12,713,676 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.02

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,704)	$ 25,028,937
Interest — Cash Management QP Trust	1,257,818
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,550
Total Income	26,291,305
Expenses: Management fee	7,237,569
Custodian and accounting fees	184,894
Distribution service fees (Class B)	380,314
Record keeping fees (Class B)	210,674
Auditing	54,427
Legal	30,163
Trustees' fees and expenses	44,521
Reports to shareholders	126,652
Other	48,063
Total expenses before expense reductions	8,317,277
Expense reductions	(21,690)
Total expenses after expense reductions	8,295,587
Net investment income (loss)	17,995,718
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	56,834,612
Futures	2,090,201
Net increase from payments by affiliates and net losses realized on a trade executed incorrectly and the disposal of investments in violation of restrictions	—
58,924,813
Net unrealized appreciation (depreciation) during the period on: Investments	98,302,066
Futures	583,916
98,885,982
Net gain (loss) on investment transactions	157,810,795
Net increase (decrease) in net assets resulting from operations	$ 175,806,513

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 17,995,718	$ 15,850,183
Net realized gain (loss) on investment transactions	58,924,813	13,990,869
Net unrealized appreciation (depreciation) during the period on investment transactions	98,885,982	37,872,457
Net increase (decrease) in net assets resulting from operations	175,806,513	67,713,509
Distributions to shareholders from: Net investment income: Class A	(16,100,036)	(13,347,076)
Class B	(1,938,310)	(1,660,448)
Net realized gains: Class A	(37,221,919)	—
Class B	(7,173,691)	—
Portfolio share transactions: Class A Proceeds from shares sold	40,524,596	39,914,209
Net assets acquired in tax-free reorganization	137,231,257	—
Reinvestment of distributions	53,321,955	13,347,076
Cost of shares redeemed	(119,759,898)	(60,039,081)
Net increase (decrease) in net assets from Class A share transactions	111,317,910	(6,777,796)
Class B Proceeds from shares sold	53,270,899	18,573,514
Net assets acquired in tax-free reorganization	47,215,059	—
Reinvestment of distributions	9,112,001	1,660,448
Cost of shares redeemed	(71,564,607)	(9,785,758)
Net increase (decrease) in net assets from Class B share transactions	38,033,352	10,448,204
Increase (decrease) in net assets	262,723,819	56,376,393
Net assets at beginning of period	920,617,494	864,241,101
Net assets at end of period (including undistributed net investment income of $15,397,382 and $15,440,258, respectively)	$ 1,183,341,313	$ 920,617,494
Other Information
Class A Shares outstanding at beginning of period	58,564,793	59,052,129
Shares sold	2,833,575	3,118,474
Shares issued in tax-free reorganization	9,458,080	—
Shares issued to shareholders in reinvestment of distributions	3,653,359	1,067,766
Shares redeemed	(8,426,610)	(4,673,576)
Net increase (decrease) in Class A shares	7,518,404	(487,336)
Shares outstanding at end of period	66,083,197	58,564,793
Class B Shares outstanding at beginning of period	10,109,241	9,286,484
Shares sold	3,689,964	1,454,485
Shares issued in tax-free reorganization	3,256,256	—
Shares issued to shareholders in reinvestment of distributions	620,552	132,624
Shares redeemed	(4,962,337)	(764,352)
Net increase (decrease) in Class B shares	2,604,435	822,757
Shares outstanding at end of period	12,713,676	10,109,241

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 13.41	$ 12.65	$ 11.29	$ 8.76	$ 10.81
Income (loss) from investment operations: Net investment income (loss)[a]	.27	.24	.23	.20	.21
Net realized and unrealized gain (loss) on investment transactions	2.21	.75	1.32	2.53	(2.13)
Total from investment operations	2.48	.99	1.55	2.73	(1.92)
Less distributions from: Net investment income	(.28)	(.23)	(.19)	(.20)	(.09)
Net realized gain on investment transactions	(.59)	—	—	—	(.04)
Total distributions	(.87)	(.23)	(.19)	(.20)	(.13)
Net asset value, end of period	$ 15.02	$ 13.41	$ 12.65	$ 11.29	$ 8.76
Total Return (%)	18.74	7.92	13.95	32.04	(18.03)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	992	785	747	672	510
Ratio of expenses (%)	.77	.78	.78	.79	.79
Ratio of net investment income (%)	1.87	1.84	1.96	2.14	2.21
Portfolio turnover rate (%)	20	10	9	18	17
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.39	$ 12.63	$ 11.27	$ 8.75	$ 9.57
Income (loss) from investment operations: Net investment income (loss)[b]	.22	.19	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	2.19	.75	1.33	2.53	(1.00)
Total from investment operations	2.41	.94	1.51	2.69	(.82)
Less distributions from: Net investment income	(.19)	(.18)	(.15)	(.17)	—
Net realized gain on investment transactions	(.59)	—	—	—	—
Total distributions	(.78)	(.18)	(.15)	(.17)	—
Net asset value, end of period	$ 15.02	$ 13.39	$ 12.63	$ 11.27	$ 8.75
Total Return (%)	18.21[c]	7.51	13.53	31.60	(8.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	191	135	117	66	2
Ratio of expenses before expense reduction (%)	1.16	1.17	1.16	1.18	1.05*
Ratio of expenses after expense reduction (%)	1.16	1.17	1.16	1.18	1.05*
Ratio of net investment income (%)	1.48	1.45	1.58	1.75	4.30*
Portfolio turnover rate (%)	20	10	9	18	17
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Dreman Small Mid Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Mid-cap company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. Mid-cap company stocks are typically less liquid than large company stocks. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP
[] DWS Dreman Small Mid Cap Value VIP — Class A [] Russell 2000® Value Index [] Russell 2500™ Value Index+

The Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with a lower price-to-book and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,506	$17,376	$21,878	$29,749
	Average annual total return	25.06%	20.22%	16.95%	11.52%
Russell 2500 Value Index+	Growth of $10,000	$12,018	$15,742	$20,562	$36,108
	Average annual total return	20.18%	16.33%	15.51%	13.70%
Russell 2000 Value Index	Growth of $10,000	$12,348	$15,805	$20,443	$34,772
	Average annual total return	23.48%	16.48%	15.37%	13.27%
DWS Dreman Small Mid Cap Value VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$12,459	$17,169	$20,441
	Average annual total return		24.59%	19.74%	17.24%
Russell 2500 Value Index+	Growth of $10,000		$12,018	$15,742	$19,635
	Average annual total return		20.18%	16.33%	16.18%
Russell 2000 Value Index	Growth of $10,000		$12,348	$15,805	$19,060
	Average annual total return		23.48%	16.48%	15.41%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.
+ On November 3, 2006, the Russell 2500 Value Index replaced the Russell 2000 Value Index as the Portfolio's benchmark index because the Advisor believes it is more appropriate to measure the portfolio's performance against the Russell 2500 Value as it more accurately reflects the portfolio's new investment strategy. Prior to November 3, 2006, the Portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy.

Information About Your Portfolio's Expenses

DWS Dreman Small Mid Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,106.70	$ 1,104.20
Expenses Paid per $1,000*	$ 4.14	$ 6.21
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,021.27	$ 1,019.31
Expenses Paid per $1,000*	$ 3.97	$ 5.96
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.78%	1.17%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Dreman Small Mid Cap Value VIP

The US economy posted positive growth for all four quarters of 2006, although growth slowed somewhat in the last half of the year. Returns of all major asset classes — equities, bonds and cash — were positive for the year, and most equity indexes had double digit returns. Within the equity market, small-cap stocks (as measured by the Russell 2000® Index) performed better than large-cap stocks (as measured by the Russell 1000® Index), as they have for several years. Comparison of Russell Growth and Russell Value indexes reveals that value stocks performed better than growth stocks in all size categories.

The DWS Dreman Small Mid Cap VIP (Class A shares, unadjusted for contract charges) had a return of 25.06% for the year, outperforming its benchmark, the Russell 2500™ Value Index, which had a return of 20.18%. Overweights and stock selection in the industrials and materials sectors were major factors in the Portfolio's strong performance, as many of these companies benefited from positive trends in business investment.1 Holdings that performed especially well include General Cable Corp., a producer of electrical and data cable; Oregon Steel Mills, Inc., which makes steel pipe for energy and water infrastructure; RTI International Metals, Inc., a titanium processor; EMCOR Group, Inc., which produces systems for mechanical and electrical construction and energy infrastructure; and Terex Corp., which manufactures trucks, farm machinery and mining equipment.

The biggest detractor from performance was stock selection in health care. Health care holdings that performed poorly included Odyssey HealthCare, Inc., Kinetic Concepts, Inc. and Allied Healthcare International, Inc.* Positioning in the energy sector also hurt performance, as many of these stocks were hurt by falling oil prices, which we regard as a temporary phenomenon.

David N. Dreman Mark Roach

Co-Lead Portfolio Managers
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Mid-cap company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. Mid-cap company stocks are typically less liquid than large company stocks. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 2500 Value Index is an unmanaged Index of those securities in the Russell 3000 index with a lower price-to-book and lower forecasted growth values.

The unmanaged Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

* As of December 31, 2006, the positions were sold.
1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman Small Mid Cap Value VIP

Asset Allocation	12/31/06	12/31/05

Common Stocks	95%	96%
Cash Equivalents	4%	2%
Closed-End Investment Company	1%	1%
Corporate Bonds	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Industrials	26%	25%
Financials	22%	20%
Information Technology	11%	8%
Energy	10%	16%
Health Care	9%	9%
Materials	8%	8%
Utilities	5%	8%
Consumer Discretionary	5%	3%
Consumer Staples	3%	3%
Telecommunications Services	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 89. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Dreman Small Mid Cap Value VIP

	Shares	Value ($)

Common Stocks 95.0%
Consumer Discretionary 4.5%
Diversified Consumer Services 0.2%
Nobel Learning Communities, Inc.*	121,300	1,389,491
Hotels Restaurants & Leisure 1.1%
Bally Technologies, Inc.*	123,300	2,303,244
Penn National Gaming, Inc.*	92,500	3,849,850
Pinnacle Entertainment, Inc.*	20,500	679,370
Shuffle Master, Inc.*	16,300	427,060
		7,259,524
Media 0.5%
Lakes Entertainment, Inc.*	308,700	3,330,873
Multiline Retail 0.3%
Conn's, Inc.*	71,900	1,673,113
Specialty Retail 1.1%
bebe stores, inc.	68,800	1,361,552
Payless ShoeSource, Inc.*	169,600	5,566,272
		6,927,824
Textiles, Apparel & Luxury Goods 1.3%
Phillips-Van Heusen Corp.	81,100	4,068,787
Wolverine World Wide, Inc.	153,450	4,376,394
		8,445,181
Consumer Staples 3.3%
Food & Staples Retailing 0.4%
Nash Finch Co.	86,700	2,366,910
Food Products 2.5%
Chiquita Brands International, Inc.	235,400	3,759,338
Ralcorp Holdings, Inc.*	118,600	6,035,554
The J.M. Smucker Co.	136,100	6,596,767
		16,391,659
Household Products 0.4%
Church & Dwight Co., Inc.	57,600	2,456,640
Tobacco 0.0%
Vector Group Ltd.	1	18
Energy 9.2%
Energy Equipment & Services 4.4%
Atwood Oceanics, Inc.*	146,600	7,179,002
Grant Prideco, Inc.*	108,500	4,315,045
Hercules Offshore, Inc.*	69,300	2,002,770
Matrix Service Co.*	139,500	2,245,950
Oil States International, Inc.*	81,600	2,629,968
Superior Energy Services, Inc.*	136,400	4,457,552
Todco*	87,900	3,003,543
Willbros Group, Inc.*	140,000	2,646,000
		28,479,830
Oil, Gas & Consumable Fuels 4.8%
Carrizo Oil & Gas, Inc.*	37,300	1,082,446
Delta Petroleum Corp.*	44,200	1,023,672
Energy Metals Corp.*	520,000	4,503,709
Helix Energy Solutions Group, Inc.*	112,400	3,525,988
NGP Capital Resources Co.	52,975	887,331
Parallel Petroleum Corp.*	211,200	3,710,784
Petrohawk Energy Corp.*	314,500	3,616,750
	Shares	Value ($)

Pinnacle Gas Resources, Inc. 144A*	241,000	2,615,332
Rosetta Resources, Inc. 144A*	68,400	1,277,028
Uranium Resources, Inc.*	1,622,125	9,408,325
		31,651,365
Financials 21.2%
Capital Markets 1.3%
Apollo Investment Corp.	246,500	5,521,600
Hercules Technology Growth Capital, Inc.	110,667	1,577,005
Waddell & Reed Financial, Inc. "A"	56,700	1,551,312
		8,649,917
Commercial Banks 2.1%
AmericanWest Bancorp.	86,200	2,087,764
Centennial Bank Holdings, Inc.	400,000	3,784,000
MB Financial, Inc.	4,600	173,006
Patriot National Bancorp, Inc.	29,300	769,125
Sterling Financial Corp.	73,773	2,494,265
UCBH Holdings, Inc.	236,600	4,154,696
		13,462,856
Consumer Finance 0.1%
ASTA Funding, Inc.	31,200	949,728
Diversified Financial Services 0.2%
CMET Finance Holdings, Inc.	7,200	113,760
Prospect Energy Corp.	80,256	1,374,785
		1,488,545
Insurance 6.7%
Allied World Assurance Holdings Ltd.	7,700	335,951
AmCOMP, Inc.*	88,700	974,813
Amerisafe, Inc.*	241,500	3,733,590
Arch Capital Group Ltd.*	124,200	8,397,162
CastlePoint Holdings Ltd. 144A	436,100	4,797,100
Endurance Specialty Holdings Ltd.	103,100	3,771,398
KMG America Corp.*	35,800	343,322
Odyssey Re Holdings Corp.	180,500	6,732,650
Platinum Underwriters Holdings Ltd.	82,100	2,540,174
ProCentury Corp.	192,800	3,566,800
Selective Insurance Group, Inc.	68,100	3,901,449
Tower Group, Inc.	151,600	4,710,212
		43,804,621
Real Estate Investment Trusts 8.9%
Annaly Capital Management, Inc. (REIT)	278,100	3,868,371
Capital Lease Funding, Inc. (REIT)	324,100	3,759,560
CBRE Realty Finance, Inc. (REIT)	36,600	574,986
CBRE Realty Finance, Inc. (REIT) 144A	200,000	3,142,000
FBR Capital Markets Corp. (REIT) 144A*	95,600	1,434,000
Friedman, Billings, Ramsey Group, Inc. "A" (REIT)	27,800	222,400
Jer Investors Trust, Inc. (REIT)	320,100	6,616,467
KKR Financial Corp. (REIT)	491,150	13,157,909
MFA Mortgage Investments, Inc. (REIT)	498,000	3,829,620
	Shares	Value ($)

MortgageIT Holdings, Inc. (REIT)	287,800	4,245,050
Newcastle Investment Corp. (REIT)	238,300	7,463,556
NovaStar Financial, Inc. (REIT)	302,200	8,053,630
Vintage Wine Trust, Inc. (REIT) 144A	280,700	1,684,200
		58,051,749
Real Estate Management & Development 0.6%
Thomas Properties Group, Inc.	229,100	3,658,727
Thrifts & Mortgage Finance 1.3%
BankUnited Financial Corp. "A"	64,900	1,814,604
NewAlliance Bancshares, Inc.	255,200	4,185,280
PFF Bancorp., Inc.	63,500	2,191,385
		8,191,269
Health Care 8.3%
Health Care Equipment & Supplies 2.0%
Adeza Biomedical Corp.*	117,000	1,744,470
Kinetic Concepts, Inc.*	162,300	6,418,965
The Cooper Companies, Inc.	104,500	4,650,250
		12,813,685
Health Care Providers & Services 4.6%
Centene Corp.*	121,100	2,975,427
Healthspring, Inc.*	266,700	5,427,345
Kindred Healthcare, Inc.*	80,500	2,032,625
LifePoint Hospitals, Inc.*	188,568	6,354,742
Odyssey HealthCare, Inc.*	255,200	3,383,952
Option Care, Inc.	237,500	3,384,375
Pediatrix Medical Group, Inc.*	133,300	6,518,370
		30,076,836
Life Sciences Tools & Services 1.3%
Charles River Laboratories International, Inc.*	111,400	4,818,050
PerkinElmer, Inc.	172,400	3,832,452
		8,650,502
Pharmaceuticals 0.4%
Perrigo Co.	129,400	2,238,620
Industrials 24.5%
Aerospace & Defense 4.7%
Argon ST, Inc.*	105,900	2,281,086
BE Aerospace, Inc.*	189,400	4,863,792
CAE, Inc.	628,800	5,772,384
DRS Technologies, Inc.	104,800	5,520,864
EDO Corp.	142,500	3,382,950
Herley Industries, Inc.*	61,800	1,000,542
K&F Industries Holdings, Inc.*	213,400	4,846,314
Triumph Group, Inc.	49,700	2,605,771
		30,273,703
Air Freight & Logistics 0.5%
ABX Air, Inc.*	507,900	3,519,747
Building Products 0.2%
NCI Building Systems, Inc.*	28,600	1,480,050
Commercial Services & Supplies 2.0%
Administaff, Inc.	46,800	2,001,636
American Ecology Corp.	151,900	2,811,669
Clean Harbors, Inc.*	51,800	2,507,638
Covanta Holding Corp.*	93,100	2,051,924
WCA Waste Corp.*	471,300	3,784,539
		13,157,406
	Shares	Value ($)

Construction & Engineering 8.1%
Chicago Bridge & Iron Co., NV (New York Shares)	204,400	5,588,296
EMCOR Group, Inc.*	136,800	7,777,080
Foster Wheeler Ltd.*	223,950	12,348,603
Granite Construction, Inc.	76,300	3,839,416
Insituform Technologies, Inc. "A"*	186,100	4,812,546
Perini Corp.*	139,100	4,281,498
Shaw Group, Inc.*	127,600	4,274,600
Sterling Construction Co., Inc.*	112,000	2,437,120
Washington Group International, Inc.*	119,300	7,132,947
		52,492,106
Electrical Equipment 3.6%
General Cable Corp.*	382,500	16,719,075
Genlyte Group, Inc.*	52,000	4,061,720
Thomas & Betts Corp.*	52,600	2,486,928
		23,267,723
Industrial Conglomerates 0.4%
Walter Industries, Inc.	102,300	2,767,215
Machinery 3.6%
ESCO Technologies, Inc.*	24,200	1,099,648
Harsco Corp.	61,300	4,664,930
Mueller Water Products, Inc. "A"	168,600	2,507,082
Mueller Water Products, Inc. "B"*	169,044	2,518,755
Terex Corp.*	89,100	5,754,078
Valmont Industries, Inc.	48,500	2,691,265
Watts Water Technologies, Inc. "A"	108,300	4,452,213
		23,687,971
Road & Rail 0.8%
Genesee & Wyoming, Inc.*	193,325	5,072,848
Trading Companies & Distributors 0.6%
WESCO International, Inc.*	67,600	3,975,556
Information Technology 10.3%
Communications Equipment 2.8%
Black Box Corp.	129,100	5,420,909
Coleman Cable, Inc.*	117,000	1,872,000
CommScope, Inc.*	354,800	10,814,304
		18,107,213
Computers & Peripherals 1.2%
Avid Technology, Inc.*	88,100	3,282,606
Hypercom Corp.*	397,000	2,520,950
Komag, Inc.*	60,700	2,299,316
		8,102,872
Electronic Equipment & Instruments 3.2%
Aeroflex, Inc.*	361,000	4,230,920
Anixter International, Inc.*	151,800	8,242,740
Mettler-Toledo International, Inc.*	71,400	5,629,890
Scansource, Inc.*	95,400	2,900,160
		21,003,710
Internet Software & Services 0.5%
Corillian Corp.*	163,100	614,887
Openwave Systems, Inc.*	267,800	2,471,794
		3,086,681
IT Services 1.4%
CACI International, Inc. "A"*	77,300	4,367,450
Covansys Corp.*	199,700	4,583,115
		8,950,565
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 0.8%
Exar Corp.*	209,100	2,718,300
MKS Instruments, Inc.*	105,300	2,377,674
		5,095,974
Software 0.4%
Secure Computing Corp.*	214,600	1,407,776
Sonic Solutions*	87,300	1,422,990
		2,830,766
Materials 8.0%
Chemicals 1.1%
Agrium, Inc.	130,500	4,109,445
CF Industries Holdings, Inc.	43,600	1,117,904
Terra Industries, Inc.*	180,300	2,159,994
		7,387,343
Construction Materials 0.9%
Headwaters, Inc.*	98,800	2,367,248
Texas Industries, Inc.	48,700	3,128,001
		5,495,249
Metals & Mining 6.0%
Century Aluminum Co.*	79,300	3,540,745
Goldcorp, Inc.	91,950	2,615,058
Metal Management, Inc.	38,500	1,457,225
Northern Orion Resources, Inc.*	655,400	2,398,764
Northwest Pipe Co.*	86,200	2,898,044
Oregon Steel Mills, Inc.*	120,900	7,545,369
Pan American Silver Corp.*	174,700	4,397,199
RTI International Metals, Inc.*	148,300	11,600,026
Stillwater Mining Co.*	92,800	1,159,072
Worthington Industries, Inc.	94,100	1,667,452
		39,278,954
Telecommunication Services 0.5%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc.	133,400	2,026,346
DataPath, Inc. 144A*	161,700	1,536,150
		3,562,496
	Shares	Value ($)

Utilities 5.2%
Electric Utilities 0.8%
Allegheny Energy, Inc.*	64,000	2,938,240
Sierra Pacific Resources*	145,600	2,450,448
		5,388,688
Gas Utilities 1.8%
ONEOK, Inc.	112,400	4,846,688
Southern Union Co.	232,091	6,486,943
		11,333,631
Independent Power Producers & Energy Traders 1.5%
Dynegy, Inc. "A"*	792,100	5,734,804
Mirant Corp.*	122,338	3,862,211
		9,597,015
Multi-Utilities 1.1%
CMS Energy Corp.*	106,200	1,773,540
TECO Energy, Inc.	132,900	2,289,867
WPS Resources Corp.	60,700	3,279,621
		7,343,028
Total Common Stocks (Cost $452,995,362)		618,667,993

Closed End Investment Company 0.7%
Tortoise Energy Infrastructure Corp. (Cost $3,307,184)	131,100	4,560,969

Cash Equivalents 4.3%
Cash Management QP Trust, 5.46% (a) (Cost $28,165,850)	28,165,850	28,165,850
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $484,468,396)+	100.0	651,394,812
Other Assets and Liabilities, Net	0.0	299,749
Net Assets	100.0	651,694,561
* Non-income producing security.
+ The cost for federal income tax purposes was $486,447,876. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $164,946,936. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $177,034,639 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,087,703.
(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $456,302,546)	$ 623,228,962
Investment in Cash Management QP Trust (cost $28,165,850)	28,165,850
Total investments in securities, at value (cost $484,468,396)	651,394,812
Cash	30,903
Receivable for investments sold	2,482,732
Dividends receivable	703,230
Interest receivable	109,817
Receivable for Portfolio shares sold	20,740
Foreign taxes recoverable	1,288
Other assets	18,024
Total assets	654,761,546
Liabilities
Payable for investments purchased	1,777,073
Payable for Portfolio shares redeemed	705,290
Accrued management fee	393,752
Other accrued expenses and payables	190,870
Total liabilities	3,066,985
Net assets, at value	$ 651,694,561
Net Assets
Net assets consist of: Undistributed net investment income	3,855,010
Net unrealized appreciation (depreciation) on: Investments	166,926,416
Foreign currency related transactions	(46)
Accumulated net realized gain (loss)	91,530,662
Paid-in capital	389,382,519
Net assets, at value	$ 651,694,561
Class A Net Asset Value, offering and redemption price per share ($561,813,420 ÷ 24,500,577 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.93
Class B Net Asset Value, offering and redemption price per share ($89,881,141 ÷ 3,927,983 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.88
Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $11,307)	$ 8,471,891
Interest — Cash Management QP Trust	852,624
Total Income	9,324,515
Expenses: Management fee	4,646,491
Custodian fees	26,587
Distribution service fees (Class B)	222,240
Record keeping fees (Class B)	121,190
Auditing	50,587
Legal	14,913
Trustees' fees and expenses	42,849
Reports to shareholders	93,589
Other	36,535
Total expenses before expense reductions	5,254,981
Expense reductions	(9,352)
Total expenses after expense reductions	5,245,629
Net investment income (loss)	4,078,886
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	91,467,640
Foreign currency related transactions	(4,973)
91,462,667
Net unrealized appreciation (depreciation) during the period on: Investments	42,123,168
Foreign currency related transactions	(4)
42,123,164
Net gain (loss) on investment transactions	133,585,831
Net increase (decrease) in net assets resulting from operations	$ 137,664,717

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 4,078,886	$ 4,907,111
Net realized gain (loss) on investment transactions	91,462,667	48,534,771
Net unrealized appreciation (depreciation) during the period on investment transactions	42,123,164	198,792
Net increase (decrease) in net assets resulting from operations	137,664,717	53,640,674
Distributions to shareholders from: Net investment income: Class A	(4,273,776)	(3,388,867)
Class B	(345,890)	(268,871)
Distributions to shareholders from: Net realized gains: Class A	(41,452,231)	(41,035,260)
Class B	(7,012,173)	(6,476,182)
Portfolio share transactions: Class A Proceeds from shares sold	35,405,526	48,442,270
Reinvestment of distributions	45,726,007	44,424,127
Cost of shares redeemed	(84,469,976)	(69,095,690)
Net increase (decrease) in net assets from Class A share transactions	(3,338,443)	23,770,707
Class B Proceeds from shares sold	5,496,550	12,290,754
Reinvestment of distributions	7,358,063	6,745,052
Cost of shares redeemed	(17,725,542)	(7,563,486)
Net increase (decrease) in net assets from Class B share transactions	(4,870,929)	11,472,320
Increase (decrease) in net assets	76,371,275	37,714,521
Net assets at beginning of period	575,323,286	537,608,765
Net assets at end of period (including undistributed net investment income of $3,855,010 and $4,399,454, respectively)	$ 651,694,561	$ 575,323,286
Other Information
Class A Shares outstanding at beginning of period	24,658,095	23,288,245
Shares sold	1,671,537	2,554,460
Shares issued to shareholders in reinvestment of distributions	2,176,393	2,463,900
Shares redeemed	(4,005,448)	(3,648,510)
Net increase (decrease) in Class A shares	(157,518)	1,369,850
Shares outstanding at end of period	24,500,577	24,658,095
Class B Shares outstanding at beginning of period	4,153,458	3,531,644
Shares sold	258,137	641,746
Shares issued to shareholders in reinvestment of distributions	349,884	373,894
Shares redeemed	(833,496)	(393,826)
Net increase (decrease) in Class B shares	(225,475)	621,814
Shares outstanding at end of period	3,927,983	4,153,458

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 19.98	$ 20.05	$ 16.06	$ 11.66	$ 13.21
Income (loss) from investment operations: Net investment income (loss)[a]	.15	.19	.17	.19	.17
Net realized and unrealized gain (loss) on investment transactions	4.69	1.67	3.98	4.55	(1.67)
Total from investment operations	4.84	1.86	4.15	4.74	(1.50)
Less distributions from: Net investment income	(.18)	(.15)	(.16)	(.15)	(.05)
Net realized gain on investment transactions	(1.71)	(1.78)	—	(.19)	—
Total distributions	(1.89)	(1.93)	(.16)	(.34)	(.05)
Net asset value, end of period	$ 22.93	$ 19.98	$ 20.05	$ 16.06	$ 11.66
Total Return (%)	25.06	10.25	26.03	42.15	(11.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	562	493	467	354	250
Ratio of expenses (%)	.79	.79	.79	.80	.81
Ratio of net investment income (%)	.71	.96	.96	1.46	1.28
Portfolio turnover rate (%)	52	61	73	71	86
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.93	$ 20.01	$ 16.03	$ 11.65	$ 13.86
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.11	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	4.67	1.66	3.97	4.56	(2.38)
Total from investment operations	4.74	1.77	4.07	4.69	(2.21)
Less distributions from: Net investment income	(.08)	(.07)	(.09)	(.12)	—
Net realized gain on investment transactions	(1.71)	(1.78)	—	(.19)	—
Total distributions	(1.79)	(1.85)	(.09)	(.31)	—
Net asset value, end of period	$ 22.88	$ 19.93	$ 20.01	$ 16.03	$ 11.65
Total Return (%)	24.59	9.78	25.52	41.65	(15.95)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	83	71	32	1
Ratio of expenses (%)	1.17	1.19	1.16	1.19	1.06*
Ratio of net investment income (%)	.33	.56	.59	1.07	3.01*
Portfolio turnover rate (%)	52	61	73	71	86
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Performance Summary December 31, 2006

DWS Global Thematic VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Portfolio's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP from 5/5/1998 to 12/31/2006
[] DWS Global Thematic VIP — Class A [] MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Thematic VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$13,014	$18,362	$19,972	$20,236
	Average annual total return	30.14%	22.45%	14.84%	8.49%
MSCI World Index	Growth of $10,000	$12,007	$15,081	$16,082	$15,630
	Average annual total return	20.07%	14.68%	9.97%	5.29%
DWS Global Thematic VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$12,965	$18,158	$21,018
	Average annual total return		29.65%	22.00%	17.97%
MSCI World Index	Growth of $10,000		$12,007	$15,081	$17,636
	Average annual total return		20.07%	14.68%	13.44%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 5, 1998. Index returns began on April 30, 1998.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Global Thematic VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,173.40	$ 1,171.20
Expenses Paid per $1,000*	$ 5.70	$ 7.83
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,019.96	$ 1,018.00
Expenses Paid per $1,000*	$ 5.30	$ 7.27
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.04%	1.43%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31 2006

DWS Global Thematic VIP

The Class A shares of DWS Global Thematic VIP returned 30.14% for the 12 months ended December 31, 2006 (unadjusted for contract charges), outperforming the MSCI World Index.

We continue to look for long-term themes in the global economy, then invest in fundamentally sound companies that stand to benefit as these themes unfold. There are currently 12 themes in the Portfolio, and most contributed positively to performance during the year. The top-performing theme was Disequilibria, which invests in companies that are experiencing, or about to experience, a material shift in their competitive dynamics. Among the top performers here were Italy's Capitalia SpA*, Germany's Commerzbank AG and Hungary's OTP Bank Nyrt. The next best performing theme was Ultimate Subcontractors, where a number of commodity-related companies — including ExxonMobil Corp., Aracruz Cellulose SA*, Total SA, and Petroleo Brasileiro SA (ADR) — led the way. Lastly, the Talent & Ingenuity theme was driven by robust returns from automaker Porsche AG; and Stada Arzneimittel AG, a German producer of generic drugs. The only meaningful drag on performance came from the Distressed Companies theme. Other underperforming holdings included Thai banks, most notably Kasikornbank PCL; and Turkish equities, particularly Turkcell Iletisim Hizmetleri AS (ADR)*.

Instead of focusing on economic or market cycles, we will continue to look for the largest inefficiencies and changes affecting the world. In an environment of potentially higher market volatility, we believe our approach — which seeks to spread out the Portfolio risk exposure via the highly diversified nature of its investments — will hold the Portfolio in good stead.

Oliver Kratz

Lead Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets around the world, including North America, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* As of December 31, 2006, the positions were sold.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	93%	91%
Cash Equivalents	2%	5%
Exchange Traded Funds	3%	2%
Preferred Stocks	2%	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/06	12/31/05

Financials	23%	28%
Industrials	16%	9%
Information Technology	15%	10%
Energy	11%	12%
Health Care	10%	9%
Consumer Discretionary	9%	7%
Materials	7%	11%
Consumer Staples	5%	8%
Telecommunication Services	3%	4%
Utilities	1%	2%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	12/31/06	12/31/05

Continental Europe	31%	27%
United States	28%	22%
Asia (excluding Japan)	14%	21%
Japan	8%	9%
United Kingdom	7%	7%
Latin America	6%	4%
Bermuda	2%	2%
Africa	2%	2%
Canada	1%	3%
Middle East	1%	2%
Australia	—	1%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 100. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Global Thematic VIP

	Shares	Value ($)

Common Stocks 92.8%
Australia 0.1%
Australian Agricultural Co., Ltd. (Cost $88,425)	72,900	106,468
Austria 1.5%
Erste Bank der oesterreichischen Sparkassen AG	10,917	833,984
OMV AG	8,700	491,642
Wienerberger AG	20,282	1,204,666
(Cost $1,914,762)		2,530,292
Bermuda 2.0%
Marvell Technology Group Ltd.*	52,100	999,799
Tyco International Ltd.	78,725	2,393,240
(Cost $3,509,276)		3,393,039
Brazil 5.2%
Diagnosticos da America SA*	41,600	887,936
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	77,800	2,230,526
Petroleo Brasileiro SA (ADR)	34,200	3,522,258
Santos-Brasil SA (Units)*	120,900	1,525,827
Tim Participacoes SA (ADR)	14,400	498,528
(Cost $8,030,806)		8,665,075
Canada 1.0%
Goldcorp, Inc.	43,100	1,223,720
Meridian Gold, Inc.*	16,800	467,199
(Cost $876,882)		1,690,919
China 1.5%
Shanghai Electric Group Co., Ltd. "H"	4,059,800	1,697,878
Xinao Gas Holdings Ltd.	743,100	840,827
(Cost $2,096,725)		2,538,705
Egypt 0.3%
Orascom Construction Industries (GDR) (REG S) (Cost $356,500)	5,468	526,492
France 2.5%
PPR	5,478	818,218
Total SA	45,411	3,274,555
(Cost $2,971,613)		4,092,773
Germany 11.2%
Adidas AG	23,085	1,149,418
Axel Springer AG	5,200	935,679
BASF AG (a)	8,888	865,053
Bayer AG (a)	13,401	718,952
Commerzbank AG (a)	49,857	1,892,086
DaimlerChrysler AG (a)	13,400	822,894
Deutsche Post AG (Registered)	87,971	2,650,613
Deutsche Telekom AG (Registered) (a)	84,220	1,538,034
GEA Group AG	41,395	932,260
GfK AG (a)	17,344	751,652
Hypo Real Estate Holding AG (a)	22,400	1,407,159
Siemens AG (Registered) (a)	17,558	1,740,511
Stada Arzneimittel AG (a)	30,962	1,775,537
	Shares	Value ($)

TUI AG (a)	81,132	1,620,812
(Cost $15,791,770)		18,800,660
Hong Kong 1.4%
Great Eagle Holdings Ltd.	264,000	756,274
Hongkong & Shanghai Hotels Ltd.	596,857	1,006,479
Industrial & Commercial Bank of China (Asia) Ltd.	322,200	619,547
(Cost $1,915,799)		2,382,300
Hungary 1.2%
MOL Hungarian Oil and Gas Nyrt.	10,200	1,149,598
OTP Bank Nyrt.	19,300	878,700
(Cost $1,499,304)		2,028,298
India 0.5%
Infosys Technologies Ltd. (Cost $359,572)	16,200	817,862
Israel 1.1%
NICE Systems Ltd. (ADR)*	24,000	738,720
Teva Pharmaceutical Industries Ltd. (ADR)	36,400	1,131,312
(Cost $1,792,517)		1,870,032
Italy 1.0%
Assicurazioni Generali SpA	14,000	613,010
ERG SpA	42,900	983,531
(Cost $1,341,905)		1,596,541
Japan 7.2%
FANUC Ltd.	13,800	1,353,377
Komatsu Ltd.	58,000	1,168,322
Mitsui Fudosan Co., Ltd.	98,000	2,396,963
Mizuho Financial Group, Inc.	420	3,004,197
Nomura Holdings, Inc.	67,900	1,284,717
Shinsei Bank Ltd.	499,000	2,923,600
(Cost $9,139,788)		12,131,176
Kazakhstan 0.6%
KazMunaiGas Exploration Production (GDR)* (Cost $600,240)	41,000	1,002,860
Korea 5.9%
CDNetworks Co., Ltd.*	12,187	445,401
Hyundai Motor Co.	15,170	1,101,670
Kookmin Bank	24,000	1,934,407
Kookmin Bank (ADR)	7,100	572,544
LG Chem Ltd.	16,900	780,644
NHN Corp.*	7,100	866,901
Samsung Electronics Co., Ltd.	6,400	4,191,538
(Cost $9,271,186)		9,893,105
Malaysia 1.4%
AMMB Holdings Bhd.	454,300	408,783
IOI Corp. Bhd.	99,000	516,279
Resorts World Bhd.	285,600	1,180,505
Steppe Cement Ltd.*	60,159	270,920
(Cost $1,796,538)		2,376,487
	Shares	Value ($)

Mexico 1.1%
America Movil SAB de CV "L" (ADR)	20,700	936,054
Fomento Economico Mexicano SA de CV (ADR)	7,450	862,412
(Cost $1,271,992)		1,798,466
Netherlands 1.9%
ABN AMRO Holding NV	68,684	2,203,459
Koninklijke DSM NV	20,994	1,036,473
(Cost $2,690,169)		3,239,932
Pakistan 0.2%
MCB Bank Ltd. (GDR) 144A* (Cost $362,694)	21,005	378,090
Russia 1.1%
Golden Telecom, Inc.	19,200	899,328
Surgutneftegaz (ADR) (a)	11,700	900,900
(Cost $1,606,077)		1,800,228
Singapore 0.3%
DBS Group Holdings Ltd. (Cost $237,592)	37,000	545,054
South Africa 1.6%
ABSA Group Ltd.	64,000	1,141,324
Lewis Group Ltd.	101,900	852,535
Naspers Ltd."N"	28,300	670,929
(Cost $2,133,084)		2,664,788
Sweden 2.2%
OMX AB	44,700	819,085
Rezidor Hotel Group AB*	103,900	895,434
Telefonaktiebolaget LM Ericsson"B"	493,800	1,989,882
(Cost $3,366,690)		3,704,401
Switzerland 2.2%
Credit Suisse Group (Registered)	21,807	1,521,488
Julius Baer Holding Ltd. (Registered)	11,343	1,243,303
Novartis AG (Registered)	16,411	943,091
(Cost $2,445,937)		3,707,882
Taiwan 1.4%
Asustek Computer, Inc.	529,200	1,441,688
High Tech Computer Corp.	43,000	846,715
(Cost $2,341,211)		2,288,403
Thailand 0.9%
Bangkok Bank PCL (Foreign Registered)	148,800	479,787
Kasikornbank PCL (Foreign Registered)	165,900	290,205
Krung Thai Bank PCL (Foreign Registered)	130,900	43,804
Siam City Bank PCL (Foreign Registered)	372,200	184,807
Thai Oil PCL (Foreign Registered)	355,800	526,925
TMB Bank Public Co., Ltd.*	103,500	7,555
(Cost $1,411,836)		1,533,083
Turkey 1.8%
Tupras-Turkiye Petrol Rafinerileri AS	49,700	847,264
Turkiye Garanti Bankasi AS	243,000	800,334
Turkiye Is Bankasi (Isbank) "C"	304,640	1,388,556
(Cost $2,775,108)		3,036,154
	Shares	Value ($)

United Kingdom 6.2%
Anglo American PLC	16,536	806,124
BHP Billiton PLC	78,881	1,457,314
GlaxoSmithKline PLC	130,569	3,441,404
Kingfisher PLC	241,888	1,127,624
Royal Bank of Scotland Group PLC	47,490	1,845,665
Standard Chartered PLC	58,048	1,687,177
(Cost $8,936,403)		10,365,308
United States 26.3%
3Com Corp.*	171,500	704,865
Apple Computer, Inc.*	14,600	1,238,664
Archer-Daniels-Midland Co.	36,700	1,172,932
BJ's Wholesale Club, Inc.*	19,800	615,978
BMB Munai, Inc.* (a)	48,500	240,075
Briggs & Stratton Corp.	19,900	536,305
Bunge Ltd.	12,900	935,379
Caterpillar, Inc.	36,200	2,220,146
Cisco Systems, Inc.*	102,775	2,808,841
Coca-Cola Co.	39,000	1,881,750
eBay, Inc.*	25,800	775,806
ExxonMobil Corp.	34,700	2,659,061
Foundry Networks, Inc.*	109,700	1,643,306
General Electric Co.	83,575	3,109,826
General Mills, Inc.	31,650	1,823,040
Intel Corp.	133,300	2,699,325
Johnson & Johnson	21,950	1,449,139
KKR Private Equity Investors LP	32,200	735,786
Lennox International, Inc.	23,700	725,457
Medtronic, Inc.	14,950	799,975
MetLife, Inc.	26,175	1,544,587
Monsanto Co.	30,700	1,612,671
Newmont Mining Corp.	12,900	582,435
Oracle Corp.*	38,675	662,890
Pantry, Inc.*	15,400	721,336
Pfizer, Inc.	52,975	1,372,052
Schlumberger Ltd.	33,425	2,111,123
St. Jude Medical, Inc.*	57,000	2,083,920
Symantec Corp.*	46,350	966,397
Walter Industries, Inc.	42,300	1,144,215
Wyeth	27,375	1,393,935
Zimmer Holdings, Inc.*	13,275	1,040,494
(Cost $37,260,692)		44,011,711
Total Common Stocks (Cost $130,193,093)		155,516,584

Preferred Stocks 1.5%
Brazil 0.6%
Net Servicos de Comunicacao SA* (Cost $978,690)	89,700	1,071,230
Germany 0.9%
Porsche AG (a) (Cost $848,421)	1,158	1,472,819
Total Preferred Stocks (Cost $1,827,111)		2,544,049

Exchange Traded Funds 2.8%
Biotech HOLDRs Trust (a)	7,500	1,378,800
iShares Nasdaq Biotechnology Index Fund* (a)	41,825	3,252,312
Total Exchange Traded Funds (Cost $4,345,085)		4,631,112
	Contracts	Value ($)

Call Options Purchased 0.1%
Wal Mart Stores, Inc. Expiration Date 6/16/2007, Strike Price $50.0 (Cost $215,956)	1,594	176,935
	Shares	Value ($)

Securities Lending Collateral 10.3%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $17,195,771)	17,195,771	17,195,771

	Shares	Value ($)

Cash Equivalents 2.3%
Cash Management QP Trust, 5.46% (d) (Cost $3,918,844)	3,918,844	3,918,844
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $157,695,860)+	109.8	183,983,295
Other Assets and Liabilities, Net	(9.8)	(16,368,964)
Net Assets	100.0	167,614,331
* Non-income producing security.
+ The cost for federal income tax purposes was $158,636,946. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $25,346,349. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,746,875 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,400,526.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $16,525,083 which is 9.9% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $136,581,245) — including $16,525,083 of securities loaned	$ 162,868,680
Investment in Daily Assets Fund Institutional (cost $17,195,771)*	17,195,771
Investment in Cash Management QP Trust (cost $3,918,844)	3,918,844
Total investments in securities, at value (cost $157,695,860)	183,983,295
Cash	5,408
Foreign currency, at value (cost $1,162,347)	1,164,278
Dividends receivable	201,931
Interest receivable	22,397
Receivable for investments sold	2,997,257
Receivable for Portfolio shares sold	106,025
Foreign taxes recoverable	12,623
Other assets	4,506
Total assets	188,497,720
Liabilities
Payable for investments purchased	3,296,123
Accrued management fee	134,748
Payable upon return of securities loaned	17,195,771
Payable for Portfolio shares redeemed	65,215
Deferred foreign taxes payable	72,433
Other accrued expenses and payables	119,099
Total liabilities	20,883,389
Net assets, at value	$ 167,614,331
Net Assets
Net assets consist of: Undistributed net investment income	963,505
Net unrealized appreciation (depreciation) on: Investments (net of foreign taxes of $72,433)	26,215,002
Foreign currency related transactions	3,527
Accumulated net realized gain (loss)	25,372,148
Paid-in capital	115,060,149
Net assets, at value	$ 167,614,331
Class A Net Asset Value, offering and redemption price per share ($142,529,008 ÷ 8,197,243 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.39
Class B Net Asset Value, offering and redemption price per share ($25,085,323 ÷ 1,443,479 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.38
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $188,395)	$ 2,252,692
Interest	1,358
Interest — Cash Management QP Trust	244,408
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	92,756
Other income**	37,541
Total Income	2,628,755
Expenses: Management fee	1,342,622
Custodian and accounting fees	351,337
Distribution service fees (Class B)	56,266
Record keeping fees (Class B)	31,431
Auditing	62,495
Legal	20,851
Trustees' fees and expenses	19,952
Reports to shareholders	29,362
Other	20,899
Total expenses before expense reductions	1,935,215
Expense reductions	(446,194)
Total expenses after expense reductions	1,489,021
Net investment income (loss)	1,139,734
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $12,146)	25,609,069
Foreign currency related transactions	(106,475)
25,502,594
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $29,305)	8,971,636
Foreign currency related transactions	2,402
8,974,038
Net gain (loss) on investment transactions	34,476,632
Net increase (decrease) in net assets resulting from operations	$ 35,616,366
** Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note J).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 1,139,734	$ 772,300
Net realized gain (loss) on investment transactions	25,502,594	13,242,108
Net unrealized appreciation (depreciation) during the period on investment transactions	8,974,038	4,296,970
Net increase (decrease) in net assets resulting from operations	35,616,366	18,311,378
Distributions to shareholders from: Net investment income: Class A	(572,746)	(188,888)
Class B	(42,929)	—
Net realized gains: Class A	(7,184,784)	—
Class B	(1,620,965)	—
Portfolio share transactions: Class A Proceeds from shares sold	39,340,554	15,806,082
Reinvestment of distributions	7,757,530	188,888
Cost of shares redeemed	(11,647,602)	(8,739,580)
Net increase (decrease) in net assets from Class A share transactions	35,450,482	7,255,390
Class B Proceeds from shares sold	5,266,200	5,152,763
Reinvestment of distributions	1,663,894	—
Cost of shares redeemed	(5,607,559)	(1,457,434)
Net increase (decrease) in net assets from Class B share transactions	1,322,535	3,695,329
Increase (decrease) in net assets	62,967,959	29,073,209
Net assets at beginning of period	104,646,372	75,573,163
Net assets at end of period (including undistributed net investment income of $963,505 and $558,067, respectively)	$ 167,614,331	$ 104,646,372
Other Information
Class A Shares outstanding at beginning of period	5,887,898	5,350,985
Shares sold	2,556,665	1,229,117
Shares issued to shareholders in reinvestment of distributions	513,064	15,980
Shares redeemed	(760,384)	(708,184)
Net increase (decrease) in Class A shares	2,309,345	536,913
Shares outstanding at end of period	8,197,243	5,887,898
Class B Shares outstanding at beginning of period	1,359,840	1,064,827
Shares sold	334,421	406,987
Shares issued to shareholders in reinvestment of distributions	109,756	—
Shares redeemed	(360,538)	(111,974)
Net increase (decrease) in Class B shares	83,639	295,013
Shares outstanding at end of period	1,443,479	1,359,840

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.44	$ 11.78	$ 10.39	$ 8.08	$ 9.64
Income (loss) from investment operations: Net investment income (loss)[a]	.15[c]	.12	.04	.09	.07
Net realized and unrealized gain (loss) on investment transactions	4.02	2.58	1.48	2.25	(1.57)
Total from investment operations	4.17	2.70	1.52	2.34	(1.50)
Less distributions from: Net investment income	(.09)	(.04)	(.13)	(.03)	(.06)
Net realized gain on investment transactions	(1.13)	—	—	—	—
Total distributions	(1.22)	(.04)	(.13)	(.03)	(.06)
Net asset value, end of period	$ 17.39	$ 14.44	$ 11.78	$ 10.39	$ 8.08
Total Return (%)	30.14[b,c]	22.94[b]	14.76[b]	29.13[b]	(15.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	85	63	55	43
Ratio of expenses before expense reductions (%)	1.38	1.41	1.44	1.48	1.32
Ratio of expenses after expense reductions (%)	1.04	1.28	1.43	1.17	1.32
Ratio of net investment income (%)	.92[c]	.98	.38	1.02	.79
Portfolio turnover rate (%)	136	95	81	65	41
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.43	$ 11.78	$ 10.38	$ 8.06	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.09[d]	.07	.00[e]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	4.02	2.58	1.48	2.29	(.94)
Total from investment operations	4.11	2.65	1.48	2.33	(.92)
Less distributions from: Net investment income	(.03)	—	(.08)	(.01)	—
Net realized gain on investment transactions	(1.13)	—	—	—	—
Total distributions	(1.16)	—	(.08)	(.01)	—
Net asset value, end of period	$ 17.38	$ 14.43	$ 11.78	$ 10.38	$ 8.06
Total Return (%)	29.65[c,d]	22.50[c]	14.33[c]	28.96[c]	(10.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	20	13	6.2
Ratio of expenses before expense reductions (%)	1.76	1.79	1.84	1.87	1.60*
Ratio of expenses after expense reductions (%)	1.43	1.65	1.83	1.64	1.60*
Ratio of net investment income (%)	.53[d]	.61	.02	.55	.49*
Portfolio turnover rate (%)	136	95	81	65	41
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.
[e] Amount is less than $.005 per share.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Government & Agency Securities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Lehman Brothers GNMA Index

The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,416	$11,085	$12,248	$17,147
	Average annual total return	4.16%	3.49%	4.14%	5.54%
Lehman Brothers GNMA Index	Growth of $10,000	$10,461	$11,266	$12,594	$18,077
	Average annual total return	4.61%	4.05%	4.72%	6.10%
DWS Government & Agency Securities VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$10,374	$10,963	$11,579
	Average annual total return		3.74%	3.11%	3.31%
Lehman Brothers GNMA Index	Growth of $10,000		$10,461	$11,266	$12,069
	Average annual total return		4.61%	4.05%	4.26%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Government & Agency Securities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,048.70	$ 1,046.10
Expenses Paid per $1,000*	$ 3.56	$ 5.72
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,021.73	$ 1,019.76
Expenses Paid per $1,000*	$ 3.52	$ 5.65
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.69%	1.11%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Government & Agency Securities VIP

The first half of the period saw the US economy continue to display solid economic growth. New Federal Reserve chairman Bernanke indicated that future rate changes would depend on incoming economic data, creating increased uncertainty with respect to inflation and Fed policy. This led to a more volatile interest rate environment and an overall upward trend for rates. As the period progressed economic growth showed some signs of moderating. In particular, market participants focused heavily on softening in the housing sector. Despite this area of weakness, core inflation remained generally stable rather than easing. After 17 consecutive quarter point increases in the fed funds rate, the US Federal Reserve Board (the Fed) paused in August, leaving the benchmark rate at its current 5.25%. As the period closed, the yield curve was inverted, with short term rates higher than long term rates. While conventional wisdom has it that this is a predictor of recession; there were signs of economic strength including a tight labor market.

During the 12-month period ended December 31, 2006, the portfolio provided a total return of 4.16% (Class A shares, unadjusted for contract charges) compared with the 4.61% return of its benchmark, the Lehman Brothers GNMA Index. The portfolio's return slightly lagged the 4.39% return of the average peer in its Lipper category.

During the period, we focused largely on seasoned mortgages and mortgage pools with smaller loan sizes or specific geographic profiles that we believed would provide predictable cash flows in a wide variety of interest rate scenarios. This strategy generally worked well for the portfolio. In addition, we shifted the fund's relative focus between GNMA I and less homogenous GNMA II mortgage pools with good results. Our significant exposure to conventional mortgages did not pay off in an environment where GNMAs outperformed. Our limited exposure to 15-year GNMAs contributed positively to performance. Going forward, we will be monitoring the housing market and interest rate environment closely as we seek to maintain an attractive dividend for investors.

William Chepolis, CFA
Matthew F. MacDonald

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation	12/31/06	12/31/05

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	53%	58%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	32%	32%
Cash Equivalents	10%	5%
US Treasury Obligations	5%	5%
	100%	100%
Quality	12/31/06	12/31/05

AAA*	100%	100%
* Includes cash equivalents
Interest Rate Sensitivity	12/31/06	12/31/05

Average Maturity	5.6 years	5.9 years
Average Duration	3.4 years	4.0 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 111. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)

Agencies Backed by the Full Faith and Credit of the US Government 55.3%
Government National Mortgage Association:
5.0%, with various maturities from 9/1/2032 until 6/20/2036	18,897,249	18,398,943
5.5%, with various maturities from 9/1/2032 until 11/15/2035 (c)	51,916,927	51,662,192
6.0%, with various maturities from 4/15/2013 until 4/15/2036 (c)	36,498,040	36,986,545
6.5%, with various maturities from 3/15/2014 until 10/15/2036	20,448,490	20,958,297
7.0%, with various maturities from 6/20/2017 until 7/15/2036	3,489,603	3,602,508
7.5%, with various maturities from 4/15/2026 until 7/15/2032	2,335,675	2,437,547
8.0%, with various maturities from 12/15/2026 until 11/15/2031	756,535	802,201
8.5%, with various maturities from 5/15/2016 until 12/15/2030	104,088	111,614
9.5%, with various maturities from 6/15/2013 until 12/15/2022	56,798	61,786
10.0%, with various maturities from 2/15/2016 until 3/15/2016	21,380	23,568
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $137,191,631)		135,045,201

Agencies Not Backed by the Full Faith and Credit of the US Government 34.8%
Federal Home Loan Bank, Series 679, 5.375%, 8/19/2011	25,000,000	25,429,687
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	65,986	63,666
4.612%*, 2/1/2035	714,001	707,430
5.25%, 7/18/2011	25,000,000	25,296,875
5.5%, 2/1/2017	62,216	62,356
6.5%, 9/1/2032	182,284	186,380
7.0%, with various maturities from 5/1/2029 until 8/1/2035	3,727,447	3,822,078
7.5%, with various maturities from 1/1/2027 until 5/1/2032	150,762	156,758
8.0%, 11/1/2030	3,015	3,169
8.5%, 7/1/2030	4,023	4,310
Federal National Mortgage Association:
4.585%*, 1/1/2035	1,367,449	1,351,615
4.625%, 12/15/2009	13,750,000	13,625,391
4.673%*, 2/1/2035	1,096,470	1,086,831
4.738%*, 5/1/2035	1,769,343	1,748,526
	Principal Amount ($)	Value ($)

5.0%, 10/1/2033	708,411	685,266
5.5%, with various maturities from 2/1/2033 until 6/1/2034	3,947,043	3,904,827
6.0%, 9/1/2035	6,065,924	6,097,164
7.0%, with various maturities from 9/1/2013 until 7/1/2034	647,123	664,873
8.0%, 12/1/2024	14,426	15,229
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $85,331,059)		84,912,431

Collateralized Mortgage Obligations 7.9%
Federal National Mortgage Association, "LO", Series 2005-50, Principal Only, 6/25/2035	1,178,178	883,025
Government National Mortgage Association:
"DA", Series 2005-45, 5.5%*, 6/16/2035	8,377,288	8,352,513
"ZA", Series 2006-7, 5.5%, 2/20/2036	1,771,424	1,628,610
"FH", Series 1999-18, 5.60%*, 5/16/2029	2,422,481	2,428,979
"FE", Series 2003-57, 5.65%*, 3/16/2033	202,146	202,151
"FA", Series 2006-25, 5.65%*, 5/20/2036	4,774,177	4,781,129
"FB", Series 2001-28, 5.85%*, 6/16/2031	962,960	969,640
Total Collateralized Mortgage Obligations (Cost $19,497,078)		19,246,047

US Treasury Obligations 5.1%
US Treasury Bill, 5.238%**, 1/18/2007 (a)	190,000	189,556
US Treasury Notes:
3.0%, 11/15/2007	4,000,000	3,931,408
4.625%, 10/31/2011	2,300,000	2,291,644
4.875%, 8/31/2008	6,000,000	5,999,532
Total US Treasury Obligations (Cost $12,424,873)		12,412,140
	Shares	Value ($)

Cash Equivalents 11.0%
Cash Management QP Trust, 5.46% (b) (Cost $26,800,420)	26,800,420	26,800,420
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $281,245,061)+	114.1	278,416,239
Other Assets and Liabilities, Net	(14.1)	(34,360,028)
Net Assets	100.0	244,056,211
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2006.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $281,275,518. At December 31, 2006, net unrealized depreciation for all securities based on tax cost was $2,859,279. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $510,379 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,369,658.
(a) At December 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Mortgage dollar rolls included.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At December 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10-Year US Treasury Note	3/21/2007	47	5,066,424	5,051,031	(15,393)

At December 31, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Interest Rate Swap	3/19/2007	24	2,579,927	2,551,875	28,052

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments Investments in securities, at value (cost $254,444,641)	$ 251,615,819
Investments in Cash Management QP Trust, (cost $26,800,420)	26,800,420
Total investments in securities at value (Cost $281,245,061)	278,416,239
Receivable for investments sold	64,537,266
Interest receivable	2,254,157
Receivable for daily variation margin on open futures contracts	580
Receivable for Portfolio shares sold	178,960
Other assets	7,543
Total assets	345,394,745
Liabilities
Payable for investments purchased	65,458,376
Payable for investments purchased — mortgage dollar rolls	35,434,470
Payable for Portfolio shares redeemed	123,973
Accrued management fee	118,032
Other accrued expenses and payables	203,683
Total liabilities	101,338,534
Net assets, at value	$ 244,056,211
Net Assets
Net assets consist of: Undistributed net investment income	11,470,474
Net unrealized appreciation (depreciation) on: Investments	(2,828,822)
Futures	12,659
Accumulated net realized gain (loss)	(1,394,729)
Paid-in capital	236,796,629
Net assets, at value	$ 244,056,211
Class A Net Asset Value, offering and redemption price per share ($210,908,916 ÷ 17,174,275 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.28
Class B Net Asset Value, offering and redemption price per share ($33,147,295 ÷ 2,706,547 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.25

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Interest	$ 12,195,141
Interest — Cash Management QP Trust	1,395,538
Total Income	13,590,679
Expenses: Management fee	1,427,977
Custodian fees	16,054
Distribution service fees (Class B)	94,226
Record keeping fees (Class B)	56,574
Auditing	56,748
Legal	13,218
Trustees' fees and expenses	24,745
Reports to shareholders	147,700
Other	68,150
Total expenses before expense reductions	1,905,392
Expense reductions	(5,855)
Total expenses after expense reductions	1,899,537
Net investment income	11,691,142
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,338,144)
Futures	59,735
Net increase from payments by affiliates and net losses realized on the disposal of investments in violation of restrictions	—
(1,278,409)
Net unrealized appreciation (depreciation) during the period on: Investments	(514,774)
Futures	(46,159)
(560,933)
Net gain (loss) on investment transactions	(1,839,342)
Net increase (decrease) in net assets resulting from operations	$ 9,851,800

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 11,691,142	$ 12,794,240
Net realized gain (loss) on investment transactions	(1,278,409)	(786,212)
Net unrealized appreciation (depreciation) during the period on investment transactions	(560,933)	(4,324,240)
Net increase (decrease) in net assets resulting from operations	9,851,800	7,683,788
Distributions to shareholders from: Net investment income: Class A	(8,821,928)	(10,824,223)
Class B	(1,559,664)	(1,736,774)
Net realized gains: Class A	—	(2,099,899)
Class B	—	(374,454)
Portfolio share transactions: Class A Proceeds from shares sold	9,888,675	24,046,411
Reinvestment of distributions	8,821,928	12,924,122
Cost of shares redeemed	(51,098,907)	(67,354,142)
Net increase (decrease) in net assets from Class A share transactions	(32,388,304)	(30,383,609)
Class B Proceeds from shares sold	2,370,667	3,998,526
Reinvestment of distributions	1,559,664	2,111,228
Cost of shares redeemed	(17,355,673)	(7,544,629)
Net increase (decrease) in net assets from Class B share transactions	(13,425,342)	(1,434,875)
Increase (decrease) in net assets	(46,343,438)	(39,170,046)
Net assets at beginning of period	290,399,649	329,569,695
Net assets at end of period (including undistributed net investment income of $11,470,474 and $10,160,924, respectively)	$ 244,056,211	$ 290,399,649
Other Information
Class A Shares outstanding at beginning of period	19,851,802	22,309,252
Shares sold	824,144	1,970,071
Shares issued to shareholders in reinvestment of distributions	749,527	1,082,422
Shares redeemed	(4,251,198)	(5,509,943)
Net increase (decrease) in Class A shares	(2,677,527)	(2,457,450)
Shares outstanding at end of period	17,174,275	19,851,802
Class B Shares outstanding at beginning of period	3,838,802	3,952,379
Shares sold	196,489	326,302
Shares issued to shareholders in reinvestment of distributions	132,399	176,820
Shares redeemed	(1,461,143)	(616,699)
Net increase (decrease) in Class B shares	(1,132,255)	(113,577)
Shares outstanding at end of period	2,706,547	3,838,802

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.26	$ 12.55	$ 12.54	$ 12.84	$ 12.32
Income (loss) from investment operations: Net investment income[a]	.55	.51	.44	.31	.62
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.20)	.03	(.04)	.35
Total from investment operations	.49	.31	.47	.27	.97
Less distributions from: Net investment income	(.47)	(.50)	(.35)	(.35)	(.45)
Net realized gain on investment transactions	—	(.10)	(.11)	(.22)	—
Total distributions	(.47)	(.60)	(.46)	(.57)	(.45)
Net asset value, end of period	$ 12.28	$ 12.26	$ 12.55	$ 12.54	$ 12.84
Total Return (%)	4.16	2.57	3.75[c]	2.26	8.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	211	243	280	347	551
Ratio of expenses (%)	.67	.63	.61	.61	.59
Ratio of net investment income (%)	4.56	4.17	3.59	2.50	4.96
Portfolio turnover rate (%)[b]	241	191	226	511	534
[a] Based on average shares outstanding during the period.
[b] The portfolio turnover rate including mortgage dollar roll transactions was 403%, 325%, 391%, 536% and 651% for the periods ended December 31, 2006, December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
[c] Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 12.52	$ 12.51	$ 12.82	$ 12.36
Income (loss) from investment operations: Net investment income[b]	.50	.47	.40	.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.21)	.02	(.04)	.15
Total from investment operations	.44	.26	.42	.23	.46
Less distributions from: Net investment income	(.42)	(.45)	(.30)	(.32)	—
Net realized gain on investment transactions	—	(.10)	(.11)	(.22)	—
Total distributions	(.42)	(.55)	(.41)	(.54)	—
Net asset value, end of period	$ 12.25	$ 12.23	$ 12.52	$ 12.51	$ 12.82
Total Return (%)	3.74	2.24	3.36[d]	1.83	3.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	47	49	38	3
Ratio of expenses (%)	1.07	1.02	1.00	.98	.84*
Ratio of net investment income (%)	4.16	3.78	3.21	2.13	4.95*
Portfolio turnover rate (%)[c]	241	191	226	511	534
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 403%, 325%, 391%, 536% and 651% for the periods ended December 31, 2006, December 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
[d] Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Growth Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Growth Allocation VIP from 8/16/2004 to 12/31/2006
[] DWS Growth Allocation VIP — Class B [] Russell 1000® Index

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Growth Allocation VIP		1-Year	Life of Portfolio*
Class B	Growth of $10,000	$11,266	$13,174
	Average annual total return	12.66%	12.35%
Russell 1000 Index	Growth of $10,000	$11,546	$13,642
	Average annual total return	15.46%	14.24%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Growth Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,097.50
Expenses Paid per $1,000*	$ 3.07
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,022.28
Expenses Paid per $1,000*	$ 2.96
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,097.50
Expenses Paid per $1,000**	$ 6.82
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,018.70
Expenses Paid per $1,000**	$ 6.56
* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Portfolio's annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.58%
Estimated Indirect Expenses of Underlying DWS Portfolios	.71%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.29%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Growth Allocation VIP

The US economy posted positive growth for all four quarters of 2006, although growth slowed somewhat in the last half of the year. All major asset classes — equities, bonds and cash — had positive returns for the year. Most equity indexes had double digit returns, while bond returns, except for high yield, were in single digits. Within the equity market, small-cap stocks (as measured by the Russell 2000® Index) performed better than large-cap stocks (as measured by the Russell 1000® Index), as they have for several years. Comparison of Russell Growth and Russell Value indexes reveals that value stocks performed better than growth stocks in all size categories.

For the 12 months ended December 31, 2006, the DWS Growth Allocation VIP had a return of 12.66% (Class B, unadjusted for contract charges). The Portfolio's benchmark, the Russell 1000 Index, returned 15.46% for the same period. Since this Portfolio invests in stock and bond portfolios in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. Since this Portfolio invests in a blend of equity and bond portfolios, its return was above that of its major bond benchmarks but below that of its equity benchmarks.

The Portfolio's allocation between equity and fixed income portfolios remained close to its target of 75% equity and 25% fixed income during 2006, but with equities slightly overweighted throughout the year. This overweight was positive for returns, as equities outperformed fixed income.1 The Portfolio's position in bonds detracted from performance relative to the equity benchmark. Positions in international equity contributed to absolute performance, since international equities (as measured by the MSCI EAFE® Index) outperformed US equities.

In the fixed income portion of the Portfolio, a position in high-yield bond portfolios and an overweight in cash equivalents, with a corresponding underweight in investment-grade bond portfolios, was positive for performance, as short-term interest rates continued to rise, providing attractive returns on cash equivalents.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The MSCI EAFE® (Morgan Stanley Capital International Europe-Australasia-Far East) Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

Thee Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Growth Allocation VIP

Asset Allocation	12/31/06	12/31/05

Equity Funds	75%	75%
Fixed Income — Bond Funds	18%	14%
Fixed Income — Money Market Funds	7%	11%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 122. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Growth Allocation VIP

	Shares	Value ($)

Equity Funds 75.6%
DWS Blue Chip VIP "A"	1,033,457	16,711,005
DWS Capital Growth VIP "A"	545,773	9,954,892
DWS Davis Venture Value VIP "A"	1,084,221	15,450,149
DWS Dreman High Return Equity VIP "A"	1,152,735	17,314,081
DWS Dreman Small Mid Cap Value VIP "A"	627,010	14,377,339
DWS Global Opportunities VIP "A"	4,909	89,046
DWS Growth & Income VIP "A"	2,482,985	27,163,852
DWS International Select Equity VIP "A"	31,716	517,292
DWS International VIP "A"	1,697,787	22,784,307
DWS Large Cap Value VIP "A"	1,486,190	26,691,977
DWS Mid Cap Growth VIP "A"	8,113	101,894
DWS RREEF Real Estate Securities VIP "A"	181,645	4,072,471
DWS Small Cap Growth VIP "A"	201,969	2,865,940
Total Equity Funds (Cost $141,059,793)		158,094,245

	Shares	Value ($)

Fixed Income — Bond Funds 17.7%
DWS Core Fixed Income VIP "A"	2,954,193	35,036,725
DWS Government & Agency Securities VIP "A"	284	3,489
DWS High Income VIP "A"	111,979	938,385
DWS Strategic Income VIP "A"	78,959	931,719
Total Fixed Income — Bond Funds (Cost $35,652,734)		36,910,318

Fixed Income — Money Market Funds 6.8%
Cash Management QP Trust (Cost $14,178,328)	14,178,328	14,178,328
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $190,890,855)+	100.1	209,182,891
Other Assets and Liabilities, Net	(0.1)	(191,154)
Net Assets	100.0	208,991,737
+ The cost for federal income tax purposes was $191,443,241. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $17,739,650. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,796,426 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $56,776.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $176,712,527)	$ 195,004,563
Investment in Cash Management QP Trust (cost $14,178,328)	14,178,328
Total investments in securities, at value (cost $190,890,855)	209,182,891
Interest receivable	61,421
Other assets	5,688
Total assets	209,250,000
Liabilities
Payable for Portfolio shares redeemed	66,340
Accrued management fee	17,953
Other accrued expenses and payables	173,970
Total liabilities	258,263
Net assets, at value	$ 208,991,737
Net Assets
Net assets consist of: Undistributed net investment income	4,067,143
Net unrealized appreciation (depreciation) on investments	18,292,036
Accumulated net realized gain (loss)	9,895,441
Paid-in capital	176,737,117
Net assets, at value	$ 208,991,737
Class B Net Asset Value, offering and redemption price per share ($208,991,737 ÷ 16,154,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Income distribution from Underlying Affiliated Portfolios	$ 2,723,455
Interest — Cash Management QP Trust	912,817
Total Income	3,636,272
Expenses: Management fee	307,763
Custodian and accounting fees	51,623
Distribution service fees (Class B)	512,938
Record keeping fees (Class B)	308,687
Auditing	41,781
Legal	13,733
Trustees' fees and expenses	19,814
Reports to shareholders	13,953
Other	7,487
Total expenses before expense reductions	1,277,779
Expense reductions	(102,588)
Total expenses after expense reductions	1,175,191
Net investment income (loss)	2,461,081
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,301,219
Capital gain distributions from Underlying Affiliated Portfolios	5,468,239
11,769,458
Net unrealized appreciation (depreciation) during the period on investments	10,477,889
Net gain (loss) on investment transactions	22,247,347
Net increase (decrease) in net assets resulting from operations	$ 24,708,428

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 2,461,081	$ 1,127,246
Net realized gain (loss) on investment transactions	11,769,458	1,978,666
Net unrealized appreciation (depreciation) during the period on investment transactions	10,477,889	5,737,112
Net increase (decrease) in net assets resulting from operations	24,708,428	8,843,024
Distributions to shareholders from: Net investment income: Class B	(1,665,343)	—
Net realized gains: Class B	(1,700,403)	(144,613)
Portfolio share transactions: Class B Proceeds from shares sold	17,704,517	143,559,919
Reinvestment of distributions	3,365,746	144,613
Cost of shares redeemed	(30,803,312)	(2,017,170)
Net increase (decrease) in net assets from Class B share transactions	(9,733,049)	141,687,362
Increase (decrease) in net assets	11,609,633	150,385,773
Net assets at beginning of period	197,382,104	46,996,331
Net assets at end of period (including undistributed net investment income of $4,067,143 and $1,575,496, respectively)	$ 208,991,737	$ 197,382,104
Other Information
Class B Shares outstanding at beginning of period	16,920,311	4,262,187
Shares sold	1,481,587	12,825,648
Shares issued to shareholders in reinvestment of distributions	281,181	13,341
Shares redeemed	(2,528,700)	(180,865)
Net increase (decrease) in Class B shares	(765,932)	12,658,124
Shares outstanding at end of period	16,154,379	16,920,311

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.67	$ 11.03	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.11	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.33	.55	1.06
Total from investment operations	1.47	.66	1.03
Less distributions from: Net investment income	(.10)	—	—
Net realized gain on investment transactions	(.10)	(.02)	—
Total Distributions	(.20)	(.02)	—
Net asset value, end of period	$ 12.94	$ 11.67	$ 11.03
Total Return (%)[c,d]	12.66	6.02	10.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	209	197	47
Ratio of expenses before expense reductions (%)[e]	.62	.65	1.38*
Ratio of expenses after expense reductions (%)[e]	.57	.60	0.75*
Ratio of net investment income (%)	1.20	1.01	(0.69)*
Portfolio turnover rate (%)	45	20	15
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS High Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index

The Credit Suisse High Yield Index is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,047	$12,901	$16,029	$17,376
	Average annual total return	10.47%	8.86%	9.90%	5.68%
Credit Suisse High Yield Index	Growth of $10,000	$11,192	$12,813	$16,901	$19,831
	Average annual total return	11.92%	8.61%	11.07%	7.09%
DWS High Income VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$11,011	$12,762	$16,239
	Average annual total return		10.11%	8.47%	11.39%
Credit Suisse High Yield Index	Growth of $10,000		$11,192	$12,813	$16,874
	Average annual total return		11.92%	8.61%	12.32%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS High Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,068.90	$ 1,066.20
Expenses Paid per $1,000*	$ 3.70	$ 5.78
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,021.63	$ 1,019.61
Expenses Paid per $1,000*	$ 3.62	$ 5.65
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.71%	1.11%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS High Income VIP

High yield was one of the best-performing areas of the bond market during 2006. Although bouts of volatility periodically affected the performance of the high-yield market, the investment backdrop remained broadly positive. Economic growth, while appearing to moderate throughout the course of the year, remained on a solid footing. High-yield companies were able to maintain their sound financial positions as a result, and this was reflected in a continuation of the low default rate. In addition, the market remained supported by the overall low level of supply at a time when demand remained firm.

DWS High Income VIP posted a 10.47% total return for the 12-month period ending December 31, 2006 (Class A shares, unadjusted for contract charges) and outpaced the 9.89% average return of the 104 portfolios in its Lipper peer group, High Current Yield Variable Annuity Funds category. The Portfolio's benchmark, the Credit Suisse High Yield Index, returned 11.92%. We remained focused on adding value by conducting fundamental research rather than making broad predictions about sector performance or interest rates. The Portfolio's overweight positions in General Motors Acceptance Corporation (GMAC), Ford Motor Credit Company, North Atlantic Trading Co. and emerging-market securities such as Republic of Argentina were positive contributors to relative return.1 However, the Portfolio's overweight in more defensive securities, along with its underweight in the aerospace/airlines industry, detracted from relative performance. In addition, an underweight in Calpine* — which outperformed during the year — dampened results.

The high-yield market continues to exhibit stable fundamentals. Nevertheless, we believe low default rates will not last forever, meaning that good security selection is paramount at this point in the cycle.

Gary Sullivan, CFA

Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Lipper's High Current Yield Variable Annuity Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. It is not possible to invest directly into a Lipper category.

The Credit Suisse High Yield Index is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* As of December 31, 2006, the position was sold.
1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS High Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Corporate Bonds	84%	80%
Foreign Bonds — US$ Denominated	12%	13%
Foreign Bonds — Non US$ Denominated	2%	1%
Cash Equivalents	1%	2%
Other Investments	1%	—
Loan Participations	—	1%
Asset Backed	—	1%
Convertible Bonds	—	1%
Stocks	—	1%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/06	12/31/05

Consumer Discretionary	25%	24%
Financials	16%	15%
Materials	15%	14%
Industrials	10%	14%
Utilities	9%	6%
Telecommunication Services	8%	9%
Energy	8%	8%
Information Technology	4%	3%
Health Care	2%	3%
Consumer Staples	2%	3%
Sovereign Bonds	1%	1%
	100%	100%
Quality	12/31/06	12/31/05

Cash Equivalents	1%	2%
A	—	2%
BBB	3%	4%
BB	30%	28%
B	50%	51%
CCC	16%	13%
	100%	100%

Asset allocation, corporate and foreign bonds diversification and quality are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 131. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 81.9%
Consumer Discretionary 21.6%
AAC Group Holding Corp., 12.75%, 10/1/2012 (PIK) (b)	519,302	553,057
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	995,000	975,100
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,480,000	1,468,900
American Achievement Corp., 8.25%, 4/1/2012	100,000	102,375
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	400,000	387,500
Buffets, Inc., 144A, 12.5%, 11/1/2014	400,000	403,000
Burlington Coat Factory Warehouse Corp., 144A, 11.125%, 4/15/2014 (b)	605,000	589,875
Cablevision Systems Corp., Series B, 9.87%**, 4/1/2009	350,000	369,250
Caesars Entertainment, Inc., 8.875%, 9/15/2008	725,000	755,812
Charter Communications Holdings LLC:
8.625%, 4/1/2009	45,000	43,650
9.625%, 11/15/2009	50,000	48,500
Series B, 10.25%, 9/15/2010	975,000	1,017,656
10.25%, 9/15/2010	3,080,000	3,222,450
11.0%, 10/1/2015	2,782,000	2,855,027
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	735,000	578,813
CSC Holdings, Inc.:
7.25%, 7/15/2008	560,000	564,900
7.875%, 12/15/2007	1,694,000	1,715,175
Series B, 8.125%, 7/15/2009	190,000	196,888
Series B, 8.125%, 8/15/2009	200,000	207,250
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	195,000	205,725
Dex Media East LLC/Financial, 12.125%, 11/15/2012	5,197,000	5,723,196
EchoStar DBS Corp.:
6.625%, 10/1/2014	870,000	848,250
7.125%, 2/1/2016	675,000	675,000
Foot Locker, Inc., 8.5%, 1/15/2022	205,000	201,413
Ford Motor Co., 7.45%, 7/16/2031 (b)	580,000	455,300
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	2,200,000	2,057,000
General Motors Corp.:
7.4%, 9/1/2025 (b)	550,000	464,750
8.375%, 7/15/2033 (b)	2,010,000	1,859,250
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	3,430,000	3,790,150
Gregg Appliances, Inc., 9.0%, 2/1/2013	365,000	348,575
Hanesbrands, Inc., 144A, 8.735%**, 12/15/2014	500,000	508,750
Hertz Corp.:
144A, 8.875%, 1/1/2014	1,445,000	1,513,637
144A, 10.5%, 1/1/2016 (b)	320,000	352,000
ION Media Networks, Inc., 144A, 11.624%**, 1/15/2013	595,000	602,438
	Principal Amount ($)(a)	Value ($)

Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	2,065,000	2,054,675
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	1,035,000	1,050,525
Lear Corp.:
Series B, 5.75%, 8/1/2014	35,000	29,400
144A, 8.75%, 12/1/2016	495,000	478,294
Levi Strauss & Co., 10.122%**, 4/1/2012	45,000	46,181
Liberty Media Corp.:
5.7%, 5/15/2013	95,000	89,503
8.25%, 2/1/2030	795,000	779,281
8.5%, 7/15/2029	965,000	970,265
Majestic Star Casino LLC, 9.5%, 10/15/2010	110,000	115,500
Mediacom Broadband LLC, 8.5%, 10/15/2015	50,000	50,625
Medimedia USA, Inc., 144A, 11.375%, 11/15/2014	300,000	314,250
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	470,000	502,900
11.0%, 6/15/2012 (b)	210,000	215,250
MGM MIRAGE:
6.75%, 9/1/2012	245,000	241,325
8.375%, 2/1/2011 (b)	545,000	565,438
9.75%, 6/1/2007	950,000	961,875
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	980,000	1,033,900
NCL Corp., 10.625%, 7/15/2014	200,000	200,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012 (b)	1,670,000	1,411,150
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	620,000	657,200
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	275,000	301,125
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	3,698,000	3,808,940
PRIMEDIA, Inc.:
8.875%, 5/15/2011	585,000	596,700
10.749%**, 5/15/2010 (b)	1,565,000	1,627,600
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	3,740,000	3,856,875
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	705,000	727,912
8.75%, 12/15/2011	2,025,000	2,113,594
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	1,345,000	1,323,144
Six Flags, Inc., 9.75%, 4/15/2013 (b)	1,790,000	1,680,362
Station Casinos, Inc., 6.5%, 2/1/2014	795,000	706,556
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	585,000	598,163
Travelport, Inc., 144A, 9.994%**, 9/1/2014	500,000	487,500
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	2,570,000	2,557,150
TRW Automotive, Inc.:
11.0%, 2/15/2013 (b)	2,720,000	2,981,800
11.75%, 2/15/2013 EUR	485,000	717,852
	Principal Amount ($)(a)	Value ($)

United Auto Group, Inc.:
144A, 7.75%, 12/15/2016	495,000	497,475
9.625%, 3/15/2012	2,540,000	2,670,175
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	395,000	402,406
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	2,640,000	2,640,000
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	3,620,000	3,135,825
		80,859,303
Consumer Staples 2.5%
Del Laboratories, Inc., 8.0%, 2/1/2012	515,000	482,813
Delhaize America, Inc.:
8.05%, 4/15/2027	190,000	205,454
9.0%, 4/15/2031	2,680,000	3,181,977
GNC Parent Corp., 144A, 12.114%**, 12/1/2011 (PIK)	700,000	700,000
Harry & David Holdings, Inc., 10.369%**, 3/1/2012	600,000	597,000
North Atlantic Trading Co., 9.25%, 3/1/2012	1,365,000	1,190,963
Viskase Co., Inc., 11.5%, 6/15/2011	3,100,000	3,100,000
		9,458,207
Energy 7.3%
Belden & Blake Corp., 8.75%, 7/15/2012	2,585,000	2,649,625
Chaparral Energy, Inc., 8.5%, 12/1/2015	1,405,000	1,397,975
Chesapeake Energy Corp.:
6.25%, 1/15/2018	620,000	596,750
6.875%, 1/15/2016	1,925,000	1,941,844
7.75%, 1/15/2015 (b)	255,000	265,519
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	895,000	917,375
Delta Petroleum Corp., 7.0%, 4/1/2015	1,640,000	1,517,000
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	1,635,000	1,585,950
8.375%, 5/1/2016	1,305,000	1,370,250
El Paso Production Holding Corp., 7.75%, 6/1/2013	1,075,000	1,124,719
Encore Acquisition Co., 6.0%, 7/15/2015	290,000	264,625
Frontier Oil Corp., 6.625%, 10/1/2011	435,000	433,912
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (b)	560,000	529,200
Peabody Energy Corp., 7.375%, 11/1/2016	400,000	426,000
Quicksilver Resources, Inc., 7.125%, 4/1/2016	385,000	376,337
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	150,000	149,063
144A, 7.5%, 11/30/2016	475,000	473,219
Southern Natural Gas, 8.875%, 3/15/2010	2,345,000	2,460,116
Stone Energy Corp.:
6.75%, 12/15/2014	1,715,000	1,637,825
144A, 8.124%**, 7/15/2010	480,000	475,200
Transmeridian Exploration, Inc., 12.0%, 12/15/2010 (b)	970,000	933,625
	Principal Amount ($)(a)	Value ($)

Williams Companies, Inc.:
8.125%, 3/15/2012	3,685,000	3,989,012
8.75%, 3/15/2032	1,665,000	1,881,450
		27,396,591
Financials 12.0%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	810,000	875,274
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,495,000	1,360,450
BCP Crystal Holdings Corp., 9.625%, 6/15/2014	200,000	221,000
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	295,000	299,425
E*TRADE Financial Corp.:
7.375%, 9/15/2013	550,000	572,000
7.875%, 12/1/2015	410,000	435,625
8.0%, 6/15/2011	890,000	930,050
Ford Motor Credit Co.:
7.25%, 10/25/2011	3,820,000	3,740,819
7.375%, 10/28/2009	7,390,000	7,405,741
7.875%, 6/15/2010	1,860,000	1,875,449
8.0%, 12/15/2016	265,000	261,860
8.11%**, 1/13/2012	475,000	470,686
GMAC LLC:
6.875%, 9/15/2011	8,555,000	8,774,846
8.0%, 11/1/2031	3,538,000	4,061,865
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	395,000	400,431
Idearc, Inc., 144A, 8.0%, 11/15/2016	2,285,000	2,319,275
iPayment, Inc., 9.75%, 5/15/2014	510,000	524,025
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	1,800,000	1,867,500
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	2,280,000	2,485,200
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	995,000	1,013,656
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	850,000	807,500
UCI Holding Co., Inc., 144A, 12.365%**, 12/15/2013 (PIK)	600,000	582,000
Universal City Development, 11.75%, 4/1/2010	2,540,000	2,720,975
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	1,000,000	990,000
		44,995,652
Health Care 1.9%
HCA, Inc.:
6.5%, 2/15/2016 (b)	530,000	446,525
144A, 9.125%, 11/15/2014	790,000	844,313
144A, 9.25%, 11/15/2016	1,750,000	1,874,687
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016 (b)	1,225,000	1,318,406
144A, 11.354%**, 6/15/2014 (b)	190,000	202,350
Tenet Healthcare Corp., 9.25%, 2/1/2015	2,510,000	2,510,000
		7,196,281
Industrials 8.4%
Aleris International, Inc., 144A, 9.0%, 12/15/2014	495,000	497,475
Allied Security Escrow Corp., 11.375%, 7/15/2011	819,000	839,475
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	1,985,000	2,109,062
	Principal Amount ($)(a)	Value ($)

American Color Graphics, 10.0%, 6/15/2010 (b)	945,000	670,950
Browning-Ferris Industries:
7.4%, 9/15/2035	1,560,000	1,458,600
9.25%, 5/1/2021	920,000	975,200
Case New Holland, Inc., 9.25%, 8/1/2011	2,190,000	2,318,662
Cenveo Corp., 7.875%, 12/1/2013	1,257,000	1,206,720
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	1,705,000	1,743,362
Congoleum Corp., 8.625%, 8/1/2008*	1,200,000	1,140,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	195,000	196,463
7.625%, 2/1/2018	1,205,000	1,241,150
Education Management LLC, 144A, 8.75%, 6/1/2014	480,000	496,800
Esco Corp.:
144A, 8.625%, 12/15/2013 (b)	995,000	1,022,363
144A, 9.235%**, 12/15/2013 (b)	445,000	451,675
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	375,000	397,500
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	1,660,000	1,568,700
8.875%, 4/1/2012 (b)	1,865,000	1,892,975
Kansas City Southern:
7.5%, 6/15/2009	395,000	398,456
9.5%, 10/1/2008	3,420,000	3,573,900
Millennium America, Inc., 9.25%, 6/15/2008	810,000	836,325
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	915,000	956,175
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	295,000	310,488
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	180,000	200,025
Riverdeep Bank, 11.063%, 12/15/2007	1,095,000	1,096,369
Ship Finance International Ltd., 8.5%, 12/15/2013	460,000	459,425
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	1,420,000	1,508,750
Titan International, Inc., 144A, 8.0%, 1/15/2012	995,000	1,001,219
Williams Partners LP, 144A, 7.25%, 2/1/2017	495,000	504,900
Xerox Capital Trust I, 8.0%, 2/1/2027	335,000	342,119
		31,415,283
Information Technology 3.8%
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	495,000	493,144
L-3 Communications Corp.:
5.875%, 1/15/2015	2,205,000	2,127,825
Series B, 6.375%, 10/15/2015	730,000	722,700
Lucent Technologies, Inc., 6.45%, 3/15/2029	3,290,000	3,035,025
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	1,370,000	1,325,475
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	1,710,000	1,825,425
UGS Corp., 10.0%, 6/1/2012	1,610,000	1,754,900
Unisys Corp., 7.875%, 4/1/2008	2,890,000	2,882,775
		14,167,269
	Principal Amount ($)(a)	Value ($)

Materials 11.2%
ARCO Chemical Co., 9.8%, 2/1/2020	4,940,000	5,705,700
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	485,000	327,375
Chemtura Corp., 6.875%, 6/1/2016	975,000	938,437
Constar International, Inc., 11.0%, 12/1/2012 (b)	255,000	235,875
CPG International I, Inc.:
10.5%, 7/1/2013	1,510,000	1,538,312
12.39%**, 7/1/2012	645,000	657,900
Crystal US Holdings:
Series A, Step-up Coupon, 0% to 10/1/2009, 10% to 10/1/2014	1,945,000	1,662,975
Series B, Step-up Coupon, 0% to 10/1/2009, 10.5% to 10/1/2014 (b)	545,000	468,700
Equistar Chemical Funding, 10.625%, 5/1/2011	1,215,000	1,293,975
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	1,550,000	1,631,375
GEO Specialty Chemicals, Inc., 144A, 13.36%**, 12/31/2009	3,044,000	2,511,300
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	345,000	344,138
Greif, Inc., 8.875%, 8/1/2012	830,000	871,500
Hexcel Corp., 6.75%, 2/1/2015	1,895,000	1,866,575
Huntsman LLC, 11.625%, 10/15/2010	2,422,000	2,646,035
International Coal Group, Inc., 10.25%, 7/15/2014	650,000	650,000
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,170,000	936,000
Lyondell Chemical Co., 10.5%, 6/1/2013	335,000	368,500
Massey Energy Co.:
6.625%, 11/15/2010	1,375,000	1,375,000
6.875%, 12/15/2013	720,000	676,800
Metals USA Holding Corp., 144A, 11.365%**, 1/15/2012	700,000	672,000
Momentive Performance, 144A, 9.75%, 12/1/2014	495,000	495,000
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	2,441,000	2,196,900
Neenah Foundry Co.:
144A, 9.5%, 1/1/2017	695,000	698,475
144A, 13.0%, 9/30/2013	732,460	732,460
NewMarket Corp., 144A, 7.125%, 12/15/2016	1,190,000	1,190,000
OM Group, Inc., 9.25%, 12/15/2011 (b)	675,000	706,219
Omnova Solutions, Inc., 11.25%, 6/1/2010	2,785,000	2,993,875
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,962,795	29,442
Pliant Corp., 11.625%, 6/15/2009 (PIK)	11	12
Radnor Holdings Corp., 11.0%, 3/15/2010*	265,000	663
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	420,000	447,300
The Mosaic Co.:
144A, 7.375%, 12/1/2014	1,195,000	1,226,369
144A, 7.625%, 12/1/2016	400,000	414,500
	Principal Amount ($)(a)	Value ($)

TriMas Corp., 9.875%, 6/15/2012	1,371,000	1,326,442
United States Steel Corp., 9.75%, 5/15/2010	979,000	1,041,411
Witco Corp., 6.875%, 2/1/2026	390,000	341,250
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	850,000	688,500
		41,907,290
Telecommunication Services 4.8%
American Cellular Corp., Series B, 10.0%, 8/1/2011	750,000	793,125
Centennial Communications Corp., 10.0%, 1/1/2013 (b)	780,000	829,725
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	2,290,000	2,370,150
8.375%, 1/15/2014 (b)	1,575,000	1,618,312
Dobson Cellular Systems, 9.875%, 11/1/2012	780,000	850,200
Dobson Communications Corp., 8.875%, 10/1/2013	700,000	713,125
Insight Midwest LP, 9.75%, 10/1/2009	319,000	324,184
Intelsat Corp., 144A, 9.0%, 6/15/2016	345,000	365,269
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	745,000	778,525
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	4,095,000	4,199,115
Qwest Corp., 7.25%, 9/15/2025	1,395,000	1,433,362
Rural Cellular Corp., 9.875%, 2/1/2010 (b)	925,000	983,969
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	1,075,000	1,029,313
Ubiquitel Operating Co., 9.875%, 3/1/2011	615,000	664,200
US Unwired, Inc., Series B, 10.0%, 6/15/2012	1,075,000	1,182,500
Windstream Corp., 144A, 8.625%, 8/1/2016	45,000	49,275
		18,184,349
Utilities 8.4%
AES Corp., 144A, 8.75%, 5/15/2013	5,790,000	6,202,537
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	3,885,000	4,263,787
CMS Energy Corp., 8.5%, 4/15/2011	3,270,000	3,556,125
Mirant Americas Generation LLC, 8.3%, 5/1/2011	365,000	374,125
Mirant North America LLC, 7.375%, 12/31/2013	360,000	365,400
Mission Energy Holding Co., 13.5%, 7/15/2008	4,680,000	5,159,700
NRG Energy, Inc.:
7.25%, 2/1/2014	1,560,000	1,571,700
7.375%, 2/1/2016	3,155,000	3,170,775
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	4,095,000	4,484,025
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	1,040,000	1,042,600
Sierra Pacific Resources:
6.75%, 8/15/2017	1,160,000	1,137,740
8.625%, 3/15/2014 (b)	200,000	214,732
		31,543,246
Total Corporate Bonds (Cost $306,754,613)		307,123,471

	Principal Amount ($)(a)	Value ($)

Foreign Bonds — US$ Denominated 11.7%
Consumer Discretionary 2.0%
Dollarama Group Holdings LP, 144A, 11.12%**, 8/15/2012	495,000	491,288
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	2,825,000	3,019,219
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	495,000	498,094
Shaw Communications, Inc., 8.25%, 4/11/2010	655,000	695,937
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	2,482,000	2,236,902
Unity Media GmbH, 144A, 10.375%, 2/15/2015 (b)	410,000	398,213
Vitro, SA de CV, Series A, 11.75%, 11/1/2013	225,000	246,375
		7,586,028
Energy 0.4%
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	595,000	611,363
Secunda International Ltd., 13.374%**, 9/1/2012	890,000	920,037
		1,531,400
Financials 1.6%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	2,685,000	3,101,175
Doral Financial Corp., 6.204%**, 7/20/2007 (b)	2,115,000	1,922,015
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	590,000	543,537
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	575,000	477,250
		6,043,977
Health Care 0.4%
Biovail Corp., 7.875%, 4/1/2010	1,535,000	1,567,619
Industrials 1.4%
Bombardier, Inc., 144A, 8.0%, 11/15/2014	280,000	287,000
Kansas City Southern de Mexico:
144A, 7.625%, 12/1/2013	1,345,000	1,345,000
9.375%, 5/1/2012	1,220,000	1,302,350
12.5%, 6/15/2012	1,026,000	1,108,080
Navios Maritime Holdings, 144A, 9.5%, 12/15/2014	695,000	684,742
Stena AB, 9.625%, 12/1/2012	480,000	511,200
Supercanal Holding SA, Series REG S, 11.5%, 5/15/2005*	100,000	15,000
		5,253,372
Information Technology 0.3%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	950,000	954,750
Materials 2.0%
Cascades, Inc., 7.25%, 2/15/2013	1,471,000	1,467,322
ISPAT Inland ULC, 9.75%, 4/1/2014	1,820,000	2,033,850
Novelis, Inc., Step-up Coupon, 8.25% to 1/4/2007, 7.25% to 2/15/2015	2,430,000	2,351,025
Rhodia SA:
8.875%, 6/1/2011	581,000	612,955
10.25%, 6/1/2010	640,000	729,600
	Principal Amount ($)(a)	Value ($)

Tembec Industries, Inc., 8.625%, 6/30/2009	690,000	472,650
		7,667,402
Sovereign Bonds 0.4%
Federative Republic of Brazil, 8.875%, 10/14/2019 (b)	605,000	738,100
Republic of Argentina, 5.59%**, 8/3/2012 (PIK)	1,200,000	850,387
		1,588,487
Telecommunication Services 3.2%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	1,950,000	1,828,125
Embratel, Series B, 11.0%, 12/15/2008 (b)	212,000	232,670
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	285,000	282,150
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	895,000	982,262
Intelsat Ltd., 5.25%, 11/1/2008	895,000	870,388
Millicom International Cellular SA, 10.0%, 12/1/2013	465,000	506,850
Mobifon Holdings BV, 12.5%, 7/31/2010	2,251,000	2,487,387
Nortel Networks Ltd.:
144A, 9.624%**, 7/15/2011	1,790,000	1,886,212
144A, 10.125%, 7/15/2013	820,000	885,600
144A, 10.75%, 7/15/2016	695,000	760,156
Stratos Global Corp., 9.875%, 2/15/2013	1,135,000	1,095,275
		11,817,075
Total Foreign Bonds — US$ Denominated (Cost $43,829,020)		44,010,110

Foreign Bonds — Non US$ Denominated 1.5%
Consumer Discretionary 0.4%
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	385,000	485,553
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	905,000	1,161,792
		1,647,345
Financials 0.6%
Codere Finance Luxembourg SA, 144A, 8.25%, 6/15/2015 EUR	445,000	621,199
Louis No. 1 PLC:
144A, 8.5%, 12/1/2014 EUR	500,000	660,025
144A, 10.0%, 12/1/2016 EUR	295,000	391,362
Ono Finance II, 144A, 8.0%, 5/16/2014 EUR	435,000	591,448
		2,264,034
Materials 0.2%
Rhodia SA, 144A, 6.242%**, 10/15/2013 EUR	640,000	844,410
Sovereign Bonds 0.3%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	706,205	979,304
Total Foreign Bonds — Non US$ Denominated (Cost $5,428,771)		5,735,093
	Shares	Value ($)

Preferred Stocks 0.0%
ION Media Networks, Inc. 14.25%, (PIK) (Cost $9,006)	1	7,450
	Principal Amount ($)(a)	Value ($)

Loan Participation 0.2%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 12.65%**, 6/4/2010 (Cost $712,500)	712,500	712,500
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A, Expiration 6/15/2009*	95	0
DeCrane Aircraft Holdings, Inc. 144A, Expiration 9/30/2008*	1,350	0
TravelCenters of America, Inc., Expiration 5/1/2009*	345	8,625
Total Warrants (Cost $1,409)		8,625
	Units	Value ($)

Other Investments 0.6%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	1,100,000	940,500
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	1,735,000	1,301,250
Total Other Investments (Cost $2,251,365)		2,241,750
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	24,225	20,591
GEO Specialty Chemicals, Inc. 144A*	2,206	1,875
IMPSAT Fiber Networks, Inc.*	13,327	123,075
Total Common Stocks (Cost $1,058,657)		145,541

Convertible Preferred Stocks 0.1%
ION Media Networks, Inc.:
144A, 9.75% (PIK)	60	274,993
Series AI, 144A, 9.75% (PIK)	6	27,300
Total Convertible Preferred Stocks (Cost $455,025)		302,293

Securities Lending Collateral 10.6%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $39,617,550)	39,617,550	39,617,550

Cash Equivalents 1.1%
Cash Management QP Trust, 5.46% (e) (Cost $4,049,599)	4,049,599	4,049,599
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $404,167,515)+	107.8	403,953,982
Other Assets and Liabilities, Net	(7.8)	(29,138,892)
Net Assets	100.0	374,815,090
+ The cost for federal income tax purposes was $404,356,452. At December 31, 2006, net unrealized depreciation for all securities based on tax cost was $402,470. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,330,191 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,732,661.
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	1,200,000	USD	1,114,956	1,140,000
Grupo Iusacell SA de CV	10.0%	7/15/2004	285,000	USD	182,087	282,150
Oxford Automotive, Inc.	12.0%	10/15/2010	1,962,795	USD	1,574,274	29,442
Radnor Holdings Corp.	11.0%	3/15/2010	265,000	USD	242,395	663
Supercanal Holding SA	11.5%	5/15/2005	100,000	USD	10,000	15,000
					3,123,712	1,467,255
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of December 31, 2006.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $38,814,439 which is 10.4% of net assets.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

At December 31, 2006, the open credit default swap contract purchased was as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Portfolio	Underlying Debt Obligation	Unrealized Appreciation ($)
9/27/2006 12/20/2011	3,500,000+	Fixed — 3.25%	Dow Jones CDX High Yield	103,778
Counterparty: + JPMorgan Chase

As of December 31, 2006, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	795,000	USD	1,062,812	2/12/2007	11,227
EUR	2,451,000	USD	3,253,541	2/12/2007	11,486
Total unrealized appreciation					22,713
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	640,000	USD	816,576	1/5/2007	(28,472)
EUR	100,000	USD	126,119	1/12/2007	(5,968)
EUR	490,000	USD	625,394	2/5/2007	(22,561)
EUR	305,000	USD	389,607	2/9/2007	(13,780)
EUR	93,000	USD	119,631	2/12/2007	(3,385)
Total unrealized depreciation					(74,166)
Currency Abbreviations
EUR Euro USD US Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $360,500,366) — including $38,814,439 of securities loaned	$ 360,286,833
Investment in Daily Assets Fund Institutional (cost $39,617,550)*	39,617,550
Investment in Cash Management QP Trust (cost $4,049,599)	4,049,599
Total investments in securities, at value (cost $404,167,515)	403,953,982
Cash	3,431,545
Foreign currency, at value (cost $47,034)	47,278
Interest receivable	7,599,766
Receivable for Portfolio shares sold	21,450
Foreign taxes recoverable	779
Unrealized appreciation on forward foreign currency exchange contracts	22,713
Unrealized appreciation on credit default swap contracts	103,778
Other assets	10,843
Total assets	415,192,134
Liabilities
Payable for Portfolio shares redeemed	234,457
Payable upon return of securities loaned	39,617,550
Accrued management fee	188,848
Unrealized depreciation on forward foreign currency exchange contracts	74,166
Other accrued expenses and payables	262,023
Total liabilities	40,377,044
Net assets, at value	$ 374,815,090
Net Assets
Net assets consist of: Undistributed net investment income	28,104,439
Net unrealized appreciation (depreciation) on: Investments	(213,533)
Credit default swaps	103,778
Foreign currency related transactions	(46,802)
Accumulated net realized gain (loss)	(116,011,566)
Paid-in capital	462,878,774
Net assets, at value	$ 374,815,090
Class A Net Asset Value, offering and redemption price per share ($321,548,895 ÷ 38,357,993 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.38
Class B Net Asset Value, offering and redemption price per share ($53,266,195 ÷ 6,354,214 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.38
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income Dividends	$ 14,868
Interest (net of foreign taxes withheld of $618)	31,393,163
Interest — Cash Management QP Trust	451,180
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	122,029
Total Income	31,981,240
Expenses: Management fee	2,263,303
Custodian fees	30,922
Distribution service fees (Class B)	133,627
Record keeping fees (Class B)	75,618
Auditing	59,873
Legal	16,648
Trustees' fees and expenses	30,652
Reports to shareholders	190,761
Other	116,209
Total expenses before expense reductions	2,917,613
Expense reductions	(9,582)
Total expenses after expense reductions	2,908,031
Net investment income	29,073,209
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,844,246)
Credit default swaps	73,879
Foreign currency related transactions	(470,784)
(4,241,151)
Net unrealized appreciation (depreciation) during the period on: Investments	12,731,846
Credit default swaps	103,778
Foreign currency related transactions	(1,659)
12,833,965
Net gain (loss) on investment transactions	8,592,814
Net increase (decrease) in net assets resulting from operations	$ 37,666,023

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 29,073,209	$ 33,801,550
Net realized gain (loss) on investment transactions	(4,241,151)	1,281,093
Net unrealized appreciation (depreciation) on investment transactions during the period	12,833,965	(19,453,613)
Net increase (decrease) in net assets resulting from operations	37,666,023	15,629,030
Distributions to shareholders from: Net investment income: Class A	(26,233,542)	(33,565,659)
Class B	(4,096,501)	(5,270,980)
Portfolio share transactions: Class A Proceeds from shares sold	42,074,123	75,871,095
Reinvestment of distributions	26,233,542	33,565,659
Cost of shares redeemed	(96,640,530)	(139,459,552)
Net increase (decrease) in net assets from Class A share transactions	(28,332,865)	(30,022,798)
Class B Proceeds from shares sold	8,449,167	14,544,739
Reinvestment of distributions	4,096,501	5,270,980
Cost of shares redeemed	(15,970,978)	(17,547,469)
Net increase (decrease) in net assets from Class B share transactions	(3,425,310)	2,268,250
Increase (decrease) in net assets	(24,422,195)	(50,962,157)
Net assets at beginning of period	399,237,285	450,199,442
Net assets at end of period (including undistributed net investment income of $28,104,439 and $29,781,622, respectively)	$ 374,815,090	$ 399,237,285
Other Information
Class A Shares outstanding at beginning of period	41,769,600	44,826,321
Shares sold	5,241,451	9,379,235
Shares issued to shareholders in reinvestment of distributions	3,376,260	4,275,880
Shares redeemed	(12,029,318)	(16,711,836)
Net increase (decrease) in Class A shares	(3,411,607)	(3,056,721)
Shares outstanding at end of period	38,357,993	41,769,600
Class B Shares outstanding at beginning of period	6,770,189	6,474,194
Shares sold	1,037,633	1,758,405
Shares issued to shareholders in reinvestment of distributions	525,192	669,756
Shares redeemed	(1,978,800)	(2,132,166)
Net increase (decrease) in Class B shares	(415,975)	295,995
Shares outstanding at end of period	6,354,214	6,770,189

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.23	$ 8.78	$ 8.43	$ 7.40	$ 8.13
Income (loss) from investment operations: Net investment income[a]	.62	.68	.67	.67	.75
Net realized and unrealized gain (loss) on investment transactions	.19	(.38)	.31	1.03	(.74)
Total from investment operations	.81	.30	.98	1.70	.01
Less distributions from: Net investment income	(.66)	(.85)	(.63)	(.67)	(.74)
Net asset value, end of period	$ 8.38	$ 8.23	$ 8.78	$ 8.43	$ 7.40
Total Return (%)	10.47	3.89	12.42	24.62	(.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	322	344	393	413	329
Ratio of expenses (%)	.71	.70	.66	.67	.66
Ratio of net investment income (%)	7.73	8.27	8.11	8.62	10.07
Portfolio turnover rate (%)	93	100	162	165	138
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.22	$ 8.77	$ 8.41	$ 7.39	$ 7.21
Income (loss) from investment operations: Net investment income[b]	.59	.65	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	.20	(.39)	.32	1.03	(.13)
Total from investment operations	.79	.26	.96	1.67	.18
Less distributions from: Net investment income	(.63)	(.81)	(.60)	(.65)	—
Net asset value, end of period	$ 8.38	$ 8.22	$ 8.77	$ 8.41	$ 7.39
Total Return (%)	10.11	3.41	12.08	24.14	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	56	57	37	1
Ratio of expenses (%)	1.10	1.10	1.06	1.06	.92*
Ratio of net investment income (%)	7.34	7.87	7.71	8.23	8.78*
Portfolio turnover rate (%)	93	100	162	165	138
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Performance Summary December 31, 2006

DWS International Select Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS International Select Equity VIP
[] DWS International Select Equity VIP — Class A [] MSCI EAFE® + EMF Index

The MSCI EAFE® + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International Select Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,556	$17,002	$19,097	$20,137
	Average annual total return	25.56%	19.35%	13.81%	7.25%
MSCI EAFE + EMF Index	Growth of $10,000	$12,776	$18,034	$21,630	$22,404
	Average annual total return	27.76%	21.72%	16.68%	8.40%
DWS International Select Equity VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$12,506	$16,799	$19,224
	Average annual total return		25.06%	18.88%	15.65%
MSCI EAFE + EMF Index	Growth of $10,000		$12,776	$18,034	$21,843
	Average annual total return		27.76%	21.72%	18.96%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS International Select Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,145.40	$ 1,143.50
Expenses Paid per $1,000*	$ 4.97	$ 7.02
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,020.57	$ 1,018.65
Expenses Paid per $1,000*	$ 4.69	$ 6.61
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS International Select Equity VIP	.92%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS International Select Equity VIP

An environment characterized by strong corporate earnings, robust global growth and a high level of merger and acquisition activity helped propel the MSCI EAFE® + EMF Index to a US dollar return of 27.76% during 2006. For the 12 months ended December 31, 2006, the Portfolio had a return of 25.56% (Class A shares, unadjusted for contract charges), lagging the return of the index.

The largest contribution to the Portfolio's return came from stock selection in the telecommunications, consumer discretionary and health care sectors. Within telecommunications, the Portfolio benefited from the strong performance of Luxembourg-based Millicom International Cellular SA, which operates under the brand Tigo in 17 developing countries. In consumer discretionary, shares of Whitbread PLC — a U.K. operator of budget lodging, restaurants and fitness clubs — climbed to an all-time high. Also aiding performance was Greene King PLC, a U.K. brewer of beer and operator of tenanted pub houses. The company reported a strong increase in its first half profits as a warm U.K. summer spurred increased lager sales. Within health care, top contributors were Fresenius Medical Care AG & Co., a dialysis treatment provider based in Germany, and Denmark's Novo Nordisk AS, a world leader in diabetes treatments.

These contributions were offset by the Portfolio's underperformance in the industrials and financials sectors. With respect to the former, relative performance was hurt by mediocre results from Japan's Mitsubishi Corp.* and Brazil's Gol-Linhas Aereas Inteligentes SA, (ADR). With regard to the latter, the Portfolio's holdings in Japanese banks, including Mitsubishi UFJ Financial Group Inc.*, Nishi-Nippon City Bank Ltd.* and Credit Saison Co., Ltd.,* underperformed.

Matthias Knerr, CFA

Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio's is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE® + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* As of December 31, 2006, the positions were sold.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS International Select Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	94%	99%
Preferred Stocks	3%	1%
Cash Equivalents	3%	—
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	12/31/06	12/31/05

Continental Europe	56%	48%
Japan	20%	23%
United Kingdom	15%	17%
Latin America	6%	3%
Asia (excluding Japan)	3%	6%
Australia	—	3%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/06	12/31/05

Financials	30%	30%
Consumer Discretionary	17%	17%
Health Care	12%	9%
Industrials	9%	10%
Information Technology	8%	6%
Energy	6%	11%
Telecommunications Services	6%	1%
Materials	5%	8%
Consumer Staples	5%	6%
Utilities	2%	2%
	100%	100%

Asset allocation, geographical and sector diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 146. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS International Select Equity VIP

	Shares	Value ($)

Common Stocks 93.9%
Austria 1.5%
Erste Bank der oesterreichischen Sparkassen AG (Cost $3,538,796)	58,900	4,499,555
Belgium 2.0%
KBC Groep NV (Cost $5,880,363)	47,900	5,863,366
Brazil 3.1%
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	131,200	3,761,504
Petroleo Brasileiro SA (ADR)	51,000	5,252,490
(Cost $6,631,368)		9,013,994
China 1.0%
Shanghai Electric Group Co., Ltd. "H" (Cost $3,043,128)	7,397,600	3,093,804
Denmark 1.9%
Novo Nordisk AS "B" (Cost $4,171,149)	66,400	5,528,130
Finland 3.3%
Nokia Oyj	282,800	5,751,508
Nokian Renkaat Oyj (a)	199,500	4,086,562
(Cost $7,832,165)		9,838,070
France 4.3%
Societe Generale	42,361	7,167,184
Total SA	77,341	5,577,004
(Cost $8,282,245)		12,744,188
Germany 10.7%
Bayer AG	103,221	5,537,718
Commerzbank AG	81,279	3,084,560
E.ON AG	38,677	5,247,420
Fresenius Medical Care AG & Co.	35,653	4,737,333
Hypo Real Estate Holding AG	139,125	8,739,778
Merck KGaA	40,064	4,152,147
(Cost $20,197,946)		31,498,956
Greece 1.8%
National Bank of Greece SA (Cost $4,518,907)	114,000	5,235,996
Ireland 1.5%
Anglo Irish Bank Corp. PLC (Cost $2,784,801)	213,741	4,431,698
Italy 4.7%
Banca Italease	113,500	6,594,632
UniCredito Italiano SpA	820,900	7,175,423
(Cost $10,803,066)		13,770,055
Japan 19.1%
Canon, Inc.	164,500	9,316,898
Casio Computer Co., Ltd.	216,000	4,906,721
Daito Trust Construction Co., Ltd.	95,500	4,369,400
Eisai Co., Ltd.	93,000	5,114,225
Komatsu Ltd.	232,000	4,673,287
Mitsui Fudosan Co., Ltd.	286,000	6,995,218
ORIX Corp.	21,400	6,209,700
Sumitomo Corp.	313,000	4,666,810
	Shares	Value ($)

Suzuki Motor Corp.	194,000	5,484,779
Yamaha Motor Co., Ltd.	145,800	4,589,846
(Cost $44,729,285)		56,326,884
Kazakhstan 0.6%
KazMunaiGas Exploration Production (GDR)* (Cost $1,115,568)	76,200	1,863,852
Korea 1.6%
Samsung Electronics Co., Ltd. (GDR), 144A (Cost $3,282,029)	14,690	4,833,010
Luxembourg 1.6%
Millicom International Cellular SA* (a) (Cost $2,728,825)	78,000	4,807,920
Mexico 2.9%
Fomento Economico Mexicano SA de CV (ADR)	41,300	4,780,888
Grupo Financiero Banorte SA de CV "O"	976,800	3,819,312
(Cost $6,583,386)		8,600,200
Norway 1.7%
Statoil ASA (a) (Cost $5,176,501)	190,600	5,024,961
Pakistan 0.5%
MCB Bank Ltd. (GDR) 144A (Cost $1,422,133)	79,387	1,428,966
Spain 2.8%
Telefonica SA (Cost $7,147,350)	387,645	8,226,367
Sweden 7.9%
Atlas Copco AB "B"	174,900	5,645,590
Rezidor Hotel Group AB*	621,500	5,356,232
Swedish Match AB	248,700	4,647,549
Tele2 AB "B"	215,800	3,142,599
Telefonaktiebolaget LM Ericsson "B"	1,100,700	4,435,526
(Cost $19,650,628)		23,227,496
Switzerland 4.6%
Compagnie Financiere Richemont AG "A" (Unit)	85,559	4,969,524
Lonza Group AG (Registered)	33,360	2,875,498
Roche Holding AG (Genusschein)	32,671	5,845,532
(Cost $9,565,392)		13,690,554
United Kingdom 14.8%
Aviva PLC	286,738	4,603,615
BHP Billiton PLC	328,559	6,070,075
Capita Group PLC	453,601	5,389,648
Greene King PLC	230,123	5,098,382
Hammerson PLC	102,221	3,147,796
Shire PLC	230,282	4,756,958
Standard Chartered PLC	189,991	5,522,127
Tesco PLC	510,397	4,033,262
Whitbread PLC	157,078	5,149,076
(Cost $38,138,420)		43,770,939
Total Common Stocks (Cost $217,223,451)		277,318,961
	Shares	Value ($)

Preferred Stocks 3.1%
Germany
Fresenius AG	22,257	4,783,100
Porsche AG	3,473	4,417,185
Total Preferred Stocks (Cost $6,640,561)		9,200,285

Securities Lending Collateral 2.8%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $8,370,138)	8,370,138	8,370,138
	Shares	Value ($)

Cash Equivalents 2.6%
Cash Management QP Trust, 5.46% (d) (Cost $7,611,107)	7,611,107	7,611,107
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $239,845,257)+	102.4	302,500,491
Other Assets and Liabilities, Net	(2.4)	(7,049,293)
Net Assets	100.0	295,451,198
* Non-income producing security.
+ The cost for federal income tax purposes was $246,522,161. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $55,978,330. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,051,478 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,073,148.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $8,172,045 which is 2.8% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $223,864,012) — including $8,172,045 of securities loaned	$ 286,519,246
Investment in Daily Assets Fund Institutional (cost $8,370,138)*	8,370,138
Investment in Cash Management QP Trust (cost $7,611,107)	7,611,107
Total investments in securities, at value (cost $239,845,257)	302,500,491
Foreign currency, at value (cost $821,133)	820,658
Receivable for investments sold	870,195
Dividends receivable	363,221
Interest receivable	31,481
Receivable for Portfolio shares sold	61,151
Foreign taxes recoverable	124,869
Other assets	8,149
Total assets	304,780,215
Liabilities
Payable for investments purchased	138,611
Payable for Portfolio shares redeemed	469,618
Payable upon return of securities loaned	8,370,138
Accrued management fee	200,847
Other accrued expenses and payables	149,803
Total liabilities	9,329,017
Net assets, at value	$ 295,451,198
Net Assets
Net assets consist of: Undistributed net investment income	1,329,997
Net unrealized appreciation (depreciation) on: Investments	62,655,234
Foreign currency related transactions	17,908
Accumulated net realized gain (loss)	27,670,053
Paid-in capital	203,778,006
Net assets, at value	$ 295,451,198
Class A Net Asset Value, offering and redemption price per share ($222,667,768 ÷ 13,653,834 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.31
Class B Net Asset Value, offering and redemption price per share ($72,783,430 ÷ 4,475,081 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.26
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $632,837)	$ 6,560,131
Interest	12,602
Interest — Cash Management QP Trust	172,503
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	319,681
Total Income	7,064,917
Expenses: Management fee	2,094,158
Custodian fees	157,859
Distribution service fees (Class B)	171,003
Record keeping fees (Class B)	86,025
Auditing	60,243
Legal	12,954
Trustees' fees and expenses	25,105
Reports to shareholders	81,147
Other	43,141
Total expenses before expense reductions	2,731,635
Expense reductions	(4,122)
Total expenses after expense reductions	2,727,513
Net investment income (loss)	4,337,404
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $5,994)	51,886,972
Foreign currency related transactions	(158,457)
Net increase from payments by affiliates and net losses realized on trades executed incorrectly	—
51,728,515
Net unrealized appreciation (depreciation) during the period on: Investments	6,799,480
Foreign currency related transactions	11,456
6,810,936
Net gain (loss) on investment transactions	58,539,451
Net increase (decrease) in net assets resulting from operations	$ 62,876,855

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 4,337,404	$ 3,609,139
Net realized gain (loss) on investment transactions	51,728,515	26,472,017
Net unrealized appreciation (depreciation) during the period on investment transactions	6,810,936	3,296,964
Net increase (decrease) in net assets resulting from operations	62,876,855	33,378,120
Distributions to shareholders from: Net investment income: Class A	(4,319,400)	(5,238,343)
Class B	(1,106,261)	(1,218,036)
Portfolio share transactions: Class A Proceeds from shares sold	19,462,653	24,909,113
Reinvestment of distributions	4,319,400	5,238,343
Cost of shares redeemed	(40,279,711)	(38,838,821)
Net increase (decrease) in net assets from Class A share transactions	(16,497,658)	(8,691,365)
Class B Proceeds from shares sold	6,691,885	13,931,982
Reinvestment of distributions	1,106,261	1,218,036
Cost of shares redeemed	(11,527,517)	(5,723,561)
Net increase (decrease) in net assets from Class B share transactions	(3,729,371)	9,426,457
Increase (decrease) in net assets	37,224,165	27,656,833
Net assets at beginning of period	258,227,033	230,570,200
Net assets at end of period (including undistributed net investment income of $1,329,997 and $1,038,108, respectively)	$ 295,451,198	$ 258,227,033
Other Information
Class A Shares outstanding at beginning of period	14,778,650	15,442,740
Shares sold	1,353,025	2,084,048
Shares issued to shareholders in reinvestment of distributions	298,301	457,897
Shares redeemed	(2,776,142)	(3,206,035)
Net increase (decrease) in Class A shares	(1,124,816)	(664,090)
Shares outstanding at end of period	13,653,834	14,778,650
Class B Shares outstanding at beginning of period	4,725,198	3,923,204
Shares sold	460,794	1,162,087
Shares issued to shareholders in reinvestment of distributions	76,399	106,471
Shares redeemed	(787,310)	(466,564)
Net increase (decrease) in Class B shares	(250,117)	801,994
Shares outstanding at end of period	4,475,081	4,725,198

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 13.25	$ 11.91	$ 10.18	$ 7.96	$ 9.24
Income (loss) from investment operations: Net investment income (loss)[a]	.24[b]	.20	.17	.10	.12
Net realized and unrealized gain (loss) on investment transactions	3.11	1.48	1.67	2.23	(1.36)
Total from investment operations	3.35	1.68	1.84	2.33	(1.24)
Less distributions from: Net investment income	(.29)	(.34)	(.11)	(.11)	(.04)
Net asset value, end of period	$ 16.31	$ 13.25	$ 11.91	$ 10.18	$ 7.96
Total Return (%)	25.56	14.51	18.25	29.83	(13.48)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	223	196	184	147	120
Ratio of expenses (%)	.88	.87	.89	.94	.85
Ratio of net investment income (%)	1.65[b]	1.59	1.58	1.17	1.46
Portfolio turnover rate (%)	122	93	88	139	190
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.21	$ 11.88	$ 10.15	$ 7.94	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.19[c]	.15	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	3.09	1.47	1.67	2.24	(1.06)
Total from investment operations	3.28	1.62	1.80	2.30	(1.04)
Less distributions from: Net investment income	(.23)	(.29)	(.07)	(.09)	—
Net asset value, end of period	$ 16.26	$ 13.21	$ 11.88	$ 10.15	$ 7.94
Total Return (%)	25.06	14.00	17.84	29.42	(11.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	62	47	18.4
Ratio of expenses (%)	1.26	1.26	1.28	1.33	1.11*
Ratio of net investment income (%)	1.27[c]	1.20	1.19	.78	.54*
Portfolio turnover rate (%)	122	93	88	139	190
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.15 per share and 1.01% of average daily net assets, respectively.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Janus Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for the 3-year and Life of Class periods for Class B shares reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns for Class B shares would have been lower.

Growth of an Assumed $10,000 Investment in DWS Janus Growth & Income VIP from 10/29/1999 to 12/31/2006
[] DWS Janus Growth & Income VIP — Class A [] Russell 1000® Growth Index

The Russell 1000® Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Janus Growth & Income VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,843	$13,556	$13,450	$12,315
	Average annual total return	8.43%	10.67%	6.11%	2.95%
Russell 1000 Growth Index	Growth of $10,000	$10,907	$12,205	$11,420	$8,203
	Average annual total return	9.07%	6.87%	2.69%	-2.73%
DWS Janus Growth & Income VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,798	$13,400	$14,960
	Average annual total return		7.98%	10.25%	9.37%
Russell 1000 Growth Index	Growth of $10,000		$10,907	$12,205	$14,415
	Average annual total return		9.07%	6.87%	8.47%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations October 29, 1999. Index returns began on October 31, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

cInformation About Your Portfolio's Expenses

DWS Janus Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,062.40	$ 1,061.00
Expenses Paid per $1,000*	$ 4.42	$ 6.44
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,020.92	$ 1,018.95
Expenses Paid per $1,000*	$ 4.33	$ 6.31
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Janus Growth & Income VIP	.85%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Janus Growth & Income VIP

The broad-market rally continued for much of the fourth quarter amid strong earnings reports, a plethora of merger and acquisition activity, and hope that the Federal Reserve's next monetary policy action could be easing. Despite some signs of moderating inflationary pressures and a steady labor market, concerns over the still-elevated level of inflation and worries about a housing-induced economic slowdown remained. DWS Janus Growth & Income VIP produced a total return of 8.43% for the 12-month period ending December 31, 2006 (Class A shares unadjusted for contract charges), slightly underperforming the 9.07% return of its benchmark, the Russell 1000® Growth Index.

Holdings within the information technology sector detracted the most from relative performance during the time period. An overweight position in the consumer discretionary sector contributed positively to the Portfolio during the period.1 Certain industrials picks also aided returns. Overweight exposure to energy and our underweighting within the consumer staples group helped to offset poor performance of some of our selections within those groups.

As challenges persist, the Portfolio Manager relies on in-depth, company-focused research in his efforts to attempt to generate favorable long-term results for shareholders.

Minyoung Sohn
Portfolio Manager

Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Janus Growth & Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	98%	89%
Cash Equivalents	2%	3%
Preferred Stocks	—	2%
Convertible Preferred Stocks	—	6%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/06	12/31/05

Information Technology	25%	28%
Energy	18%	18%
Consumer Discretionary	17%	11%
Financials	12%	13%
Health Care	11%	15%
Industrials	9%	8%
Consumer Staples	8%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 156. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Janus Growth & Income VIP

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 16.5%
Hotels Restaurants & Leisure 3.5%
Boyd Gaming Corp. (a)	50,645	2,294,725
Four Seasons Hotels Ltd.	32,680	2,679,433
Harrah's Entertainment, Inc.	33,685	2,786,423
		7,760,581
Household Durables 0.6%
NVR, Inc.*	2,245	1,448,025
Internet & Catalog Retail 0.8%
Amazon.com, Inc.* (a)	46,315	1,827,590
Leisure Equipment & Products 1.7%
Marvel Entertainment, Inc.* (a)	141,887	3,818,179
Media 5.0%
British Sky Broadcasting Group PLC	444,341	4,540,079
Clear Channel Outdoor Holdings, Inc. "A"*	20,000	558,200
Lamar Advertising Co. "A"*	49,205	3,217,515
XM Satellite Radio Holdings, Inc. "A"* (a)	200,000	2,890,000
		11,205,794
Multiline Retail 1.0%
Nordstrom, Inc.	45,850	2,262,239
Specialty Retail 3.9%
Best Buy Co., Inc.	57,130	2,810,224
PETsMART, Inc.	90,380	2,608,367
Tiffany & Co.	84,170	3,302,831
		8,721,422
Consumer Staples 7.4%
Food & Staples Retailing 3.1%
CVS Corp.	152,905	4,726,293
Whole Foods Market, Inc.	50,000	2,346,500
		7,072,793
Food Products 0.3%
Archer-Daniels-Midland Co.	23,835	761,767
Household Products 2.6%
Procter & Gamble Co.	90,710	5,829,932
Tobacco 1.4%
Altria Group, Inc.	35,300	3,029,446
Energy 17.0%
Energy Equipment & Services 1.3%
Halliburton Co.	96,310	2,990,425
Oil, Gas & Consumable Fuels 15.7%
Apache Corp.	20,495	1,363,123
EnCana Corp.	116,118	5,335,622
EOG Resources, Inc.	18,040	1,126,598
ExxonMobil Corp.	73,395	5,624,259
Hess Corp.	120,739	5,985,032
Peabody Energy Corp.	42,410	1,713,788
Petro-Canada	82,744	3,388,094
Suncor Energy, Inc.	95,343	7,504,638
Valero Energy Corp.	64,890	3,319,773
		35,360,927
	Shares	Value ($)

Financials 11.4%
Commercial Banks 3.1%
Commerce Bancorp, Inc. (a)	81,535	2,875,739
US Bancorp.	112,657	4,077,057
		6,952,796
Diversified Financial Services 5.9%
Citigroup, Inc.	139,708	7,781,736
JPMorgan Chase & Co.	114,180	5,514,894
		13,296,630
Thrifts & Mortgage Finance 2.4%
Fannie Mae	92,065	5,467,740
Health Care 11.1%
Biotechnology 3.3%
Amylin Pharmaceuticals, Inc.* (a)	80,000	2,885,600
Celgene Corp.*	29,955	1,723,311
Genentech, Inc.*	30,000	2,433,900
Neurocrine Biosciences, Inc.* (a)	32,180	335,316
		7,378,127
Health Care Equipment & Supplies 0.7%
Align Technology, Inc.* (a)	120,340	1,681,150
Health Care Providers & Services 2.3%
Coventry Health Care, Inc.*	102,685	5,139,384
Pharmaceuticals 4.8%
Roche Holding AG (Genusschein)	35,806	6,406,449
Sanofi-Aventis (a)	46,777	4,307,385
		10,713,834
Industrials 9.2%
Aerospace & Defense 1.4%
Boeing Co.	34,845	3,095,630
Air Freight & Logistics 1.0%
United Parcel Service, Inc. "B"	31,630	2,371,617
Electrical Equipment 3.2%
Rockwell Automation, Inc.	63,155	3,857,508
Suntech Power Holdings Co., Ltd. (ADR)* (a)	100,000	3,401,000
		7,258,508
Industrial Conglomerates 3.4%
General Electric Co.	204,105	7,594,747
Road & Rail 0.2%
Canadian National Railway Co.	11,275	485,163
Information Technology 24.7%
Communications Equipment 2.1%
Nokia Oyj (ADR)	119,320	2,424,582
QUALCOMM, Inc.	60,000	2,267,400
		4,691,982
Computers & Peripherals 6.0%
Apple Computer, Inc.*	5,420	459,833
Dell, Inc.*	138,315	3,470,323
EMC Corp.*	494,245	6,524,034
Rackable Systems, Inc.* (a)	100,000	3,097,000
		13,551,190
	Shares	Value ($)

Internet Software & Services 4.9%
Google, Inc. "A"*	10,500	4,835,040
Yahoo!, Inc.*	240,985	6,154,757
		10,989,797
Semiconductors & Semiconductor Equipment 10.1%
Advanced Micro Devices, Inc.*	343,330	6,986,766
NVIDIA Corp.*	111,494	4,126,393
Samsung Electronics Co., Ltd. (GDR), 144A	20,000	6,580,000
Spansion, Inc. "A"*	138,840	2,063,162
Texas Instruments, Inc.	104,300	3,003,840
		22,760,161
Software 1.6%
Electronic Arts, Inc.*	70,480	3,549,373
Total Common Stocks (Cost $171,290,919)		219,066,949
	Shares	Value ($)

Preferred Stocks 0.8%
Financials 0.8%
Diversified 0.8%
Allegro Invest Corp., SA, Series APPL, 144A, 9.08% (Cost $1,811,918)	22,453	1,850,826

Securities Lending Collateral 11.2%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $25,288,674)	25,288,674	25,288,674

Cash Equivalents 1.6%
Cash Management QP Trust, 5.46% (d) (Cost $3,492,359)	3,492,359	3,492,359
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $201,883,870)+	110.9	249,698,808
Other Assets and Liabilities, Net	(10.9)	(24,610,045)
Net Assets	100.0	225,088,763
* Non-income producing security.
+ The cost for federal income tax purposes was $202,144,695. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $47,554,113. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,138,256 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,584,143.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $24,437,431 which is 10.86% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

As of December 31, 2006, the Portfolio had the following open foreign forward currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
CHF	1,355,000	USD	1,112,936	1/11/2007	(262)
EUR	1,115,000	USD	1,421,625	1/11/2007	(51,060)
CHF	925,000	USD	756,553	3/14/2007	(7,616)
EUR	200,000	USD	252,710	3/15/2007	(12,200)
Total net unrealized depreciation					(71,138)
Currency Abbreviations
CHF Swiss Franc EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $173,102,837) — including $24,437,431 of securities loaned	$ 220,917,775
Investments in Daily Asset Fund Institutional, (cost $25,288,674)*	25,288,674
Investment in Cash Management QP Trust (cost $3,492,359)	3,492,359
Total investments in securities, at value (cost $201,883,870)	249,698,808
Cash	30,852
Receivable for investments sold	783,120
Dividends receivable	237,125
Interest receivable	1,160
Receivable for Portfolio shares sold	10,276
Foreign taxes recoverable	838
Other assets	6,652
Total assets	250,768,831
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	71,138
Payable upon return of securities loaned	25,288,674
Payable for Portfolio shares redeemed	98,884
Accrued management fee	139,168
Other accrued expenses and payables	82,204
Total liabilities	25,680,068
Net assets, at value	$ 225,088,763
Net Assets
Net assets consist of: Undistributed net investment income	1,186,939
Net unrealized appreciation (depreciation) on: Investments	47,814,938
Foreign currency related transactions	(71,383)
Accumulated net realized gain (loss)	(15,915,558)
Paid-in capital	192,073,827
Net assets, at value	$ 225,088,763
Class A Net Asset Value, offering and redemption price per share ($193,435,557 ÷ 16,236,105 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.91
Class B Net Asset Value, offering and redemption price per share ($31,653,206 ÷ 2,676,871 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.82
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $65,650)	$ 3,325,544
Interest — Cash Management QP Trust	140,124
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	32,611
Total Income	3,498,279
Expenses: Management fee	1,719,994
Custodian and accounting fees	90,845
Distribution service fees (Class B)	81,050
Record keeping fees (Class B)	46,333
Auditing	46,252
Legal	8,324
Trustees' fees and expenses	23,010
Reports to shareholders	34,370
Other	26,252
Total expenses before expense reductions	2,076,430
Expense reductions	(4,833)
Total expenses after expense reductions	2,071,597
Net investment income (loss)	1,426,682
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	26,055,434
Foreign currency related transactions	(11,174)
26,044,260
Net unrealized appreciation (depreciation) during the period on: Investments	(9,178,903)
Foreign currency related transactions	(206,407)
(9,385,310)
Net gain (loss) on investment transactions	16,658,950
Net increase (decrease) in net assets resulting from operations	$ 18,085,632

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 1,426,682	$ 828,820
Net realized gain (loss) on investment transactions	26,044,260	9,144,683
Net unrealized appreciation (depreciation) during the period on investment transactions	(9,385,310)	14,101,550
Net increase (decrease) in net assets resulting from operations	18,085,632	24,075,053
Distributions to shareholders from: Net investment income: Class A	(1,244,972)	(419,512)
Class B	(74,570)	—
Portfolio share transactions: Class A Proceeds from shares sold	11,754,230	11,053,339
Reinvestment of distributions	1,244,972	419,512
Cost of shares redeemed	(28,913,722)	(23,499,483)
Net increase (decrease) in net assets from Class A share transactions	(15,914,520)	(12,026,632)
Class B Proceeds from shares sold	2,861,992	5,186,158
Reinvestment of distributions	74,570	—
Cost of shares redeemed	(6,002,097)	(3,183,678)
Net increase (decrease) in net assets from Class B share transactions	(3,065,535)	2,002,480
Increase (decrease) in net assets	(2,213,965)	13,631,389
Net assets at beginning of period	227,302,728	213,671,339
Net assets at end of period (including undistributed net investment income of $1,186,939 and $1,090,973, respectively)	$ 225,088,763	$ 227,302,728
Other Information
Class A Shares outstanding at beginning of period	17,645,394	18,888,001
Shares sold	1,022,138	1,050,942
Shares issued to shareholders in reinvestment of distributions	107,325	43,249
Shares redeemed	(2,538,752)	(2,336,798)
Net increase (decrease) in Class A shares	(1,409,289)	(1,242,607)
Shares outstanding at end of period	16,236,105	17,645,394
Class B Shares outstanding at beginning of period	2,946,169	2,758,937
Shares sold	250,333	500,557
Shares issued to shareholders in reinvestment of distributions	6,456	—
Shares redeemed	(526,087)	(313,325)
Net increase (decrease) in Class B shares	(269,298)	187,232
Shares outstanding at end of period	2,676,871	2,946,169

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002*
Selected Per Share Data					(Restated)
Net asset value, beginning of period	$ 11.05	$ 9.88	$ 8.86	$ 7.18	$ 9.05
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.05	.03	.03	.04
Net realized and unrealized gain (loss) on investment transactions	.86	1.14	.99	1.71	(1.86)
Total from investment operations	.93	1.19	1.02	1.74	(1.82)
Less distributions from: Net investment income	(.07)	(.02)	—	(.06)	(.05)
Net asset value, end of period	$ 11.91	$ 11.05	$ 9.88	$ 8.86	$ 7.18
Total Return (%)	8.43	12.11	11.51	24.37	(20.22)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	193	195	187	189	167
Ratio of expenses (%)	.85	.92	1.06	1.07	1.04
Ratio of net investment income (loss) (%)	.68	.45	.34	.40	.54
Portfolio turnover rate (%)	44	32	52	46	57
[a] Based on average shares outstanding during the period.
* Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

Class B Years Ended December 31,	2006	2005	2004	2003	2002a***
Selected Per Share Data					(Restated)
Net asset value, beginning of period	$ 10.97	$ 9.82	$ 8.84	$ 7.17	$ 7.96
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.01	(.01)	.00[c]	.02
Net realized and unrealized gain (loss) on investment transactions	.85	1.14	.99	1.71	(.81)
Total from investment operations	.88	1.15	.98	1.71	(.79)
Less distributions from: Net investment income	(.03)	—	—	(.04)	—
Net asset value, end of period	$ 11.82	$ 10.97	$ 9.82	$ 8.84	$ 7.17
Total Return (%)	7.98	11.71[d]	11.09	23.94	(9.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	32	27	15.4
Ratio of expenses before expense reductions (%)	1.24	1.32	1.44	1.47	1.29*
Ratio of expenses after expense reductions (%)	1.24	1.30	1.44	1.47	1.29*
Ratio of net investment income (loss) (%)	.29	.07	(.04)	(.01)	.48*
Portfolio turnover rate (%)	44	32	52	46	57
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005 per share.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

Performance Summary December 31, 2006

DWS Large Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns during 3-, 5- and 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP
[] DWS Large Cap Value VIP — Class A [] Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,541	$12,953	$14,602	$24,117
	Average annual total return	15.41%	9.01%	7.87%	9.20%
Russell 1000 Value Index	Growth of $10,000	$12,225	$15,245	$16,746	$28,390
	Average annual total return	22.25%	15.09%	10.86%	11.00%
DWS Large Cap Value VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$11,496	$12,804	$14,884
	Average annual total return		14.96%	8.59%	9.25%
Russell 1000 Value Index	Growth of $10,000		$12,225	$15,245	$17,586
	Average annual total return		22.25%	15.09%	13.37%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Large Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,110.70	$ 1,108.10
Expenses Paid per $1,000*	$ 4.52	$ 6.59
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,020.92	$ 1,018.95
Expenses Paid per $1,000*	$ 4.33	$ 6.31
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.85%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Large Cap Value VIP

During 2006, the US equity markets were strong with most posting double digit returns. Small-cap stocks (as measured by the Russell 2000® Index) performed better than large-cap stocks (as measured by the Russell 1000® Index), as they have for several years. Comparison of Russell Growth and Russell Value indexes reveals that value stocks performed better than growth stocks in all size categories.

With a return of 15.41% (Class A shares, unadjusted for contract charges), the Portfolio performed in line with the S&P 500® Index, which returned 15.79%, but underperformed its other benchmark, the Russell 1000® Value Index, which posted a return of 22.25%. The significantly higher return of the Russell 1000 Value Index resulted from the benchmark's mid cap bias and outsized weights of selected mega caps which did well.

All 10 industry sectors within the S&P 500 Index and the Russell 1000 Value Index had positive performance. In both indexes, the strongest sector was telecommunication services, while the weakest was health care. Several of the holdings that contributed most to the Portfolio's performance were in the energy sector; these include Marathon Oil Corp.*, Chevron Corp. and Baker Hughes, Inc. Also positive was the Portfolio's position in the financials sector where holdings that performed particularly well include Morgan Stanley, Bear Stearns Cos.*, JPMorgan Chase & Co. and US Bancorp. In the health care sector, the Portfolio's performance relative to its benchmarks benefited from not owning some of the weakest stocks. The Portfolio's positioning in information technology detracted from performance, particularly an overweight in Intel Corp., which dropped on disappointing earnings and investor concerns regarding increased competition in semiconductors.1 Also negative was a position in Analog Devices Inc.*, which has been sold on fundamental concerns.

The following person will handle the day-to-day management of the portfolio through February 4, 2007.

David Hone, CFA
Portfolio Manager

Effective February 5, 2007, the following individual will handle the day-to-day management of the portfolio.

Thomas Schuessler, PhD
Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.
* As of December 31, 2006, the positions were sold.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	96%	95%
Cash Equivalents	4%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Financials	33%	25%
Energy	19%	16%
Information Technology	10%	20%
Industrials	9%	9%
Health Care	8%	7%
Consumer Discretionary	7%	7%
Consumer Staples	5%	6%
Telecommunication Services	4%	3%
Materials	4%	3%
Utilities	1%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 167. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Large Cap Value VIP

	Shares	Value ($)

Common Stocks 96.2%
Consumer Discretionary 7.1%
Media 0.1%
Idearc, Inc.*	7,185	205,850
Multiline Retail 2.2%
Federated Department Stores, Inc.	112,300	4,281,999
Target Corp.	46,600	2,658,530
		6,940,529
Specialty Retail 4.8%
Best Buy Co., Inc.	77,200	3,797,468
Lowe's Companies, Inc.	152,200	4,741,030
Staples, Inc.	160,100	4,274,670
TJX Companies, Inc.	91,600	2,612,432
		15,425,600
Consumer Staples 5.0%
Beverages 1.7%
Coca-Cola Co.	108,700	5,244,775
Food Products 1.5%
General Mills, Inc.	81,100	4,671,360
Household Products 1.8%
Colgate-Palmolive Co.	88,200	5,754,168
Energy 17.8%
Energy Equipment & Services 6.3%
Baker Hughes, Inc.	65,300	4,875,298
BJ Services Co.	161,800	4,743,976
ENSCO International, Inc.	101,300	5,071,078
Schlumberger Ltd.	81,300	5,134,908
		19,825,260
Oil, Gas & Consumable Fuels 11.5%
Anadarko Petroleum Corp.	104,800	4,560,896
Apache Corp.	23,700	1,576,287
BP PLC (ADR)	65,900	4,421,890
Chevron Corp.	85,200	6,264,756
ConocoPhillips	75,000	5,396,250
Devon Energy Corp.	67,700	4,541,316
ExxonMobil Corp.	123,000	9,425,490
		36,186,885
Financials 31.3%
Capital Markets 3.9%
Lehman Brothers Holdings, Inc.	71,000	5,546,520
Morgan Stanley	43,000	3,501,490
The Goldman Sachs Group, Inc.	16,100	3,209,535
		12,257,545
Commercial Banks 10.2%
National City Corp.	163,900	5,992,184
Regions Financial Corp.	63,901	2,389,898
SunTrust Banks, Inc.	24,200	2,043,690
US Bancorp.	167,500	6,061,825
Wachovia Corp.	170,100	9,687,195
Wells Fargo & Co.	169,000	6,009,640
		32,184,432
Diversified Financial Services 10.6%
Bank of America Corp.	213,926	11,421,509
	Shares	Value ($)

Citigroup, Inc.	224,500	12,504,650
JPMorgan Chase & Co.	195,200	9,428,160
		33,354,319
Insurance 4.9%
Aflac, Inc.	70,700	3,252,200
American International Group, Inc.	118,100	8,463,046
Hartford Financial Services Group, Inc.	41,200	3,844,372
		15,559,618
Thrifts & Mortgage Finance 1.7%
Washington Mutual, Inc.	113,700	5,172,213
Health Care 7.6%
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	133,800	6,206,981
Pharmaceuticals 5.6%
Abbott Laboratories	85,300	4,154,963
Johnson & Johnson	67,300	4,443,146
Pfizer, Inc.	202,800	5,252,520
Wyeth	74,700	3,803,724
		17,654,353
Industrials 9.0%
Aerospace & Defense 3.0%
Honeywell International, Inc.	65,800	2,976,792
L-3 Communications Holdings, Inc.	42,700	3,492,006
United Technologies Corp.	49,400	3,088,488
		9,557,286
Industrial Conglomerates 1.1%
General Electric Co.	90,500	3,367,505
Machinery 3.7%
Dover Corp.	32,500	1,593,150
Illinois Tool Works, Inc.	103,000	4,757,570
Ingersoll-Rand Co., Ltd. "A"	133,400	5,219,942
		11,570,662
Road & Rail 1.2%
Burlington Northern Santa Fe Corp.	51,000	3,764,310
Information Technology 9.2%
Communications Equipment 2.9%
Cisco Systems, Inc.*	118,000	3,224,940
Harris Corp.	52,800	2,421,408
Nokia Oyj (ADR)	175,600	3,568,192
		9,214,540
Computers & Peripherals 1.1%
Hewlett-Packard Co.	82,697	3,406,289
Semiconductors & Semiconductor Equipment 3.3%
Applied Materials, Inc.	173,900	3,208,455
Intel Corp.	256,700	5,198,175
Texas Instruments, Inc.	71,800	2,067,840
		10,474,470
Software 1.9%
Symantec Corp.*	282,500	5,890,125
	Shares	Value ($)

Materials 3.8%
Chemicals 2.6%
Dow Chemical Co.	115,300	4,605,082
E.I. du Pont de Nemours & Co.	73,700	3,589,927
		8,195,009
Containers & Packaging 1.2%
Sonoco Products Co.	104,500	3,977,270
Telecommunication Services 4.2%
Diversified Telecommunication Services
AT&T, Inc.	158,600	5,669,950
Verizon Communications, Inc.	206,500	7,690,060
		13,360,010
	Shares	Value ($)

Utilities 1.2%
Electric Utilities
FPL Group, Inc.	68,100	3,706,003
Total Common Stocks (Cost $248,831,677)		303,127,367

Cash Equivalents 3.9%
Cash Management QP Trust, 5.46% (a) (Cost $12,210,507)	12,210,507	12,210,507
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $261,042,184)+	100.1	315,337,874
Other Assets and Liabilities, Net	(0.1)	(426,256)
Net Assets	100.0	314,911,618
* Non-income producing security.
+ The cost for federal income tax purposes was $262,783,940. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $52,553,934. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $56,434,606 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,880,672.
(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $248,831,677)	$ 303,127,367
Investment in Cash Management QP Trust (cost $12,210,507)	12,210,507
Total investments in securities, at value (cost $261,042,184)	315,337,874
Receivable for investments sold	487,162
Dividends receivable	350,094
Interest receivable	45,006
Receivable for Portfolio shares sold	53,257
Foreign taxes recoverable	114
Other assets	6,548
Total assets	316,280,055
Liabilities
Payable for Portfolio shares redeemed	62,905
Payable for investments purchased	471,491
Due to custodian	487,315
Accrued management fee	200,884
Other accrued expenses and payables	145,842
Total liabilities	1,368,437
Net assets, at value	$ 314,911,618
Net Assets
Net assets consist of: Undistributed net investment income	5,231,439
Net unrealized appreciation (depreciation) on investments	54,295,690
Accumulated net realized gain (loss)	9,489,671
Paid-in capital	245,894,818
Net assets, at value	$ 314,911,618
Class A Net Asset Value, offering and redemption price per share ($274,866,571 ÷ 15,303,964 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.96
Class B Net Asset Value, offering and redemption price per share ($40,045,047 ÷ 2,232,310 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $41,515)	$ 7,100,161
Interest — Cash Management QP Trust	712,367
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	16,879
Other income**	139,707
Total Income	7,969,114
Expenses: Management fee	2,335,628
Custodian fees	18,323
Distribution service fees (Class B)	100,296
Record keeping fees (Class B)	55,116
Auditing	49,475
Legal	12,732
Trustees' fees and expenses	25,235
Reports to shareholders	118,105
Other	21,070
Total expenses before expense reductions	2,735,980
Expense reductions	(4,673)
Total expenses after expense reductions	2,731,307
Net investment income (loss)	5,237,807
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	25,014,587
Net unrealized appreciation (depreciation) during the period on investments	14,129,866
Net gain (loss) on investment transactions	39,144,453
Net increase (decrease) in net assets resulting from operations	$ 44,382,260
** Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note J).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 5,237,807	$ 4,890,927
Net realized gain (loss) on investment transactions	25,014,587	11,041,062
Net unrealized appreciation (depreciation) during the period on investment transactions	14,129,866	(10,143,924)
Net increase (decrease) in net assets resulting from operations	44,382,260	5,788,065
Distributions to shareholders from: Net investment income: Class A	(4,273,682)	(4,761,672)
Class B	(482,902)	(575,737)
Portfolio share transactions: Class A Proceeds from shares sold	20,402,810	36,091,471
Reinvestment of distributions	4,273,682	4,761,672
Cost of shares redeemed	(52,316,305)	(47,266,915)
Net increase (decrease) in net assets from Class A share transactions	(27,639,813)	(6,413,772)
Class B Proceeds from shares sold	1,368,796	4,068,880
Reinvestment of distributions	482,902	575,737
Cost of shares redeemed	(7,365,382)	(4,564,820)
Net increase (decrease) in net assets from Class B share transactions	(5,513,684)	79,797
Increase (decrease) in net assets	6,472,179	(5,883,319)
Net assets at beginning of period	308,439,439	314,322,758
Net assets at end of period (including undistributed net investment income of $5,231,439 and $4,759,802, respectively)	$ 314,911,618	$ 308,439,439
Other Information
Class A Shares outstanding at beginning of period	16,949,748	17,350,180
Shares sold	1,230,380	2,330,962
Shares issued to shareholders in reinvestment of distributions	263,158	312,241
Shares redeemed	(3,139,322)	(3,043,635)
Net increase (decrease) in Class A shares	(1,645,784)	(400,432)
Shares outstanding at end of period	15,303,964	16,949,748
Class B Shares outstanding at beginning of period	2,564,460	2,560,016
Shares sold	81,671	261,484
Shares issued to shareholders in reinvestment of distributions	29,681	37,679
Shares redeemed	(443,502)	(294,719)
Net increase (decrease) in Class B shares	(332,150)	4,444
Shares outstanding at end of period	2,232,310	2,564,460

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 15.81	$ 15.79	$ 14.57	$ 11.24	$ 13.40
Income (loss) from investment operations: Net investment income (loss)[a]	.29[c]	.26	.27	.24	.23
Net realized and unrealized gain (loss) on investment transactions	2.12	.04	1.18	3.33	(2.20)
Total from investment operations	2.41	.30	1.45	3.57	(1.97)
Less distributions from: Net investment income	(.26)	(.28)	(.23)	(.24)	(.19)
Net asset value, end of period	$ 17.96	$ 15.81	$ 15.79	$ 14.57	$ 11.24
Total Return (%)	15.41[c]	1.97[b]	10.07	32.60	(14.98)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	275	268	274	263	215
Ratio of expenses before expense reductions (%)	.83	.80	.80	.80	.79
Ratio of expenses after expense reductions (%)	.83	.80	.80	.80	.79
Ratio of net investment income (loss) (%)	1.73[c]	1.64	1.84	1.94	1.84
Portfolio turnover rate (%)	76	64	40	58	84
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.79	$ 15.77	$ 14.55	$ 11.23	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[b]	.23[d]	.19	.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	2.11	.05	1.17	3.35	(1.69)
Total from investment operations	2.34	.24	1.39	3.53	(1.54)
Less distributions from: Net investment income	(.19)	(.22)	(.17)	(.21)	—
Net asset value, end of period	$ 17.94	$ 15.79	$ 15.77	$ 14.55	$ 11.23
Total Return (%)	14.96[d]	1.58[c]	9.65	32.19	(12.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	40	40	18.5
Ratio of expenses before expense reductions (%)	1.21	1.21	1.18	1.19	1.04*
Ratio of expenses after expense reductions (%)	1.21	1.20	1.18	1.19	1.04*
Ratio of net investment income (loss) %)	1.35[d]	1.24	1.46	1.55	2.74*
Portfolio turnover rate (%)	76	64	40	58	84
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mid Cap Growth VIP from 5/1/1999 to 12/31/2006
[] DWS Mid Cap Growth VIP — Class A [] Russell Midcap™ Growth Index

Russell Midcap™ Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,095	$13,263	$12,335	$12,831
	Average annual total return	10.95%	9.87%	4.29%	3.31%
Russell Midcap Growth Index	Growth of $10,000	$11,066	$14,325	$14,840	$14,632
	Average annual total return	10.66%	12.73%	8.22%	5.09%
DWS Mid Cap Growth VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$11,055	$13,132	$16,649
	Average annual total return		10.55%	9.51%	12.01%
Russell Midcap Growth Index	Growth of $10,000		$11,066	$14,325	$18,482
	Average annual total return		10.66%	12.73%	14.62%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns began on April 30, 1999.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,096.90	$ 1,094.70
Expenses Paid per $1,000*	$ 4.76	$ 6.76
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,020.67	$ 1,018.75
Expenses Paid per $1,000*	$ 4.58	$ 6.51
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mid Cap Growth VIP	.90%	1.28%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio of any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Mid Cap Growth VIP

For the 12 months ended December 31, 2006, stocks posted mixed performance in the first half of the year, then ended the period strongly. The second quarter witnessed the 17th straight short-term interest rate hike by the US Federal Reserve Board (the Fed) to 5.25%, as well as a reversal of fortune in the equity markets, a stark contrast from strength during the first quarter. Economic activity was moderating, consumer spending had downshifted and some measures of inflation had edged up slightly. At its August meeting, the Fed decided to pause in raising short-term rates, as it felt that the lagged effects of its credit tightening and the ongoing contraction in the housing market would slow economic activity and ease strains on key economic resources. In the third quarter, stocks rallied based on receding commodity prices and declining long-term rates, then a fourth quarter rally led to double-digit equity market gains for the year. Energy prices remained low, inflation concerns were tame and the consensus of a soft landing paved the way for 2007.

For the annual period ending December 31, 2006, the Portfolio returned 10.95% (Class A shares, unadjusted for contract charges), outperforming the 10.66% return of the Russell Midcap™ Growth Index.

During the period, detractors from performance included stock selection in the consumer discretionary and financials sectors as well as underweights to materials and information technology and an overweight to energy relative to the Portfolio benchmark.1 Positive contributors to performance included stock selection in the health care, industrials, and information technology sectors. We continue to maintain our long-term perspective, investing in quality mid-cap growth stocks.

Robert S. Janis Joseph Axtell
Lead Portfolio Manager Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	98%	97%
Cash Equivalents	2%	2%
Exchange Traded Funds	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Consumer Discretionary	24%	22%
Information Technology	18%	21%
Health Care	16%	22%
Industrials	14%	10%
Financials	12%	10%
Energy	11%	11%
Consumer Staples	2%	3%
Telecommunication Services	2%	1%
Materials	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 178. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.6%
Consumer Discretionary 23.1%
Hotels Restaurants & Leisure 1.1%
Melco PBL Entertainment (Macau) Ltd. (ADR)* (a)	31,300	665,438
Internet & Catalog Retail 4.7%
Coldwater Creek, Inc.* (a)	43,200	1,059,264
Nutri/System, Inc.* (a)	28,300	1,793,937
		2,853,201
Media 1.1%
XM Satellite Radio Holdings, Inc. "A"* (a)	45,200	653,140
Specialty Retail 6.9%
Abercrombie & Fitch Co. "A"	10,800	752,004
Guess?, Inc.*	20,400	1,293,972
Urban Outfitters, Inc.* (a)	94,200	2,169,426
		4,215,402
Textiles, Apparel & Luxury Goods 9.3%
Coach, Inc.*	63,900	2,745,144
Polo Ralph Lauren Corp.	37,940	2,946,420
		5,691,564
Consumer Staples 2.3%
Personal Products
Herbalife Ltd.*	35,100	1,409,616
Energy 10.7%
Energy Equipment & Services 4.3%
BJ Services Co.	19,250	564,410
Noble Corp.	17,470	1,330,340
Rowan Companies, Inc.	23,050	765,260
		2,660,010
Oil, Gas & Consumable Fuels 6.4%
Peabody Energy Corp.	29,940	1,209,875
Southwestern Energy Co.*	37,300	1,307,365
Ultra Petroleum Corp.*	28,830	1,376,633
		3,893,873
Financials 11.8%
Capital Markets 9.7%
Affiliated Managers Group, Inc.* (a)	22,310	2,345,451
E*TRADE Financial Corp.*	48,610	1,089,836
Jefferies Group, Inc.	46,500	1,247,130
Nuveen Investments "A"	23,900	1,239,932
		5,922,349
Diversified Financial Services 2.0%
Nasdaq Stock Market, Inc.* (a)	39,600	1,219,284
Real Estate Investment Trusts 0.1%
DCT Industrial Trust, Inc. (REIT)*	6,400	75,520
Health Care 16.1%
Biotechnology 1.3%
Celgene Corp.*	14,280	821,528
	Shares	Value ($)

Health Care Equipment & Supplies 3.2%
Hologic, Inc.*	15,100	713,928
Mentor Corp. (a)	25,300	1,236,411
		1,950,339
Health Care Providers & Services 6.5%
AMERIGROUP Corp.*	37,580	1,348,746
DaVita, Inc.*	22,960	1,305,965
Pediatrix Medical Group, Inc.*	26,200	1,281,180
		3,935,891
Health Care Technology 2.2%
Cerner Corp.* (a)	30,000	1,365,000
Life Sciences Tools & Services 2.9%
Thermo Fisher Scientific, Inc.*	38,820	1,758,158
Industrials 13.3%
Electrical Equipment 2.9%
Roper Industries, Inc. (a)	34,850	1,750,864
Machinery 9.1%
Joy Global, Inc.	29,590	1,430,381
Oshkosh Truck Corp.	36,780	1,780,888
Terex Corp.*	35,880	2,317,130
		5,528,399
Trading Companies & Distributors 1.3%
WESCO International, Inc.*	13,800	811,578
Information Technology 18.1%
Communications Equipment 5.9%
Comverse Technologies, Inc.* (a)	87,290	1,842,692
F5 Networks, Inc.*	23,500	1,743,935
		3,586,627
Computers & Peripherals 2.5%
Network Appliance, Inc.*	38,800	1,524,064
Internet Software & Services 4.9%
Akamai Technologies, Inc.* (a)	45,700	2,427,584
Digital River, Inc.* (a)	10,300	574,638
		3,002,222
IT Services 1.6%
Cognizant Technology Solutions Corp. "A"*	12,650	976,074
Semiconductors & Semiconductor Equipment 3.2%
MEMC Electronic Materials, Inc.*	50,000	1,957,000
Materials 0.5%
Metals & Mining
Allegheny Technologies, Inc.	3,300	299,244
Telecommunication Services 1.7%
Wireless Telecommunication Services
NII Holdings, Inc.* (a)	15,860	1,022,017
Total Common Stocks (Cost $44,609,557)		59,548,402

Securities Lending Collateral 26.8%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $16,364,610)	16,364,610	16,364,610
	Shares	Value ($)

Cash Equivalents 2.5%
Cash Management QP Trust, 5.46% (d) (Cost $1,509,632)	1,509,632	1,509,632
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $62,483,799)+	126.9	77,422,644
Other Assets and Liabilities, Net	(26.9)	(16,433,326)
Net Assets	100.0	60,989,318
* Non-income producing security.
+ The cost for federal income tax purposes was $62,525,621. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $14,897,023. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,397,684 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $500,661.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $15,835,868 which is 26.0% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $44,609,557) — including $15,835,868 of securities loaned	$ 59,548,402
Investment in Daily Assets Fund Institutional (cost $16,364,610)*	16,364,610
Investment in Cash Management QP Trust (cost $1,509,632)	1,509,632
Total investments in securities, at value (cost $62,483,799)	77,422,644
Receivable for investments sold	19,959
Dividends receivable	8,813
Interest receivable	10,586
Other assets	1,770
Total assets	77,463,772
Liabilities
Payable for Portfolio shares redeemed	15,067
Payable upon return of securities loaned	16,364,610
Accrued management fee	3,059
Other accrued expenses and payables	91,718
Total liabilities	16,474,454
Net assets, at value	$ 60,989,318
Net Assets
Net assets consist of: Accumulated net investment loss	(5,750)
Net unrealized appreciation (depreciation) on investments	14,938,845
Accumulated net realized gain (loss)	(28,575,530)
Paid-in capital	74,631,753
Net assets, at value	$ 60,989,318
Class A Net Asset Value, offering and redemption price per share ($53,071,342 ÷ 4,226,008 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.56
Class B Net Asset Value, offering and redemption price per share ($7,917,976 ÷ 640,328 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.37
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends	$ 158,328
Interest — Cash Management QP Trust	77,264
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,989
Other income**	16,995
Total Income	267,576
Expenses: Management fee	473,444
Custodian and accounting fees	67,937
Distribution service fees (Class B)	18,895
Record keeping fees (Class B)	10,269
Auditing	45,574
Legal	9,920
Trustees' fees and expenses	16,446
Reports to shareholders	34,160
Other	4,626
Total expenses before expense reductions	681,271
Expense reductions	(69,215)
Total expenses after expense reductions	612,056
Net investment income (loss)	(344,480)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	4,409,781
Net unrealized appreciation (depreciation) during the period on investments	2,176,003
Net gain (loss) on investment transactions	6,585,784
Net increase (decrease) in net assets resulting from operations	$ 6,241,304
** Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note J).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (344,480)	$ (292,729)
Net realized gain (loss) on investment transactions	4,409,781	6,195,328
Net unrealized appreciation (depreciation) during the period on investment transactions	2,176,003	2,483,401
Net increase (decrease) in net assets resulting from operations	6,241,304	8,386,000
Portfolio share transactions: Class A Proceeds from shares sold	5,059,680	10,629,646
Cost of shares redeemed	(14,794,831)	(14,069,195)
Net increase (decrease) in net assets from Class A share transactions	(9,735,151)	(3,439,549)
Class B Proceeds from shares sold	1,920,284	1,213,427
Cost of shares redeemed	(1,540,560)	(1,408,796)
Net increase (decrease) in net assets from Class B share transactions	379,724	(195,369)
Increase (decrease) in net assets	(3,114,123)	4,751,082
Net assets at beginning of period	64,103,441	59,352,359
Net assets at end of period (including accumulated net investment loss of $5,750 and $4,048, respectively)	$ 60,989,318	$ 64,103,441
Other Information
Class A Shares outstanding at beginning of period	5,056,911	5,401,258
Shares sold	418,748	1,010,050
Shares redeemed	(1,249,651)	(1,354,397)
Net increase (decrease) in Class A shares	(830,903)	(344,347)
Shares outstanding at end of period	4,226,008	5,056,911
Class B Shares outstanding at beginning of period	612,639	634,195
Shares sold	159,745	115,791
Shares redeemed	(132,056)	(137,347)
Net increase (decrease) in Class B shares	27,689	(21,556)
Shares outstanding at end of period	640,328	612,639

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.32	$ 9.84	$ 9.46	$ 7.06	$ 10.22
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)[c]	(.05)	(.01)	(.05)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.30	1.53	.39	2.45	(3.11)
Total from investment operations	1.24	1.48	.38	2.40	(3.12)
Less distributions from: Net investment income	—	—	—	—	(.04)
Net asset value, end of period	$ 12.56	$ 11.32	$ 9.84	$ 9.46	$ 7.06
Total Return (%)	10.95[b,c]	15.04[b]	4.02[b]	33.99[b]	(30.66)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	57	53	56	44
Ratio of expenses before expense reductions (%)	1.03	1.01	1.02	.98	.81
Ratio of expenses after expense reductions (%)	.93	.95	.95	.95	.81
Ratio of net investment income (loss) (%)	(.51)[c]	(.45)	(.11)	(.57)	(.19)
Portfolio turnover rate (%)	46	104	103	91	71
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.19	$ 9.76	$ 9.42	$ 7.06	$ 7.43
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)[d]	(.09)	(.05)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.28	1.52	.39	2.45	(.35)
Total from investment operations	1.18	1.43	.34	2.36	(.37)
Net asset value, end of period	$ 12.37	$ 11.19	$ 9.76	$ 9.42	$ 7.06
Total Return (%)	10.55[c,d]	14.65[c]	3.61[c]	33.43[c]	(4.98)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	6	4.1
Ratio of expenses before expense reductions (%)	1.42	1.40	1.41	1.37	1.06*
Ratio of expenses after expense reductions (%)	1.29	1.32	1.34	1.34	1.06*
Ratio of net investment income (loss) (%)	(.87)[d]	(.82)	(.50)	(.96)	(.47)*
Portfolio turnover rate (%)	46	104	103	91	71
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Moderate Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Moderate Allocation VIP from 8/16/2004 to 12/31/2006
[] DWS Moderate Allocation VIP — Class B [] Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment dividends and unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Moderate Allocation VIP		1-Year	Life of Portfolio*
Class B	Growth of $10,000	$11,093	$12,633
	Average annual total return	10.93%	10.37%
Russell 1000 Index	Growth of $10,000	$11,546	$13,642
	Average annual total return	15.46%	14.24%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Moderate Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,086.60
Expenses Paid per $1,000*	$ 3.05
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,022.28
Expenses Paid per $1,000*	$ 2.96
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,086.60
Expenses Paid per $1,000**	$ 6.63
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,018.85
Expenses Paid per $1,000**	$ 6.41
* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Portfolio's annualized expense ratio for the class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.58%
Estimated Indirect Expenses of Underlying DWS Portfolios	.68%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.26%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Moderate Allocation VIP

The US economy posted positive growth for all four quarters of 2006, although growth slowed somewhat in the last half of the year. All major asset classes — equities, bonds and cash — had positive returns for the year. Most equity indexes had double digit returns, while bond returns, except for high yield, were in single digits. Within the equity market, small-cap stocks (as measured by the Russell 2000® Index) performed better than large-cap stocks (as measured by the Russell 1000® Index), as they have for several years. Comparison of Russell Growth and Russell Value indexes reveals that value stocks performed better than growth stocks in all size categories.

For the 12 months ended December 31, 2006, the DWS Moderate Allocation VIP had a return of 10.93% (Class B shares, unadjusted for contract charges). The Portfolio's benchmark, the Russell 1000 Index, returned 15.46% for the same period. Since this Portfolio invests in stock and bond portfolios in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. Since this Portfolio invests in a blend of equity and bond portfolios, its return was above that of its major bond benchmarks but below that of its equity benchmarks.

The Portfolio's allocation between equity and fixed income portfolios remained close to its target of 60% equity and 40% fixed income during 2006, but with equities slightly overweighted throughout the year.1 This overweight was positive for returns, as equities outperformed fixed income. The Portfolio's position in bonds detracted from performance relative to the equity benchmark. Positions in international equity portfolios contributed to absolute performance, since international equities (as measured by the MSCI EAFE Index) outperformed US equities.

In the fixed income portion of the Portfolio, a position in high-yield bond portfolios and an overweight in cash equivalents, with a corresponding underweight in investment-grade portfolios, was positive for performance, as short-term interest rates continued to rise, providing attractive returns on cash equivalents.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East Index) is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index

1 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Moderate Allocation VIP

Asset Allocation	12/31/06	12/31/05

Equity Funds	61%	60%
Fixed Income — Bond Funds	32%	29%
Fixed Income — Money Market Funds	7%	11%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 188. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Moderate Allocation VIP

	Shares	Value ($)

Equity Funds 60.6%
DWS Blue Chip VIP "A"	840,853	13,596,596
DWS Capital Growth VIP "A"	400,220	7,300,005
DWS Davis Venture Value VIP "A"	765,752	10,911,971
DWS Dreman High Return Equity VIP "A"	653,224	9,811,419
DWS Dreman Small Mid Cap Value VIP "A"	488,007	11,190,007
DWS Global Opportunities VIP "A"	5,496	99,702
DWS Global Thematic VIP "A"	1,224	21,285
DWS Growth & Income VIP "A"	1,808,397	19,783,868
DWS International Select Equity VIP "A"	2,424	39,538
DWS International VIP "A"	936,119	12,562,715
DWS Large Cap Value VIP "A"	1,032,426	18,542,372
DWS Mid Cap Growth VIP "A"	7,574	95,135
DWS RREEF Real Estate Securities VIP "A"	125,066	2,803,974
DWS Small Cap Growth VIP "A"	121,896	1,729,705
Total Equity Funds (Cost $95,855,490)		108,488,292

	Shares	Value ($)

Fixed Income — Bond Funds 32.5%
DWS Core Fixed Income VIP "A"	4,476,966	53,096,816
DWS Government & Agency Securities VIP "A"	52	642
DWS High Income VIP "A"	482,240	4,041,168
DWS Strategic Income VIP "A"	83,353	983,571
Total Fixed Income — Bond Funds (Cost $56,804,818)		58,122,197

Fixed Income —Money Market Funds 7.0%
Cash Management QP Trust (Cost $12,422,512)	12,422,512	12,422,512
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $165,082,820)+	100.1	179,033,001
Other Assets and Liabilities, Net	(0.1)	(127,471)
Net Assets	100.0	178,905,530
+ The cost for federal income tax purposes was $165,717,808. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $13,315,193. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,315,193 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $152,660,308)	$ 166,610,489
Investment in Cash Management QP Trust (cost $12,422,512)	12,422,512
Total investments in securities, at value (cost $165,082,820)	179,033,001
Interest receivable	54,859
Other assets	4,970
Total assets	179,092,830
Liabilities
Payable for Portfolio shares redeemed	28,619
Accrued management fee	8,352
Other accrued expenses and payables	150,329
Total liabilities	187,300
Net assets, at value	$ 178,905,530
Net Assets
Net assets consist of: Undistributed net investment income	3,893,238
Net unrealized appreciation (depreciation) on investments	13,950,181
Accumulated net realized gain (loss)	5,809,434
Paid-in capital	155,252,677
Net assets, at value	$ 178,905,530
Class B Net Asset Value, offering and redemption price per share ($178,905,530 ÷ 14,409,131 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	3,244,960
Interest — Cash Management QP Trust	734,860
Total Income	3,979,820
Expenses: Management fee	268,882
Custodian and accounting fees	50,645
Distribution service fees (Class B)	448,138
Record keeping fees (Class B)	253,352
Auditing	41,271
Legal	13,604
Trustees' fees and expenses	19,101
Reports to shareholders	10,124
Other	7,179
Total expenses before expense reductions	1,112,296
Expense reductions	(89,628)
Total expenses after expense reductions	1,022,668
Net investment income (loss)	2,957,152
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	3,450,247
Capital gain distributions from Underlying Affiliated Portfolios	3,472,555
6,922,802
Net unrealized appreciation (depreciation) during the period on investments	8,346,369
Net gain (loss) on investment transactions	15,269,171
Net increase (decrease) in net assets resulting from operations	$ 18,226,323

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 2,957,152	$ 1,146,691
Net realized gain (loss) on investment transactions	6,922,802	1,514,979
Net unrealized appreciation (depreciation) during the period on investment transactions	8,346,369	4,147,334
Net increase (decrease) in net assets resulting from operations	18,226,323	6,809,004
Distributions to shareholders from: Net investment income: Class B	(1,569,948)	—
Net realized gains: Class B	(1,255,958)	(98,563)
Portfolio share transactions: Class B Proceeds from shares sold	12,643,004	129,422,492
Reinvestment of distributions	2,825,906	98,563
Cost of shares redeemed	(23,279,005)	(3,450,269)
Net increase (decrease) in net assets from Class B share transactions	(7,810,095)	126,070,786
Increase (decrease) in net assets	7,590,322	132,781,227
Net assets at beginning of period	171,315,208	38,533,981
Net assets at end of period (including undistributed net investment income of $3,893,238 and $1,492,734, respectively)	$ 178,905,530	$ 171,315,208
Other Information
Class B Shares outstanding at beginning of period	15,061,439	3,555,593
Shares sold	1,083,996	11,805,548
Shares issued to shareholders in reinvestment of distributions	244,244	9,229
Shares redeemed	(1,980,548)	(308,931)
Net increase (decrease) in Class B shares	(652,308)	11,505,846
Shares outstanding at end of period	14,409,131	15,061,439

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.37	$ 10.84	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.12	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.04	.43	.87
Total from investment operations	1.23	.55	.84
Less distributions from: Net investment income	(.10)	—	—
Net realized gain on investment transactions	(.08)	(.02)	—
Total distributions	(.18)	(.02)	—
Net asset value, end of period	$ 12.42	$ 11.37	$ 10.84
Total Return (%)[c,d]	10.93	5.06	8.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	179	171	39
Ratio of expenses before expense reductions (%)[e]	.62	.66	1.53*
Ratio of expenses after expense reductions (%)[e]	.57	.61	.75*
Ratio of net investment income (%)	1.65	1.15	(.68)*
Portfolio turnover rate (%)	35	14	13
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investment and risk profile.

Portfolio's Class A Shares Yield	7-day current yield	7-day compounded effective yield
December 31, 2006	4.95%*	5.07%*
December 31, 2005	3.74%	3.81%
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 4.92% and the 7-day compounded effective yield would have been 5.04% as of December 31, 2006.
Portfolio's Class B Shares Yield	7-day current yield	7-day compounded effective yield
December 31, 2006	4.55%	4.65%
December 31, 2005	3.38%	3.43%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the Portfolio's shares outstanding. The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested.

Information About Your Portfolio's Expenses

DWS Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,024.90	$ 1,022.90
Expenses Paid per $1,000*	$ 2.91	$ 4.38
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,022.33	$ 1,020.87
Expenses Paid per $1,000*	$ 2.91	$ 4.38
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Money Market VIP	.57%	.86%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Money Market VIP

At its first four meetings of 2006, the US Federal Reserve Board (the Fed) raised the federal funds rate in an attempt to head off any increases in inflation. The Fed then paused from rate increases at its August meeting, citing a moderation in growth resulting from a cooling housing market and higher energy costs. During the second half of the year, the US economy continued to grow, but at a rate below the market's expectations. At the end of 2006, the one-year LIBOR rate, an industry standard for measuring one-year money market rates, stood at 5.32%.

During the 12-month period ended December 31, 2006, the Portfolio provided a total return of 4.65% (Class A shares, unadjusted for contract charges) compared with the 4.54% average return for the 109 funds in the Lipper Money Market Variable Annuity Funds category for the same period, according to Lipper Inc. Please see page 193 for standardized performance as of December 31, 2006.

Up until the Fed paused its rate increases in August, our strategy was to keep the Portfolio's average maturity very short, in order to maintain portfolio flexibility given the Fed's dependence on economic data from month to month. Once it became apparent to us that the Fed would most likely remain "on hold" for an extended period, we lengthened maturity by purchasing three- to six-month issues. For the 12-month period, we maintained a significant allocation in floating-rate securities, which benefited performance. Going forward, we will continue our insistence on the highest credit quality within the Portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Yields fluctuate and are not guaranteed. Money Market seven-day current yield is the annualized net investment income per share for the period owned.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investment and risk profile.

The Lipper Money Market Variable Annuity Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Money Market VIP

Asset Allocation	12/31/06	12/31/05

Short-Term Notes	37%	30%
Commercial Paper	32%	32%
Certificates of Deposit and Bank Notes	19%	25%
Repurchase Agreements	6%	7%
Funding Agreement	3%	4%
Promissory Notes	2%	—
Asset Backed	1%	—
US Government Sponsored Agencies	—	2%
	100%	100%
Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	35 days	35 days
First Tier Retail Money Fund Average	42 days	38 days
* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 197. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 18.9%
Banco Bilbao Vizcaya Argentaria SA, 5.325%, 2/5/2007	4,000,000	4,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 5.36%, 4/23/2007	3,500,000	3,500,000
Canadian Imperial Bank of Commerce, 5.31%, 1/5/2007	3,000,000	3,000,000
CIT Group, Inc., 7.375%, 4/2/2007	5,350,000	5,375,603
HSH Nordbank AG, 5.35%, 4/13/2007	3,500,000	3,500,000
Mizuho Corporate Bank:
5.33%, 1/4/2007	6,000,000	6,000,000
5.34%, 2/8/2007	8,000,000	8,000,000
5.34%, 2/13/2007	4,000,000	4,000,000
Nationwide Building Society, 5.32%,1/4/2007	7,000,000	7,000,000
Natixis SA, 5.0%, 2/8/2007	4,700,000	4,700,000
Norinchukin Bank:
5.35%, 2/15/2007	5,000,000	5,000,000
5.405%, 3/15/2007	10,000,000	10,000,000
Toronto Dominion Bank, 5.45%, 10/25/2007	1,600,000	1,600,000
UniCredito Italiano SpA, 5.385%, 2/15/2007	750,000	749,992
Total Certificates of Deposit and Bank Notes (Cost $66,425,595)		66,425,595

Commercial Paper** 31.8%
Cancara Asset Securitization LLC, 5.26%, 1/19/2007	13,712,000	13,675,937
CC (USA), Inc., 5.23%, 3/9/2007	1,500,000	1,485,400
Cedar Springs Capital Co., LLC:
5.28%, 1/9/2007	1,000,000	998,827
5.28%, 1/12/2007	800,000	798,709
5.31%, 1/5/2007	9,000,000	8,994,690
Giro Funding US Corp., 5.29%, 1/22/2007	18,500,000	18,442,912
Greyhawk Funding LLC, 5.27%, 1/19/2007	17,500,000	17,453,887
K2 (USA) LLC, 5.26%, 2/13/2007	9,000,000	8,943,455
KBC Financial Products International Ltd., 5.2%, 5/14/2007	4,000,000	3,923,156
Perry Global Funding LLC:
Series A, 5.25%, 1/18/2007	1,000,000	997,521
Series A, 5.26%, 2/14/2007	16,000,000	15,897,138
Simba Funding Corp., 5.27%, 3/21/2007	11,000,000	10,872,788
Tango Finance Corp., 5.25%, 1/25/2007	9,500,000	9,466,750
Total Commercial Paper (Cost $111,951,170)		111,951,170

Funding Agreement 3.4%
New York Life Insurance Co., 5.425% *, 9/18/2007 (Cost $12,000,000)	12,000,000	12,000,000
	Principal Amount ($)	Value ($)

Asset Backed 0.8%
Steers Mercury III Trust, 144A, 5.37% *, 5/27/2048 (Cost $3,000,000)	3,000,000	3,000,000

Promissory Notes 2.3%
The Goldman Sachs Group, Inc., 5.433% *, 3/20/2007 (Cost $8,000,000)	8,000,000	8,000,000

Short-Term Notes 36.6%
American Express Bank FSB, 5.32%*, 11/8/2007	8,000,000	7,999,332
American Express Credit Corp., 5.31%*, 1/9/2007	7,000,000	6,999,984
American Honda Finance Corp.:
5.346%*, 11/9/2007	4,000,000	4,000,000
5.473%*, 4/13/2007	500,000	500,132
Beta Finance, Inc., 5.36%*, 2/26/2007	6,000,000	6,000,350
BNP Paribas:
5.31%*, 10/3/2007	10,000,000	9,997,225
5.34%*, 10/26/2010	3,000,000	3,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.368%*, 10/19/2007	1,000,000	1,000,000
Canadian Imperial Bank of Commerce, 5.39%*, 10/26/2007	3,000,000	2,999,411
Carrera Capital Finance LLC, 144A, 5.34%*, 2/26/2007	500,000	500,000
CIT Group, Inc., 5.573%*, 2/15/2007	10,500,000	10,502,569
Credit Suisse, 5.375%*, 4/24/2007	6,000,000	6,000,021
DNB NOR Bank ASA, 5.34%*, 5/25/2011	9,500,000	9,500,000
Five Finance, Inc., 144A, 3.5%, 7/3/2007	3,500,000	3,500,000
General Electric Capital Corp., 5.31%*, 8/19/2011	10,000,000	10,000,000
International Business Machine Corp., 5.36%*, 11/8/2007	3,000,000	3,000,000
Intesa Bank Ireland PLC, 5.35%*, 7/25/2011	500,000	500,000
JPMorgan Chase & Co., 5.44%*, 6/14/2007	1,500,000	1,500,637
M&I Marshall & Ilsley Bank, 5.33%*, 11/15/2007	4,000,000	4,000,000
Merrill Lynch & Co., Inc.:
5.495%*, 2/27/2007	1,000,000	1,000,227
5.52%*, 4/20/2007	1,500,000	1,500,792
Morgan Stanley, 5.382%*, 2/5/2007	18,500,000	18,500,000
Natixis SA, 5.42%*, 8/31/2007	3,000,000	3,000,000
Northern Rock PLC, 5.35%*, 11/5/2007	3,500,000	3,500,000
Skandinaviska Enskilda Banken, 5.35%*, 11/16/2007	4,000,000	4,000,000
The Goldman Sachs Group, Inc., 5.51%*, 1/9/2007	1,000,000	1,000,029
	Principal Amount ($)	Value ($)

UniCredito Italiano Bank (Ireland) PLC:
5.36%*, 11/9/2007	4,000,000	4,000,000
5.36%*, 11/15/2007	1,000,000	1,000,000
Total Short-Term Notes (Cost $129,000,709)		129,000,709

Repurchase Agreements 6.0%
BNP Paribas, 5.31%, dated 12/29/2006, to be repurchased at $18,013,275 on 1/3/2007 (a)	18,000,000	18,000,000
JPMorgan Securities, Inc., 5.33%, dated 12/29/2006, to be repurchased at $3,001,777 on 1/2/2007 (b)	3,000,000	3,000,000
	Principal Amount ($)	Value ($)

State Street Bank & Trust Co., 4.4%, dated 12/29/2006, to be repurchased at $89,044 on 1/2/2007 (c)	89,000	89,000
Total Repurchase Agreements (Cost $21,089,000)		21,089,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $351,466,474)+	99.8	351,466,474
Other Assets and Liabilities, Net	0.2	660,484
Net Assets	100.0	352,126,958
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of December 31, 2006.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $351,466,474.
(a) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
4,162,896	Federal Home Loan Mortgage Corp.	6.5	11/1/2036	4,259,998
14,191,998	Federal National Mortgage Association	5.5	1/1/2036	14,100,002
Total Collateral Value				18,360,000
(b) Collateralized by $3,115,000, Government National Mortgage Association, 5.146%, maturing on 12/16/2040 with a value of $3,062,046.
(c) Collateralized by $95,000 US Treasury Note, 5.0%, maturing on 7/31/2008 with a value of $95,238.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, valued at amortized cost (cost $351,466,474)	$ 351,466,474
Total investments in securities, valued at amortized cost (cost $351,466,474)	351,466,474
Cash	14,324
Interest receivable	1,762,095
Receivable for Portfolio shares sold	151,448
Due from Advisor	50,730
Other assets	8,340
Total assets	353,453,411
Liabilities
Payable for Portfolio shares redeemed	397,338
Distributions payable	660,902
Accrued management fee	107,962
Other accrued expenses and payables	160,251
Total liabilities	1,326,453
Net assets, at value	$ 352,126,958
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(34,790)
Accumulated net realized gain (loss)	(1,813)
Paid-in capital	352,163,561
Net assets, at value	$ 352,126,958
Class A Net Asset Value, offering and redemption price per share ($293,752,906 ÷ 293,774,884 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($58,374,052 ÷ 58,376,359 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Interest	$ 16,438,772
Expenses: Management fee	1,444,203
Custodian fees	26,163
Distribution service fees (Class B)	150,122
Record keeping fees (Class B)	76,851
Auditing	43,079
Legal	12,089
Trustees' fee and expenses	27,915
Reports to shareholders	103,852
Other	19,153
Total expenses, before expense reductions	1,903,427
Expense reductions	(22,732)
Total expenses, after expense reductions	1,880,695
Net investment income	14,558,077
Net realized gain (loss) on investment transactions	5,373
Net increase (decrease) in net assets resulting from operations	$ 14,563,450

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 14,558,077	$ 8,462,304
Net realized gain (loss) on investment transactions	5,373	1,179
Net increase (decrease) in net assets resulting from operations	14,563,450	8,463,483
Distributions to shareholders from: Net investment income: Class A	(12,054,423)	(7,099,842)
Class B	(2,502,064)	(1,362,462)
Portfolio share transactions: Class A Proceeds from shares sold	168,824,740	227,608,429
Net assets acquired in tax-free reorganization	56,965,779	—
Reinvestment of distributions	11,880,927	6,884,287
Cost of shares redeemed	(178,891,004)	(240,799,854)
Net increase (decrease) in net assets from Class A share transactions	58,780,442	(6,307,138)
Class B Proceeds from shares sold	63,581,378	83,177,262
Reinvestment of distributions	2,487,387	1,303,053
Cost of shares redeemed	(65,942,247)	(78,947,805)
Net increase (decrease) in net assets from Class B share transactions	126,518	5,532,510
Increase (decrease) in net assets	58,913,923	(773,449)
Net assets at beginning of period	293,213,035	293,986,484
Net assets at end of period (including accumulated distributions in excess of net investment income of $34,790 and $40,899, respectively)	$ 352,126,958	$ 293,213,035
Other Information
Class A Shares outstanding at beginning of period	235,000,612	241,307,750
Shares sold	168,824,740	227,608,429
Shares acquired in tax-free reorganization	56,959,609	—
Shares issued to shareholders in reinvestment of distributions	11,880,927	6,884,287
Shares redeemed	(178,891,004)	(240,799,854)
Net increase (decrease) in Class A shares	58,774,272	(6,307,138)
Shares outstanding at end of period	293,774,884	235,000,612
Class B Shares outstanding at beginning of period	58,249,841	52,717,331
Shares sold	63,581,378	83,177,262
Shares issued to shareholders in reinvestment of distributions	2,487,387	1,303,053
Shares redeemed	(65,942,247)	(78,947,805)
Net increase (decrease) in Class B shares	126,518	5,532,510
Shares outstanding at end of period	58,376,359	58,249,841

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.046	.028	.009	.007	.013
Total from investment operations	.046	.028	.009	.007	.013
Less distributions from: Net investment income	(.046)	(.028)	(.009)	(.007)	(.013)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	4.65[a]	2.80	.91	.72	1.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	235	241	326	570
Ratio of expenses before expense reductions (%)	.52	.52	.53	.54	.54
Ratio of expenses after expense reductions (%)	.51	.52	.53	.54	.54
Ratio of net investment income (%)	4.58	2.77	.88	.73	1.35
[a] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.042	.024	.005	.004	.007
Total from investment operations	.042	.024	.005	.004	.007
Less distributions from: Net investment income	(.042)	(.024)	(.005)	(.004)	(.007)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	4.25[b]	2.42	.52	.42	.67**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	58	53	66	3
Ratio of expenses before expense reductions (%)	.90	.89	.91	.93	.79*
Ratio of expenses after expense reductions (%)	.89	.89	.91	.92	.64*
Ratio of net investment income (%)	4.20	2.40	.50	.35	1.11*
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Small Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Small Cap Growth VIP
[] DWS Small Cap Growth VIP — Class A [] Russell 2000® Growth Index

The Russell 2000® Growth Index is an unmanaged, capitalization-weighted index of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,527	$12,513	$11,069	$15,041
	Average annual total return	5.27%	7.76%	2.05%	4.17%
Russell 2000 Growth Index	Growth of $10,000	$11,335	$13,494	$13,979	$16,103
	Average annual total return	13.35%	10.51%	6.93%	4.88%
DWS Small Cap Growth VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$10,480	$12,365	$14,867
	Average annual total return		4.80%	7.33%	9.22%
Russell 2000 Growth Index	Growth of $10,000		$11,335	$13,494	$16,913
	Average annual total return		13.35%	10.51%	12.39%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Small Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,017.90	$ 1,015.30
Expenses Paid per $1,000*	$ 3.71	$ 5.54
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,021.53	$ 1,019.71
Expenses Paid per $1,000*	$ 3.72	$ 5.55
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Small Cap Growth VIP	.73%	1.09%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Small Cap Growth VIP

For the 12 months ended December 31, 2006, stocks posted mixed performance in the first half of the year, then ended the period strongly. The second quarter witnessed the 17th straight short-term interest rate hike by the US Federal Reserve Board (the Fed) to 5.25%, as well as a reversal of fortune in the equity markets, a stark contrast from strength during the first quarter. Economic activity was moderating, consumer spending had downshifted and some measures of inflation had edged up slightly. At its August meeting, the Fed decided to pause in raising short-term rates, as it felt that the lagged effects of its credit tightening and the ongoing contraction in the housing market would slow economic activity and ease strains on key economic resources. In the third quarter, stocks rallied based on receding commodity prices and declining long-term rates, then a fourth quarter rally led to double-digit equity market gains for the year. Energy prices remained low, inflation concerns were tame, and the consensus of a soft landing paved the way for 2007.

During the annual period ended December 31, 2006, the Portfolio returned 5.27% (Class A shares, unadjusted for contract charges), underperforming the 13.35% return of the Russell 2000® Growth Index.

During the period, detractors from performance included stock selection in the information technology, financials and industrials sectors, and underweights to industrials and materials, and an overweight to health care relative to the benchmark.1 Positive contributors to performance included stock selection in the health care and consumer discretionary sectors. We continue to maintain a long-term perspective, investing in quality small-cap growth stocks.

Robert S. Janis
Joseph Axtell
Portfolio Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 2000® Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (Excludes Security Lending Collateral)	12/31/06	12/31/05

Common Stocks	97%	99%
Cash Equivalent	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Information Technology	26%	23%
Health Care	23%	30%
Consumer Discretionary	22%	17%
Energy	12%	9%
Financials	8%	12%
Industrials	4%	4%
Consumer Staples	3%	4%
Telecommunication Services	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 207. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Small Cap Growth VIP

	Shares	Value ($)

Common Stocks 96.9%
Consumer Discretionary 20.9%
Hotels Restaurants & Leisure 10.1%
Buffalo Wild Wings, Inc.* (a)	86,400	4,596,480
Chipotle Mexican Grill, Inc. "A"* (a)	104,300	5,945,100
McCormick & Schmick's Seafood Restaurants, Inc.*	164,200	3,947,368
Orient-Express Hotels Ltd. "A"	137,700	6,515,964
Texas Roadhouse, Inc. "A"* (a)	284,000	3,765,840
		24,770,752
Leisure Equipment & Products 0.5%
MarineMax, Inc.*	46,500	1,205,745
Media 0.3%
RRSat Global Communications Network Ltd.*	66,100	857,978
Specialty Retail 7.5%
bebe stores, Inc.	253,400	5,014,786
Guess?, Inc.*	210,500	13,352,015
		18,366,801
Textiles, Apparel & Luxury Goods 2.5%
Under Armour, Inc. "A"*	119,500	6,028,775
Consumer Staples 2.7%
Personal Products
Herbalife Ltd.*	166,500	6,686,640
Energy 11.3%
Energy Equipment & Services 4.3%
Atwood Oceanics, Inc.*	109,000	5,337,730
Complete Production Services, Inc.*	109,600	2,323,520
Hornbeck Offshore Services, Inc.*	81,500	2,909,550
		10,570,800
Oil, Gas & Consumable Fuels 7.0%
Carrizo Oil & Gas, Inc.* (a)	231,000	6,703,620
EXCO Resources, Inc.*	206,900	3,498,679
Parallel Petroleum Corp.*	133,900	2,352,623
US BioEnergy Corp.*	89,800	1,526,600
Western Refining, Inc.	120,400	3,065,384
		17,146,906
Financials 7.4%
Capital Markets 1.1%
Thomas Weisel Partners Group, Inc.* (a)	123,000	2,595,300
Commercial Banks 4.0%
PrivateBancorp, Inc. (a)	103,800	4,321,194
Signature Bank*	178,300	5,523,734
		9,844,928
Diversified Financial Services 1.8%
Kohlberg Capital Corp.*	97,300	1,683,290
Portfolio Recovery Associates, Inc.* (a)	59,870	2,795,330
		4,478,620
Real Estate Investment Trusts 0.5%
DCT Industrial Trust, Inc. (REIT)	101,600	1,198,880
	Shares	Value ($)

Health Care 22.7%
Health Care Equipment & Supplies 5.8%
Hologic, Inc.*	118,400	5,597,952
Orthofix International NV*	43,300	2,165,000
Viasys Healthcare, Inc.*	137,200	3,816,904
West Pharmaceutical Services, Inc.	51,800	2,653,714
		14,233,570
Health Care Providers & Services 12.9%
Amedisys, Inc.*	107,167	3,522,569
AMERIGROUP Corp.*	157,900	5,667,031
Centene Corp.* (a)	338,300	8,312,031
inVentiv Health, Inc.*	155,500	5,496,925
Nighthawk Radiology Holdings, Inc.* (a)	144,700	3,689,850
Providence Service Corp.* (a)	201,500	5,063,695
		31,752,101
Health Care Technology 3.6%
Allscripts Healthcare Solutions, Inc.* (a)	159,100	4,294,109
Eclipsys Corp.*	214,700	4,414,232
		8,708,341
Pharmaceuticals 0.4%
Obagi Medical Products, Inc.*	86,600	892,846
Industrials 4.4%
Aerospace & Defense 1.2%
BE Aerospace, Inc.*	111,300	2,858,184
Electrical Equipment 2.1%
Energy Conversion Devices, Inc.* (a)	144,800	4,920,304
Solarfun Power Holdings Co., Ltd. (ADR)*	20,000	233,800
		5,154,104
Trading Companies & Distributors 1.1%
H&E Equipment Services, Inc.*	109,200	2,704,884
Information Technology 25.2%
Communications Equipment 2.0%
Avocent Corp.*	145,000	4,908,250
Computers & Peripherals 2.3%
Rackable Systems, Inc.* (a)	182,600	5,655,122
Electronic Equipment & Instruments 2.0%
Itron, Inc.*	94,900	4,919,616
Internet Software & Services 7.5%
Digital River, Inc.*	190,900	10,650,311
j2 Global Communications, Inc.* (a)	235,800	6,425,550
Perficient, Inc.*	81,400	1,335,774
		18,411,635
IT Services 2.9%
Euronet Worldwide, Inc.* (a)	239,400	7,107,786
Semiconductors & Semiconductor Equipment 6.6%
FEI Co.*	167,500	4,416,975
FormFactor, Inc.*	188,200	7,010,450
Standard Microsystems Corp.*	85,000	2,378,300
Trident Microsystems, Inc.*	128,600	2,337,948
		16,143,673
	Shares	Value ($)

Software 1.9%
THQ, Inc.*	143,250	4,658,490
Telecommunication Services 2.3%
Diversified Telecommunication Services 0.9%
Globalstar, Inc.* (a)	168,800	2,348,008
Wireless Telecommunication Services 1.4%
SBA Communications Corp. "A"*	123,800	3,404,500
Total Common Stocks (Cost $192,717,566)		237,613,235

	Shares	Value ($)

Securities Lending Collateral 21.5%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $52,652,325)	52,652,325	52,652,325

Cash Equivalents 3.0%
Cash Management QP Trust, 5.46% (d) (Cost $7,424,236)	7,424,236	7,424,236
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $252,794,127)+	121.4	297,689,796
Other Assets and Liabilities, Net	(21.4)	(52,484,387)
Net Assets	100.0	245,205,409
* Non-income producing security.
+ The cost for federal income tax purposes was $252,966,536. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $44,723,260. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,482,047 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,758,787.
(a) All or a portion of these securities were on loan amounting to $50,587,312. In addition, included in other assets and liabilities is a pending sale, amounting to $206,160 that is also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $50,793,472 which is 20.7% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $192,717,566) — including $50,587,312 of securities loaned	$ 237,613,235
Investment in Daily Assets Fund Institutional (cost $52,652,325)*	52,652,325
Investment in Cash Management QP Trust (cost $7,424,236)	7,424,236
Total investments in securities, at value (cost $252,794,127)	297,689,796
Receivable for investments sold	1,545,084
Dividends receivable	48,726
Interest receivable	46,092
Receivable for Portfolio shares sold	116,428
Other assets	7,351
Total assets	299,453,477
Liabilities
Due to custodian	454,557
Payable for Portfolio shares redeemed	70,990
Payable for investments purchased	816,908
Payable upon return of securities loaned	52,652,325
Accrued management fee	112,409
Other accrued expenses and payables	140,879
Total liabilities	54,248,068
Net assets, at value	$ 245,205,409
Net Assets
Net assets consist of: Accumulated net investment loss	(9,528)
Net unrealized appreciation (depreciation) on investments	44,895,669
Accumulated net realized gain (loss)	(117,289,710)
Paid-in capital	317,608,978
Net assets, at value	$ 245,205,409
Class A Net Asset Value, offering and redemption price per share ($208,387,628 ÷ 14,686,087 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.19
Class B Net Asset Value, offering and redemption price per share ($36,817,781 ÷ 2,636,495 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.96
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends	$ 564,056
Interest — Cash Management QP Trust	190,095
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	156,163
Other income**	155,225
Total Income	1,065,539
Expenses: Management fee	1,738,224
Custodian fees	16,211
Distribution service fees (Class B)	95,565
Record keeping fees (Class B)	52,687
Auditing	56,465
Legal	13,339
Trustees' fees and expenses	24,775
Reports to shareholders	104,590
Other	17,144
Total expenses before expense reductions	2,119,000
Expense reductions	(53,911)
Total expenses after expense reductions	2,065,089
Net investment income (loss)	(999,550)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	18,324,595
Net unrealized appreciation (depreciation) during the period on investments	(3,666,288)
Net gain (loss) on investment transactions	14,658,307
Net increase (decrease) in net assets resulting from operations	$ 13,658,757
** Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note J).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (999,550)	$ (1,349,056)
Net realized gain (loss) on investment transactions	18,324,595	24,013,018
Net realized gains on investments not meeting investment guidelines of the Portfolio	—	49,496
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,666,288)	(117,156)
Net increase (decrease) in net assets resulting from operations	13,658,757	22,596,302
Portfolio share transactions: Class A Proceeds from shares sold	11,831,161	24,384,647
Net assets acquired in tax free reorganization	—	37,649,364
Cost of shares redeemed	(58,380,185)	(48,722,289)
Net increase (decrease) in net assets from Class A share transactions	(46,549,024)	13,311,722
Class B Proceeds from shares sold	2,945,973	11,204,648
Net assets acquired in tax free reorganization	—	7,786,470
Cost of shares redeemed	(6,685,805)	(11,469,498)
Net increase (decrease) in net assets from Class B share transactions	(3,739,832)	7,521,620
Increase (decrease) in net assets	(36,630,099)	43,429,644
Net assets at beginning of period	281,835,508	238,405,864
Net assets at end of period (including accumulated net investment loss of $9,528 and $11,255, respectively)	$ 245,205,409	$ 281,835,508
Other Information
Class A Shares outstanding at beginning of period	18,035,147	16,708,714
Shares sold	837,139	1,926,487
Shares issued in tax free reorganization	—	3,256,621
Shares redeemed	(4,186,199)	(3,856,675)
Net increase (decrease) in Class A shares	(3,349,060)	1,326,433
Shares outstanding at end of period	14,686,087	18,035,147
Class B Shares outstanding at beginning of period	2,908,589	2,250,352
Shares sold	216,737	951,158
Shares issued in tax free reorganization	—	680,062
Shares redeemed	(488,831)	(972,983)
Net increase (decrease) in Class B shares	(272,094)	658,237
Shares outstanding at end of period	2,636,495	2,908,589

The accompanying notes are an integral part of the financial statements.

-Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 13.48	$ 12.59	$ 11.34	$ 8.53	$ 12.80
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)[c]	(.06)	(.05)	(.04)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.75	.95	1.30	2.85	(4.25)
Total from investment operations	.71	.89	1.25	2.81	(4.27)
Net asset value, end of period	$ 14.19	$ 13.48	$ 12.59	$ 11.34	$ 8.53
Total Return (%)	5.27[c,d]	7.07[b]	11.02	32.94	(33.36)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	208	243	210	210	154
Ratio of expenses before expense reductions (%)	.73	.72	.71	.69	.71
Ratio of expenses after expense reductions (%)	.72	.72	.71	.69	.71
Ratio of net investment income (loss) (%)	(.32)[c]	(.47)	(.47)	(.41)	(.24)
Portfolio turnover rate (%)	73	94	117	123	68
[a] Based on average shares outstanding during the period.
[b] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
[d] Total return would have been lower had certain expenses been reduced.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.32	$ 12.48	$ 11.29	$ 8.52	$ 9.39
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)[e]	(.11)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.73	.95	1.29	2.86	(.85)
Total from investment operations	.64	.84	1.19	2.77	(.87)
Net asset value, end of period	$ 13.96	$ 13.32	$ 12.48	$ 11.29	$ 8.52
Total Return (%)	4.80[c,e]	6.73[c,d]	10.54[c]	32.51	(9.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	39	28	15.5
Ratio of expenses before expense reductions (%)	1.12	1.12	1.10	1.08	.96*
Ratio of expenses after expense reductions (%)	1.09	1.09	1.09	1.08	.96*
Ratio of net investment income (loss) (%)	(.69)[e]	(.84)	(.85)	(.80)	(.39)*
Portfolio turnover rate (%)	73	94	117	123	68
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Strategic Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP from 5/1/1997 to 12/31/2006

[] DWS Strategic Income VIP — Class A

[] Citigroup World Government Bond Index

[] JP Morgan Emerging Markets Bond Plus Index

[] Merrill Lynch High Yield Cash Pay Index

[] Lehman Brothers US Treasury Index

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 22 developed countries (including the US) with maturities greater than one year. JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Merrill Lynch High Yield Cash Pay Index is an unmanaged index which tracks the performance of below investment grade US dollar- denominated corporate bonds publicly issued in the US domestic market. Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,898	$12,117	$14,545	$16,876
	Average annual total return	8.98%	6.61%	7.78%	5.57%
Citigroup World Government Bond Index	Growth of $10,000	$10,612	$10,905	$14,974	$17,537
	Average annual total return	6.12%	2.93%	8.41%	5.98%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,049	$13,814	$20,330	$27,416
	Average annual total return	10.49%	11.37%	15.25%	11.00%
Merrill Lynch High Yield Cash Pay Index	Growth of $10,000	$11,164	$12,716	$15,993	$18,996
	Average annual total return	11.64%	8.34%	9.85%	6.86%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,308	$10,971	$12,539	$17,751
	Average annual total return	3.08%	3.14%	4.63%	6.12%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1997. Index returns began on April 30, 1997.
Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	Life of Class**
Class B	Growth of $10,000	$10,875	$12,001	$12,357
	Average annual total return	8.75%	6.27%	5.95%
Citigroup World Government Bond Index	Growth of $10,000	$10,612	$10,905	$12,009
	Average annual total return	6.12%	2.93%	5.12%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,049	$13,814	$15,569
	Average annual total return	10.49%	11.37%	12.83%
Merrill Lynch High Yield Cash Pay Index	Growth of $10,000	$11,164	$12,716	$14,329
	Average annual total return	11.64%	8.34%	10.31%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,308	$10,971	$11,055
	Average annual total return	3.08%	3.14%	2.77%

The growth of $10,000 is cumulative.

** The Portfolio commenced offering Class B shares on May 1, 2003. Index returns began on April 30, 2003.

Information About Your Portfolio's Expenses

DWS Strategic Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares; had it not done so, expenses for Class B shares would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,068.80	$ 1,067.30
Expenses Paid per $1,000*	$ 4.33	$ 6.10
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,021.02	$ 1,019.31
Expenses Paid per $1,000*	$ 4.23	$ 5.96
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Income VIP	.83%	1.17%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Strategic Income VIP

The past year was somewhat mixed for fixed income investors as the US Federal Reserve Board (the Fed) started the period on a tightening course, and then appeared to take a respite. The Fed raised interest rates four times during the period for a total of 1.00%. At the close of the year, the overnight federal funds rate stood at 5.25%. US Treasury yields started the year at approximately 4.40% and peaked close to 5.25% mid-way through the period. However, Treasury yields decreased in the second half of the year on investors' outlook that the Fed was taking a pause on, or possibly nearing the end of, its rate increases.

Although bouts of volatility periodically affected the performance of the high-yield and emerging markets debt markets, the investment backdrop remained broadly positive for both of these asset classes. Both high-yield and emerging-markets debt were among the top-performing asset classes within the broad bond market.

The Portfolio posted an 8.98% total return for the period ending December 31, 2006 (Class A shares, unadjusted for contract charges). This compares with the Portfolio benchmarks' returns of 10.49% for the JP Morgan Emerging Markets Bond Plus Index, 11.64% for the Merrill Lynch High Yield Cash Pay Index, 3.08% for the Lehman Brothers US Treasury Index, and 6.12% for the Citigroup World Government Bond Index (US dollar terms — unhedged). (Please see the page 213 for standardized performance as of December 31, 2006.)

We maintained overweight exposures in both high-yield and emerging-markets bonds throughout the year, and this positioning was a positive contributor to returns during the period.1 In the middle of the year, we tactically decreased our exposure to these sectors as spreads tightened, and then added back to our exposure on our opinion that fundamentals in both high-yield and emerging markets debt remained sound. The Portfolio was also invested in high quality sovereign, agency and provincial bonds including US Treasuries and debt issues from the European Union, the UK and Japan. Our resulting euro and pound currency exposures helped returns as these currencies appreciated against the US dollar for the period.

Gary Sullivan, CFA, William Chepolis, CFA and Matthew F. MacDonald Portfolio Managers

Effective January 23, 2007, Portfolio Manager Thomas Picciochi will join the portfolio management team.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

The Merrill Lynch High Yield Cash Pay Index is an unmanaged index which tracks the performance of below investment grade US dollar- denominated corporate bonds publicly issued in the US domestic market.

The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries, including the US, with maturities greater than one year.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Corporate Bonds	30%	35%
Foreign Bonds — US$ Denominated	28%	24%
Foreign Bonds — Non US$ Denominated	17%	18%
US Treasury Obligations	16%	15%
Cash Equivalents	7%	5%
US Government Sponsored Agencies	1%	2%
Other	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/06	12/31/05

AAA*	30%	31%
AA	1%	1%
A	6%	4%
BBB	5%	6%
BB	25%	20%
B	20%	25%
CCC	5%	5%
Not Rated	8%	8%
	100%	100%
* Includes cash equivalents
Interest Rate Sensitivity	12/31/06	12/31/05

Average maturity	7.6 years	7.6 years
Average duration	5.4 years	5.0 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 218. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Strategic Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 29.5%
Consumer Discretionary 7.6%
Affinia Group, Inc., 9.0%, 11/30/2014	90,000	88,200
AMC Entertainment, Inc., 8.0%, 3/1/2014	145,000	143,912
American Achievement Corp., 8.25%, 4/1/2012	10,000	10,238
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	45,000	43,594
Buffets, Inc., 144A, 12.5%, 11/1/2014	45,000	45,338
Burlington Coat Factory Warehouse Corp., 144A, 11.125%, 4/15/2014 (b)	65,000	63,375
Cablevision Systems Corp., Series B, 9.87%**, 4/1/2009	25,000	26,375
Caesars Entertainment, Inc., 8.875%, 9/15/2008	75,000	78,187
Charter Communications Holdings LLC:
8.625%, 4/1/2009	10,000	9,700
9.625%, 11/15/2009 (b)	10,000	9,700
10.25%, 9/15/2010	325,000	340,031
Series B, 10.25%, 9/15/2010	80,000	83,500
11.0%, 10/1/2015 (b)	306,000	314,032
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	75,000	59,063
CSC Holdings, Inc.:
7.25%, 7/15/2008	50,000	50,438
7.875%, 12/15/2007	180,000	182,250
Series B, 8.125%, 7/15/2009 (b)	20,000	20,725
Series B, 8.125%, 8/15/2009	25,000	25,906
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012 (b)	20,000	21,100
Dex Media East LLC/Financial, 12.125%, 11/15/2012 (b)	561,000	617,801
EchoStar DBS Corp.:
6.625%, 10/1/2014	100,000	97,500
7.125%, 2/1/2016	80,000	80,000
Foot Locker, Inc., 8.5%, 1/15/2022	25,000	24,563
Ford Motor Co., 7.45%, 7/16/2031 (b)	65,000	51,025
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	235,000	219,725
General Motors Corp.:
7.4%, 9/1/2025 (b)	60,000	50,700
8.375%, 7/15/2033 (b)	215,000	198,875
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	380,000	419,900
Gregg Appliances, Inc., 9.0%, 2/1/2013	25,000	23,875
Hanesbrands, Inc., 144A, 8.735%**, 12/15/2014	55,000	55,963
Hertz Corp.:
144A, 8.875%, 1/1/2014	130,000	136,175
144A, 10.5%, 1/1/2016	35,000	38,500
ION Media Networks, Inc., 144A, 11.624%**, 1/15/2013	60,000	60,750
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	235,000	233,825
	Principal Amount ($)(a)	Value ($)

Jacobs Entertainment, Inc., 9.75%, 6/15/2014	110,000	111,650
Lear Corp.:
Series B, 5.75%, 8/1/2014 (b)	10,000	8,400
144A, 8.75%, 12/1/2016	55,000	53,144
Levi Strauss & Co., 10.122%**, 4/1/2012	10,000	10,263
Liberty Media Corp.:
5.7%, 5/15/2013	10,000	9,421
8.25%, 2/1/2030	50,000	49,011
8.5%, 7/15/2029	95,000	95,518
Majestic Star Casino LLC, 9.5%, 10/15/2010	15,000	15,750
Medimedia USA, Inc., 144A, 11.375%, 11/15/2014	35,000	36,663
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	45,000	48,150
11.0%, 6/15/2012 (b)	25,000	25,625
MGM MIRAGE:
6.75%, 9/1/2012	25,000	24,625
8.375%, 2/1/2011 (b)	55,000	57,063
9.75%, 6/1/2007	70,000	70,875
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	95,000	100,225
NCL Corp., 10.625%, 7/15/2014	25,000	25,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	160,000	135,200
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	65,000	68,900
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	30,000	32,850
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	380,000	391,400
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	65,000	66,300
10.749%**, 5/15/2010 (b)	115,000	119,600
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009 (b)	425,000	438,281
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	75,000	77,437
8.75%, 12/15/2011	205,000	213,969
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	150,000	147,562
Six Flags, Inc., 9.75%, 4/15/2013 (b)	185,000	173,669
Station Casinos, Inc., 6.5%, 2/1/2014	85,000	75,544
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	65,000	66,462
Travelport, Inc., 144A, 9.994%**, 9/1/2014	55,000	53,625
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	295,000	293,525
TRW Automotive, Inc.:
11.0%, 2/15/2013 (b)	280,000	306,950
11.75%, 2/15/2013 EUR	40,000	59,204
United Auto Group, Inc.:
144A, 7.75%, 12/15/2016	55,000	55,275
9.625%, 3/15/2012	260,000	273,325
	Principal Amount ($)(a)	Value ($)

Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	45,000	45,844
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	295,000	295,000
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	390,000	337,837
		8,393,983
Consumer Staples 0.7%
Del Laboratories, Inc., 8.0%, 2/1/2012	60,000	56,250
Delhaize America, Inc.:
8.05%, 4/15/2027	20,000	21,627
9.0%, 4/15/2031	285,000	338,382
Harry & David Holdings, Inc., 10.369%**, 3/1/2012	55,000	54,725
North Atlantic Trading Co., 9.25%, 3/1/2012	140,000	122,150
Viskase Co., Inc., 11.5%, 6/15/2011	225,000	225,000
		818,134
Energy 2.8%
Belden & Blake Corp., 8.75%, 7/15/2012	270,000	276,750
Chaparral Energy, Inc., 8.5%, 12/1/2015	145,000	144,275
Chesapeake Energy Corp.:
6.25%, 1/15/2018	70,000	67,375
6.875%, 1/15/2016	170,000	171,487
7.75%, 1/15/2015 (b)	30,000	31,238
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	95,000	97,375
Delta Petroleum Corp., 7.0%, 4/1/2015	185,000	171,125
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	165,000	160,050
8.375%, 5/1/2016	150,000	157,500
El Paso Production Holding Corp., 7.75%, 6/1/2013	100,000	104,625
Encore Acquisition Co., 6.0%, 7/15/2015	35,000	31,938
Frontier Oil Corp., 6.625%, 10/1/2011	50,000	49,875
Peabody Energy Corp., 7.375%, 11/1/2016	45,000	47,925
Quicksilver Resources, Inc., 7.125%, 4/1/2016	45,000	43,988
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	100,000	99,375
144A, 7.5%, 11/30/2016 (b)	100,000	99,625
Southern Natural Gas, 8.875%, 3/15/2010	205,000	215,063
Stone Energy Corp.:
6.75%, 12/15/2014	180,000	171,900
144A, 8.124%**, 7/15/2010	185,000	183,150
Transmeridian Exploration, Inc., 12.0%, 12/15/2010 (b)	115,000	110,687
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	415,000	449,237
8.75%, 3/15/2032	180,000	203,400
		3,087,963
Financials 4.7%
AAC Group Holding Corp., 12.75%, 10/1/2012 (PIK) (b)	41,544	44,244
Alamosa Delaware, Inc., 11.0%, 7/31/2010	75,000	81,044
	Principal Amount ($)(a)	Value ($)

Ashton Woods USA LLC, 9.5%, 10/1/2015	155,000	141,050
BCP Crystal Holdings Corp., 9.625%, 6/15/2014	20,000	22,100
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	30,000	30,450
E*TRADE Financial Corp.:
7.375%, 9/15/2013	35,000	36,400
7.875%, 12/1/2015	30,000	31,875
8.0%, 6/15/2011	75,000	78,375
Ford Motor Credit Co.:
7.25%, 10/25/2011	420,000	411,294
7.375%, 10/28/2009	815,000	816,736
7.875%, 6/15/2010	205,000	206,703
8.0%, 12/15/2016	100,000	98,815
8.11%**, 1/13/2012	100,000	99,092
GMAC LLC:
6.875%, 9/15/2011	960,000	984,670
8.0%, 11/1/2031	391,000	448,895
GNC Parent Corp., 144A, Zero Coupon**, 12/1/2011	75,000	75,000
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	45,000	45,619
Idearc, Inc., 144A, 8.0%, 11/15/2016	240,000	243,600
iPayment, Inc., 9.75%, 5/15/2014	45,000	46,238
Poster Financial Group, Inc., 8.75%, 12/1/2011	190,000	197,125
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	190,000	207,100
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	115,000	117,156
Titan International, Inc., 144A, 8.0%, 1/15/2012 (b)	105,000	105,656
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	85,000	80,750
UCI Holding Co., Inc., 144A, 12.365%**, 12/15/2013 (PIK)	65,000	63,050
Universal City Development, 11.75%, 4/1/2010	290,000	310,662
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	105,000	103,950
		5,127,649
Health Care 0.7%
HCA, Inc.:
6.5%, 2/15/2016 (b)	60,000	50,550
144A, 9.125%, 11/15/2014	95,000	101,531
144A, 9.25%, 11/15/2016	185,000	198,182
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016	125,000	134,531
144A, 11.354%**, 6/15/2014 (b)	20,000	21,300
Tenet Healthcare Corp., 9.25%, 2/1/2015	290,000	290,000
		796,094
Industrials 2.7%
Aleris International, Inc., 144A, 9.0%, 12/15/2014	55,000	55,275
Allied Security Escrow Corp., 11.375%, 7/15/2011	90,000	92,250
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	222,000	235,875
American Color Graphics, 10.0%, 6/15/2010 (b)	80,000	56,800
	Principal Amount ($)(a)	Value ($)

Browning-Ferris Industries:
7.4%, 9/15/2035	165,000	154,275
9.25%, 5/1/2021	65,000	68,900
Case New Holland, Inc., 9.25%, 8/1/2011	240,000	254,100
Cenveo Corp., 7.875%, 12/1/2013	135,000	129,600
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	169,000	172,802
Congoleum Corp., 8.625%, 8/1/2008*	125,000	118,750
DRS Technologies, Inc.:
6.625%, 2/1/2016	25,000	25,188
7.625%, 2/1/2018	140,000	144,200
Education Management LLC, 144A, 8.75%, 6/1/2014	45,000	46,575
Esco Corp., 144A, 8.625%, 12/15/2013 (b)	105,000	107,887
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	40,000	42,400
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	175,000	165,375
8.875%, 4/1/2012 (b)	200,000	203,000
Kansas City Southern:
7.5%, 6/15/2009	30,000	30,263
9.5%, 10/1/2008	365,000	381,425
Millennium America, Inc., 9.25%, 6/15/2008	85,000	87,762
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	105,000	109,725
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	35,000	36,838
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	20,000	22,225
Ship Finance International Ltd., 8.5%, 12/15/2013 (b)	50,000	49,937
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	110,000	116,875
Williams Partners LP, 144A, 7.25%, 2/1/2017	55,000	56,100
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	35,000	35,744
		3,000,146
Information Technology 1.4%
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	55,000	54,794
L-3 Communications Corp.:
5.875%, 1/15/2015	250,000	241,250
Series B, 6.375%, 10/15/2015	80,000	79,200
Lucent Technologies, Inc., 6.45%, 3/15/2029	375,000	345,937
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	145,000	140,288
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	190,000	202,825
UGS Corp., 10.0%, 6/1/2012	180,000	196,200
Unisys Corp., 7.875%, 4/1/2008	310,000	309,225
		1,569,719
Materials 4.1%
ARCO Chemical Co., 9.8%, 2/1/2020	560,000	646,800
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	45,000	30,375
Chemtura Corp., 6.875%, 6/1/2016	110,000	105,875
Constar International, Inc., 11.0%, 12/1/2012 (b)	20,000	18,500
	Principal Amount ($)(a)	Value ($)

CPG International I, Inc.:
10.5%, 7/1/2013	195,000	198,656
12.39%**, 7/1/2012	45,000	45,900
Crystal US Holdings:
Series A, Step-up Coupon, 0% to 10/1/2009, 10% to 10/1/2014	205,000	175,275
Series B, Step-up Coupon, 0% to 10/1/2009, 10.5% to 10/1/2014 (b)	60,000	51,600
Equistar Chemical Funding, 10.625%, 5/1/2011	120,000	127,800
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	170,000	178,925
GEO Specialty Chemicals, Inc., 144A, 13.999%**, 12/31/2009	283,000	233,475
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	40,000	39,900
Greif, Inc., 8.875%, 8/1/2012	75,000	78,750
Hexcel Corp., 6.75%, 2/1/2015	220,000	216,700
Huntsman LLC, 11.625%, 10/15/2010	268,000	292,790
International Coal Group, Inc., 10.25%, 7/15/2014	70,000	70,000
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	120,000	96,000
Lyondell Chemical Co., 10.5%, 6/1/2013	40,000	44,000
Massey Energy Co.:
6.625%, 11/15/2010	145,000	145,000
6.875%, 12/15/2013 (b)	75,000	70,500
Metals USA Holding Corp., 144A, 11.365%**, 1/15/2012	75,000	72,000
Momentive Performance, 144A, 9.75%, 12/1/2014	55,000	55,000
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	274,000	246,600
Neenah Foundry Co.:
144A, 9.5%, 1/1/2017	75,000	75,375
144A, 13.0%, 9/30/2013	94,000	94,000
NewMarket Corp., 144A, 7.125%, 12/15/2016	125,000	125,000
OM Group, Inc., 9.25%, 12/15/2011 (b)	80,000	83,700
Omnova Solutions, Inc., 11.25%, 6/1/2010	275,000	295,625
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	157,024	2,355
Pliant Corp., 11.625%, 6/15/2009 (PIK)	10	11
Radnor Holdings Corp., 11.0%, 3/15/2010*	25,000	63
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	33,000	35,145
The Mosaic Co.:
144A, 7.375%, 12/1/2014	125,000	128,281
144A, 7.625%, 12/1/2016	45,000	46,631
TriMas Corp., 9.875%, 6/15/2012	155,000	149,963
United States Steel Corp., 9.75%, 5/15/2010	105,000	111,694
Witco Corp., 6.875%, 2/1/2026	35,000	30,625
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	90,000	72,900
		4,491,789
	Principal Amount ($)(a)	Value ($)

Telecommunication Services 1.7%
American Cellular Corp., Series B, 10.0%, 8/1/2011	80,000	84,600
Centennial Communications Corp., 10.0%, 1/1/2013 (b)	90,000	95,737
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	230,000	238,050
8.375%, 1/15/2014 (b)	160,000	164,400
Dobson Cellular Systems, 9.875%, 11/1/2012	90,000	98,100
Dobson Communications Corp., 8.875%, 10/1/2013 (b)	75,000	76,406
Insight Midwest LP, 9.75%, 10/1/2009	26,000	26,423
Intelsat Corp., 144A, 9.0%, 6/15/2016	40,000	42,350
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	85,000	88,825
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	400,000	410,170
Qwest Corp., 7.25%, 9/15/2025	150,000	154,125
Rural Cellular Corp., 9.875%, 2/1/2010 (b)	105,000	111,694
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	125,000	119,687
Ubiquitel Operating Co., 9.875%, 3/1/2011	60,000	64,800
US Unwired, Inc., Series B, 10.0%, 6/15/2012	120,000	132,000
Windstream Corp., 144A, 8.625%, 8/1/2016	10,000	10,950
		1,918,317
Utilities 3.1%
AES Corp., 144A, 8.75%, 5/15/2013	645,000	690,956
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	390,000	428,025
CMS Energy Corp., 8.5%, 4/15/2011	335,000	364,313
Mirant Americas Generation LLC, 8.3%, 5/1/2011	40,000	41,000
Mirant North America LLC, 7.375%, 12/31/2013	40,000	40,600
Mission Energy Holding Co., 13.5%, 7/15/2008	490,000	540,225
NRG Energy, Inc.:
7.25%, 2/1/2014	165,000	166,238
7.375%, 2/1/2016	370,000	371,850
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	460,000	503,700
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	110,000	110,275
Sierra Pacific Resources:
6.75%, 8/15/2017	130,000	127,505
8.625%, 3/15/2014 (b)	25,000	26,841
		3,411,528
Total Corporate Bonds (Cost $31,836,630)		32,615,322

Foreign Bonds — US$ Denominated 27.2%
Consumer Discretionary 0.7%
Dollarama Group Holdings LP, 144A, 11.12%**, 8/15/2012	55,000	54,588
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	280,000	299,250
	Principal Amount ($)(a)	Value ($)

Quebecor World, Inc., 144A, 9.75%, 1/15/2015	55,000	55,344
Shaw Communications, Inc., 8.25%, 4/11/2010	65,000	69,062
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	268,000	241,535
Vitro, SA de CV, Series A, 11.75%, 11/1/2013	25,000	27,375
		747,154
Energy 1.0%
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	65,000	66,787
Pemex Project Funding Master Trust:
8.0%, 11/15/2011	530,000	583,000
9.5%, 9/15/2027	205,000	275,520
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	115,000	142,736
Secunda International Ltd., 13.374%**, 9/1/2012	75,000	77,531
		1,145,574
Financials 0.6%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	300,000	346,500
Doral Financial Corp., 6.204%**, 7/20/2007 (b)	240,000	218,101
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	70,000	64,487
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	60,000	49,800
		678,888
Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010	165,000	168,506
Industrials 0.5%
Bombardier, Inc., 144A, 8.0%, 11/15/2014 (b)	75,000	76,875
Kansas City Southern de Mexico:
144A, 7.625%, 12/1/2013	155,000	155,000
9.375%, 5/1/2012	115,000	122,763
12.5%, 6/15/2012	95,000	102,600
Navios Maritime Holdings, 144A, 9.5%, 12/15/2014	75,000	73,893
Stena AB, 9.625%, 12/1/2012	50,000	53,250
		584,381
Information Technology 0.1%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	110,000	110,550
Materials 0.8%
Cascades, Inc., 7.25%, 2/15/2013	155,000	154,613
ISPAT Inland ULC, 9.75%, 4/1/2014	197,000	220,148
Novelis, Inc., 144A, 8.25%, 2/15/2015	275,000	266,062
Rhodia SA:
8.875%, 6/1/2011	60,000	63,300
10.25%, 6/1/2010	70,000	79,800
Tembec Industries, Inc., 8.625%, 6/30/2009	80,000	54,800
		838,723
	Principal Amount ($)(a)	Value ($)

Sovereign Bonds 21.8%
Aries Vermogensverwaltung GmbH, Series C REG S, 9.6%, 10/25/2014	500,000	640,995
Dominican Republic, Series REG S, 9.5%, 9/27/2011	329,354	354,056
Egypt Governemnt AID Bonds, 4.45%, 9/15/2015	5,050,000	4,879,865
Federative Republic of Brazil:
7.125%, 1/20/2037 (b)	310,000	333,095
7.875%, 3/7/2015	310,000	345,340
8.75%, 2/4/2025	260,000	321,100
8.875%, 10/14/2019 (b)	675,000	823,500
11.0%, 1/11/2012	460,000	565,800
11.0%, 8/17/2040 (b)	655,000	867,875
14.5%, 10/15/2009	220,000	273,350
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	250,000	269,100
Province of Ontario, 3.5%, 9/17/2007	1,500,000	1,480,885
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	240,000	129,600
5.59%**, 8/3/2012 (PIK)	1,210,000	857,475
Republic of Colombia:
8.25%, 12/22/2014 (b)	145,000	164,575
10.0%, 1/23/2012	315,000	370,125
10.75%, 1/15/2013	45,000	55,688
Republic of El Salvador, 144A, 7.65%, 6/15/2035	670,000	760,450
Republic of Indonesia, 144A, 6.875%, 3/9/2017	440,000	467,500
Republic of Panama:
7.125%, 1/29/2026	241,000	260,280
9.375%, 1/16/2023	570,000	738,150
Republic of Peru, 7.35%, 7/21/2025 (b)	1,135,000	1,282,550
Republic of Philippines:
7.75%, 1/14/2031	100,000	113,500
8.0%, 1/15/2016	540,000	614,250
8.375%, 2/15/2011	170,000	186,150
9.375%, 1/18/2017	150,000	184,875
Republic of Serbia, 144A, Series REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	115,000	106,375
Republic of Turkey:
6.875%, 3/17/2036 (b)	470,000	448,850
7.25%, 3/15/2015	70,000	72,363
7.375%, 2/5/2025	125,000	128,125
11.75%, 6/15/2010	405,000	477,900
12.375%, 6/15/2009	300,000	345,750
Republic of Uruguay:
7.625%, 3/21/2036	185,000	203,500
8.0%, 11/18/2022	265,000	300,775
9.25%, 5/17/2017	105,000	128,362
Republic of Venezuela:
7.65%, 4/21/2025	50,000	54,200
9.375%, 1/13/2034	300,000	396,000
10.75%, 9/19/2013	855,000	1,062,337
	Principal Amount ($)(a)	Value ($)

Russian Federation, Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,530,000	1,727,217
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	250,000	225,545
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016 (b)	440,000	475,200
United Mexican States:
5.625%, 1/15/2017	510,000	510,510
8.3%, 8/15/2031	85,000	108,673
		24,111,811
Telecommunication Services 1.1%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	220,000	206,250
Embratel, Series B, 11.0%, 12/15/2008 (b)	20,000	21,950
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	30,000	29,700
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	95,000	104,262
Intelsat Ltd., 5.25%, 11/1/2008	95,000	92,388
Millicom International Cellular SA, 10.0%, 12/1/2013	55,000	59,950
Mobifon Holdings BV, 12.5%, 7/31/2010	195,000	215,478
Nortel Networks Ltd.:
144A, 9.624%**, 7/15/2011	200,000	210,750
144A, 10.125%, 7/15/2013	100,000	108,000
144A, 10.75%, 7/15/2016	75,000	82,031
Stratos Global Corp., 9.875%, 2/15/2013	130,000	125,450
		1,256,209
Utilities 0.4%
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	375,000	384,626
Total Foreign Bonds — US$ Denominated (Cost $28,417,899)		30,026,422

Foreign Bonds — Non US$ Denominated 16.3%
Consumer Discretionary 0.2%
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	50,000	63,059
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	100,000	128,375
		191,434
Financials 0.2%
Codere Finance Luxembourg SA, 144A, 8.25%, 6/15/2015 EUR	50,000	69,798
Louis No. 1 PLC:
144A, 8.5%, 12/1/2014 EUR	55,000	72,603
144A, 10.0%, 12/1/2016 EUR	50,000	66,332
Ono Finance II, 144A, 8.0%, 5/16/2014 EUR	50,000	67,982
		276,715
Materials 0.1%
Rhodia SA, 144A, 6.242%**, 10/15/2013 EUR	85,000	112,148
Sovereign Bonds 15.8%
Bundesrepublic Deutschland, Series 06, 4.0%, 7/4/2016 EUR	1,800,000	2,382,981
	Principal Amount ($)(a)	Value ($)

Federative Republic of Brazil, 12.5%, 1/5/2016 BRL	250,000	125,660
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	1,650,000	474,416
Government of Ukraine, Series REG S, 4.95%, 10/13/2015 EUR	130,000	164,433
Hellenic Republic, 2.9%, 6/21/2008 EUR	3,100,000	4,031,264
Kingdom of Spain, 3.15%, 1/31/2016 EUR	1,900,000	2,353,020
Republic of Argentina:
5.83%, 12/31/2033 (PIK) ARS	375	179
7.82%, 12/31/2033 (PIK) EUR	746,534	1,035,229
Republic of Greece, 4.5%, 9/20/2037 EUR	1,800,000	2,383,123
Republic of Turkey, 20.0%, 10/17/2007 TRY	35	25
United Kingdom Treasury Bond, 5.0%, 3/7/2008 GBP	2,300,000	4,493,945
		17,444,275
Total Foreign Bonds — Non US$ Denominated (Cost $17,723,522)		18,024,572

US Government Sponsored Agencies 1.5%
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012 (Cost $1,685,458)	1,500,000	1,627,164

Loan Participation 0.2%
CSFB International (Exim Ukraine), 6.8%, 10/4/2012 (Cost $199,745)	205,000	200,224
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A, Expiration 6/15/2009*	10	0
TravelCenters of America, Inc., Expiration 5/1/2009*	25	625
Total Warrants (Cost $101)		625
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	85,000	72,675
	Shares	Value ($)

IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	160,000	120,000
Total Other Investments (Cost $197,240)		192,675
Common Stocks 0.0%
GEO Specialty Chemicals, Inc.* (Cost $19,822)	2,058	1,749

Convertible Preferred Stock 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 9.75% (PIK)	2	9,100
Series AI, 144A, 9.75% (PIK)	4	18,200
Total Convertible Preferred Stocks (Cost $41,950)		27,300
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 15.5%
US Treasury Bill, 5.005%***, 1/18/2007 (c)	536,000	534,747
US Treasury Bonds:
5.375%, 2/15/2031	1,700,000	1,820,993
6.25%, 8/15/2023	5,200,000	5,985,283
US Treasury Note, 6.125%, 8/15/2007	8,735,000	8,790,275
Total US Treasury Obligations (Cost $17,002,869)		17,131,298
	Shares	Value ($)

Securities Lending Collateral 7.6%
Daily Assets Fund Institutional, 5.34% (d) (e) (Cost $8,409,765)	8,409,765	8,409,765

Cash Equivalents 7.4%
Cash Management QP Trust, 5.46% (f) (Cost $8,156,731)	8,156,731	8,156,731
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $113,691,731)+	105.4	116,413,847
Other Assets and Liabilities, Net	(5.4)	(5,947,573)
Net Assets	100.0	110,466,274
+ The cost for federal income tax purposes was $113,904,184. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $2,509,663. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,127,408 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $617,745.
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	125,000	USD	105,994	118,750
Grupo Iusacell SA de CV	10.0%	7/15/2004	30,000	USD	21,475	29,700
Oxford Automotive, Inc.	12.0%	10/15/2010	157,024	USD	14,689	2,355
Radnor Holdings Corp.	11.0%	3/15/2010	25,000	USD	17,152	63
					159,310	150,868
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2006.
*** Annualized yield at time of purchase; not a coupon rate.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $8,247,392 which is 7.5% of net assets.
(c) At December 31, 2006, this security, in part or in whole, has been segregated to cover initial margin requirements for open future contracts.
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind.

At December 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Federal Republic of Germany Bond	3/8/2007	24	3,765,359	3,675,970	(89,389)
10 Year Japanese Government Bond	3/9/2007	5	5,638,956	5,632,116	(6,840)
10 Year US Treasury Note	3/21/2007	28	3,048,366	3,009,125	(39,241)
Total net unrealized depreciation					(135,470)

At December 31, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canada Government Bond	3/21/2007	4	394,204	390,413	3,791
2 Year Federal Republic of Germany Bond	3/8/2007	40	5,491,857	5,463,159	28,698
2 Year US Treasury Note	3/30/2007	20	4,095,564	4,080,625	14,939
10 Year Australian Bond	3/15/2007	40	3,249,329	3,186,930	62,399
United Kingdom Treasury Bond	3/28/2007	14	3,002,130	2,964,062	38,068
Total net unrealized appreciation					147,895

At December 31, 2006, the open credit default swap contract purchased was as follows:

Effective/Expiration Date	Notional Amount ($)	Cash Flows Paid by the Portfolio	Underlying Debt Obligation	Unrealized Appreciation ($)
9/27/2006-12/20/2011	2,100,000+	Fixed — 3.25%	Dow Jones CDX High Yield	62,267
Counterparty: + JPMorgan Chase

At December 31, 2006, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	733,218	AUD	967,000	1/29/2007	28,405
USD	1,769,276	EUR	1,398,698	1/29/2007	79,109
USD	2,344,218	GBP	1,248,000	1/29/2007	100,649
USD	202,449	GBP	106,000	1/29/2007	5,208
JPY	464,513,100	USD	3,950,210	1/29/2007	32,331
JPY	44,978,000	USD	388,319	1/29/2007	8,957
USD	569,966	SEK	4,074,000	1/29/2007	27,048
USD	2,483,221	SGD	3,885,000	1/29/2007	53,153
EUR	105,000	USD	140,371	2/12/2007	1,483
EUR	267,450	USD	355,022	2/12/2007	1,253
EUR	798,300	USD	1,059,691	2/12/2007	3,741
EUR	1,350,000	USD	1,806,476	3/6/2007	19,612
GBP	750,000	USD	1,486,200	3/6/2007	16,812
USD	115,476	IDR	1,050,836	3/13/2007	1,368
Total unrealized appreciation					379,129
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	85,000	USD	108,452	1/5/2007	(3,781)
NOK	5,941,000	USD	901,517	1/29/2007	(53,720)
USD	452,110	CAD	508,000	1/29/2007	(15,841)
CHF	3,694,000	USD	2,945,774	1/29/2007	(91,152)
CHF	961,000	USD	777,709	1/29/2007	(12,352)
EUR	663,000	USD	850,483	1/29/2007	(25,674)
EUR	55,000	USD	70,197	2/5/2007	(2,532)
EUR	50,000	USD	63,870	2/9/2007	(2,259)
USD	9,918,458	JPY	1,130,000,000	3/6/2007	(342,534)
Total unrealized depreciation					(549,845)
Currency Abbreviations
ARS Argentine Peso
AUD Austrian Dollar
BRL Brazilian Dollar
CAD Canadian Dollars
CHF Swiss Franc
EUR Euro
GBP Great British Pound
IDR Indonesian Rupiah
JPY Japanese Yen
NOK Norwegian Krone
MYR Malaysian Ringgit
SEK Swedish Krona
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $97,125,235) — including $8,247,392 of securities loaned	$ 99,847,351
Investment in Daily Assets Fund Institutional (cost $8,409,765)*	8,409,765
Investment in Cash Management QP Trust (cost $8,156,731)	8,156,731
Total investments in securities, at value (cost $113,691,731)	116,413,847
Cash	338,309
Foreign currency, at value (cost $377,779)	375,518
Interest receivable	2,011,807
Receivable for Portfolio shares sold	40,822
Foreign taxes recoverable	2,498
Unrealized appreciation on forward foreign currency exchange contracts	379,129
Unrealized appreciation on credit default swap contracts	62,267
Other assets	3,261
Total assets	119,627,458
Liabilities
Payable upon return of securities loaned	8,409,765
Payable for Portfolio shares redeemed	4,613
Unrealized depreciation on forward foreign currency exchange contracts	549,845
Payable for daily variation margin on open futures contracts	19,628
Accrued management fee	53,940
Net payable on closed forward foreign currency exchange contracts	12,447
Other accrued expenses and payables	110,946
Total liabilities	9,161,184
Net assets, at value	$ 110,466,274
Net Assets
Net assets consist of: Undistributed net investment income	6,991,143
Net unrealized appreciation (depreciation) on: Investments	2,722,116
Credit default swaps	62,267
Futures	12,425
Foreign currency related transactions	(179,391)
Accumulated net realized gain (loss)	(215,945)
Paid-in capital	101,073,659
Net assets, at value	$ 110,466,274
Class A Net Asset Value, offering and redemption price per share ($85,766,556 ÷ 7,267,545 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.80
Class B Net Asset Value, offering and redemption price per share ($24,699,718 ÷ 2,104,567 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.74
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Interest (net of foreign taxes withheld of $88)	$ 6,000,129
Interest — Cash Management QP Trust	419,063
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	24,528
Total Income	6,443,720
Expenses: Management fee	662,490
Custodian fees	38,875
Distribution service fees (Class B)	61,574
Record keeping fees (Class B)	31,717
Auditing	57,050
Legal	10,785
Trustees' fees and expenses	15,610
Reports to shareholders	42,048
Registration fees	277
Other	48,963
Total expenses before expense reductions	969,389
Expense reductions	(17,598)
Total expenses after expense reductions	951,791
Net investment income	5,491,929
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,526,104
Credit default swaps	(157,354)
Futures	47,043
Foreign currency related transactions	200,740
Net increase from payments by affiliates and net losses realized on trades executed incorrectly and the disposal of investments in violation of restrictions	—
1,616,533
Net unrealized appreciation (depreciation) during the period on: Investments	1,514,128
Credit default swaps	197,123
Futures	79,925
Foreign currency related transactions	(49,418)
1,741,758
Net gain (loss) on investment transactions	3,358,291
Net increase (decrease) in net assets resulting from operations	$ 8,850,220

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 5,491,929	$ 4,985,394
Net realized gain (loss) on investment transactions	1,616,533	355,060
Net unrealized appreciation (depreciation) during the period on investment transactions	1,741,758	(3,288,846)
Net increase (decrease) in net assets resulting from operations	8,850,220	2,051,608
Distributions to shareholders from: Net investment income: Class A	(3,447,308)	(5,064,114)
Class B	(1,139,329)	(1,726,009)
Net realized gains: Class A	(665,270)	(149,856)
Class B	(235,620)	(53,955)
Portfolio share transactions: Class A Proceeds from shares sold	23,655,231	19,392,981
Reinvestment of distributions	4,112,578	5,213,970
Cost of shares redeemed	(15,500,783)	(12,247,000)
Net increase (decrease) in net assets from Class A share transactions	12,267,026	12,359,951
Class B Proceeds from shares sold	3,743,282	7,141,190
Reinvestment of distributions	1,374,949	1,779,964
Cost of shares redeemed	(7,442,604)	(2,685,538)
Net increase (decrease) in net assets from Class B share transactions	(2,324,373)	6,235,616
Increase (decrease) in net assets	13,305,346	13,653,241
Net assets at beginning of period	97,160,928	83,507,687
Net assets at end of period (including undistributed net investment income of $6,991,143 and $4,603,670, respectively)	$ 110,466,274	$ 97,160,928
Other Information
Class A Shares outstanding at beginning of period	6,158,201	5,069,464
Shares sold	2,099,310	1,677,930
Shares issued to shareholders in reinvestment of distributions	375,578	468,040
Shares redeemed	(1,365,544)	(1,057,233)
Net increase (decrease) in Class A shares	1,109,344	1,088,737
Shares outstanding at end of period	7,267,545	6,158,201
Class B Shares outstanding at beginning of period	2,304,696	1,758,421
Shares sold	329,869	619,274
Shares issued to shareholders in reinvestment of distributions	125,911	160,213
Shares redeemed	(655,909)	(233,212)
Net increase (decrease) in Class B shares	(200,129)	546,275
Shares outstanding at end of period	2,104,567	2,304,696

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.50	$ 12.25	$ 11.82	$ 11.10	$ 10.27
Income (loss) from investment operations: Net investment income[a]	.62	.65	.58	.41	.45
Net realized and unrealized gain (loss) on investment transactions	.36	(.39)	.39	.47	.68
Total from investment operations	.98	.26	.97	.88	1.13
Less distributions from: Net investment income	(.57)	(.98)	—	(.15)	(.30)
Net realized gain on investment transactions	(.11)	(.03)	(.54)	(.01)	—
Total distributions	(.68)	(1.01)	(.54)	(.16)	(.30)
Net asset value, end of period	$ 11.80	$ 11.50	$ 12.25	$ 11.82	$ 11.10
Total Return (%)	8.98	2.38	8.60	7.85	11.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	71	62	62	60
Ratio of expenses (%)	.85	.88	.84	.83	.73
Ratio of net investment income (%)	5.47	5.61	4.99	3.60	4.26
Portfolio turnover rate (%)	143	120	210	160	65
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.44	$ 12.17	$ 11.78	$ 11.44
Income (loss) from investment operations: Net investment income[b]	.59	.61	.53	.17
Net realized and unrealized gain (loss) on investment transactions	.35	(.38)	.40	.17
Total from investment operations	.94	.23	.93	.34
Less distributions from: Net investment income	(.53)	(.93)	—	—
Net realized gain on investment transactions	(.11)	(.03)	(.54)	—
Total distributions	(.64)	(.96)	(.54)	—
Net asset value, end of period	$ 11.74	$ 11.44	$ 12.17	$ 11.78
Total Return (%)	8.75[c]	1.92[c]	8.27	2.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	26	21	8
Ratio of expenses before expense reductions (%)	1.24	1.25	1.22	1.26*
Ratio of expenses after expense reductions (%)	1.18	1.21	1.22	1.26*
Ratio of net investment income (%)	5.14	5.28	4.61	1.80*
Portfolio turnover rate (%)	143	120	210	160
[a] For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Technology VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Technology VIP from 5/1/1999 to 12/31/2006
[] DWS Technology VIP — Class A [] Goldman Sachs Technology Index [] Russell 1000® Growth Index

The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,075	$10,653	$10,070	$9,489
	Average annual total return	.75%	2.13%	.14%	-.68%
Goldman Sachs Technology Index	Growth of $10,000	$10,898	$11,443	$10,537	$7,726
	Average annual total return	8.98%	4.59%	1.05%	-3.31%
Russell 1000 Growth Index	Growth of $10,000	$10,907	$12,205	$11,420	$8,815
	Average annual total return	9.07%	6.87%	2.69%	-1.63%
DWS Technology VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,043	$10,525	$14,655
	Average annual total return		.43%	1.72%	8.87%
Goldman Sachs Technology Index	Growth of $10,000		$10,898	$11,443	$15,726
	Average annual total return		8.98%	4.59%	10.58%
Russell 1000 Growth Index	Growth of $10,000		$10,907	$12,205	$14,415
	Average annual total return		9.07%	6.87%	8.47%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns began on April 30, 1999.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Technology VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,118.10	$ 1,117.10
Expenses Paid per $1,000*	$ 4.80	$ 6.88
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,020.67	$ 1,018.70
Expenses Paid per $1,000*	$ 4.58	$ 6.56
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.90%	1.29%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Technology VIP

Technology stocks delivered a positive absolute return during 2006, but the sector underperformed the broader market. A strong second half rally was not enough to make up for tech's weakness in the second quarter, during which the options backdating scandal weighed heavily on the sector. DWS Technology VIP (Class A shares, unadjusted for contract charges) returned 0.75% for the year, trailing the 8.98% return of its benchmark, the Goldman Sachs Technology Index.

We have made an effort to invest in what we believe are faster-growing companies since taking over the Portfolio's management duties in April, an approach that is reflected in increased weightings in overseas and mid-cap companies. While we believe that this positioning will pay off in the long-term, it detracted from returns during the second half of the year due to the substantial outperformance of large-cap techs.

Software was our most significant area of underperformance, largely as a result of the Portfolio's underweights in Microsoft Corp. and Oracle Corp.1 Also hurting performance was our stock selection in the semiconductors, internet and hardware sectors. On the plus side, the Portfolio benefited from our decision to not own any US-based electronics equipment companies and to invest instead in foreign stocks such as Hon Hai Precision Industry Co., Ltd. and Inotera Memories, Inc., both of which are based in Taiwan. In terms of individual companies, notable winners included Apple Computer, Inc., Akamai Technologies, Inc., and a non-holding in Dell.

In an environment likely to be characterized by a large dispersion in the performance of individual stocks, our focus in 2007 will be on investing in companies that we believe are demonstrating solid growth and strong product cycles.

Kelly P. Davis, CFA Brian S. Peters, CFA
Lead Portfolio Manager Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Technology VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	99%	95%
Cash Equivalents	1%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Information Technology:
Software	23%	15%
Computers & Peripherals	19%	22%
Semiconductors & Semiconductor Equipment	18%	25%
Communications Equipment	16%	16%
Internet Software & Services	13%	9%
IT Services	6%	7%
Electronic Equipment & Instruments	2%	1%
Electronic Equipment	1%	—
Industrials	2%	—
Consumer Discretionary	—	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 235. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Technology VIP

	Shares	Value ($)

Common Stocks 97.9%
Industrials 1.6%
Commercial Services & Supplies 0.6%
SAIC, Inc.* (a)	59,800	1,063,842
Electrical Equipment 1.0%
Cheng Uei Precision Industry Co., Ltd.	516,071	1,836,668
Information Technology 96.0%
Communications Equipment 16.0%
Cisco Systems, Inc.*	373,800	10,215,954
Corning, Inc.*	283,700	5,308,027
Foundry Networks, Inc.*	180,500	2,703,890
Motorola, Inc.	155,584	3,198,807
QUALCOMM, Inc.	186,816	7,059,777
Riverbed Technology, Inc.* (a)	4,100	125,870
		28,612,325
Computers & Peripherals 19.0%
Apple Computer, Inc.*	103,900	8,814,876
Asustek Computer, Inc.	750,000	2,043,208
EMC Corp.*	447,200	5,903,040
Hewlett-Packard Co.	210,900	8,686,971
Network Appliance, Inc.*	70,700	2,777,096
QLogic Corp.*	112,420	2,464,247
Rackable Systems, Inc.* (a)	60,100	1,861,297
SanDisk Corp.* (a)	32,700	1,407,081
		33,957,816
Electronic Equipment & Instruments 2.2%
Hon Hai Precision Industry Co., Ltd.	535,200	3,821,955
Internet Software & Services 12.5%
Akamai Technologies, Inc.*	30,300	1,609,536
eBay, Inc.*	210,600	6,332,742
Google, Inc. "A"*	18,300	8,426,784
Yahoo!, Inc.*	235,700	6,019,778
		22,388,840
IT Services 5.8%
Automatic Data Processing, Inc.	150,530	7,413,602
BearingPoint, Inc.* (a)	110,500	869,635
Paychex, Inc.	51,900	2,052,126
		10,335,363
Semiconductors & Semiconductor Equipment 17.5%
Advanced Micro Devices, Inc.*	114,700	2,334,145
Applied Materials, Inc.	234,200	4,320,990
ASML Holding NV (NY Registered Shares)* (a)	102,500	2,524,575
Broadcom Corp. "A"*	31,287	1,010,883
Inotera Memories, Inc.*	1,492,000	1,780,426
	Shares	Value ($)

Intel Corp.	245,389	4,969,127
Marvell Technology Group Ltd.*	103,000	1,976,570
Maxim Integrated Products, Inc.	106,834	3,271,257
MKS Instruments, Inc.*	49,600	1,119,968
PMC-Sierra, Inc.* (a)	113,800	763,598
SiRF Technology Holdings, Inc.* (a)	86,100	2,197,272
Spansion, Inc. "A"* (a)	133,000	1,976,380
Texas Instruments, Inc.	104,500	3,009,600
		31,254,791
Software 23.0%
Adobe Systems, Inc.*	206,600	8,495,392
Autodesk, Inc.*	103,800	4,199,748
Cadence Design Systems, Inc.*	110,200	1,973,682
Electronic Arts, Inc.*	99,600	5,015,856
Microsoft Corp.	314,346	9,386,372
Oracle Corp.*	200,000	3,428,000
Symantec Corp.*	312,077	6,506,805
Take-Two Interactive Software, Inc.* (a)	122,100	2,168,496
		41,174,351
Materials 0.3%
Chemicals
SODIFF Advanced Materials Co., Ltd.	28,944	525,097
Total Common Stocks (Cost $149,175,395)		174,971,048

Call Options Purchased 0.1%
Microsoft Corp. Expiring 4/21/2007, Strike Price, $30.0 (Cost $215,824)	1,927	279,415

Securities Lending Collateral 7.0%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $12,467,311)	12,467,311	12,467,311

Cash Equivalents 1.2%
Cash Management QP Trust, 5.46% (d) (Cost $2,194,811)	2,194,811	2,194,811
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $164,053,341)+	106.2	189,912,585
Other Assets and Liabilities, Net	(6.2)	(11,115,742)
Net Assets	100.0	178,796,843
* Non-income producing security.
+ The cost for federal income tax purposes was $177,677,616. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $12,234,969. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,588,147 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,353,178.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $12,094,384 which is 6.8% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At December 31, 2006, open written options were as follows:

Written Options	Number of Contracts	ExpirationDate	Strike Price ($)	Value ($)
Call Options Take Two Interactive Software (premiums received ($100,465)	536	1/20/2007	17.5	(54,136)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $149,391,219) — including $12,094,384 of securities loaned	$ 175,250,463
Investment in Daily Assets Fund Institutional (cost $12,467,311)*	12,467,311
Investment in Cash Management QP Trust (cost $2,194,811)	2,194,811
Total investments in securities, at value (cost $164,053,341)	189,912,585
Foreign currency, at value (cost $1,377,304)	1,377,959
Receivable for Portfolio shares sold	186,808
Dividends receivable	82,990
Interest receivable	15,544
Foreign taxes recoverable	274
Other assets	5,671
Total assets	191,581,831
Liabilities
Payable for Portfolio shares redeemed	31,119
Payable upon return of securities loaned	12,467,311
Written options, at value (premium received $100,465)	54,136
Accrued management fee	115,837
Other accrued expenses and payables	116,585
Total liabilities	12,784,988
Net assets, at value	$ 178,796,843
Net Assets
Net assets consist of: Accumulated net investment loss	(2,464)
Net unrealized appreciation (depreciation) on: Investments	25,859,244
Written options	46,329
Foreign currency related transactions	654
Accumulated net realized gain (loss)	(265,490,735)
Paid-in capital	418,383,815
Net assets, at value	$ 178,796,843
Class A Net Asset Value, offering and redemption price per share ($164,694,094 ÷ 17,575,288 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.37
Class B Net Asset Value, offering and redemption price per share ($14,102,749 ÷ 1,525,054 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.25
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $27,951)	$ 828,209
Interest	2,220
Interest — Cash Management QP Trust	280,064
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	23,020
Other income**	338,842
Total Income	1,472,355
Expenses: Management fee	1,436,929
Custodian and accounting fees	89,890
Distribution service fees (Class B)	37,465
Record keeping fees (Class B)	20,308
Auditing	47,016
Legal	17,823
Trustees' fees and expenses	22,214
Reports to shareholders	78,048
Other	20,928
Total expenses before expense reductions	1,770,621
Expense reductions	(3,493)
Total expenses after expense reductions	1,767,128
Net investment income (loss)	(294,773)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,086,166
Written options	60,573
Foreign currency related transactions	(33,849)
6,112,890
Net unrealized appreciation (depreciation) during the period on: Investments	(5,948,927)
Written options	(5,655)
Foreign currency related transactions	(539)
(5,955,121)
Net gain (loss) on investment transactions	157,769
Net increase (decrease) in net assets resulting from operations	$ (137,004)
** Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note J).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (294,773)	$ (837,802)
Net realized gain (loss)	6,112,890	13,020,687
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,955,121)	(6,202,419)
Net increase (decrease) in net assets resulting from operations	(137,004)	5,980,466
Distributions to shareholders from: Net investment income: Class A	—	(979,061)
Class B	—	(18,255)
Portfolio share transactions: Class A Proceeds from shares sold	6,300,268	13,734,734
Reinvestment of distributions	—	979,061
Cost of shares redeemed	(40,707,874)	(50,111,493)
Net increase (decrease) in net assets from Class A share transactions	(34,407,606)	(35,397,698)
Class B Proceeds from shares sold	2,069,789	2,549,674
Reinvestment of distributions	—	18,255
Cost of shares redeemed	(4,331,077)	(2,984,180)
Net increase (decrease) in net assets from Class B share transactions	(2,261,288)	(416,251)
Increase (decrease) in net assets	(36,805,898)	(30,830,799)
Net assets at beginning of period	215,602,741	246,433,540
Net assets at end of period (including accumulated net investment loss and accumulated distributions in excess of net investment income of $2,464 and $402, respectively)	$ 178,796,843	$ 215,602,741
Other Information
Class A Shares outstanding at beginning of period	21,420,473	25,536,462
Shares sold	695,699	1,583,343
Shares issued to shareholders in reinvestment of distributions	—	119,107
Shares redeemed	(4,540,884)	(5,818,439)
Net increase (decrease) in Class A shares	(3,845,185)	(4,115,989)
Shares outstanding at end of period	17,575,288	21,420,473
Class B Shares outstanding at beginning of period	1,782,726	1,832,122
Shares sold	234,259	296,780
Shares issued to shareholders in reinvestment of distributions	—	2,234
Shares redeemed	(491,931)	(348,410)
Net increase (decrease) in Class B shares	(257,672)	(49,396)
Shares outstanding at end of period	1,525,054	1,782,726

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.30	$ 9.01	$ 8.84	$ 6.02	$ 9.36
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)[b]	(.03)	.04	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.08	.36	.13	2.86	(3.30)
Total from investment operations	.07	.33	.17	2.82	(3.33)
Less distributions from: Net investment income	—	(.04)	—	—	(.01)
Net asset value, end of period	$ 9.37	$ 9.30	$ 9.01	$ 8.84	$ 6.02
Total Return (%)	.75[b]	3.74	1.92	46.84	(35.52)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	165	199	230	257	219
Ratio of expenses (%)	.89	.86	.83	.86	.80
Ratio of net investment income (%)	(.12)[b]	(.36)	.43	(.50)	(.37)
Portfolio turnover rate (%)	49	135	112	66	64
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.21	$ 8.93	$ 8.80	$ 6.01	$ 6.32
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)[d]	(.07)	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.08	.36	.12	2.86	(.29)
Total from investment operations	.04	.29	.13	2.79	(.31)
Less distributions from: Net investment income	—	(.01)	—	—	—
Net asset value, end of period	$ 9.25	$ 9.21	$ 8.93	$ 8.80	$ 6.01
Total Return (%)	.43[d]	3.27	1.48[c]	46.42	(4.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	16	16	11.3
Ratio of expenses before expense reductions (%)	1.28	1.26	1.22	1.25	1.06*
Ratio of expenses after expense reductions (%)	1.28	1.26	1.21	1.25	1.06*
Ratio of net investment income (%)	(.51)[d]	(.76)	.05	(.89)	(.79)*
Portfolio turnover rate (%)	49	135	112	66	64
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Turner Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Additionally, it is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for life of portfolio period for Class A shares and for all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Turner Mid Cap Growth VIP from 5/1/2001 to 12/31/2006
[] DWS Turner Mid Cap Growth VIP — Class A [] Russell Midcap™ Growth Index

The Russell Midcap™ Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Yearly periods ended December 31
Comparative Results
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,652	$13,219	$13,293	$11,738
	Average annual total return	6.52%	9.75%	5.86%	2.87%
Russell Midcap Growth Index	Growth of $10,000	$11,066	$14,325	$14,840	$13,558
	Average annual total return	10.66%	12.73%	8.22%	5.52%
DWS Turner Mid Cap Growth VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,621	$13,072	$17,509
	Average annual total return		6.21%	9.34%	13.27%
Russell Midcap Growth Index	Growth of $10,000		$11,066	$14,325	$18,482
	Average annual total return		10.66%	12.73%	14.62%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares; had it not done so, expenses for Class B shares would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,022.50	$ 1,021.90
Expenses Paid per $1,000*	$ 5.10	$ 7.19
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,020.16	$ 1,018.10
Expenses Paid per $1,000*	$ 5.09	$ 7.17
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	1.00%	1.41%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Turner Mid Cap Growth VIP

For the year, the DWS Turner Mid Cap Growth VIP recorded a return of 6.52% (Class A shares, unadjusted for contract charges), underperforming the 10.66% return posted by the Portfolio's benchmark, the Russell Midcap Growth™ Index. Three of the Portfolio's sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the producer durables and materials/processing sectors. Industries that added value included telecommunications equipment, trucks/construction/farm equipment, steel, and aerospace and defense stocks. Detracting the most from performance were our weightings in the health care and technology sectors.

After four straight up years, Wall Street pundits are sharply divided as to whether the aging bull has any more life in it. We think it does. We remain optimistic that over the next 12 months a recession will be avoided, although the economy should continue to slow. As the economy slows, the profitability of some companies is likely to falter and the stocks of companies able to keep achieving above-average growth (i.e., growth stocks) should do well, in our estimation. In short, we anticipate that investors may be willing to pay a premium for superior earnings growth and bona fide growth stocks.

We believe two catalysts could thwart the continuation of the bull market. One, the latest annualized core inflation rate is more than 2% -— above the level that the US Federal Reserve Board (the Fed) considers acceptable. Fed Chairman Ben Bernanke hinted in late November that the threat of inflation is still worrisome enough to possibly warrant another rate hike. Two, the yield curve remains inverted, with the three-month US Treasury rate higher than its 10-year counterpart. An inverted yield curve has been a reliable predictor of a recession in modern times. A combination of accelerating inflation and rising rates could blunt corporate earnings and precipitate a recession -— and in the process bring the bull market to a halt. But we don't think that will happen. As we see it, the economy should grow at a solid pace, inflation should be subdued, corporate earnings growth should reach the high single digits at least, and the stock market should have more gains in store for 2007.

Tara Hedlund
Christopher K. McHugh Jason Schrotberger
Lead Manager Portfolio Managers

Turner Investment Partners, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Additionally, it is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	99%	96%
Cash Equivalents	1%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Information Technology	23%	25%
Consumer Discretionary	21%	17%
Health Care	16%	17%
Industrials	11%	14%
Financials	10%	10%
Energy	7%	10%
Telecommunication Services	6%	2%
Consumer Staples	3%	2%
Materials	2%	3%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 245. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 99.6%
Consumer Discretionary 20.8%
Hotels Restaurants & Leisure 8.1%
Ctrip.com International Ltd. (ADR) (a)	11,460	716,021
Hilton Hotels Corp.	74,260	2,591,674
International Game Technology	80,380	3,713,556
Pinnacle Entertainment, Inc.*	21,300	705,882
WMS Industries, Inc.* (a)	40,510	1,412,178
Wynn Resorts Ltd. (a)	26,200	2,458,870
		11,598,181
Household Durables 1.3%
Harman International Industries, Inc.	17,790	1,777,399
Internet & Catalog Retail 2.5%
Nutri/System, Inc.* (a)	37,410	2,371,420
VistaPrint Ltd.* (a)	36,910	1,222,090
		3,593,510
Multiline Retail 1.3%
J.C. Penney Co., Inc.	24,680	1,909,245
Specialty Retail 2.6%
GameStop Corp. "A"* (a)	16,740	922,541
Guess?, Inc.*	28,760	1,824,247
The Children's Place Retail Stores, Inc.*	13,890	882,293
		3,629,081
Textiles, Apparel & Luxury Goods 5.0%
Coach, Inc.*	84,930	3,648,593
Polo Ralph Lauren Corp.	25,340	1,967,904
Under Armour, Inc. "A"* (a)	31,050	1,566,473
		7,182,970
Consumer Staples 3.0%
Beverages 0.5%
Hansen Natural Corp.* (a)	23,940	806,299
Food Products 2.5%
Bunge Ltd.	12,450	902,750
McCormick & Co., Inc.	22,990	886,494
Wm. Wrigley Jr. Co.	33,960	1,756,411
		3,545,655
Energy 7.2%
Energy Equipment & Services 3.9%
Cameron International Corp.*	31,530	1,672,667
National-Oilwell Varco, Inc.*	20,930	1,280,497
Smith International, Inc.	41,120	1,688,798
Superior Energy Services, Inc.*	29,260	956,217
		5,598,179
Oil, Gas & Consumable Fuels 3.3%
Quicksilver Resources, Inc.* (a)	21,300	779,367
Range Resources Corp.	74,884	2,056,315
Southwestern Energy Co.*	17,360	608,468
Williams Companies, Inc.	49,980	1,305,477
		4,749,627
	Shares	Value ($)

Financials 10.4%
Capital Markets 5.5%
Affiliated Managers Group, Inc.* (a)	17,274	1,816,016
Greenhill & Co., Inc. (a)	13,920	1,027,296
Northern Trust Corp.	24,550	1,489,939
T. Rowe Price Group, Inc.	60,560	2,650,711
TD Ameritrade Holding Corp. (a)	55,200	893,136
		7,877,098
Commercial Banks 0.2%
Synovus Financial Corp.	8,770	270,379
Diversified Financial Services 2.1%
IntercontinentalExchange, Inc.*	17,890	1,930,331
Nasdaq Stock Market, Inc.* (a)	34,040	1,048,092
		2,978,423
Insurance 0.5%
Arch Capital Group Ltd.*	9,880	667,987
Real Estate Investment Trusts 0.9%
The Macerich Co. (REIT)	15,560	1,347,029
Real Estate Management & Development 1.2%
CB Richard Ellis Group, Inc. "A"*	52,350	1,738,020
Health Care 15.6%
Biotechnology 3.2%
Alexion Pharmaceuticals, Inc.* (a)	22,880	924,123
Celgene Corp.*	44,550	2,562,961
MedImmune, Inc.*	32,940	1,066,268
		4,553,352
Health Care Equipment & Supplies 1.8%
Intuitive Surgical, Inc.* (a)	13,840	1,327,256
St. Jude Medical, Inc.*	32,780	1,198,437
		2,525,693
Health Care Providers & Services 2.1%
DaVita, Inc.*	16,640	946,483
Henry Schein, Inc.*	14,550	712,659
Psychiatric Solutions, Inc.*	35,770	1,342,090
		3,001,232
Life Sciences Tools & Services 3.1%
Applera Corp. — Applied Biosystems Group	32,200	1,181,418
Pharmaceutical Product Development, Inc.	43,700	1,408,014
Thermo Fisher Scientific, Inc.*	40,430	1,831,075
		4,420,507
Pharmaceuticals 5.4%
Allergan, Inc.	18,550	2,221,177
Forest Laboratories, Inc.*	27,450	1,388,970
Medicis Pharmaceutical Corp. "A" (a)	19,810	695,925
New River Pharmaceuticals, Inc.* (a)	13,540	740,774
Sepracor, Inc.* (a)	17,640	1,086,271
Shire PLC (ADR) (a)	26,230	1,619,965
		7,753,082
Industrials 11.2%
Aerospace & Defense 1.8%
Precision Castparts Corp.	32,910	2,576,195
	Shares	Value ($)

Air Freight & Logistics 0.8%
C.H. Robinson Worldwide, Inc.	27,350	1,118,341
Airlines 1.9%
Continental Airlines, Inc. "B"* (a)	35,970	1,483,762
US Airways Group, Inc.* (a)	21,560	1,161,006
		2,644,768
Commercial Services & Supplies 1.2%
Monster Worldwide, Inc.*	34,830	1,624,471
Electrical Equipment 3.1%
AMETEK, Inc.	45,990	1,464,322
Energy Conversion Devices, Inc.* (a)	19,610	666,348
General Cable Corp.*	25,650	1,121,161
Roper Industries, Inc.	23,720	1,191,693
		4,443,524
Industrial Conglomerates 1.0%
McDermott International, Inc.*	28,595	1,454,342
Machinery 0.7%
Harsco Corp.	13,820	1,051,702
Road & Rail 0.7%
CSX Corp.	29,220	1,006,045
Information Technology 23.4%
Communications Equipment 3.8%
F5 Networks, Inc.*	33,540	2,489,003
JDS Uniphase Corp.*	62,814	1,046,481
Polycom, Inc.*	60,860	1,881,183
		5,416,667
Computers & Peripherals 1.5%
QLogic Corp.*	66,920	1,466,887
SanDisk Corp.*	16,710	719,031
		2,185,918
Internet Software & Services 3.6%
Akamai Technologies, Inc.* (a)	39,380	2,091,866
aQuantive, Inc.*	37,900	934,614
Digital River, Inc.* (a)	16,860	940,619
VeriSign, Inc.*	49,520	1,190,956
		5,158,055
IT Services 2.7%
Fiserv, Inc.*	35,290	1,849,902
Isilon Systems, Inc.* (a)	18,900	521,640
Paychex, Inc.	36,480	1,442,419
		3,813,961
Semiconductors & Semiconductor Equipment 8.5%
Altera Corp.*	67,090	1,320,331
Cymer, Inc.* (a)	29,000	1,274,550
	Shares	Value ($)

Integrated Device Technology, Inc.*	75,840	1,174,003
KLA-Tencor Corp.	53,270	2,650,182
MEMC Electronic Materials, Inc.*	33,250	1,301,405
NVIDIA Corp.*	68,150	2,522,232
Varian Semiconductor Equipment Associates, Inc.*	40,780	1,856,306
		12,099,009
Software 3.3%
Activision, Inc.*	79,020	1,362,305
Electronic Arts, Inc.*	27,560	1,387,921
Salesforce.com, Inc.* (a)	52,500	1,913,625
		4,663,851
Materials 1.9%
Chemicals 0.5%
Agrium, Inc.	23,450	738,440
Containers & Packaging 0.5%
Owens-Illinois, Inc.*	38,790	715,676
Metals & Mining 0.9%
Allegheny Technologies, Inc.	13,580	1,231,434
Telecommunication Services 5.6%
Wireless Telecommunication Services
American Tower Corp. "A"*	58,530	2,181,999
Crown Castle International Corp.*	38,610	1,247,103
Leap Wireless International, Inc.*	14,020	833,769
NII Holdings, Inc.* (a)	58,440	3,765,875
		8,028,746
Utilities 0.5%
Gas Utilities
Questar Corp.	8,450	701,773
Total Common Stocks (Cost $114,991,397)		142,195,866

Securities Lending Collateral 18.0%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $25,631,553)	25,631,553	25,631,553

Cash Equivalents 0.6%
Cash Management QP Trust, 5.46% (d) (Cost $882,604)	882,604	882,604
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $141,505,554)+	118.2	168,710,023
Other Assets and Liabilities, Net	(18.2)	(25,997,066)
Net Assets	100.0	142,712,957
* Non-income producing security.
+ The cost for federal income tax purposes was $141,607,757. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $27,102,266. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,726,844 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,624,578.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $24,937,749 which is 17.5% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $114,991,397) — including $24,937,749 of securities loaned	$ 142,195,866
Investment in Daily Assets Fund Institutional (cost $25,631,553)*	25,631,553
Investment in Cash Management QP Trust (cost $882,604)	882,604
Total investments in securities, at value (cost $141,505,554)	168,710,023
Receivable for investments sold	400,603
Dividends receivable	46,739
Interest receivable	10,615
Other assets	4,239
Total assets	169,172,219
Liabilities
Payable upon return of securities loaned	25,631,553
Payable for investments purchased	452,779
Payable for Portfolio shares redeemed	156,431
Accrued management fee	102,739
Other accrued expenses and payables	115,760
Total liabilities	26,459,262
Net assets, at value	$ 142,712,957
Net Assets
Net assets consist of: Accumulated net investment loss	(2,089)
Net unrealized appreciation (depreciation) on investments	27,204,469
Accumulated net realized gain (loss)	11,823,325
Paid-in capital	103,687,252
Net assets, at value	$ 142,712,957
Class A Net Asset Value, offering and redemption price per share ($116,844,362 ÷ 10,696,292 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.92
Class B Net Asset Value, offering and redemption price per share ($25,868,595 ÷ 2,410,110 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.73
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends	$ 1,200,593
Interest — Cash Management QP Trust	99,670
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	81,071
Total Income	1,381,334
Expenses: Management fee	1,209,780
Custodian and accounting fees	116,746
Distribution service fees (Class B)	67,940
Record keeping fees (Class B)	40,984
Auditing	45,655
Legal	20,093
Trustees' fees and expenses	18,476
Reports to shareholders	45,166
Other	9,698
Total expenses before expense reductions	1,574,538
Expense reductions	(3,604)
Total expenses after expense reductions	1,570,934
Net investment income (loss)	(189,600)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	11,845,281
Net unrealized appreciation (depreciation) during the period on investments	(2,726,806)
Net gain (loss) on investment transactions	9,118,475
Net increase (decrease) in net assets resulting from operations	$ 8,928,875

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (186,600)	$ (848,873)
Net realized gain (loss) on investment transactions	11,845,281	15,832,516
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,726,806)	(148,045)
Net increase (decrease) in net assets resulting from operations	8,928,875	14,835,598
Distributions to shareholders from: Net realized gains: Class A	(9,522,910)	—
Class B	(2,156,952)	—
Portfolio share transactions: Class A Proceeds from shares sold	8,775,738	10,529,915
Reinvestment of distributions	9,522,910	—
Cost of shares redeemed	(20,986,374)	(18,562,756)
Net increase (decrease) in net assets from Class A share transactions	(2,687,726)	(8,032,841)
Class B Proceeds from shares sold	3,506,164	6,985,137
Reinvestment of distributions	2,156,952	—
Cost of shares redeemed	(6,329,936)	(5,854,761)
Net increase (decrease) in net assets from Class B share transactions	(666,820)	1,130,376
Increase (decrease) in net assets	(6,105,533)	7,933,133
Net assets at beginning of period	148,818,490	140,885,357
Net assets at end of period (including accumulated net investment loss of $2,089 and $86, respectively)	$ 142,712,957	$ 148,818,490
Other Information
Class A Shares outstanding at beginning of period	11,034,621	11,918,058
Shares sold	775,698	997,835
Shares issued to shareholders in reinvestment of distributions	829,522	—
Shares redeemed	(1,943,549)	(1,881,272)
Net increase (decrease) in Class A shares	(338,329)	(883,437)
Shares outstanding at end of period	10,696,292	11,034,621
Class B Shares outstanding at beginning of period	2,497,836	2,386,654
Shares sold	324,988	684,539
Shares issued to shareholders in reinvestment of distributions	190,543	—
Shares redeemed	(603,257)	(573,357)
Net increase (decrease) in Class B shares	(87,726)	111,182
Shares outstanding at end of period	2,410,110	2,497,836

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.02	$ 9.86	$ 8.88	$ 5.98	$ 8.82
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.05)	(.07)	(.06)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.77	1.21	1.05	2.96	(2.78)
Total from investment operations	.76	1.16	.98	2.90	(2.84)
Less distributions from: Net realized gain on investment transactions	(.86)	—	—	—	—
Net asset value, end of period	$ 10.92	$ 11.02	$ 9.86	$ 8.88	$ 5.98
Total Return (%)	6.52	11.76	11.04	48.49	(32.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	122	118	110	61
Ratio of expenses (%)	.97	1.11	1.19	1.18	1.13
Ratio of net investment income (loss) (%)	(.06)	(.56)	(.82)	(.90)	(.82)
Portfolio turnover rate (%)	148	151	174	155	225
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.88	$ 9.78	$ 8.84	$ 5.97	$ 6.60
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.09)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.76	1.19	1.04	2.96	(.61)
Total from investment operations	.71	1.10	.94	2.87	(.63)
Less distributions from: Net realized gain on investment transactions	(.86)	—	—	—	—
Net asset value, end of period	$ 10.73	$ 10.88	$ 9.78	$ 8.84	$ 5.97
Total Return (%)	6.21	11.25[c]	10.63	48.07	(9.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	27	23	13.6
Ratio of expenses before expense reductions (%)	1.37	1.51	1.56	1.57	1.38*
Ratio of expenses after expense reductions (%)	1.37	1.48	1.56	1.57	1.38*
Ratio of net investment income (loss) (%)	(.46)	(.93)	(1.19)	(1.29)	(.81)*
Portfolio turnover rate (%)	148	151	174	155	225
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on an average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty-one portfolios (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"), including three Portfolios that invest primarily in existing DWS Portfolios ("Underlying Portfolios"). Each Underlying Portfolio's accounting policies and investment holdings are outlined in the Underlying Portfolio's financials statements and are available upon request.

Effective November 3, 2006, DWS Dreman Small Cap Value VIP changed its name to DWS Dreman Small Mid Cap Value VIP.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares) except, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, which offer Class B shares only. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in securities are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolios' claims on the collateral may be subject to legal proceedings.

Securities Lending. All Portfolios, except DWS Money Market VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP may lend securities to financial institutions. The Portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolios require the borrowers of the securities to maintain collateral with the Portfolios consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolios may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolios receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolios or the borrower may terminate the loan. The Portfolios are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may buy or sell credit default swap contracts to seek to increase each Portfolio's income, to add leverage to each Portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, each Portfolio would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to each Portfolio. In return, each Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, each Portfolio would keep the stream of payments and would have no payment obligations. Each Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case each Portfolio would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to each Portfolio in the event of a default. When each Portfolio sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by each Portfolio.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by each Portfolio is recorded as an asset on the statement of assets and liabilities. An upfront payment received by each Portfolio is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, each Portfolio receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolios if the option is exercised. The Portfolios, except for DWS Money Market VIP, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolios' obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolios write a covered call option, the Portfolios forego, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolios write a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolios' maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolios' ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolios, except for DWS Money Market VIP, may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolios are required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolios dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolios. When entering into a closing transaction, the Portfolios will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolios' ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolios give up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios, except for DWS Money Market VIP, may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolios give up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). Each Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in each Portfolio having a contractual relationship only with the Lender, not with the sovereign borrower. Each Portfolio has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, each Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and each Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, each Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Mortgage Dollar Rolls. DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Balanced VIP may enter into mortgage dollar rolls in which each Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before each Portfolio is able to repurchase them. There can be no assurance that each Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. Several of the Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolios enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place. At the time the Portfolios enter into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date	Capital Loss Carryforwards Utilized ($)
DWS Balanced VIP*	6,757,000	12/31/2010	25,842,000
	43,407,000	12/31/2011
DWS Core Fixed Income VIP	3,813,000	12/31/2014	—
DWS Davis Venture Value VIP	—	—	6,051,240
DWS Dreman High Return Equity VIP	—	—	6,617,309
DWS Government & Agency Securities VIP	14,000 1,337,000	12/31/2013 12/31/2014	—
DWS High Income VIP	3,945,000	12/31/2007	—
	16,114,000	12/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
	3,843,000	12/31/2014
DWS International Select Equity VIP**	—	—	21,875,648
DWS Janus Growth & Income VIP	8,721,000	12/31/2010	24,668,000
	6,934,000	12/31/2011
DWS Large Cap Value VIP	—	—	13,785,000
DWS Mid Cap Growth VIP	4,535,000	12/31/2010	4,358,000
	23,999,000	12/31/2011
DWS Money Market VIP	1,800	12/31/2009-12/31/2014	900
DWS Small Cap Growth VIP	41,074,200	12/31/2009	18,412,000
	71,888,400	12/31/2010
	4,154,700	12/31/2011
DWS Strategic Income VIP	23,340	12/31/2014	—
DWS Technology VIP	86,694,000	12/31/2009	565,000
	93,499,000	12/31/2010
	71,516,000	12/31/2011
* Certain of these losses may be subject to limitations under Sections 381-384 of the Internal Revenue Code.
** Certain of these losses may be subject to limitations under Sections 381-383 of the Internal Revenue Code.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Portfolios a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Portfolios are taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Portfolio implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Portfolios and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolios' financial statements.

Distribution of Income and Gains. Distributions of net investment income, if any, for all Portfolios except the DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolios if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, investments in foreign denominated investments, investments in forward foreign currency exchange contracts, income received from Passive Foreign Investment Companies and Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolios.

At December 31, 2006, the Portfolios' components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income ($)	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Unrealized Appreciation (Depreciation) on Investments ($)
DWS Balanced VIP	19,517,239	—	(50,164,000)	84,379,613
DWS Blue Chip VIP	28,893,894	14,481,878	—	35,433,566
DWS Conservative Allocation VIP	1,213,722	1,541,110	—	3,050,458
DWS Core Fixed Income VIP	15,366,952	—	(3,813,000)	(1,236,657)
DWS Davis Venture Value VIP	2,750,371	5,232,000	—	136,664,221
DWS Dreman High Return Equity VIP	15,406,882	9,331,395	—	303,827,221
DWS Dreman Small Mid Cap Value VIP	28,733,821	68,643,225	—	164,946,936
DWS Global Thematic VIP	14,779,129	12,499,803	—	25,346,349
DWS Government & Agency Securities VIP	11,482,463	—	(1,351,000)	(2,859,279)
DWS Growth Allocation VIP	5,732,230	8,785,044	—	17,739,650
DWS High Income VIP	28,079,663	—	(115,822,000)	(402,470)
DWS International Select Equity VIP	11,604,617	24,061,355	—	55,978,330
DWS Janus Growth & Income VIP	1,115,543	—	(15,655,000)	47,554,113
DWS Large Cap Value VIP	7,773,968	8,696,781	—	52,553,934
DWS Mid Cap Growth VIP	—	—	(28,534,000)	14,897,023
DWS Moderate Allocation VIP	3,916,403	6,423,489	—	13,315,193
DWS Money Market VIP	—	—	(1,800)	—
DWS Small Cap Growth VIP	—	—	(117,117,300)	44,723,260
DWS Strategic Income VIP	6,753,367	—	(23,340)	2,509,663
DWS Technology VIP	—	—	(251,709,000)	12,234,969
DWS Turner Mid Cap Growth VIP	—	11,925,528	—	27,102,266

In addition, the tax character of distributions paid by the Portfolios is summarized as follows:

	Distributions from ordinary income ($)*		Distributions from long-term capital gains ($)
	Years Ended December 31,		Years Ended December 31,
Portfolio	2006	2005	2006	2005
DWS Balanced VIP	16,639,374	15,182,335	—	—
DWS Blue Chip VIP	11,866,416	2,905,214	8,865,566	—
DWS Conservative Allocation VIP	710,388	47,583	151,805	2,423
DWS Core Fixed Income VIP	12,044,592	11,142,235	54,870	1,635,169
DWS Davis Venture Value VIP	2,297,497	2,352,085	—	—
DWS Dreman High Return Equity VIP	18,038,346	15,007,524	44,395,610	—
DWS Dreman Small Mid Cap Value VIP	5,725,641	3,657,738	47,358,429	47,511,442
DWS Global Thematic VIP	1,387,851	188,888	8,033,573	—
DWS Government & Agency Securities VIP	10,381,592	15,012,462	—	22,888
DWS Growth Allocation VIP	2,576,899	130,703	788,847	13,910
DWS High Income VIP	30,330,043	38,836,639	—	—
DWS International Select Equity VIP	5,425,661	6,456,379	—	—
DWS Janus Growth & Income VIP	1,319,542	419,512	—	—
DWS Large Cap Value VIP	4,756,584	5,337,409	—	—
DWS Moderate Allocation VIP	2,260,725	89,661	565,181	8,902
DWS Money Market VIP	14,556,487	8,462,304	—	—
DWS Strategic Income VIP	5,462,385	6,790,122	25,142	203,812
DWS Technology VIP	—	997,316	—	—
DWS Turner Mid Cap Growth VIP	—	—	11,679,862	—
* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Trust expenses are allocated between the Portfolios in proportion to their relative net assets.

Contingencies. In the normal course of business, the Portfolios may enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been made. However, based on experience, the Portfolios expect the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolios are informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all Portfolios, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the year ended December 31, 2006, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Balanced VIP excluding US Treasury Obligations	509,169,575	595,900,747
US Treasury Obligations	167,881,246	171,040,315
DWS Blue Chip VIP	763,188,026	786,487,376
DWS Conservative Allocation VIP	13,516,075	15,055,000
DWS Core Fixed Income VIP excluding US Treasury Obligations and mortgage dollar roll transactions	265,225,781	197,726,584
US Treasury Obligations	428,133,082	439,983,098
mortgage dollar roll transactions	51,991,982	51,516,648
DWS Davis Venture Value VIP	64,116,452	80,212,869
DWS Dreman High Return Equity VIP	197,856,617	231,471,093
DWS Dreman Small Mid Cap Value VIP	316,369,120	382,628,349
DWS Global Thematic VIP	205,656,390	177,002,668
DWS Government & Agency Securities VIP excluding US Treasury Obligations and mortgage dollar roll transactions	560,420,978	631,157,476
US Treasury Obligations	91,821,533	94,471,699
mortgage dollar roll transactions	439,493,917	419,760,244
DWS Growth Allocation VIP	86,491,693	83,250,000
DWS High Income VIP excluding US Treasury Obligations	337,289,672	366,761,433
US Treasury Obligations	2,023,721	1,953,002
DWS International Select Equity VIP	334,794,521	364,226,577
DWS Janus Growth & Income VIP	100,353,524	115,273,798
DWS Large Cap Value VIP	227,586,400	256,949,796
DWS Mid Cap Growth VIP	28,462,811	38,608,202
DWS Moderate Allocation VIP	60,142,515	57,015,000
DWS Small Cap Growth VIP	192,972,824	249,417,968
DWS Strategic Income VIP excluding US Treasury Securities	105,704,020	102,070,175
US Treasury Securities	32,817,517	29,805,538
DWS Technology VIP	90,691,363	120,330,753
DWS Turner Mid Cap Growth VIP	220,396,977	229,547,955

For the year ended December 31, 2006, transactions for written options on securities were as follows for the DWS Technology VIP:

	Number of Contracts	Premium
Outstanding, beginning of period	403	$ 69,716
Options written	3,440	658,208
Options closed	(1,042)	(100,767)
Options exercised	(1,862)	(456,976)
Options expired	(403)	(69,716)
Outstanding, end of period	536	$ 100,465

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the year ended December 31, 2006, the fees pursuant to the Management Agreement were equivalent to the annual rates shown below of the Portfolios' average daily net assets, accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Balanced VIP $0-$250 million	.470%
next $750 million	.445%
over $1 billion	.410%
DWS Conservative Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Davis Venture Value VIP $0-$250 million	.950%
next $250 million	.925%
next $500 million	.900%
next $1.5 billion	.875%
over $2.5 billion	.850%
DWS Dreman High Return Equity VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Global Thematic VIP $0-$250 million	1.000%
next $500 million	.950%
next $750 million	.900%
next $1.5 billion	.850%
over $3 billion	.800%
DWS Growth Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Janus Growth & Income VIP $0-$250 million	.750%
next $750 million	.725%
next $1.5 billion	.700%
over $2.5 billion	.675%
DWS Mid Cap Growth VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Moderate Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Small Cap Growth VIP $0-$250 million	.650%
next $750 million	.625%
over $1 billion	.600%
DWS Technology VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Turner Mid Cap Growth VIP $0-$250 million	.800%
next $250 million	.785%
next $500 million	.770%
over $1 billion	.755%

In addition, for the period from January 1, 2006 through September 30, 2006, the fees pursuant to the Management Agreement were equivalent to the annual rates shown below of the Portfolios' average daily net assets, accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Blue Chip VIP	.650%
DWS Core Fixed Income VIP	.600%
DWS Dreman Small Mid Cap Value VIP	.750%
DWS Government & Agency Securities VIP	.550%
DWS High Income VIP	.600%
DWS International Select Equity VIP	.750%
DWS Large Cap Value VIP	.750%
DWS Strategic Income VIP	.650%

Effective October 1, 2006, the fees pursuant to the Management Agreement were equivalent to the annual rates shown below of the Portfolios' average daily net assets, accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Blue Chip VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.510%
over $12.5 billion	.490%
DWS Core Fixed Income VIP $0-$250 million	.600%
next $750 million	.570%
next $1.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
over $12.5 billion	.440%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Government & Agency Securities VIP $0-$250 million	.550%
next $750 million	.530%
next $1.5 billion	.510%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
next $2.5 billion	.440%
over $12.5 billion	.420%
DWS High Income VIP $0-$250 million	.600%
next $750 million	.570%
next $1.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
over $12.5 billion	.440%
DWS International Select Equity VIP $0-$1.5 billion	.750%
next $1.75 billion	.735%
next $1.75 billion	.720%
over $5 billion	.705%
DWS Large Cap Value VIP $0-$250 million	.750%
next $750 million	.725%
next $1.5 billion	.700%
next $2.5 billion	.675%
next $2.5 billion	.650%
next $2.5 billion	.625%
next $2.5 billion	.600%
over $12.5 billion	.575%
DWS Strategic Income VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.510%
over $12.5 billion	.490%

For the period from January 1, 2006 through November 5, 2006, the fee pursuant to the Management Agreement was equivalent to the annual rates shown below of the Portfolio's average daily net assets, accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Money Market VIP $0-$215 million	.500%
next $335 million	.375%
next $250 million	.300%
over $800 million	.250%

Effective November 6, 2006, the fee pursuant to the Management Agreement was equivalent to the annual rates shown below of the Portfolio's average daily net assets, accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Money Market VIP $0-$500 million	.385%
next $500 million	.370%
next $1.0 billion	.355%
over $2.0 billion	.340%

Aberdeen Asset Management PLC serves as subadvisor to DWS Core Fixed Income VIP and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as sub-advisor to the DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP and is paid by the Advisor for its services.

Janus Capital Management, L.L.C., serves as sub-advisor to the DWS Janus Growth & Income VIP and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to the DWS Davis Venture Value VIP and is paid by the Advisor for its services.

Effective February 5, 2007, Deutsche Asset Management International GmbH ("DeAMI") will serve as subadvisor to the DWS Large Cap Value VIP and will be paid by the Advisor for its services.

For the year ended December 31, 2006, the Advisor has agreed to waive 0.05% of the monthly management fee based on average daily net assets of Class B of the DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP.

The Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2006 through April 30, 2006 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Blue Chip VIP
Class A	.95%
Class B	1.35%
DWS Core Fixed Income VIP
Class A	.80%
Class B	1.20%
DWS Dreman Small Mid Cap Value VIP
Class A	.84%
Class B	1.24%
DWS Janus Growth & Income VIP
Class A	.95%
DWS Large Cap Value VIP
Class A	.80%
Class B	1.20%
DWS Technology VIP
Class A	.95%
Class B	1.35%

The Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2006 through September 30, 2006 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Global Thematic VIP
Class A	1.04%
Class B	1.44%
DWS Janus Growth & Income VIP
Class B	1.25%
DWS Mid Cap Growth VIP
Class A	.95%
Class B	1.31%
DWS Strategic Income VIP
Class A	1.05%
Class B	1.20%
DWS Turner Mid Cap Growth VIP
Class A	1.30%
Class B	1.34%

Effective October 1, 2006 through September 30, 2007, the Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Global Thematic VIP
Class A	1.05%
Class B	1.49%
DWS Mid Cap Growth VIP
Class A	.86%
Class B	1.26%

The Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2006 through September 30, 2007 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Conservative Allocation VIP
Class B	.75%
DWS Davis Venture Value VIP
Class A	.85%
Class B	1.25%
DWS Growth Allocation VIP
Class B	.75%
DWS Moderate Allocation VIP
Class B	.75%

The Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2006 through September 17, 2006 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Dreman High Return Equity VIP
Class A	.87%
Class B	1.27%

Effective September 18, 2006 through September 30, 2007, the Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Dreman High Return Equity VIP
Class A	.78%
Class B	1.15%

The Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2006 through April 30, 2008 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Balanced VIP
Class A	.51%
Class B	.89%
DWS Small Cap Growth VIP
Class A	.72%
Class B	1.09%

Effective November 6, 2006 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Money Market VIP
Class A	.44%

Accordingly, for the year ended December 31, 2006, the total management fees charged, management fees waived and effective management fees are as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Balanced VIP	2,967,510	247,957.42%
DWS Blue Chip VIP	2,228,613	—	.65%
DWS Conservative Allocation VIP	78,016	26,005.10%
DWS Core Fixed Income VIP	2,124,452	—	.60%
DWS Davis Venture Value VIP	3,764,933	665,621.77%
DWS Dreman High Return Equity VIP	7,237,569	—	73%
DWS Dreman Small Mid Cap Value VIP	4,646,491	—	.75%
DWS Global Thematic VIP	1,342,622	443,811.67%
DWS Government & Agency Securities VIP	1,427,977	—	.55%
DWS Growth Allocation VIP	307,763	102,588.10%
DWS High Income VIP	2,263,303	—	.60%
DWS International Select Equity VIP	2,094,158	—	.75%
DWS Janus Growth & Income VIP	1,719,994	—	.75%
DWS Large Cap Value VIP	2,335,628	—	.75%
DWS Mid Cap Growth VIP	473,444	64,954.65%
DWS Moderate Allocation VIP	268,882	89,628.10%
DWS Money Market VIP	1,444,203	18,025.44%
DWS Small Cap Growth VIP	1,738,224	45,376.63%
DWS Strategic Income VIP	662,490	—	.65%
DWS Technology VIP	1,436,929	—	.75%
DWS Turner Mid Cap Growth VIP	1,209,780	—	.80%

In addition, for the year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of the Portfolios as follows:

Portfolio	Waived ($)
DWS Dreman High Return Equity VIP	9,001
DWS Mid Cap Growth VIP	2,088
DWS Small Cap Growth VIP	3,729
DWS Strategic Income VIP	13,068
DWS Turner Mid Cap Growth VIP	535

DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP do not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Portfolio. At December 31, 2006, the DWS Portfolios held the following percentage of the Underlying Portfolios' outstanding shares as follows:

Underlying Portfolio	DWS Conservative Allocation VIP	DWS Growth Allocation VIP	DWS Moderate Allocation VIP
DWS Blue Chip VIP	N/A	5%	N/A
DWS Core Fixed Income VIP	6%	10%	15%
DWS Growth & Income VIP	N/A	8%	6%
DWS Large Cap Value VIP	N/A	8%	6%
DWS RREEF Real Estate Securities VIP	N/A	8%	6%

N/A represents investments less than 5%.

Service Provider Fees. DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. In turn, DWS-SFAC has delegated certain fund accounting functions to a third-party service provider. For the year ended December 31, 2006, DWS-SFAC received a fee for its services as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2006 ($)
DWS Conservative Allocation VIP	47,122	3,494
DWS Davis Venture Value VIP	94,006	8,874
DWS Dreman High Return Equity VIP	153,345	17,864
DWS Global Thematic VIP	175,325	14,682
DWS Growth Allocation VIP	44,581	3,719
DWS Janus Growth & Income VIP	69,130	5,518
DWS Mid Cap Growth VIP	59,257	5,050
DWS Moderate Allocation VIP	43,599	3,673
DWS Technology VIP	66,562	9,413
DWS Turner Mid Cap Growth VIP	94,442	6,203

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI") receives a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2006, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2006 ($)
DWS Balanced VIP	80,542	6,333
DWS Blue Chip VIP	112,577	9,383
DWS Conservative Allocation VIP	130,027	12,496
DWS Core Fixed Income VIP	212,516	15,655
DWS Davis Venture Value VIP	195,529	16,404
DWS Dreman High Return Equity VIP	380,314	39,873
DWS Dreman Small Mid Cap Value VIP	222,240	18,284
DWS Global Thematic VIP	56,266	5,153
DWS Government & Agency Securities VIP	94,226	7,088
DWS Growth Allocation VIP	512,938	43,486
DWS High Income VIP	133,627	10,998
DWS International Select Equity VIP	171,003	14,864
DWS Janus Growth & Income VIP	81,050	6,596
DWS Large Cap Value VIP	100,296	8,279
DWS Mid Cap Growth VIP	18,895	1,754
DWS Moderate Allocation VIP	448,138	36,338
DWS Money Market VIP	150,122	13,091
DWS Small Cap Growth VIP	95,565	7,697
DWS Strategic Income VIP	61,574	4,591
DWS Technology VIP	37,464	2,968
DWS Turner Mid Cap Growth VIP	67,940	5,361

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the year ended December 31, 2006, the amounts charged to the Portfolios by DIMA included in the Statement of Operations under "reports to shareholders" were as follows:

Portfolio	Amount ($)	Unpaid at December 31, 2006 ($)
DWS Balanced VIP	3,625	1,150
DWS Blue Chip VIP	3,625	1,150
DWS Conservative Allocation VIP	3,625	1,150
DWS Core Fixed Income VIP	3,625	1,150
DWS Davis Venture Value VIP	3,625	1,150
DWS Dreman High Return Equity VIP	3,625	1,150
DWS Dreman Small Mid Cap Value VIP	3,625	1,150
DWS Global Thematic VIP	3,625	1,150
DWS Government & Agency Securities VIP	3,625	1,150
DWS Growth Allocation VIP	3,625	1,150
DWS High Income VIP	3,625	1,150
DWS International Select Equity VIP	3,625	1,150
DWS Janus Growth & Income VIP	3,625	1,150
DWS Large Cap Value VIP	3,625	1,150
DWS Mid Cap Growth VIP	3,625	1,150
DWS Moderate Allocation VIP	3,625	1,150
DWS Money Market VIP	3,625	1,150
DWS Small Cap Growth VIP	3,625	1,150
DWS Strategic Income VIP	3,625	1,150
DWS Technology VIP	3,625	1,150
DWS Turner Mid Cap Growth VIP	3,625	1,150

Trustees' Fees and Expenses. The Portfolios paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairman.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolios may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Expense Reductions

For the year ended December 31, 2006, the Advisor agreed to reimburse the Portfolios which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Portfolio	Amount ($)
DWS Balanced VIP	8,437
DWS Blue Chip VIP	4,714
DWS Core Fixed Income VIP	4,665
DWS Davis Venture Value VIP	5,260
DWS Dreman High Return Equity VIP	11,250
DWS Dreman Small Mid Cap Value VIP	7,870
DWS Global Thematic VIP	2,383
DWS Government & Agency Securities VIP	4,245
DWS High Income VIP	5,521
DWS International Select Equity VIP	4,122
DWS Janus Growth & Income VIP	3,843
DWS Large Cap Value VIP	4,567
DWS Mid Cap Growth VIP	2,110
DWS Money Market VIP	4,395
DWS Small Cap Growth VIP	4,321
DWS Strategic Income VIP	2,340
DWS Technology VIP	3,426
DWS Turner Mid Cap Growth VIP	2,794

In addition, the Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expenses. During the year ended December 31, 2006, the Portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
DWS Balanced VIP	1,081
DWS Blue Chip VIP	96
DWS Core Fixed Income VIP	295
DWS Davis Venture Value VIP	460
DWS Dreman High Return Equity VIP	1,439
DWS Dreman Small Mid Cap Value VIP	1,482
DWS Government & Agency Securities VIP	1,610
DWS High Income VIP	4,061
DWS Janus Growth & Income VIP	990
DWS Large Cap Value VIP	106
DWS Mid Cap Growth VIP	63
DWS Money Market VIP	312
DWS Small Cap Growth VIP	485
DWS Strategic Income VIP	2,190
DWS Technology VIP	67
DWS Turner Mid Cap Growth VIP	275

G. Ownership of the Portfolios

At December 31, 2006, the beneficial ownership in the Portfolios was as follows:

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 25% and 18%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 75 and 24%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55% and 30%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 74%, 13% and 12%.

DWS Conservative Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 68% and 32%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 28% and 24%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 82 and 18%.

DWS Davis Venture Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 72% and 19%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 71% and 29%.

DWS Dreman High Return Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 65% and 25%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 79% and 19%.

DWS Dreman Small Mid Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 56%, 22% and 15%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 71% and 23%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 66% and 33%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 66% and 34%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 36% and 18%. Two Participating Insurance Companies were the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 84% and 15%.

DWS Growth Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 35%, 33% and 26%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 77% and 23%.

DWS International Select Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 50%, 27% and 23%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 54% and 46%.

DWS Janus Growth & Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 73% and 26%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 83% and 16%.

DWS Large Cap Value VIP: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 28%, 16% and 15%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 80% and 20%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 31%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 75% and 24%.

DWS Moderate Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 19%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 36%, 24% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 60% and 40%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49%, 23% and 21%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 19%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 59% and 35%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the Portfolio, each owning 63% and 36%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 65% and 31%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the Portfolio, each owning 78% and 20%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 81% and 19%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 82% and 18%.

H. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each Portfolio as a percent of net assets is as follows:

Portfolio	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Conservative Allocation VIP	33%
DWS Core Fixed Income VIP	33%
DWS Davis Venture Value VIP	33%
DWS Dreman High Return Equity VIP	33%
DWS Dreman Small Mid Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS Growth Allocation VIP	33%
DWS High Income VIP	33%
DWS International Select Equity VIP	33%
DWS Janus Growth & Income VIP	33%
DWS Large Cap Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Moderate Allocation VIP	33%
DWS Money Market VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Technology VIP	5%
DWS Turner Mid Cap Growth VIP	33%

I. Payments Made by Affiliates

During the year ended December 31, 2006, the Advisor fully reimbursed DWS Balanced VIP, DWS High Income VIP, DWS International Select Equity VIP and DWS Strategic Income VIP $14,837, $463, $101 and $25, respectively, for losses incurred on trades executed incorrectly.

In addition, the Advisor fully reimbursed DWS Balanced VIP, DWS Dreman High Return Equity VIP, DWS Government & Agency VIP, and DWS Strategic Income VIP $2,228, $273, $566 and 2,531, respectively, for losses incurred in violation of investment restrictions.

The amounts of the losses were less than 0.01% of each Portfolio's average net assets, thus having no impact on each Portfolio's total return.

J. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DIMA, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Portfolios received from the Advisor for their settlement portion as follows:

Portfolio	Total Settlement ($)	Per Share ($)
DWS Balanced VIP	651,306.024
DWS Blue Chip VIP	73,817.003
DWS Global Thematic VIP	37,541.004
DWS Large Cap Value VIP	139,707.008
DWS Mid Cap Growth VIP	16,995.003
DWS Small Cap Growth VIP	155,225.008
DWS Technology VIP	338,842.017

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

K. Acquisition of Assets

On April 29, 2005, the DWS Small Cap Growth VIP acquired all of the net assets of Scudder Variable Series I 21st Century Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 7,739,831 Class A shares and 1,627,657 Class B shares of the Scudder Variable Series I 21st Century Growth Portfolio for 3,256,621 Class A shares and 680,062 Class B shares of the DWS Small Cap Growth VIP outstanding on April 29, 2005. Scudder Variable Series I 21st Century Growth Portfolio's net assets at that date of $45,435,834, including $4,404,910 of net unrealized appreciation, were combined with those of the DWS Small Cap Growth VIP. The aggregate net assets of the DWS Small Cap Growth VIP immediately before the acquisition were $209,671,733. The combined net assets of the DWS Small Cap Growth VIP immediately following the acquisitions were $255,107,567.

On April 29, 2005, the DWS Balanced VIP acquired all of the net assets of Scudder Variable Series I Balanced Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 10,773,456 Class A shares of the Scudder Variable Series I Balanced Portfolio for 5,591,767 Class A shares of the DWS Balanced VIP outstanding on April 29, 2005. Scudder Variable Series I Balanced Portfolio's net assets at that date of $118,997,707, including $9,126,657 of net unrealized appreciation, were combined with those of the DWS Balanced VIP. The aggregate net assets of the DWS Balanced VIP immediately before the acquisition were $598,273,318. The combined net assets of the DWS Balanced VIP immediately following the acquisitions were $717,271,025.

On September 15, 2006, the DWS Conservative Allocation VIP acquired all of the net assets of DWS Income Allocation VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006. The acquisition was accomplished by a tax-free exchange of 1,263,254 Class B shares of DWS Income Allocation VIP for 1,177,592 Class B shares of DWS Conservative Allocation VIP outstanding on September 15, 2006. DWS Income Allocation VIP's net assets at that date of $13,389,187, including $205,220 of net unrealized appreciation, were combined with those of DWS Conservative Allocation VIP. The aggregate net assets of DWS Conservative Allocation VIP immediately before the acquisition were $49,279,295. The combined net assets of DWS Conservative Allocation VIP immediately following the acquisition were $62,668,482.

On September 15, 2006, DWS Dreman High Return Equity VIP acquired all of the net assets of DWS Dreman Financial Services VIP and DWS MFS Strategic Value VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006. The acquisition was accomplished by a tax-free exchange of 9,878,311 Class A shares and 1,552,231 Class B shares of DWS Dreman Financial Services VIP and 2,714,688 Class A shares and 2,857,615 Class B shares of DWS MFS Strategic Value VIP, respectively, for 7,492,130 Class A shares and 1,180,445 Class B shares and 1,965,950 Class A shares and 2,075,811 Class B shares of DWS Dreman High Return Equity VIP, respectively, outstanding on September 15, 2006. DWS Dreman Financial Services VIP and DWS MFS Strategic Value VIP's net assets at that date of $125,823,288 and $58,623,028, respectively, including $13,177,547 and $2,482,671, respectively, of net unrealized appreciation, were combined with those of DWS Dreman High Return Equity VIP. The aggregate net assets of DWS Dreman High Return Equity VIP immediately before the acquisition were $950,803,547. The combined net assets of DWS Dreman High Return Equity VIP immediately following the acquisition were $1,135,249,863.

On November 3, 2006, DWS Money Market VIP acquired all of the net assets of Money Market VIP pursuant to a plan of reorganization approved by shareholders on October 19, 2006. The acquisition was accomplished by a tax-free exchange of 56,959,609 Class A shares of the Money Market VIP for 56,959,609 Class A shares of DWS Money Market VIP outstanding on November 3, 2006. Money Market VIP's net assets at that date of $56,965,779 were combined with those of DWS Money Market VIP. The aggregate net assets of DWS Money Market VIP immediately before the acquisition were $317,440,879. The combined net assets of DWS Money Market VIP immediately following the acquisition were $374,406,658.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Variable Series II:

We have audited the accompanying statements of assets and liabilities of DWS Variable Series II (the "Trust"), comprising the DWS Balanced VIP, DWS Blue Chip VIP, DWS Conservative Allocation VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP), DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS Growth Allocation VIP, DWS High Income VIP, DWS International Select Equity VIP, DWS Janus Growth & Income VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Moderate Allocation VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP and DWS Turner Mid Cap Growth VIP (collectively, the "Portfolios"), including the investment portfolios, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of the DWS Variable Series II at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 14, 2007

Tax Information (Unaudited)

The following Portfolios paid distributions from net long-term capital gains during the year ended December 31, 2006 as follows:

Portfolio	Distribution Per Share ($)	% Representing 15% Rate Gains
DWS Blue Chip VIP	.402	100
DWS Conservative Allocation VIP	.036	100
DWS Core Fixed Income VIP	.002	100
DWS Dreman High Return Equity VIP	.586	100
DWS Dreman Small Mid Cap Value VIP	1.670	100
DWS Global Thematic VIP	1.030	100
DWS Growth Allocation VIP	.050	100
DWS Moderate Allocation VIP	.040	100
DWS Strategic Income VIP	.005	100
DWS Turner Mid Cap Growth VIP	.860	100

The following Portfolios designated as capital gain dividends for their year ended December 31, 2006:

Portfolio	Capital Gain ($)	% Representing 15% Rate Gains
DWS Blue Chip VIP	15,930,000	100
DWS Conservative Allocation VIP	1,618,000	100
DWS Davis Venture Value VIP	5,500,000	100
DWS Dreman High Return Equity VIP	59,100,000	100
DWS Dreman Small Mid Cap Value VIP	75,558,000	100
DWS Global Thematic VIP	13,145,000	100
DWS Growth Allocation VIP	9,716,000	100
DWS International Select Equity VIP	25,265,000	100
DWS Large Cap Value VIP	9,132,000	100
DWS Moderate Allocation VIP	7,091,000	100
DWS Turner Mid Cap Growth VIP	12,525,000	100

For corporate shareholders, the following percentage of income dividends paid during the following Portfolios' fiscal year ended December 31, 2006 qualified for the dividends received deduction:

Portfolio	Dividends Received %
DWS Balanced VIP	39
DWS Blue Chip VIP	100
DWS Conservative Allocation VIP	100
DWS Davis Venture Value VIP	100
DWS Dreman High Return Equity VIP	100
DWS Dreman Small Mid Cap Value VIP	100
DWS Global Thematic VIP	18
DWS Growth Allocation VIP	100
DWS Janus Growth & Income VIP	100
DWS Large Cap Value VIP	94
DWS Moderate Allocation VIP	100

For federal income tax purposes, the following Portfolios designated as qualified dividend income during the year ended December 31, 2006 as follows or the maximum amount allowable under tax law:

Portfolio	Qualified Dividend Income ($)
DWS Balanced VIP	7,155,000
DWS Blue Chip VIP	6,559,000
DWS Conservative Allocation VIP	597,000
DWS Davis Venture Value VIP	6,875,000
DWS Dreman High Return Equity VIP	27,539,000
DWS Growth Allocation VIP	1,800,000
DWS Janus Growth & Income VIP	3,731,000
DWS Large Cap Value VIP	8,000,000
DWS Moderate Allocation VIP	1,700,000

DWS Global Thematic VIP paid foreign taxes of $167,027 and earned $651,021 of foreign source income during the year ended December 31, 2006. Pursuant to section 853 of the Internal Revenue Code, the Portfolio designates $0.02 per share as foreign taxes paid and $0.07 per share as income earned from foreign sources for the year ended December 31, 2006.

DWS International Select Equity VIP paid foreign taxes of $499,267 and earned $7,354,807 of foreign source income during the year ended December 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates $0.03 per share as foreign taxes paid and $0.41 per share as income earned from foreign sources for the year ended December 31, 2006.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Dreman Financial Services VIP (the "Portfolio") was held on August 24, 2006 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below).

1. To approve an Agreement and Plan of Reorganization:

Number of Votes:
Affirmative	Against	Abstain
8,828,830.679	252,426.591	658,232.920

A Special Meeting of Shareholders (the "Meeting") of DWS Income Allocation VIP (the "Portfolio") was held on August 24, 2006 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below).

1. To approve an Agreement and Plan of Reorganization:

Number of Votes:
Affirmative	Against	Abstain
922,503.464	59,887.026	182,802.050

A Special Meeting of Shareholders (the "Meeting") of DWS MFS Strategic Value VIP (the "Portfolio") was held on August 24, 2006 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below).

1. To approve an Agreement and Plan of Reorganization:

Number of Votes:
Affirmative	Against	Abstain
5,121,720.424	94,898.955	154,084.645

A Special Meeting of Shareholders (the "Meeting") of DWS Money Market VIP (the "Portfolio") was held on October 19, 2006 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below).

1. To approve an Agreement and Plan of Reorganization:

Number of Votes:
Affirmative	Against	Abstain
48,059,440.623	2,769,355.205	7,230,710.389

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of each Portfolio's investment management agreement (each an "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreements. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Fixed-Income Oversight Committee, as applicable, and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of each Portfolio's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of each Portfolio. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreements, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed each Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of each of the Portfolios. The Board considered, generally, that shareholders invested in a Portfolio, or approved the investment management agreement for a Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Portfolios with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreements, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. For certain Portfolios, the Board considered the delegation of day-to-day portfolio management responsibility to a sub-advisor. The Board reviewed each Portfolio's performance over short-term and, as applicable, long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer universes compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with a Portfolio's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee and the Fixed-Income Oversight Committee, as applicable, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory and unless otherwise noted below, each Portfolio's performance over time was satisfactory.

Fees and Expenses. The Board considered each Portfolio's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board is discussed in greater detail below for each Portfolio. The Board also considered each Portfolio's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and, as applicable, for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under an Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces from those in the mutual fund marketplace. With respect to the other comparable DWS Funds, the Board considered differences in fund and fee structures among the DWS Funds. When applicable, the Board took into account the Advisor's commitment to cap total expenses for certain classes through specified periods.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under each Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing each Portfolio in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of each Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of each Portfolio were not unreasonable. For DWS Mid Cap Growth VIP, the Board noted that, based on the information provided, the Advisor operated the Portfolio at a loss. For DWS Growth Allocation VIP, DWS Moderate Allocation VIP and DWS Conservative Allocation VIP, the Board did not receive profitability information with respect to the Portfolios, but did receive such information with respect to the funds in which the Portfolio invests.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Portfolio and whether each Portfolio benefits from any economies of scale. The Board considered whether the management fee schedule under each Agreement is reasonable in relation to the asset size of the Portfolio. The Board noted that the management fee schedule for each Portfolio included breakpoints designed to share economies of scale with the shareholders. The Board noted that for DWS Blue Chip VIP, DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP), DWS International Select Equity VIP, DWS Large Cap Value VIP, DWS Core Fixed Income VIP, DWS Government & Agency VIP, DWS High Income VIP and DWS Strategic Income VIP, the Advisor, at the request of the Independent Trustees, added breakpoints to each Portfolio's management fee schedule effective October 1, 2006. The Board concluded that each management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including fees received by the Advisor for administrative services provided to each Portfolio and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreements or materially impact the Portfolios and that no current DAMI employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

In connection with the factors described above, the Board considered factors specific to a particular Portfolio, as discussed below.

DWS Mid Cap Growth VIP

Nature, Quality and Extent of Services. The Board noted that, effective October 28, 2005, the Portfolio adopted a new investment objective and strategy and changed its name to Scudder (now DWS) Mid Cap Growth Portfolio.

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap that expires on December 1, 2006, showed that the Portfolio's management fee rate was at the 38th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 81st percentile for Class A shares and the 81st percentile for Class B shares.

In light of the expense rankings, the Board recommended caps on total expenses through September 30, 2007 as follows: 0.864% for Class A shares and 1.264% for Class B shares. The Board noted that although the Portfolio's total expense ratios for Class A and Class B shares were above the median for the peer universe, such ratios (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Blue Chip VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 14th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 27th percentile for Class A shares and the 27th percentile for Class B shares. The Board considered that, at the request of the Independent Trustees, the Advisor agreed to add seven breakpoints to the Fund's management fee schedule, effective October 1, 2006.

DWS Davis Venture Value VIP

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap that expired on October 1, 2006, showed that the Portfolio's management fee rate was at the 96th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 85th percentile for Class A shares and the 85th percentile for Class B shares.

In light of the expense rankings, the Board recommended caps on total expenses through September 30, 2007 as follows: 0.853% for Class A shares and 1.253% for Class B shares. The Board noted that although the Portfolio's management fee rate was above the median for the peer group and the total expense ratios for Class A and Class B shares were above the median of the peer universe, such expenses (after the recommended expense caps) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor, including the favorable performance of the Portfolio.

DWS Dreman High Return Equity VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 40th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 46th percentile for Class A shares and the 46th percentile for Class B shares. The Board took into account the Advisor's commitment to cap total expenses through at least November 30, 2006.

DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP)

Nature, Quality and Extent of Services. The Board considered that it approved a change, which is expected to take effect in November 2006, in the Portfolio's investment policies to invest in small and mid-size US companies.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 13th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 6th percentile for Class A shares and the 7th percentile for Class B shares. The Board considered that, at the request of the Independent Trustees, the Advisor agreed to add seven breakpoints to the Portfolio's management fee schedule, effective October 1, 2006.

DWS Global Thematic VIP

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap that expired on October 1, 2006, showed that the Portfolio's management fee rate was at the 50th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 96th percentile for Class A shares and the 96th percentile for Class B shares.

In light of the expense rankings, the Board recommended caps on total expenses through September 30, 2007 as follows: 1.046% for Class A shares and 1.488% for Class B shares. The Board noted that although the Portfolio's total expense ratios for Class A and Class B shares were above the median for the peer universe, such expenses (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS International Select Equity VIP

Nature, Quality and Extent of Services. The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 14th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 19th percentile for Class A shares and the 19th percentile for Class B shares. The Board considered that, at the request of the Independent Trustees, the Advisor agreed to add three breakpoints to the Fund's management fee schedule, effective October 1, 2006.

DWS Janus Growth & Income VIP

Fees and Expenses. The Board noted that, in connection with its annual review process in 2004, the Advisor agreed to reduce the Portfolio's management fee rate, effective May 1, 2005. The information provided to the Board, which included the effect of an expense cap for Class B shares that expired on October 1, 2006,  showed that the Portfolio's management fee rate was at the 50th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 64th percentile for Class A shares and the 64th percentile for Class B shares.

The Board noted that although the Portfolio's total expense ratios were above the median for Class A and Class B shares, such expenses were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Large Cap Value VIP

Nature, Quality and Extent of Services. The Board noted the short-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance, the Portfolio's favorable long-term performance, and steps being taken by the Advisor to improve performance.

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap that expired on April 30, 2006, showed that the Portfolio's management fee rate was at the 53rd percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 49th percentile for Class A shares and the 49th percentile for Class B shares. The Board considered that, at the request of the Independent Trustees, the Advisor agreed to add seven breakpoints to the Fund's management fee schedule, effective October 1, 2006.

The Board noted that although the Portfolio's management fees were above the median of the peer group, the management fees were within an acceptable range of the peer group and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Small Cap Growth VIP

Nature, Quality and Extent of Services. The Board concluded that the Portfolio's short-term performance was satisfactory. The Board noted the long-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance, including recent changes in investment personnel.

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap for Class B shares which expires May 1, 2008, showed that the Portfolio's management fee rate was at the 5th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 12th percentile for Class A shares and the 12th percentile for Class B shares. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2008.

DWS Technology VIP

Nature, Quality and Extent of Services. The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing such performance and steps being taken by the Advisor to improve performance, including the new lead portfolio manager and the shift in the Portfolio's investment focus.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 22nd percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 31st percentile for Class A shares and the 31st percentile for Class B shares.

DWS Balanced VIP

Nature, Quality and Extent of Services. The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance, including the Portfolio's lower exposure to international equities relative to its peers, and steps being taken by the Advisor to improve performance, including the use of a global asset allocation strategy.

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap for Class A and Class B shares that expires on May 1, 2008, showed that the Portfolio's management fee rate was at the 21st percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 9th percentile for Class A shares and the 9th percentile for Class B shares. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2008.

DWS Turner Mid Cap Growth VIP

Fees and Expenses. The Board noted that, in connection with its annual review process in 2005, the Advisor agreed to reduce the Portfolio's management fee rate, effective October 1, 2005. The information provided to the Board, which included the effect of an expense cap for Class B shares that expires on December 1, 2006, showed that the Portfolio's management fee rate was at the 32nd percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 73rd percentile for Class A shares and the 73rd percentile for Class B shares.

The Board noted that although the Portfolio's total expense ratios for Class A and Class B shares were above the median for the peer universe, such expenses were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Conservative Allocation VIP

Nature, Quality and Extent of Services. The Board considered that the Portfolio is a fund-of-funds and that investment management services consisted primarily of asset allocation services. The Board noted that comparative performance information for longer-term periods was not available due to the limited operating history of the Portfolio.

The Board noted the relative short-term underperformance of the Portfolio, and took into account the factors contributing to such performance, the limited operating history of the Portfolio and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board noted that the Lipper peer group and peer universe information included mutual funds that were not structured as funds-of-funds. As a result, the information provided to the Board, which included the effect of an expense cap on the Portfolio's direct operating expenses that expires on December 1, 2006 and a management fee waiver that expired on October 1, 2006, showed that the Portfolio's management fee rate was at the 1st percentile of the peer group, and that the Portfolio's total expense ratio (excluding any 12b-1 and recordkeeping fees) was at the 11th percentile of the peer universe. Based upon questions from the Independent Trustees, the Advisor produced additional comparative information on other funds-of-funds selected by the Advisor. Based upon that data, the Board observed that the Portfolio's management fees for the asset allocation service were above the median.

Given that the Portfolio's total expense ratio was impacted by a management fee waiver and that the Advisor represented to the Board that it believes the Portfolio's management fee with the current waiver is competitive and reasonable, the Board recommended that the Advisor continue the management fee waiver through September 30, 2007 or until the Advisor introduces the Global Asset Allocation strategy to the Board and the Board approves the strategy. The Board also recommended that the existing expense cap on the Portfolio's direct operating expenses be continued through September 30, 2007.

DWS Moderate Allocation VIP

Nature, Quality and Extent of Services. The Board considered that the Portfolio is a fund-of-funds and that investment management services consisted primarily of asset allocation services. The Board noted that comparative performance information for longer-term periods was not available due to the limited operating history of the Portfolio.

Fees and Expenses. The Board noted that the Lipper peer group and peer universe information included mutual funds that were not structured as funds-of-funds. As a result, the information provided to the Board, which included the effect of a management fee waiver that expired on October 1, 2006, showed that the Portfolio's management fee rate was at the 1st percentile of the peer group, and that the Portfolio's total expense ratio (excluding any 12b-1 and recordkeeping fees) was at the 1st percentile of the peer universe. Based upon questions from the Independent Trustees, the Advisor produced additional comparative information on other funds-of-funds selected by the Advisor. Based upon that data, the Board observed that the Portfolio's management fees for the asset allocation service were above the median. The Board also took into account that the Advisor's commitment to cap the Portfolio's direct operating expenses would expire on October 1, 2006.

Given that the Portfolio's total expense ratio was impacted by a management fee waiver and that the Advisor represented to the Board that it believes the Portfolio's management fee with the current waiver is competitive and reasonable, the Board recommended that the Advisor continue the management fee waiver through September 30, 2007 or until the Advisor introduces the Global Asset Allocation strategy to the Board and the Board approves the strategy. The Board also recommended that the expiring expense cap on the Portfolio's direct operating expenses be continued through September 30, 2007.

DWS Growth Allocation VIP

Nature, Quality and Extent of Services. The Board considered that the Portfolio is a fund-of-funds and that investment management services consisted primarily of asset allocation services. The Board noted that comparative performance information for longer-term periods was not available due to the limited operating history of the Portfolio.

Fees and Expenses. The Board noted that the Lipper peer group and peer universe information included mutual funds that were not structured as funds-of-funds. As a result, the information provided to the Board, which included the effect of a management fee waiver that expired on October 1, 2006, showed that the Portfolio's management fee rate was at the 1st percentile of the peer group, and that the Portfolio's total expense ratio (excluding any 12b-1 and recordkeeping fees) was at the 1st percentile of the peer universe. Based upon questions from the Independent Trustees, the Advisor produced additional comparative information on other funds-of-funds selected by the Advisor. Based upon that data, the Board observed that the Portfolio's management fees for the asset allocation service were above the median. The Board also took into account that the Advisor's commitment to cap the Portfolio's direct operating expenses would expire on October 1, 2006.

Given that the Portfolio's total expense ratio was impacted by a management fee waiver and that the Advisor represented to the Board that it believes the Portfolio's management fee with the current waiver is competitive and reasonable, the Board recommended that the Advisor continue the management fee waiver through September 30, 2007 or until the Advisor introduces the Global Asset Allocation strategy to the Board and the Board approves the strategy. The Board also recommended that the expiring expense cap on the Portfolio's direct operating expenses be continued through September 30, 2007.

DWS Core Fixed Income VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 42nd percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 57th percentile for Class A shares and the 57th percentile for Class B shares. The Board considered that, at the request of the Independent Trustees, the Advisor agreed to add seven breakpoints to the Portfolio's management fee schedule, effective October 1, 2006.

The Board noted that, although the total expense ratio for each share class was above the median of the peer universe, such total expense ratios were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Government & Agency Securities VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 60th percentile for the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 69th percentile for Class A shares and the 69th percentile for Class B shares. The Board considered that, at the request of the Independent Trustees, the Advisor agreed to add seven breakpoints to the Portfolio's management fee schedule, effective October 1, 2006.

The Board noted that, although the Fund's management fee rate was above the median of the peer group and the total expense ratio for each share class was above the median of the peer universe, such management fee rate and total expense ratios were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS High Income VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 29th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 37th percentile for Class A shares and the 37th percentile for Class B shares. The Board considered that, at the request of the Independent Trustees, the Advisor agreed to add seven breakpoints to the Portfolio's management fee schedule, effective October 1, 2006.

DWS Strategic Income VIP

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap for Class B shares that expires on October 1, 2006, showed that the Portfolio's management fee rate was at the 38th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 73rd percentile for Class A shares and the 73rd percentile for Class B shares. The Board took into account the Advisor's commitment to cap total expenses through September 30, 2006. The Board considered that, at the request of the Independent Trustees, the Advisor agreed to add seven breakpoints to the Portfolio's management fee schedule, effective October 1, 2006.

The Board noted that, although the Portfolio's total expense ratio for each share class was above the median of the peer universe, such total expense ratios were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Money Market VIP

Nature, Quality and Extent of Services. The Board reviewed the Portfolio's gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer universe performance measures, focusing, for this purpose, primarily on gross performance. The Board concluded that the Portfolio's gross performance over time was satisfactory.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 70th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 47th percentile for Class A shares and the 47th percentile for Class B shares.

The Board noted that although the Portfolio's management fee rate was above the median of the peer group such management fee rate was within an acceptable range of the peer group and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of each Agreement continue to be fair and reasonable and that the continuation of each Agreement is in the best interests of each Portfolio. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Sub-Advisory Agreement for each of the following Portfolios:

DWS Davis Venture Value VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP)

DWS Core Fixed Income VIP

DWS Janus Growth & Income VIP

DWS Turner Mid Cap Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of each Portfolio's sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") and each Portfolio's sub-advisor (each a "Sub-Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate each Sub-Advisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Sub-Advisory Agreements, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under each Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of each Sub-Advisor, investment approach of each Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of each Portfolio, and the resources made available to such personnel. The Board considered short-term and longer-term performance of each Portfolio (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee and the Fixed-Income Oversight Committee, as applicable, the Board concluded that the nature, quality and extent of services provided by each Sub-Advisor historically have been and continue to be satisfactory and that, except as discussed below, each Portfolio's performance during the tenure of the Sub-Advisor was satisfactory.

With respect to DWS Janus Growth & Income VIP, the Board considered the Sub-Advisor's representation that it had reached a settlement with regulators in August 2004 with respect to regulatory actions arising from market timing allegations affecting the Sub-Advisor. With respect to DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP), the Board considered that it approved a change, which is expected to take effect in November 2006, in the Portfolio's investment policies to invest in small and mid-size US companies.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under each Sub-Advisory Agreement and how it related to the overall management fee structure of the Portfolio. With respect to DWS Janus Growth & Income VIP, the Board noted that in connection with the annual review process in 2004, the Sub-Advisor agreed to reduce its sub-advisory fees, effective May 1, 2005. With respect to DWS Dreman High Return Equity VIP, the Board considered the terms of a relationship agreement between the Advisor and Sub-Advisor. With respect to DWS Turner Mid Cap Growth VIP, the Board noted that, in connection with its annual review process in 2005, the Sub-Advisor agreed to reduce its sub-advisory fee, effective October 1, 2005.

The Board considered that each sub-advisory fee rate was negotiated at arm's length between the Advisor and Sub-Advisor, an unaffiliated third party, and that the Advisor compensates each Sub-Advisor from its fees. With respect to DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Mid Cap Value VIP (formerly Dreman Small Cap Value VIP), DWS Janus Growth & Income VIP and DWS Turner Mid Cap Growth VIP, the Board also considered the estimated profitability of the Sub-Advisor based on revenues and expenses, as provided by the Sub-Advisor, and concluded that the estimated profitability realized by the Sub-Advisor in connection with the management of the Portfolio was not unreasonable. With respect to DWS Core Fixed Income VIP, the Board noted that the Sub-Advisor did not provide an estimate of profitability in connection with the management of the Portfolio. The Board noted its consideration of the estimated profitability of the Advisor for this Portfolio.

As part of its review of the investment management agreement with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of each Portfolio and whether the Portfolio will benefit from any economies of scale. With respect to DWS Turner Mid Cap Growth VIP and DWS Janus Growth & Income VIP, the Board noted that the Sub-Advisor agreed to reduce the Portfolio's sub-advisory fee, effective October 1, 2005 for DWS Turner Mid Cap Growth VIP, and May 1, 2005 for DWS Janus Growth & Income VIP. The Board noted that each investment management agreement with DIMA included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders. For DWS Dreman Small Mid Cap VIP (formerly DWS Dreman Small Cap Value VIP) and DWS Core Fixed Income VIP, the Board noted that, at the request of the Independent Trustees, DIMA agreed to add seven breakpoints to its investment management fee schedule, effective October 1, 2006.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by each Sub-Advisor and their affiliates. The Board noted that each Sub-Advisor agreed to adhere to DIMA's Soft Dollar Policy for the Portfolios, which includes an agreement not to use Portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board noted that DIMA has recently proposed and the Board is evaluating a change in its policies to permit the allocation of brokerage to acquire research services generated by parties other than the executing broker-dealer. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of each Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of each Sub-Advisory Agreement is in the best interests of each Portfolio. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		63
Paul K. Freeman[2] (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	63
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	63
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	63
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	63
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	63
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	63
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)
*Inception date of the corporation which was the predecessor to the L.L.C.
		66
Officers[3]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[4], Deutsche Asset Management	n/a
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)
n/a
John Millette[6] (1962) Secretary, 2001-present	Director[4], Deutsche Asset Management	n/a
Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger5, (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[6] (1962) Assistant Secretary, 1998-present	Managing Director[4], Deutsche Asset Management	n/a
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management	n/a
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
n/a
1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 Appointed Chairman of the Board, effective January 1, 2007.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, Massachusetts 02110.

The Trust's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Notes

About the Portfolios' Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

An investment in DWS Money Market VIP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although DWS Money Market VIP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

SVS2-2 (48577 2/07)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, DWS Variable Series II has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES II

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Trust’s auditor, billed to the Trust during the Trust’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Trust.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Trust’s Auditor Billed to the Trust

Fiscal Year Ended December 31	Audit Fees Billed to Trust	Audit-Related Fees Billed to Trust	Tax Fees Billed to Trust	All Other Fees Billed to Trust
2006	$947,520	$0	$123,207	$0
2005	$1,071,665	$0	$146,136	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Trust’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two fiscal years.

Fiscal Year Ended December 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$355,000	$488,670	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Trust’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Trust’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Trust’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended December 31	Total Non-Audit Fees Billed to Trust (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$123,207	$316,254	$530,385	$969,846
2005	$146,136	$488,670	$40,721	$675,527

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the trust.

In connection with the audit of the 2005 and 2006 financial statements, the Trust entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 23, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 23, 2007